                                                          File Nos. 333-10285
                                                                     811-7769

                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                      FORM N-4

              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                           Post-Effective Amendment No. 3

          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                  Amendment No. 6

                               SEPARATE ACCOUNT KG OF
                  FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                             (Exact Name of Registrant)

                  FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                                (Name of Depositor)
                                 440 Lincoln Street
                                Worcester, MA 01653
                (Address of Depositor's Principal Executive Offices)
                                   (508) 855-1000
                (Depositor's Telephone Number, including Area Code)

                    Abigail M. Armstrong, Secretary and Counsel
                  First Allmerica Financial Life Insurance Company
                                 440 Lincoln Street
                                Worcester, MA 01653
                 (Name and Address of Agent for Service of Process)


               It is proposed that this filing will become effective:

                  immediately upon filing pursuant to paragraph (b) of Rule 485.
           ------
             X    on May 1, 1999 pursuant to paragraph (b) of Rule 485
           ------
                  60 days after filing pursuant to paragraph (a)(1) of Rule 485.
           ------
                  (date) pursuant to paragraph (a)(1) of Rule 485.
           ------
                  this post-effective amendment designates a new effective date
           ------ for a previously filed post-effective amendment.


                             VARIABLE ANNUITY POLICIES

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 1998 was filed on or before March 30, 1999.

              CROSS REFERENCE SHEET SHOWING LOCATION IN PROSPECTUS OF
                            ITEMS CALLED FOR BY FORM N-4

FORM N-4 ITEM NO.   CAPTION IN PROSPECTUS
----------------    ----------------------
1 . . . . . . . . . Cover Page

2 . . . . . . . . . Special Terms

3 . . . . . . . . . Summary of Fees and Expenses; Summary of the Contract Features

4 . . . . . . . . . Condensed Financial Information;  Performance Information

5 . . . . . . . . . Description of the Companies, the Variable Accounts, Kemper
                    Variable Series and Scudder Variable Life Investment Fund

6 . . . . . . . . . Charges and Deductions

7 . . . . . . . . . Description of the Contract

8 . . . . . . . . . Electing the Form of Annuity and the Annuity Date;
                    Description of  Variable Annuity Option;  Annuity Benefit
                    Payments

9 . . . . . . . . . Death Benefit

10. . . . . . . . . Payments;  Computation of Values;  Distribution and Annuity
                    Payments

11. . . . . . . . . Surrender;  Withdrawal;  Charge for Surrender and
                    Withdrawal; Withdrawal Without Surrender Charge;  Texas
                    Optional Retirement Program

12. . . . . . . . . Federal Tax Considerations

13. . . . . . . . . Legal Matters

14. . . . . . . . . Statement of Additional Information-Table of Contents


FORM N-4 ITEM NO.   CAPTION IN STATEMENT OF ADDITIONAL  INFORMATION
-----------------   -----------------------------------------------

15. . . . . . . . . Cover Page

16. . . . . . . . . Table of Contents

17. . . . . . . . . General Information and History

18. . . . . . . . . Services

19. . . . . . . . . Underwriters

20. . . . . . . . . Underwriters

21. . . . . . . . . Performance Information

22. . . . . . . . . Annuity Benefit Payments

23. . . . . . . . . Financial Statements

ALLMERICA FINANCIAL LIFE INSURANCE
AND ANNUITY COMPANY
FIRST ALLMERICA FINANCIAL LIFE
INSURANCE COMPANY


                                                            KEMPER GATEWAY ELITE
                                                              A VARIABLE ANNUITY


                    THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT
                    POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING
                    THE KEMPER GATEWAY ELITE VARIABLE ANNUITY CONTRACT. THE
PROFILE             CONTRACT IS MORE FULLY DESCRIBED LATER IN THIS PROSPECTUS.
MAY 1, 1999         PLEASE READ THE PROSPECTUS CAREFULLY.

1. KEMPER GATEWAY ELITE VARIABLE ANNUITY CONTRACT


The Kemper GATEWAY Elite variable annuity contract is a contract between you (the contract owner) and Allmerica Financial Life Insurance and Annuity Company (for contracts issued in the District of Columbia, Puerto Rico, the Virgin Islands and any state except Hawaii and New York) or First Allmerica Financial Life Insurance Company (for contracts issued in Hawaii and New York). It is designed to help you accumulate assets on a tax-deferred basis for your retirement or other important financial goals. The Kemper GATEWAY Elite contract combines the concept of professional money management with the attributes of an annuity contract.


Kemper GATEWAY Elite offers a customized investment portfolio with experienced professional portfolio managers. You may allocate your payments among 17 of the available 22 investment portfolios of the Kemper Variable Series or the 4 investment portfolios of the Scudder Variable Life Investment Fund, in addition to the Guarantee Period Accounts and the Fixed Account. (The Guarantee Period Accounts and/or the Fixed Account may not be available in certain jurisdictions.) This range of investment choices enables you to allocate your money to meet your particular investment needs.



Like all deferred annuities, the contract has an ACCUMULATION PHASE and, if you annuitize, an ANNUITY PAYOUT PHASE. During the ACCUMULATION PHASE you can make payments into the contract on any frequency. Investment and interest gains accumulate tax deferred. You may also withdraw money from your contract during the ACCUMULATION PHASE. However, as with other tax-deferred investments, you pay taxes on earnings and any pre-tax payments to the contract when you withdraw them. A federal tax penalty may apply if you withdraw money prior to age 59 1/2.


During the ANNUITY PAYOUT PHASE you will receive regular annuity benefit payments from your contract, provided you annuitize. Annuitization involves beginning a series of payments from the capital that has built up in your contract. The amount of your payments during the ANNUITY PAYOUT PHASE will, in part, be determined by your contract's growth during the ACCUMULATION PHASE.

2. ANNUITY BENEFIT PAYMENTS


If you choose to annuitize your contract, you may select one of six annuity options: (1) periodic payments guaranteed for your lifetime; (2) periodic payments guaranteed for your lifetime, but for not less than 10 years; (3) periodic payments for your lifetime with the guarantee that if payments to you are less than the accumulated value at annuitization, a refund of the remaining value will be paid; (4) periodic payments guaranteed for your lifetime and your survivor's lifetime; (5) periodic payments guaranteed for your lifetime and your survivor's lifetime with the payment to the survivor being reduced to 2/3; and
(6) periodic payments guaranteed for a specified period of 1 to 30 years. Other annuity options may be offered by the Company.


You also need to decide if you want your annuity payments on a variable basis (i.e., subject to fluctuation based on investment performance), on a fixed basis (with benefit payments guaranteed at a fixed amount), or on a combination variable and fixed basis. Once payments begin, the annuity option cannot be changed.

3. PURCHASING THIS CONTRACT

You can buy a contract through your financial representative, who can also help you complete the proper forms. There is no fixed schedule for making additional payments into this contract. There are no limits to the frequency of additional payments, but there are certain limitations as to amount. Generally, the initial payment must be at least $2,000 and additional payments must be at least $100. However, minimums may be reduced for certain employer-sponsored plans.

4. INVESTMENT OPTIONS


You may allocate money among a total of 17 of the offered Sub-Accounts investing in the following portfolios:



KVS PORTFOLIOS:
--------------------------------------
  Kemper Aggressive Growth              Kemper Blue Chip
  Kemper Technology Growth              Kemper Value+Growth
  Kemper-Dreman Financial Services      Kemper Horizon 20+
  Kemper Small Cap Growth               Kemper Total Return
  Kemper Small Cap Value                Kemper Horizon 10+
  Kemper-Dreman High Return Equity      Kemper High Yield
  Kemper International                  Kemper Horizon 5
  Kemper International Growth and       Kemper Global Income
   Income                               Kemper Investment Grade Bond
  Kemper Global Blue Chip               Kemper Government Securities
  Kemper Growth                         Kemper Money Market
  Kemper Contrarian Value

SCUDDER VLIF PORTFOLIOS:
--------------------------------------
  Scudder International                 Scudder Capital Growth
  Scudder Global Discovery              Scudder Growth and Income


You may also allocate money to the Guarantee Period Accounts and the Fixed Account. The Guarantee Period Accounts let you choose from among nine different Guarantee Periods (ranging in maturity from 2 to 10 years) during which principal and interest rates are guaranteed. The Fixed Account guarantees principal and a minimum rate of interest (never less than 3% compounded annually).

5. EXPENSES


Each year and upon surrender, a $35 contract fee is deducted from your contract. (This fee may vary by state. See your contract for more information.) The contract fee is waived if the value of the contract is $50,000 or more on the date the fee is assessed. The contract fee is waived on the date the fee is assessed or if the contract is issued to and maintained by the Trustees of a 401(k) plan. We also deduct insurance charges at a total annual rate of 1.40% of the average daily value of your contract value allocated to the variable investment options. The insurance charges include a mortality and expense risk charge of 1.25% and an administrative expense charge of 0.15%. There are also investment management fees and other portfolio operating expenses that vary by portfolio. In addition, if you elect the optional Minimum Guaranteed Annuity Payout Rider, we will deduct a monthly charge against the accumulated value of your contract at an annual rate of 0.25% for a rider with a ten-year waiting period and at an annual rate of 0.15% for a rider with a fifteen-year waiting period.


If you decide to surrender your contract, make withdrawals or receive payments under certain annuity options, we may impose a surrender charge between 2% and 7% of the payment withdrawn, based on when your payments were made. In states where premium taxes are imposed, a premium tax charge will be deducted either when withdrawals are made or annuity payments commence.

There is currently no charge for processing investment option transfers. We reserve the right to assess a charge, not to exceed $25, for transfers in excess of 12 per contract year.


The following chart is designed to help you understand the charges in your contract. Column C labeled "Total Annual Charges" shows the total of the annual $35 contract fee (which is represented as 0.04%) and the 1.40% insurance charges (Column A) plus the investment charges for each portfolio (Column B). Optional rider charges are not included. Columns D and E show you two examples of the charges, in dollar amounts, you would pay under a contract. The examples assume that you invest $1,000 in a portfolio earning 5% annually and that you withdraw your money: (1) at the end of year 1 (Column D), and (2) at the end of year 10 (Column E). In Column D, the surrender charge is assessed as well as the Total Annual Charges. In Column E, the example shows the aggregate of all the annual charges assessed for 10 years, but there is no longer a surrender charge. The premium tax is assumed to be 0% in both examples. The following chart does not reflect the Optional Minimum Guaranteed Annuity Payout Rider charge which, if elected, would increase the Total Annual Insurance Charges.



                                                        A          B          C       D       E
                                                                                        TOTAL
                                                                                        ANNUAL
                                                                                     EXPENSES AT
                                                      TOTAL      TOTAL                  END OF
                                                     ANNUAL      ANNUAL     TOTAL    ------------
                                                    INSURANCE   PORTFOLIO  ANNUAL     1      10
                    PORTFOLIO                        CHARGES    CHARGES    CHARGES   YEAR   YEARS
--------------------------------------------------  ---------   --------   -------   ----   -----
Kemper Aggressive Growth*                             1.44%       0.95%      2.39%   $85    $269
Kemper Technology Growth*                             1.44%       0.95%      2.39%   $85    $269
Kemper-Dreman Financial Services**                    1.44%       0.99%      2.43%   $85    $273
Kemper Small Cap Growth                               1.44%       0.70%      2.14%   $83    $244
Kemper Small Cap Value                                1.44%       0.80%      2.24%   $84    $254
Kemper-Dreman High Return Equity**                    1.44%       0.87%      2.31%   $84    $261
Kemper International                                  1.44%       0.93%      2.37%   $85    $267
Kemper International Growth and Income**              1.44%       1.12%      2.56%   $87    $286
Kemper Global Blue Chip**                             1.44%       1.56%      3.00%   $91    $328
Kemper Growth                                         1.44%       0.65%      2.09%   $82    $239
Kemper Contrarian Value                               1.44%       0.78%      2.22%   $83    $252
Kemper Blue Chip                                      1.44%       0.76%      2.20%   $83    $250

                                                        A          B          C       D       E
                                                                                     TOTAL ANNUAL
                                                                                     EXPENSES AT
                                                      TOTAL      TOTAL                  END OF
                                                     ANNUAL      ANNUAL     TOTAL    ------------
                                                    INSURANCE   PORTFOLIO  ANNUAL     1      10
                    PORTFOLIO                        CHARGES    CHARGES    CHARGES   YEAR   YEARS
--------------------------------------------------  ---------   --------   -------   ----   -----
Kemper Value+Growth                                   1.44%       0.78%      2.22%   $83    $252
Kemper Horizon 20+                                    1.44%       0.67%      2.11%   $82    $241
Kemper Total Return                                   1.44%       0.60%      2.04%   $82    $233
Kemper Horizon 10+                                    1.44%       0.64%      2.08%   $82    $238
Kemper High Yield                                     1.44%       0.65%      2.09%   $82    $239
Kemper Horizon 5                                      1.44%       0.66%      2.10%   $82    $240
Kemper Global Income                                  1.44%       1.05%      2.49%   $86    $279
Kemper Investment Grade Bond                          1.44%       0.67%      2.11%   $82    $241
Kemper Government Securities                          1.44%       0.66%      2.10%   $82    $240
Kemper Money Market                                   1.44%       0.54%      1.98%   $81    $227
Scudder International                                 1.44%       1.05%      2.49%   $86    $279
Scudder Global Discovery                              1.44%       1.78%      3.22%   $93    $349
Scudder Capital Growth                                1.44%       0.51%      1.95%   $81    $224
Scudder Growth and Income                             1.44%       0.56%      2.00%   $81    $229



* These portfolios commenced operations after 5/1/99. Charges have been estimated and annualized. The charges reflect any expense reimbursements and/or fee waivers. For more detailed information, see the Fee Table in the Prospectus.



** These portfolios commenced operations in May, 1998. Charges have been annualized. The charges reflect any expense reimbursements and/or fee waivers. For more detailed information, see the Fee Table in the Prospectus.


6. TAXES


Under current tax rules, you will not pay taxes until you withdraw money from your contract. During the accumulation phase, earnings are withdrawn first and are taxed as ordinary income. If you make a withdrawal prior to age 59 1/2, you may be subject to a 10% federal tax penalty on the earnings. Payments during the annuity payout phase are considered partly a return of your original investment and partly earnings. You will be subject to income taxes on the earnings portion of each payment. However, if your contract is funded with pre-tax or tax deductible dollars (such as a pension or profit sharing plan contributions), then the entire payment may be taxable.


7. WITHDRAWALS

You can make withdrawals from your contract any time during the accumulation phase. The minimum withdrawal amount is $100. Any payment invested in the contract for more than six years can be withdrawn without a surrender charge.

For amounts invested six years or less, you will not be assessed a surrender charge on the greatest of:

    1.  100% of the cumulative earnings;

    2.  15% or less of the contract value in any calendar year; or

    3. if you are also the Annuitant, an amount calculated under the Life Expectancy Distribution option. (Similarly, no surrender charge will apply if an amount is withdrawn based on the Annuitant's life expectancy and the Owner is a trust or other nonnatural person.)


In addition, you may receive your money without a surrender charge if, after the contract is issued and before age 65, you become disabled. Under New York contracts, the disability must also exist for a continuous period of at least four months. Also, except in New York and New Jersey where not permitted by state law, you may receive your money without a surrender charge if, after the contract is issued, you are diagnosed with a fatal illness or are confined in a medical care facility until the later of one year from the issue date or 90 days.


Any withdrawal from a Guarantee Period Account ("GPA") prior to the end of the Guarantee Period will be subject to a market value adjustment which may increase or decrease the value in that account. This adjustment will never impact your original investment, nor will earnings in the GPA amount to less than an effective annual rate of 3%.

8. PERFORMANCE


The value of your contract will vary up or down depending on the investment performance of the Sub-Accounts investing in the underlying portfolios you choose. The first chart below illustrates past returns on a calendar year basis for each Sub-Account of Allmerica Financial Life Insurance and Annuity Company's Separate Account KG based on the inception dates of each of its Sub-Accounts. The second chart illustrates the same information for each Sub-Account of First Allmerica Financial Life Insurance Company's Separate Account KG. Each Company offers the same Sub-Accounts; however, Separate Account KG of Allmerica Financial Life Insurance and Annuity Company and each of its Sub-Accounts has been in existence for a longer period. The performance figures reflect the contract fee, the insurance charges, and the investment charges and other expenses of the underlying portfolios. They do not reflect the surrender charges which, if applied, would reduce such performance. In addition, they do not reflect any optional rider charges which, if elected, would reduce performance. Please note that past performance is not a guarantee of future results.

SEPARATE ACCOUNT KG (KEMPER GATEWAY ELITE) OF
ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY



                                      CALENDAR YEAR ENDED
                                          DECEMBER 31
                                     ---------------------
PORTFOLIO                               1998       1997
-----------------------------------  ----------  ---------
Kemper Aggressive Growth                N/A         N/A
Kemper Technology Growth                N/A         N/A
Kemper-Dreman Financial Services        N/A         N/A
Kemper Small Cap Growth                  16.48%     32.32%
Kemper Small Cap Value                  -12.84%     20.03%
Kemper-Dreman High Return Equity        N/A         N/A
Kemper International                      8.16%      7.92%
Kemper International Growth and
  Income                                N/A         N/A
Kemper Global Blue Chip                 N/A         N/A
Kemper Growth                            13.23%     19.63%
Kemper Contrarian Value                  17.10%     28.55%
Kemper Blue Chip                         12.09%     N/A
Kemper Value+Growth                      18.19%     23.70%
Kemper Horizon 20+                       11.40%     18.78%
Kemper Total Return                      13.24%     18.27%
Kemper Horizon 10+                        9.71%     15.13%
Kemper High Yield                        -0.39%     10.04%
Kemper Horizon 5                          8.19%     11.11%
Kemper Global Income                      9.43%     N/A
Kemper Investment Grade Bond              6.34%      7.49%
Kemper Government Securities              5.50%      7.42%
Kemper Money Market                       3.65%      3.72%
Scudder International                   N/A         N/A
Scudder Global Discovery                N/A         N/A
Scudder Capital Growth                  N/A         N/A
Scudder Growth and Income               N/A         N/A

SEPARATE ACCOUNT KG (KEMPER GATEWAY ELITE) OF
FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY



                                                              CALENDAR YEAR
                                                                  ENDED
PORTFOLIO                                                        12/31/98
------------------------------------------------------------  --------------
Kemper Aggressive Growth                                           N/A
Kemper Technology Growth                                           N/A
Kemper-Dreman Financial Services                                   N/A
Kemper Small Cap Growth                                              16.48%
Kemper Small Cap Value                                              -12.72%
Kemper-Dreman High Return Equity                                   N/A
Kemper International                                                  8.31%
Kemper International Growth and Income                             N/A
Kemper Global Blue Chip                                            N/A
Kemper Growth                                                        13.30%
Kemper Contrarian Value                                              17.26%
Kemper Blue Chip                                                     11.96%
Kemper Value+Growth                                                  18.21%
Kemper Horizon 20+                                                   11.42%
Kemper Total Return                                                  13.19%
Kemper Horizon 10+                                                    9.72%
Kemper High Yield                                                    -0.28%
Kemper Horizon 5                                                      8.19%
Kemper Global Income                                                  9.42%
Kemper Investment Grade Bond                                          6.34%
Kemper Government Securities                                          5.49%
Kemper Money Market                                                   3.63%
Scudder International                                              N/A
Scudder Global Discovery                                           N/A
Scudder Capital Growth                                             N/A
Scudder Growth and Income                                          N/A


9. DEATH BENEFIT


If the annuitant dies during the accumulation phase, we will pay the beneficiary a death benefit. The death benefit is equal to the GREATEST of: (a) the accumulated value increased for any positive market value adjustment; (b) gross payments compounded daily at the annual rate of 5%, decreased proportionately to reflect withdrawals (in Hawaii and New York the 5% compounding is not available; therefore, (b) equals gross payments decreased proportionately to reflect withdrawals); or (c) the death benefit that would have been payable on the most recent contract anniversary, increased for subsequent payments and decreased proportionately for subsequent withdrawals.

This guaranteed death benefit works in the following way assuming no withdrawals are made. On the first anniversary, the death benefit will be equal to the greater of (a) the accumulated value (increased by any positive market value adjustment) or (b) gross payments compounded daily at the annual rate of 5% (except in Hawaii and New York where (b) equals gross payments). The higher of
(a) or (b) will then be locked in until the second anniversary, at which time the death benefit will be equal to the greatest of (a) the Contract's then current accumulated value increased by any positive market value adjustment; (b) gross payments compounded daily at the annual rate of 5% (5% compounding does not apply in Hawaii and New York) or (c) the locked-in value of the death benefit at the first anniversary. The greatest of (a), (b) or (c) will be locked in until the next Contract anniversary. This calculation will then be repeated on each anniversary date while the Contract remains in force and prior to the Annuity Date. As noted above, the values of (b) and (c) will be decreased proportionately if withdrawals are taken.


10. OTHER INFORMATION


OPTIONAL MINIMUM GUARANTEED ANNUITY PAYOUT RIDER (not available in all jurisdictions): This optional rider is available for a separate monthly charge and guarantees you a minimum amount of fixed lifetime income during the annuity payout phase subject to certain conditions. On each contract anniversary a minimum guaranteed annuity payout benefit base is determined. This minimum guaranteed annuity payout benefit base (less any applicable premium taxes) is the value that will be annuitized should you exercise the rider. In order to exercise the rider, a fixed annuitization option involving a life contingency must be selected. Annuitization under this rider will occur at the guaranteed annuity purchase rates listed under the Annuity Option Tables in your contract. The minimum guaranteed annuity payout benefit base is equal to the greatest of:



(a) the accumulated value increased by any positive market value adjustment, if applicable, or



(b) the accumulated value on the effective date of the rider compounded daily at the annual rate of 5% plus gross payments made thereafter compounded daily at the annual rate of 5%, starting on the date each payment is applied, decreased proportionately to reflect withdrawals; or



(c) the highest accumulated value on any contract anniversary since the rider effective date, as determined after positive adjustments have been made for subsequent payments and any positive market value adjustment, if applicable, and negative adjustments have been made for subsequent withdrawals.

FREE LOOK PERIOD: If you cancel your contract within 10 days after receiving it (or whatever period is required by your state), you will receive a refund in accordance with the terms of the contract's "Right to Examine" provision.


DOLLAR COST AVERAGING: You may elect to automatically transfer money on a periodic basis from the Kemper Money Market Portfolio, the Kemper Government Securities Portfolio or the Fixed Account to one or more of the variable investment options. There is no charge for this service.



AUTOMATIC ACCOUNT REBALANCING: You may elect to automatically have your contract's accumulated value periodically reallocated ("rebalanced") among your chosen investment options to maintain your designated percentage allocation mix. There is no charge for this service.


11. INQUIRIES

If you need more information you may contact us at 1-800-782-8380 or send correspondence to:

        Kemper Gateway Annuities
        Allmerica Financial
        P.O. Box 8632
        Boston, Massachusetts 02266-8632

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                            WORCESTER, MASSACHUSETTS



This Prospectus provides important information about the Kemper Gateway Elite variable annuity contracts issued by Allmerica Financial Life Insurance and Annuity Company (in all jurisdictions except Hawaii and New York) and First Allmerica Financial Life Insurance Company in New York and Hawaii. The contract is a flexible payment tax-deferred combination variable and fixed annuity offered on both a group and individual basis. PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE. ANNUITIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.



The Variable Account, known as Separate Account KG is subdivided into Sub-Accounts, each investing exclusively in shares of one of the following portfolios:


KVS PORTFOLIOS:
--------------------------------------------------
Kemper Aggressive Growth                             Kemper Blue Chip
Kemper Technology Growth                             Kemper Value+Growth
Kemper-Dreman Financial Services                     Kemper Horizon 20+
Kemper Small Cap Growth                              Kemper Total Return
Kemper Small Cap Value                               Kemper Horizon 10+
Kemper-Dreman High Return Equity                     Kemper High Yield
Kemper International                                 Kemper Horizon 5
Kemper International                                 Kemper Global Income
 Growth and Income                                   Kemper Investment Grade Bond
Kemper Global Blue Chip                              Kemper Government Securities
Kemper Growth                                        Kemper Money Market
Kemper Contrarian Value


SCUDDER VLIF PORTFOLIOS:
--------------------------------------------------
Scudder International                                Scudder Capital Growth
Scudder Global Discovery                             Scudder Growth and Income



A Statement of Additional Information dated May 1, 1999 containing more information about this annuity is on file with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy may be obtained free of charge by calling Annuity Client Services at 1-800-782-8380. The Table of Contents of the Statement of Additional Information is listed on page 5 of this Prospectus. This Prospectus and the Statement of Additional Information can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).



THIS ANNUITY IS NOT A BANK DEPOSIT; FEDERALLY INSURED OR ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY.



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                               DATED MAY 1, 1999

The Fixed Account is part of the Company's General Account and pays an interest rate guaranteed for one year from the time a payment is received. The Guarantee Period Accounts offer fixed rates of interest for specified periods ranging from 2 to 10 years. A Market Value Adjustment is applied to payments removed from a Guarantee Period Account before the end of the specified period. The Market Value Adjustment may be positive or negative. Payments allocated to a Guarantee Period Account are held in the Company's Separate Account GPA (except in California where they are allocated to the General Account.)

                               TABLE OF CONTENTS


SPECIAL TERMS                                                                            6
SUMMARY OF FEES AND EXPENSES                                                             8
SUMMARY OF CONTRACT FEATURES                                                            16
PERFORMANCE INFORMATION                                                                 24
DESCRIPTION OF THE COMPANIES, THE VARIABLE
  ACCOUNTS, KEMPER VARIABLE SERIES AND
  SCUDDER VARIABLE LIFE INVESTMENT FUND                                                 26
INVESTMENT OBJECTIVES AND POLICIES                                                      28
INVESTMENT MANAGEMENT SERVICES                                                          31
DESCRIPTION OF THE CONTRACT                                                             32
              A.      Payments                                                          32
              B.      Right to Cancel Individual Retirement Annuity                     33
              C.      Right to Cancel All Other Contracts                               34
              D.      Transfer Privilege                                                34
                        Automatic Transfers and Automatic Account Rebalancing
                          Options                                                       35
              E.      Surrender                                                         36
              F.      Withdrawals                                                       37
                        Systematic Withdrawals                                          38
                        Life Expectancy Distributions                                   38
              G.      Death Benefit                                                     39
                        Death of the Annuitant Prior to the Annuity Date                39
                        Death of an Owner Who is Not Also the Annuitant Prior
                          to the Annuity Date                                           40
                        Payment of the Death Benefit Prior to the Annuity Date          40
                        Death of the Annuitant On or After the Annuity Date             41
              H.      The Spouse of the Owner as Beneficiary                            41
              I.      Assignment                                                        41
              J.      Electing the Form of Annuity and Annuity Date                     42
              K.      Description of Variable Annuity Payout Options                    43
              L.      Annuity Benefit Payments                                          45
                        Determination of the First Variable Annuity Benefit
                          Payment                                                       45
                        The Annuity Unit                                                45
                        Determination of the Number of Annuity Units                    46
                        Dollar Amount of Subsequent Variable Annuity Benefit
                          Payments                                                      46

              M.      Optional Minimum Guaranteed Annuity Payout Rider                  46
              N.      NORRIS Decision                                                   49
              O.      Computation of Values                                             50
                        The Accumulation Unit                                           50
                        Net Investment Factor                                           50

CHARGES AND DEDUCTIONS                                                                  51
              A.      Variable Account Deductions                                       51
                        Mortality and Expense Risk Charge                               51
                        Administrative Expense Charge                                   52
                        Other Charges                                                   52
              B.      Contract Fee                                                      52
              C.      Optional Minimum Guaranteed Annuity Payout Rider Charge           53
              D.      Premium Taxes                                                     53
              E.      Surrender Charge                                                  54
                        Charges for Surrender and Withdrawal                            54
                        Reduction or Elimination of Surrender Charge and
                          Additional Amounts Credited                                   55
                        Withdrawal Without Surrender Charge                             57
                        Surrenders                                                      57
                        Charge at the Time Annuity Benefit Payments Begin               58
              F.      Transfer Charge                                                   58

GUARANTEE PERIOD ACCOUNTS                                                               59

FEDERAL TAX CONSIDERATIONS                                                              62
              A.      Qualified and Non-Qualified Contracts                             63
              B.      Taxation of the Contracts in General                              63
                        Withdrawals Prior to Annuitization                              64
                        Annuity Payouts After Annuitization                             64
                        Penalty on Distribution                                         64
                        Assignments or Transfers                                        65
                        Nonnatural Owners                                               65
                        Deferred Compensation Plans of State and Local
                          Government and Tax-Exempt Organizations                       66
              C.      Tax Withholding                                                   66
              D.      Provisions Applicable to Qualified Employer Plans                 66
                        Corporate and Self-Employed Pension and Profit Sharing
                          Plans                                                         67
                        Individual Retirement Annuities                                 67
                        Tax-Sheltered Annuities                                         67
                        Texas Optional Retirement Program                               68

STATEMENTS AND REPORTS                                                                  68

LOANS (QUALIFIED CONTRACTS ONLY)                                                        68

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS                                       69

CHANGES TO COMPLY WITH LAW AND AMENDMENTS                                               70

VOTING RIGHTS                                                                           70

DISTRIBUTION                                                                            71

SERVICES                                                                                72

LEGAL MATTERS                                                                           72

YEAR 2000 COMPLIANCE                                                                    72

FURTHER INFORMATION                                                                     73

APPENDIX A -- MORE INFORMATION ABOUT THE FIXED ACCOUNT
                                                                                       A-1

APPENDIX B -- PERFORMANCE TABLES (ALLMERICA FINANCIAL LIFE INSURANCE AND
             ANNUITY COMPANY)                                                          B-1

APPENDIX C -- PERFORMANCE TABLES (FIRST ALLMERICA FINANCIAL LIFE INSURANCE
             COMPANY)                                                                  C-1

APPENDIX D -- SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT
                                                                                       D-1

APPENDIX E -- THE DEATH BENEFIT                                                        E-1

APPENDIX F -- CONDENSED FINANCIAL INFORMATION                                          F-1


                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY                                                           2

TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT AND THE COMPANY
                                                                                          3

SERVICES                                                                                  3

UNDERWRITERS                                                                              3

ANNUITY BENEFIT PAYMENTS                                                                  4

EXCHANGE OFFER                                                                            6

PERFORMANCE INFORMATION                                                                   7

TAX-DEFERRED ACCUMULATION                                                                10

FINANCIAL STATEMENTS                                                                    F-1

                                 SPECIAL TERMS

ACCUMULATED VALUE: the total value of all Accumulation Units in the Sub-Accounts plus the value of all accumulations in the Fixed Account and Guarantee Period Accounts credited to the Contract on any date before the Annuity Date.

ACCUMULATION UNIT: a unit of measure used to calculate the value of a Sub-Account before annuity benefit payments begin.

ANNUITANT: the person designated in the Contract upon whose life annuity benefit payments are to be made.


ANNUITY DATE: the date on which annuity benefit payments begin. This date may not be later than the first day of the month before the Annuitant's 90th birthday.


ANNUITY UNIT: a unit of measure used to calculate the value of periodic annuity benefit payments under the Contract.

COMPANY: unless otherwise specified, any reference to the "Company" shall refer exclusively to Allmerica Financial Life Insurance and Annuity Company for contracts issued in all jurisdictions except Hawaii and New York and exclusively to First Allmerica Financial Life Insurance Company for contracts issued in Hawaii and New York.

FIXED ACCOUNT: an investment option under the Contract that guarantees principal and a fixed minimum interest rate and which is part of the Company's General Account.


FIXED ANNUITY PAYOUT: an annuity payout option providing for annuity benefit payments which remain fixed in amount throughout the annuity benefit payment period selected.


GENERAL ACCOUNT: all the assets of the Company other than those held in a separate account.

GUARANTEE PERIOD: the number of years that a Guaranteed Interest Rate is credited.

GUARANTEE PERIOD ACCOUNT: an account which corresponds to a Guaranteed Interest Rate for a specified Guarantee Period.

GUARANTEED INTEREST RATE: the annual effective rate of interest, after daily compounding, credited to a Guarantee Period Account.

MARKET VALUE ADJUSTMENT: a positive or negative adjustment to earnings in the Guarantee Period Account assessed if any portion of a Guarantee Period Account is withdrawn or transferred prior to the end of its Guarantee Period.

OWNER (OR YOU): the person, persons or entity entitled to exercise the rights and privileges under this Contract. Joint Owners are permitted if one of the two is the Annuitant.


SUB-ACCOUNT: a subdivision of the Variable Account investing exclusively in the shares of a corresponding portfolio of Kemper Variable Series ("KVS") or Scudder Variable Life Investment Fund ("Scudder VLIF").



SURRENDER VALUE: the Accumulated Value of the Contract on full surrender after application of any Contract fee, surrender surrender charge, and Market Value Adjustment.



UNDERLYING PORTFOLIOS (OR PORTFOLIOS): currently, the twenty-two Portfolios of KVS and the four Portfolios of Scudder VLIF in which the Sub-Accounts invest.


VALUATION DATE: a day on which the net asset value of the shares of any of the Underlying Portfolios is determined and unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, as well as each day otherwise required.

VARIABLE ACCOUNT: Separate Account KG, one of the Company's separate accounts, consisting of assets segregated from other assets of the Company. The investment performance of the assets of the Variable Account is determined separately from the other assets of the Company, and are not chargeable with liabilities arising out of any other business which the Company may conduct.


VARIABLE ANNUITY PAYOUT: an annuity payout option providing for payments varying in amount in accordance with the investment experience of certain of the Portfolios.

                          SUMMARY OF FEES AND EXPENSES



There are certain fees and expenses that you will bear under the Kemper Gateway Elite Contract. The purpose of the following tables is to assist you in understanding these fees and expenses. The tables show (1) charges under the Contract, (2) annual expenses of the Sub-Accounts, and (3) annual expenses of the Underlying Portfolios. In addition to the charges and expenses described below, premium taxes are applicable in some states and are deducted as described under "D. Premium Taxes."



                                                   YEARS FROM
(1) CONTRACT CHARGES:                           DATE OF PAYMENT    CHARGE
----------------------------------------------  ----------------  ---------
SURRENDER CHARGE:*                                    0-1           7.0%
  This charge may be assessed upon surrender,          2            6.0%
  withdrawal or annuitization under any                3            5.0%
  commutable period certain option or a                4            4.0%
  noncommutable period certain option of less          5            3.0%
  than ten years. The charge is a percentage           6            2.0%
  of payments applied to the amount               More than 6       0.0%
  surrendered (in excess of any amount that is
  without a surrender charge) within the
  indicated time periods.

TRANSFER CHARGE:
  The Company currently makes no charge for                         None
  processing transfers and guarantees that the
  first 12 transfers in a Contract year will
  not be subject to a transfer charge. For
  each subsequent transfer, the Company
  reserves the right to assess a charge,
  guaranteed never to exceed $25, to reimburse
  the Company for the costs of processing the
  transfer.



 * From time to time the Company may allow a reduction of the surrender charge, the period during which the charges apply, or both, and/or credit additional amounts on Contracts when (1) Contracts are sold to individuals or groups of individuals in a manner which reduces sales expenses, or (2) where the Owner or the Annuitant on the date of issue is within certain classes of eligible persons. For more information, see "REDUCTION OR ELIMINATION OF SURRENDER CHARGE AND ADDITIONAL AMOUNTS CREDITED."

ANNUAL CONTRACT FEE:
  The fee is deducted annually and upon                             $35**
  surrender prior to the Annuity Date when the
  Accumulated Value is less than $50,000. The
  fee is waived for Contracts issued to and
  maintained by the trustee of a 401(k) plan.

OPTIONAL RIDER CHARGES:
  (The annual charge is deducted on a monthly
  basis at the end of each month.)
  On an annual basis as a percentage of
  Accumulated Value, the charge is:
    Optional Minimum Guaranteed Annuity Payout
     Rider with a ten-year waiting period:                          0.25%
    Optional Minimum Guaranteed Annuity Payout
     Rider with a fifteen-year waiting period:                      0.15%

(2) ANNUAL SUB-ACCOUNT EXPENSES:
----------------------------------------------
  (on an annual basis as percentage of av-
   erage daily net assets)
  Mortality and Expense Risk Charge:                                1.25%
  Administrative Expense Charge:                                    0.15%
                                                                  ---------
  Total Asset Charges:                                              1.40%



** This fee may vary by state. See your Contract for more information.

(3)_ANNUAL PORTFOLIO EXPENSES: The following table shows the expenses of the Underlying Portfolios as a percentage of average net assets for the year ended December 31, 1998. For more information concerning fees and expenses, see the prospectuses for the Underlying Portfolios.



                                         MANAGEMENT
                                             FEE                 OTHER           TOTAL PORTFOLIO
                                         (AFTER ANY         EXPENSES (AFTER      EXPENSES (AFTER
                                          VOLUNTARY               ANY             ANY WAIVERS/
PORTFOLIO                                 WAIVERS)          REIMBURSEMENTS)      REIMBURSEMENTS)
-----------------------------------  -------------------  -------------------  -------------------
Kemper Aggressive Growth*(1).......          0.67%                 0.28%               0.95%
Kemper Technology Growth*(1).......          0.66%                 0.29%               0.95%
Kemper-Dreman Financial
 Services**(1).....................          0.02%                 0.97%               0.99%
Kemper Small Cap Growth............          0.65%                 0.05%               0.70%
Kemper Small Cap Value.............          0.75%                 0.05%               0.80%(2)
Kemper-Dreman High Return
 Equity**(1).......................          0.42%                 0.45%               0.87%
Kemper International...............          0.75%                 0.18%               0.93%
Kemper International Growth and
 Income**(1).......................          0.00%                 1.12%               1.12%
Kemper Global Blue Chip**(1).......          0.00%                 1.56%               1.56%
Kemper Growth......................          0.60%                 0.05%               0.65%
Kemper Contrarian Value............          0.75%                 0.03%               0.78%(2)
Kemper Blue Chip...................          0.65%                 0.11%               0.76%(2)
Kemper Value+Growth................          0.75%                 0.03%               0.78%(2)
Kemper Horizon 20+.................          0.60%                 0.07%               0.67%(2)
Kemper Total Return................          0.55%                 0.05%               0.60%
Kemper Horizon 10+.................          0.60%                 0.04%               0.64%(2)
Kemper High Yield..................          0.60%                 0.05%               0.65%
Kemper Horizon 5...................          0.60%                 0.06%               0.66%(2)
Kemper Global Income(1)............          0.72%                 0.33%               1.05%
Kemper Investment Grade Bond.......          0.60%                 0.07%               0.67%(2)
Kemper Government Securities.......          0.55%                 0.11%               0.66%
Kemper Money Market................          0.50%                 0.04%               0.54%
Scudder International..............          0.87%                 0.18%               1.05%
Scudder Global Discovery...........          0.97%                 0.81%               1.78%
Scudder Capital Growth.............          0.47%                 0.04%               0.51%
Scudder Growth and Income..........          0.47%                 0.09%               0.56%



 * These Portfolios commenced operations after 5/1/99, therefore "other expenses" are estimated and annualized. Actual expenses may be greater or less than shown.



** These Portfolios commenced operations in May, 1998, therefore "other expenses" are annualized. Actual expenses may be greater or less than shown.

(1) Pursuant to their respective agreements with Kemper Variable Series, the investment manager and the accounting agent have agreed, for the one year period commencing on the date of this prospectus, to limit their respective fees and to reimburse other operating expenses, in a manner communicated to the Board of the Fund, to the extent necessary to limit total operating expenses of the Kemper Aggressive Growth, Kemper Technology Growth, Kemper-Dreman Financial Services, Kemper-Dreman High Return Equity, Kemper International Growth and Income and Kemper Global Blue Chip Portfolios of Kemper Variable Series to the levels set forth in the table above. Without taking into effect these expense caps, for the Aggressive Growth, Technology Growth, Financial Services, High Return Equity, International Growth and Income, Global Blue Chip and Global Income Portfolios of Kemper Variable Series management fees are estimated to be .75%, .75%, .75%, .75%, 1.00%, 1.00% and .75%, respectively. Other Expenses are estimated to be .28%, .29%, .97%, .45%, 18.54%, 11.32% and .33%, respectively; and total operating expenses are estimated to be 1.03%, 1.04%, 1.72%, 1.20%, 19.54%, 12.32%, and
    1.08%, respectively. In addition, for Kemper International Growth and Income and Kemper Global Blue Chip Portfolios, the investment manager has agreed to limit its management fee to .70% and .85%, respectively, for such portfolios for one year from the date of this Prospectus.



(2) Pursuant to their respective agreements with Kemper Variable Series, the investment manager and the accounting agent have agreed, for the one year period commencing on the date of this prospectus, to limit their respective fees and to reimburse other operating expenses, in a manner communicated to the Board of the Fund, to the extent necessary to limit total operating expenses of the following described Portfolios to the amounts set forth after the Portfolio names: Kemper Value + Growth Portfolio (.84%), Kemper Contrarian Value Portfolio (.80%), Kemper Small Cap Value Portfolio (.84%), Kemper Horizon 5 Portfolio (.97%), Kemper Horizon 10+ Portfolio (.83%), Kemper Horizon 20+ Portfolio (.93%), Kemper Investment Grade Bond Portfolio (.80%), and Kemper Blue Chip Portfolio (.95%). The amounts set forth in the table above reflect actual expenses for the past fiscal year, which were lower than these expense limits.



The Underlying Portfolio information above was provided by the Underlying Portfolios and was not independently verified by the Company.



EXPENSE EXAMPLES. The following examples demonstrate the cumulative expenses which an Owner would pay at 1-year, 3-year, 5-year and 10-year intervals under certain contingencies. Each example assumes a $1,000 investment in a Sub-Account and a 5% annual return on assets. As required by rules of the Securities and Exchange Commission ("SEC"), the Contract fee is reflected in the examples by a method designed to show the "average" impact on an investment in the Variable Account. The total Contract fees collected are divided by the total average net assets attributable to the Contracts. The resulting percentage is 0.04%, and the amount of the Contract fee is assumed to be $0.40 in the examples. The Contract fee is deducted only when the accumulated value is less than $50,000. Lower costs apply to Contracts owned and maintained under a 401(k) plan. Because the expenses of the Underlying Portfolios differ, separate examples are used to illustrate the expenses incurred by an Owner on an investment in the various Sub-Accounts.


THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.


(1)(a) If, at the end of the applicable time period, you surrender your Contract or annuitize* under a commutable variable period certain option or a noncommutable period certain option of less than ten years, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and no Rider:**



WITH SURRENDER CHARGE                                 1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------  -----------  -----------  -----------  -----------
Kemper Aggressive Growth..........................   $      85    $     120    $     155    $     269
Kemper Technology Growth..........................   $      85    $     120    $     155    $     269
Kemper-Dreman Financial Services..................   $      85    $     121    $     157    $     273
Kemper Small Cap Growth...........................   $      83    $     112    $     143    $     244
Kemper Small Cap Value............................   $      84    $     115    $     148    $     254
Kemper-Dreman High Return Equity..................   $      84    $     117    $     151    $     261
Kemper International..............................   $      85    $     119    $     154    $     267
Kemper International Growth and Income............   $      87    $     124    $     163    $     286
Kemper Global Blue Chip...........................   $      91    $     137    $     184    $     328
Kemper Growth.....................................   $      82    $     111    $     140    $     239
Kemper Contrarian Value...........................   $      83    $     115    $     147    $     252
Kemper Blue Chip..................................   $      83    $     114    $     146    $     250
Kemper Value+Growth...............................   $      83    $     115    $     147    $     252
Kemper Horizon 20+................................   $      82    $     111    $     141    $     241
Kemper Total Return...............................   $      82    $     109    $     138    $     233
Kemper Horizon 10+................................   $      82    $     111    $     140    $     238
Kemper High Yield.................................   $      82    $     111    $     140    $     239
Kemper Horizon 5..................................   $      82    $     111    $     141    $     240
Kemper Global Income..............................   $      86    $     122    $     160    $     279
Kemper Investment Grade Bond......................   $      82    $     111    $     141    $     241
Kemper Government Securities......................   $      82    $     111    $     141    $     240
Kemper Money Market...............................   $      81    $     108    $     135    $     227
Scudder International.............................   $      86    $     122    $     160    $     279
Scudder Global Discovery..........................   $      93    $     143    $     195    $     349
Scudder Capital Growth............................   $      81    $     107    $     133    $     224
Scudder Growth and Income.........................   $      81    $     108    $     136    $     229

(1)(b) If, at the end of the applicable time period, you surrender your Contract or annuitize* under a commutable period certain option or a noncommutable period certain option of less than ten years, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets and election of the Minimum Guaranteed Annuity Payout Rider** with a ten-year waiting period:



WITH SURRENDER CHARGE                                 1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------  -----------  -----------  -----------  -----------
Kemper Aggressive Growth..........................   $      87    $     127    $     167    $     294
Kemper Technology Growth..........................   $      87    $     127    $     167    $     294
Kemper-Dreman Finanacial Services.................   $      88    $     128    $     169    $     298
Kemper Small Cap Growth...........................   $      85    $     120    $     155    $     269
Kemper Small Cap Value............................   $      86    $     122    $     160    $     279
Kemper-Dreman High Return Equity..................   $      87    $     124    $     163    $     286
Kemper International..............................   $      87    $     126    $     166    $     292
Kemper International Growth and Income............   $      89    $     132    $     175    $     310
Kemper Global Blue Chip...........................   $      93    $     144    $     196    $     352
Kemper Growth.....................................   $      84    $     118    $     152    $     264
Kemper Contrarian Value...........................   $      86    $     122    $     159    $     277
Kemper Blue Chip..................................   $      86    $     121    $     158    $     275
kemper Value+Growth...............................   $      86    $     122    $     159    $     277
Kemper Horizon 20+................................   $      85    $     119    $     153    $     266
Kemper Total Return...............................   $      84    $     117    $     150    $     259
Kemper Horizon 10+................................   $      84    $     118    $     152    $     263
Kemper High Yield.................................   $      84    $     118    $     152    $     264
Kemper Horizon 5..................................   $      85    $     118    $     153    $     265
Kemper Global Income..............................   $      88    $     130    $     172    $     304
Kemper Investment Grade Bond......................   $      85    $     119    $     153    $     266
Kemper Government Securities......................   $      85    $     118    $     153    $     265
Kemper Money Market...............................   $      83    $     115    $     147    $     253
Scudder International.............................   $      88    $     130    $     172    $     304
Scudder Global Discovery..........................   $      95    $     150    $     206    $     372
Scudder Capital Growth............................   $      83    $     114    $     146    $     250
Scudder Growth and Income.........................   $      84    $     115    $     148    $     255

(2)(a) If, at the end of the applicable time period, you annuitize* under a life contingency option or a noncommutable period certain option of ten years or longer, or if you do not surrender or annuitize the Contract, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and no Rider:**



WITHOUT SURRENDER CHARGE                              1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------  -----------  -----------  -----------  -----------
Kemper Aggressive Growth..........................   $      24    $      74    $     126    $     269
Kemper Technology Growth..........................   $      24    $      74    $     126    $     269
Kemper-Dreman Financial Services..................   $      24    $      75    $     128    $     273
Kemper Small Cap Growth...........................   $      21    $      66    $     113    $     244
Kemper Small Cap Value............................   $      22    $      69    $     118    $     254
Kemper-Dreman High Return Equity..................   $      23    $      71    $     122    $     261
Kemper International..............................   $      24    $      73    $     125    $     267
Kemper International Growth and Income............   $      26    $      79    $     134    $     286
Kemper Global Blue Chip...........................   $      30    $      92    $     156    $     328
Kemper Growth.....................................   $      21    $      65    $     111    $     239
Kemper Contrarian Value...........................   $      22    $      68    $     117    $     252
Kemper Blue Chip..................................   $      22    $      68    $     116    $     250
Kemper Value+Growth...............................   $      22    $      68    $     117    $     252
Kemper Horizon 20+................................   $      21    $      65    $     112    $     241
Kemper Total Return...............................   $      20    $      63    $     108    $     233
Kemper Horizon 10+................................   $      21    $      64    $     110    $     238
Kemper High Yield.................................   $      21    $      65    $     111    $     239
Kemper Horizon 5..................................   $      21    $      65    $     111    $     240
Kemper Global Income..............................   $      25    $      77    $     131    $     279
Kemper Investment Grade Bond......................   $      21    $      65    $     112    $     241
Kemper Government Securities......................   $      21    $      65    $     111    $     240
Kemper Money Market...............................   $      20    $      61    $     105    $     227
Scudder International.............................   $      25    $      77    $     131    $     279
Scudder Global Discovery..........................   $      32    $      98    $     167    $     349
Scudder Capital Growth............................   $      20    $      60    $     104    $     224
Scudder Growth and Income.........................   $      20    $      62    $     106    $     229

(2)(b) If, at the end of the applicable time period, you annuitize* under a life option or a noncommutable period certain option of ten years or longer, or if you do not surrender or annuitize your Contract, you would pay the following expenses on a $1,000 investment, assuming an annual 5% return on assets and election of the Minimum Guaranteed Annuity Payout Rider** with a ten-year waiting period:



WITHOUT SURRENDER CHARGE                              1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------  -----------  -----------  -----------  -----------
Kemper Aggressive Growth..........................   $      26    $      81    $     138    $     294
Kemper Technology Growth..........................   $      26    $      81    $     138    $     294
Kemper-Dreman Finanacial Services.................   $      27    $      82    $     140    $     298
Kemper Small Cap Growth...........................   $      24    $      74    $     126    $     269
Kemper Small Cap Value............................   $      25    $      77    $     131    $     279
Kemper-Dreman High Return Equity..................   $      26    $      79    $     134    $     286
Kemper International..............................   $      26    $      80    $     137    $     292
Kemper International Growth and Income............   $      28    $      86    $     147    $     310
Kemper Global Blue Chip...........................   $      33    $      99    $     168    $     352
Kemper Growth.....................................   $      23    $      72    $     123    $     264
Kemper Contrarian Value...........................   $      25    $      76    $     130    $     277
Kemper Blue Chip..................................   $      25    $      75    $     129    $     275
Kemper Value+Growth...............................   $      25    $      76    $     130    $     277
Kemper Horizon 20+................................   $      24    $      73    $     124    $     266
Kemper Total Return...............................   $      23    $      71    $     121    $     259
Kemper Horizon 10+................................   $      23    $      72    $     123    $     263
Kemper High Yield.................................   $      23    $      72    $     123    $     264
Kemper Horizon 5..................................   $      24    $      72    $     124    $     265
Kemper Global Income..............................   $      27    $      84    $     143    $     304
Kemper Investment Grade Bond......................   $      24    $      73    $     124    $     266
Kemper Government Securities......................   $      24    $      72    $     124    $     265
Kemper Money Market...............................   $      22    $      69    $     118    $     253
Scudder International.............................   $      27    $      84    $     143    $     304
Scudder Global Discovery..........................   $      35    $     106    $     179    $     372
Scudder Capital Growth............................   $      22    $      68    $     116    $     250
Scudder Growth and Income.........................   $      23    $      69    $     119    $     255



* The Contract fee is not deducted after annuitization. Any applicable surrender charge is assessed at the time of annuitization if you elect a noncommutable period certain option of less than ten years or any commutable period certain option. No charge is assessed if you elect any life contingency option or a noncommutable period certain option of ten years or longer.



** If the Minimum Guaranteed Annuity Payout Rider is exercised, you may only annuitize under a fixed annuity payout option involving a life contingency at the guaranteed annuity purchase rates listed under the Annuity Option Tables in your Contract.

                          SUMMARY OF CONTRACT FEATURES


WHAT IS THE KEMPER GATEWAY ELITE VARIABLE ANNUITY?


The Kemper Gateway Elite variable annuity contract ("Contract") is an insurance contract designed to help you accumulate assets for your retirement or other important financial goals on a tax-deferred basis. The Contract combines the concept of professional money management with the attributes of an annuity contract. Features available through the Contract include:


- A customized investment portfolio;


- 22 KVS Portfolios and 4 Scudder VLIF Portfolios;


- 1 Fixed Account;

- 9 Guarantee Period Accounts;

- Experienced professional portfolio managers;

- Tax deferral on earnings;

- Guarantees that can protect your beneficiaries during the accumulation phase;


- Income payments that you can receive for life.



The Contract has two phases: an accumulation phase and, if you choose to annuitize, an annuity payout phase. During the accumulation phase, you may allocate your initial payment and any additional payments you choose to make among seventeen of the twenty-six portfolios of securities ("Portfolios") under your Contract, to the Guarantee Period Accounts, and to the Fixed Account. You select the investment options most appropriate for your investment needs. As those needs change, you may also change your allocation without incurring any tax consequences. Your Contract's Accumulated Value is based on the investment performance of the Portfolios and any accumulations in the Guarantee Period and Fixed Accounts. No income taxes are paid on any earnings under the Contract unless you withdraw money. In addition, during the accumulation phase, your beneficiaries receive certain protections in the event of the Annuitant's death. See discussion below "WHAT HAPPENS UPON DEATH DURING THE ACCUMULATION PHASE?"


WHAT HAPPENS IN THE ANNUITY PAYOUT PHASE?


During the annuity payout phase, the Annuitant can receive income based on several annuity payout options. You choose the annuity payout option and the date for annuity benefit payments to begin. You also decide whether you want variable annuity benefit payments based on the investment performance of certain Portfolios, fixed-amount annuity benefit payments with payment amounts guaranteed by the Company, or a combination of fixed -amount and variable annuity benefit payments. Among the payout options available during the annuity payout phase are:


- periodic payments for your lifetime (assuming you are the Annuitant);

- periodic payments for your life and the life of another person selected by you;


-periodic payments for your lifetime with any remaining guaranteed payments continuing to your beneficiary for ten years in the event that you die before the end of ten years;


-periodic payments over a specified number of years (1 to 30) -- under this option you may reserve the right to convert remaining payments to a lump-sum payout by electing a "commutable" option.


An optional Minimum Guaranteed Annuity Payout Rider is available during the accumulation phase in most jurisdictions for a separate monthly charge. See "M. Optional Minimum Guaranteed Annuity Payout Rider" under "DESCRIPTION OF THE CONTRACT." If elected, the Rider guarantees the Annuitant a minimum amount of fixed annuity lifetime income during the annuity payout phase, subject to certain conditions. On each Contract anniversary a Minimum Guaranteed Annuity Payout Benefit Base is determined. The Minimum Guaranteed Annuity Payout Benefit Base (less any applicable premium taxes) is the value that will be annuitized should you exercise the Rider. In order to exercise the Rider, a fixed annuitization option involving a life contingency must be selected. Annuitization under this Rider will occur at the guaranteed annuity purchase rates listed under the Annuity Option Tables in your Contract, The Minimum Guaranteed Annuity Payout Benefit Base is equal to the greatest of:



(a) the Accumulated Value increased by any positive Market Value Adjustment, if applicable; or



(b) the Accumulated Value on the effective date of the Rider compounded daily at the annual rate of 5% plus gross payments made thereafter compounded daily at the annual rate of 5%, starting on the date each payment is applied, reduced proportionately to reflect withdrawals; or



(c) the highest Accumulated Value on any Contract anniversary since the Rider effective date, as determined after positive adjustments have been made for subsequent withdrawals and any positive Market Value Adjustment, if applicable, and negative adjustments have been made for subsequent withdrawals.

For each withdrawal described in (b) and (c) above, the proportionate reduction is calculated by multiplying the (b) or (c) value, whichever is applicable, determined immediately prior to the withdrawal, by the following fraction:



                            amount of the withdrawal
          -----------------------------------------------------------
        Accumulated Value determined immediately prior to the withdrawal


WHO ARE THE KEY PERSONS UNDER THE CONTRACT?

The Contract is between you, (the "Owner") and us, Allmerica; Financial Life Insurance and Annuity Company (for contracts issued in all jurisdictions except Hawaii and New York) or First Allmerica Financial Life Insurance Company (for contracts issued in Hawaii and New York). Each Contract has an Owner (or an Owner and a Joint Owner, in which case one of the two also must be the Annuitant), an Annuitant and one or more beneficiaries. As Owner, you make payments, choose investment allocations, receive annuity benefit payments and select the Annuitant and beneficiary. The Annuitant is the individual who receives annuity benefit payments under the Contract. The beneficiary is the person who receives any payment on the death of the Owner or Annuitant.

HOW MUCH CAN I INVEST AND HOW OFTEN?

The number and frequency of your payments are flexible, subject to the minimum and maximum payment amounts outlined in "A. Payments."

WHAT ARE MY INVESTMENT CHOICES?


You may allocate payments among the Sub-Accounts investing in the Portfolios, the Guarantee Period Accounts, and the Fixed Account. As to the date of this Prospectus, payments may be allocated to a maximum of seventeen variable Sub-Accounts in addition to the Kemper Money Market Portfolio during the life of the Contract and prior to the Annuity Date.

VARIABLE ACCOUNT.  You have a choice of Sub-Accounts investing in the following
Portfolios:


KVS PORTFOLIOS:
--------------------------------------
  Kemper Aggressive Growth              Kemper Blue Chip
  Kemper Technology Growth              Kemper Value+Growth
  Kemper-Dreman Financial Services      Kemper Horizon 20+
  Kemper Small Cap Growth               Kemper Total Return
  Kemper Small Cap Value                Kemper Horizon 10+
  Kemper-Dreman High Return Equity      Kemper High Yield
  Kemper International                  Kemper Horizon 5
  Kemper International Growth and       Kemper Global Income
   Income                               Kemper Investment Grade Bond
  Kemper Global Blue Chip               Kemper Government Securities
  Kemper Growth                         Kemper Money Market
  Kemper Contrarian Value

SCUDDER VLIF PORTFOLIOS:
--------------------------------------
  Scudder International                 Scudder Capital Growth
  Scudder Global Discovery              Scudder Growth and Income


For a more detailed description of the Portfolios, see "INVESTMENT OBJECTIVES AND POLICIES."


GUARANTEE PERIOD ACCOUNTS. Assets supporting the guarantees under the Guarantee Period Accounts are held in the Company's Separate Account GPA, a non-unitized insulated separate account, except in California where assets are held in the Company's General Account. Values and benefits calculated on the basis of Guarantee Period Account allocations, however, are obligations of the Company's General Account. Amounts allocated to a Guarantee Period Account earn a Guaranteed Interest Rate declared by the Company. The level of the Guaranteed Interest Rate depends on the number of years of the Guarantee Period selected. The Company currently makes available nine Guarantee Periods ranging from two to ten years in duration. Once declared, the Guaranteed Interest Rate will not change during the duration of the Guarantee Period. If amounts allocated to a Guarantee Period Account are transferred, surrendered or applied to any annuity option at any time other than the day following the last day of the applicable Guarantee Period, a Market Value Adjustment will apply that may increase or decrease the Account's value; however, this adjustment will never be applied against your principal. In addition, earnings in the GPA after application of the Market Value Adjustment will not be less than an effective annual rate of 3%. For more information about the Guarantee Period Accounts and the Market Value Adjustment, see "GUARANTEE PERIOD ACCOUNTS."

FIXED ACCOUNT. The Fixed Account is part of the General Account, which consists of all the Company's assets other than those allocated to the Variable Account and any other separate account. Allocations to the Fixed Account are guaranteed as to principal and a minimum rate of interest. Additional excess interest may be declared periodically at the Company's discretion. Furthermore, the initial rate in effect on the date an amount is allocated to the Fixed Account is guaranteed for one year from that date. For more information about the Fixed Account see APPENDIX A, "MORE INFORMATION ABOUT THE FIXED ACCOUNT."

THE GUARANTEE PERIOD ACCOUNTS AND/OR SOME OF THE SUB-ACCOUNTS MAY NOT BE AVAILABLE IN ALL STATES.

WHO ARE THE PORTFOLIO MANAGERS?


Scudder Kemper Investments, Inc. ("Scudder Kemper") is the investment manager of each Portfolio of KVS and each Portfolio of Scudder VLIF. Scudder Investments (U.K.) Limited, an affiliate of Scudder Kemper, is the sub-adviser for the Kemper International Portfolio and the Kemper Global Income Portfolio. Dreman Value Management, L.L.C. is the sub-advisor for the Kemper-Dreman Financial Services Portfolio and Kemper-Dreman High Return Equity Portfolio. Scudder Kemper is the investment manager of the Guarantee Period Accounts pursuant to an investment advisory agreement between the Company and Scudder Kemper.


CAN I MAKE TRANSFERS AMONG THE ACCOUNTS?


Yes. Prior to the Annuity Date, you may transfer among the Sub-Accounts investing in the Portfolios, the Guarantee Period Accounts, and the Fixed Account. As of the date of this Prospectus, transfers may be made to a maximum of seventeen variable Sub-Accounts in addition to the Kemper Money Market Portfolio during the life of the Contract. You will incur no current taxes on transfers while your money remains in the Contract. You also may elect Automatic Account Rebalancing to ensure assets remain allocated according to a desired mix or choose automatic dollar cost averaging to gradually move money into one or more Portfolios. See "D. Transfer Privilege."


WHAT IF I NEED MY MONEY BEFORE MY ANNUITY PAYOUT PHASE BEGINS?

You may surrender your Contract or make withdrawals any time before the annuity payout phase begins. Each year you can take without a surrender charge the greatest of 100% of cumulative earnings, 15% of the Contract's Accumulated Value or, if you are both an Owner and the Annuitant, an amount based on your life expectancy. (Similarly, no surrender charge will apply if an amount is withdrawn based on the Annuitant's life expectancy if the Owner is a trust or other nonnatural person.) A 10% federal tax penalty may apply to all amounts deemed to be income if you are under age 59 1/2. Additional amounts may be withdrawn at any time but payments that have not been invested in the Contract for more than six years may be subject to a surrender charge. (A Market Value Adjustment, which may increase or decrease the value of your account, may apply to any withdrawal made from a Guarantee Period Account prior to the expiration of the Guarantee Period.)



In addition, you may withdraw all or a portion of your money without a surrender charge if, after the Contract is issued and before age 65, you become disabled. Also, except in New York and New Jersey where not permitted by state law, you may withdraw money without a surrender charge if, after the Contract is issued, you are admitted to a medical care facility or diagnosed with a fatal illness. For details and restrictions, see "Reduction or Elimination of Surrender Charge and Additional Amounts Credited."


WHAT HAPPENS UPON DEATH DURING THE ACCUMULATION PHASE?

If the Annuitant, Owner or Joint Owner should die before the Annuity Date, a death benefit will be paid to the beneficiary. Upon the death of the Annuitant (or an Owner who is also an Annuitant), the death benefit is equal to the GREATEST of:

- The Accumulated Value increased by any positive Market Value Adjustment;


- Gross payments, compounded daily at the annual rate of 5% (except in Hawaii and New York where (b) equals gross payments) starting on the date each payment is applied and continuing throughout your investment's entire accumulation phase, decreased proportionately to reflect withdrawals; or


- The death benefit that would have been payable on the most recent Contract anniversary, increased for subsequent payments and decreased proportionately for subsequent withdrawals.


This guaranteed death benefit works in the following way assuming no withdrawals are made. On the first anniversary, the death benefit will be equal to the greater of (a) the Accumulated Value (increased by any positive Market Value Adjustment) or (b) gross payments compounded daily at the annual rate of 5% (except in Hawaii and New York where (b) equals gross payments). The higher of
(a) or (b) will then be locked in until the second anniversary, at which time the death benefit will be equal to the greatest of (a) the Contract's then current Accumulated Value increased by any positive Market Value Adjustment; (b) gross payments compounded daily at the annual rate of 5% (5% compounding does not apply in Hawaii and New York) or (c) the locked-in value of the death benefit at the first anniversary. The greatest of (a), (b) or (c) will be locked in until the next Contract anniversary. This calculation will then be repeated on each anniversary while the Contract remains in force and prior to the Annuity Date. As noted above, the values of (b) and (c) will be decreased proportionately if withdrawals are taken.


At the death of an Owner who is not also the Annuitant before the Annuity Date, the death benefit will equal the Accumulated Value of the Contract increased by any positive Market Value Adjustment.


(If the Annuitant dies after the Annuity Date but before all guaranteed annuity benefit payments have been made, the remaining payments will be paid to the beneficiary at least as rapidly as under the annuity option in effect. See "Death Benefit.")

WHAT CHARGES WILL I INCUR UNDER MY CONTRACT?


If the Accumulated Value on a Contract anniversary or upon surrender is less than $50,000, the Company will deduct a $35 Contract Fee (a lower fee of $30 may apply in some states) from the Contract. There will be no Contract fee if the Accumulated Value is $50,000 or more. The Contract fee is waived for a Contract issued to and maintained by a trustee of a 401(k) plan.


Should you decide to surrender the Contract, make withdrawals, or receive payments under certain annuity options, you may be subject to a surrender charge. If applicable, this charge will be between 2% and 7% of payments withdrawn, based on when the payments were made.


Depending upon the state in which you live, a deduction for state and local premium taxes, if any, may be made as described under "D. Premium Taxes."



Currently, the Company makes no charge for processing transfers. The first 12 transfers in a Contract year are guaranteed to be free of a transfer charge. The Company does not currently charge for additional transfers, but reserves the right to assess a charge which is guaranteed never to exceed $25 per transfer, to reimburse it for the expense of processing these additional transfers.



The Company will deduct, on a daily basis, an annual mortality and expense risk charge and administrative expense charge equal to 1.25% and 0.15%, respectively, of the average daily net assets invested in each Portfolio. The Portfolios will incur certain management fees and expenses described more fully in "Other Charges" under "A. Variable Account Deductions" and in the KVS and Scudder VLIF prospectuses which accompany this Prospectus.



Subject to state availability, the Company offers an optional Minimum Guaranteed Annuity Payout Rider for an additional charge. If you elect the Rider, a separate monthly charge is deducted from the Contract's Accumulated Value at the end of each month within which the Rider has been in effect. The applicable charge is assessed by multiplying the Accumulated Value on the last day of each month and on the date the Rider is terminated by 1/12th of the following annual percentage rates:



Minimum Guaranteed Annuity Payout Rider with a ten-year
 waiting period............................................      0.25%
Minimum Guaranteed Annuity Payout Rider with a fifteen-year
 waiting period............................................      0.15%



For a description of this Rider, see "C. Optional Minimum Guaranteed Annuity Payout Rider Charge" under "CHARGES AND DEDUCTIONS," and "M. Optional Minimum Guaranteed Annuity Payout Rider" under "DESCRIPTION OF THE CONTRACT."


For more information, see "CHARGES AND DEDUCTIONS."

CAN I EXAMINE THE CONTRACT?

Yes. Your Contract will be delivered to you after your purchase. If you return the Contract to the Company within ten days of receipt, the Contract will be canceled. (There may be a longer period in certain states; see the "Right to Examine" provision on the cover of your Contract.) If you cancel the Contract, you will receive a refund of any amounts allocated to the Fixed and Guarantee Period Accounts and the Accumulated Value of any amounts allocated to the Sub-Accounts (plus any fees or charges that may have been deducted). However, if state law requires or if your Contract was issued as an Individual Retirement Annuity (IRA) you will generally receive a refund of your entire payment. (In certain states, this refund may be the greater of (1) your entire payment or (2) the amounts allocated to the Fixed and Guarantee Period Accounts plus the Accumulated Value of amounts in the Sub-Accounts, plus any fees or charges previously deducted. See "B. Right to Cancel Individual Retirement Annuity" and "C. Right to Cancel all Other Contracts."

CAN I MAKE FUTURE CHANGES UNDER MY CONTRACT?

You can make several changes after receiving your Contract:

- You may assign your ownership to someone else, except under certain qualified plans; see "FEDERAL TAX CONSIDERATIONS."

- You may change the beneficiary, unless you have designated a beneficiary irrevocably.

- You may change your allocation of payments.

- You may make transfers among your accounts prior to the Annuity Date without any tax consequences.

- You may cancel your Contract within ten days of delivery (or longer if required by state law).


                            PERFORMANCE INFORMATION


The Contract was first offered to the public by Allmerica Financial Life Insurance and Annuity Company in 1996 and by First Allmerica Financial Life Insurance Company in 1997. The Company, however, may advertise "total return" and "average annual total return" performance information based on (1) the periods that the Sub-Accounts have been in existence and (2) the periods that the Underlying Portfolios have been in existence. Performance results in Tables 1A and 2A are calculated with all charges assumed to be those applicable to the Contract, the Sub-Accounts and the Underlying Portfolios and also assume that the Contract is surrendered at the end of the applicable period. Performance results in Tables 1B and 2B do not include the Contract fee and assume that the Contract is not surrendered at the end of the applicable period. Both the total return and yield figures are based on historical earnings and are not intended to indicate future performance.


The total return of a Sub-Account refers to the total of the income generated by an investment in the Sub-Account and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by certain charges, and expressed as a percentage of the investment.

The average annual total return represents the average annual percentage change in the value of an investment in a Sub-Account over a given period of time. Average annual total return represents averaged figures as opposed to the actual performance of a Sub-Account, which will vary from year to year.

The yield of the Sub-Account investing in the Kemper Money Market Portfolio refers to the income generated by an investment in the Sub-Account over a seven-day period (which period will be specified in the advertisement). This income is then "annualized" by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The effective yield calculation is similar but, when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. Thus the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Sub-Account investing in a Portfolio other than the Kemper Money Market Portfolio refers to the annualized income generated by an investment in the Sub-Account over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

Quotations of average annual total return as shown in Table 1A are calculated in the manner prescribed by the SEC and show the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one, five and ten year period or for a period covering the time the Sub-Account has been in existence, if less than the prescribed periods. The calculation is adjusted to reflect the deduction of the annual Sub-Account asset charge of 1.40%, the Underlying Portfolio charges, the annual Contract fee and the surrender charge which would be assessed if the investment were completely withdrawn at the end of the specified period. The calculation is not adjusted to reflect the deduction of a Minimum Guaranteed Annuity Payout Rider charge. Quotations of supplemental average total returns, as shown in Table 1B, are calculated in exactly the same manner and for the same periods of time except that it does not reflect the Contract fee and assumes that the Contract is not surrendered at the end of the periods shown.


The performance shown in Tables 2A and 2B of Appendix B and C is calculated in exactly the same manner as those in Tables 1A and 1B of Appendix B and C respectively; however, the period of time is based on the Underlying Portfolios' lifetime, which may predate the Sub-Account's inception date. These performance calculations are based on the assumption that the Sub-Account corresponding to the applicable Underlying Portfolio was actually in existence throughout the stated period and that the contractual charges and expenses during that period were equal to those currently assessed under the Contract.

Performance Tables for Contracts issued by Allmerica Financial Life Insurance and Annuity Company can be found in Appendix B. Performance Table for Contracts issued by First Allmerica Financial Life Insurance Company can be found in Appendix C. For more detailed information about these performance calculations, including actual formulas, see the Statement of Additional Information.

PERFORMANCE INFORMATION FOR ANY SUB-ACCOUNT REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT IN THE SUB-ACCOUNT DURING THE TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES AND RISK CHARACTERISTICS OF THE UNDERLYING PORTFOLIO IN WHICH THE SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

Performance information for a Sub-Account may be compared, in reports and promotional literature, to: (1) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (2) other groups of variable annuity separate accounts or other investment products tracked by Lipper, Inc., a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, who rank such investment products on overall performance or other criteria; or (3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. In addition, relevant broad-based indices and performance from independent sources may be used to illustrate the performance of certain contract features.


At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.


              DESCRIPTION OF THE COMPANIES, THE VARIABLE ACCOUNTS,
                  KEMPER VARIABLE SERIES AND SCUDDER VARIABLE
                              LIFE INVESTMENT FUND



THE COMPANIES. Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial") is a life insurance company organized under the laws of Delaware in July 1974. Its principal office ("Principal Office") is located at 440 Lincoln Street, Worcester, MA 01653, Telephone 508-855-1000. Allmerica Financial is subject to the laws of the State of Delaware governing insurance companies and to regulation by the Commissioner of Insurance of Delaware. In addition, Allmerica Financial is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 1998, Allmerica Financial had over $14 billion in assets and over $26 billion of life insurance in force.

Effective October 1, 1995, Allmerica Financial changed its name from SMA Life Assurance Company to Allmerica Financial Life Insurance and Annuity Company. Allmerica Financial is an indirect wholly owned subsidiary of First Allmerica Financial Life Insurance Company which, in turn is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC").


First Allmerica Financial Life Insurance Company ("First Allmerica"), organized under the laws of Massachusetts in 1844, is among the five oldest life insurance companies in America. As of December 31, 1998, First Allmerica and its subsidiaries had over $27 billion in combined assets and over $48 billion of life insurance in force. Effective October 16, 1995, First Allmerica converted from a mutual life insurance company known as State Mutual Life Assurance Company of America to a stock life insurance company and adopted its present name. First Allmerica is a wholly owned subsidiary of AFC. First Allmerica's principal office is located at 440 Lincoln Street, Worcester, MA 01653, Telephone 508-855-1000.


First Allmerica is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, First Allmerica is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

Both companies are charter members of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life.


THE VARIABLE ACCOUNTS. Each Company maintains a separate investment account called Separate Account KG (the "Variable Account") with 26 Sub-Accounts. The Variable Accounts of Separate Account KG were authorized by votes of the Board of Directors of the Companies on June 13, 1996. Each Variable Account meets the definition of a "separate account" under federal securities laws, and is registered with the SEC as a unit investment trust under the 1940 Act. This registration does not involve the supervision or management of investment practices or policies of the Variable Accounts by the SEC.



The assets used to fund the variable portions of the Contracts are set aside in Sub-Accounts kept separate from the general assets of the Company. Each Sub-Account invests in a corresponding investment series ("Portfolio") of Kemper Variable Series and Scudder Variable Life Investment Fund. Each Sub-Account is administered and accounted for as part of the general business of the Company. The income, capital gains, or capital losses of each Sub-Account, however, are allocated to each Sub-Account, without regard to any other income, capital gains or capital losses of the Company. Under Delaware and Massachusetts law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of the Company.


The Company reserves the right, subject to compliance with applicable law, to change the names of the Variable Account and the Sub-Accounts. The Company also offers other variable annuity contracts investing in the Variable Account which are not discussed in this Prospectus. In addition, the Variable Account may invest in other underlying portfolios which are not available to the Contracts described in this Prospectus.



KEMPER VARIABLE SERIES. Kemper Variable Series (" KVS"), is a series-type mutual fund registered with the SEC as an open-end, management investment company. Registration of KVS does not involve supervision of its management, investment practices or policies by the SEC. KVS is designed to provide an investment vehicle for certain variable annuity contracts and variable life insurance policies. Shares of the Portfolios of KVS are sold only to insurance company separate accounts. Scudder Kemper Investments, Inc. serves as the investment adviser of KVS.


SCUDDER VARIABLE LIFE INVESTMENT FUND. Scudder Variable Life Investment Fund ("Scudder VLIF") is an open-end, diversified management investment company established as a Massachusetts business trust on March 15, 1985, and registered with the SEC under the 1940 Act. Scudder Kemper Investments, Inc. serves as the investment adviser of Scudder VLIF.

                       INVESTMENT OBJECTIVES AND POLICIES


A summary of investment objectives of each of the Underlying Portfolios is set forth below. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING PORTFOLIOS AND OTHER RELEVANT INFORMATION REGARDING KVS AND SCUDDER VLIF MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH ACCOMPANY THIS PROSPECTUS. PLEASE READ THEM CAREFULLY BEFORE INVESTING. The Statements of Additional Information of the Underlying Portfolios are available upon request.



KVS PORTFOLIOS:



KEMPER AGGRESSIVE GROWTH PORTFOLIO -- seeks capital appreciation through the use of aggressive investment techniques.



KEMPER TECHNOLOGY GROWTH PORTFOLIO -- seeks growth of capital.

KEMPER-DREMAN FINANCIAL SERVICES PORTFOLIO -- seeks long-term capital appreciation by investing primarily in common stocks and other equity securities of companies in the financial services industry believed by the Portfolio's investment manager to be undervalued.

KEMPER SMALL CAP GROWTH PORTFOLIO -- seeks maximum appreciation of investors' capital from a portfolio primarily of growth stocks of smaller companies.

KEMPER SMALL CAP VALUE PORTFOLIO -- seeks long-term capital appreciation from a portfolio primarily of value stocks of smaller companies.

KEMPER-DREMAN HIGH RETURN EQUITY PORTFOLIO -- seeks to achieve a high rate of total return.

KEMPER INTERNATIONAL PORTFOLIO -- seeks total return, a combination of capital growth and income, principally through an internationally diversified portfolio of equity securities.

KEMPER INTERNATIONAL GROWTH AND INCOME PORTFOLIO -- seeks long-term growth of capital and current income primarily from foreign equity securities.

KEMPER GLOBAL BLUE CHIP PORTFOLIO -- seeks long-term growth of capital through a diversified worldwide portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks.

KEMPER GROWTH PORTFOLIO -- seeks maximum appreciation of capital through diversification of investment securities having potential for capital appreciation.

KEMPER CONTRARIAN VALUE PORTFOLIO -- seeks to achieve a high rate of total return from a portfolio primarily of value stocks of larger companies. This Portfolio was formerly known as the Kemper Value Portfolio.

KEMPER BLUE CHIP PORTFOLIO -- seeks growth of capital and of income.


KEMPER VALUE+GROWTH PORTFOLIO -- seeks growth of capital through professional management of a portfolio of growth and value stocks. A secondary objective is the reduction of risk over a full market cycle compared to a portfolio of only growth stocks or only value stocks.


KEMPER HORIZON 20+ PORTFOLIO -- designed for investors with approximately a 20+ year investment horizon, seeks growth of capital, with income as a secondary objective.

KEMPER TOTAL RETURN PORTFOLIO -- seeks a high total return, a combination of income and capital appreciation, by investing in a combination of debt securities and common stocks.

KEMPER HORIZON 10+ PORTFOLIO -- designed for investors with approximately a 10+ year investment horizon, seeks a balance between growth of capital and income, consistent with moderate risk.

KEMPER HIGH YIELD PORTFOLIO -- seeks to provide a high level of current income by investing in fixed-income securities.

KEMPER HORIZON 5 PORTFOLIO -- designed for investors with approximately a five year investment horizon, seeks income consistent with preservation of capital, with growth of capital as a secondary objective.

KEMPER GLOBAL INCOME PORTFOLIO -- seeks to provide high current income consistent with prudent total return asset management.

KEMPER INVESTMENT GRADE BOND PORTFOLIO -- seeks high current income by investing primarily in a diversified portfolio of investment grade debt securities

KEMPER GOVERNMENT SECURITIES PORTFOLIO -- seeks high current return consistent with preservation of capital from a portfolio composed primarily of U.S. Government securities.

KEMPER MONEY MARKET PORTFOLIO -- seeks maximum current income to the extent consistent with stability of principal from a portfolio of high quality money market instruments that mature in 12 months or less.

SCUDDER VLIF PORTFOLIOS:

SCUDDER INTERNATIONAL PORTFOLIO -- seeks long term growth of capital principally from a diversified portfolio of foreign equity securities.

SCUDDER GLOBAL DISCOVERY PORTFOLIO -- seeks above average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world.

SCUDDER CAPITAL GROWTH PORTFOLIO -- seeks to maximize long-term capital growth from a portfolio consisting primarily of equity securities.

SCUDDER GROWTH AND INCOME PORTFOLIO -- seeks long-term growth of capital, current income and growth of income from a portfolio consisting primarily of common stocks and securities convertible into common stocks.

Certain Underlying Portfolios have investment objectives and/or policies similar to those of other Underlying Portfolios. To choose the Sub-Accounts which best meet individual needs and objectives, carefully read the Underlying Portfolio prospectuses. In some states, insurance regulations may restrict the availability of particular Sub-Accounts.

                         INVESTMENT MANAGEMENT SERVICES


Responsibility for overall management of KVS rests with the Board of Trustees and officers of KVS. Responsibility for overall management of Scudder VLIF rests with its Board of Trustees and officers. Scudder Kemper Investments, Inc. ("Scudder Kemper") is the investment manager of all the Portfolios available under this Contract. Scudder Investments (U.K.) Limited, an affiliate of Scudder Kemper, is a sub-adviser for the Kemper International Portfolio and the Kemper Global Income Portfolio. Dreman Value Management, L.L.C. serves as the sub-advisor for the Kemper- Dreman Financial Services Portfolio and Kemper-Dreman High Return Equity Portfolio.


For its services, Scudder Kemper receives a management fee, payable monthly at 1/12th of the following annual rates based on the average daily net assets of each Portfolio: Money Market (.50%), Total Return (.55%), High Yield (.60%), Growth (.60%), Government Securities (.55%), International (.75%), Small Cap Growth (.65%), Investment Grade Bond (.60%), Contrarian Value (.75%), Small Cap Value (.75%), Value+Growth (.75%), Horizon 20+ (.60%), Horizon 10+ (.60%),
Horizon 5 (.60%), Blue Chip (.65%), Global Income (.75%) and International Growth and Income (1.00%).


The Aggressive Growth, Technology Growth, High Return Equity, Financial Services and Global Blue Chip Portfolios each pay Scudder Kemper an investment management fee, payable monthly, at 1/12th of the following annual rates based on the average daily net assets of each Portfolio.



Aggressive Growth,
Technology Growth,
High Return Equity
Portfolio and
Financial Services
Portfolio.............  .75% for the first $250 million, .72% for the next $750 million, .70% for the next
                        $1.5 billion, .68% for the next $2.5
                        billion, .65% for the next $2.5 billion,
                        .64% for the next $2.5 billion, .63% for the
                        next $2.5 billion and .62% over $12.5
                        billion.

Global Blue Chip
Portfolio.............  1.00% for the first $250 million, .95% for the next $750 million and .90% over $1
                        billion.


Scudder Kemper pays Scudder Investments (U.K.) Limited for its services as sub-adviser for the Kemper International Portfolio and the Kemper Global Income Portfolio a sub-advisory fee, payable monthly, at 1/12th of the annual rate of 0.35% of average daily net assets of the Kemper International Portfolio and 0.30% of average daily net assets of the Kemper Global Income Portfolio.

Scudder Kemper also pays Dreman Value Management, L.L.C. a fee for its services to the Kemper-Dreman Financial Services Portfolio and Kemper-Dreman High Return Equity Portfolio. A sub-advisory fee, payable monthly, at the annual rate of
 .24% of the first $250 million of each Portfolio's average daily net assets, .23% of average daily net assets between $250 million and $1 billion, .224% of average daily net assets between $1 billion and $2.5 billion, .218% of average daily net assets between $2.5 billion and $5 billion, .208% of average daily net assets between $5 billion and $7.5 billion, .205% of average daily net assets between $7.5 billion and $10 billion, .202% of average daily net assets between $10 billion and $12.5 billion and .198% of each Portfolio's average daily net assets over $12 billion.

For its investment management services to the Scudder VLIF Portfolios, Scudder Kemper receives compensation monthly at the following annual rates for each
Portfolio: Scudder International Portfolio (0.875% for the first $500,000,000 and 0.775% for amounts in excess of $500,000,000); Scudder Global Discovery Portfolio (0.975%); Scudder Capital Growth Portfolio (0.475%) and Scudder Growth and Income Portfolio (0.475%).


For more information, see the KVS and Scudder VLIF prospectuses and SAIs.


                          DESCRIPTION OF THE CONTRACT


A. PAYMENTS


The Company issues a Contract when its underwriting requirements, which include receipt of the initial payment and allocation instructions by the Company at its Principal Office, are met. These requirements may also include the proper completion of an application; however, where permitted, the Company may issue a contract without completion of an application for certain classes of annuity contracts.


Payments are to be made payable to the Company. A net payment is equal to the payment received less the amount of any applicable premium tax. The initial net payment is credited to the Contract and allocated among the requested accounts as of the date that all issue requirements are properly met. If all issue requirements are not completed within five business days of the Company's receipt of the initial payment, the payment will be returned immediately unless the Owner specifically consents to the holding of it pending completion of the outstanding issue requirements. Subsequent payments will be credited as of the Valuation Date received at the Principal Office, on the basis of the next accumulation unit value determined after receipt.



Payments may be made to the Contract at any time prior to the Annuity Date, subject to certain minimums. Currently, the initial payment must be at least $2,000. Under a salary deduction or monthly automatic payment plan, the minimum initial payment is $167. In all cases, each subsequent payment must be at least $100. Where the contribution on behalf of an employee under an employer-sponsored retirement plan is less than $600 but more than $300 annually, the Company may issue a contract on the employee if the plan's average annual contribution per eligible plan participant is at least $600. The minimum allocation to a Guarantee Period Account is $1,000. If less than $1,000 is allocated to a Guarantee Period Account, the Company reserves the right to apply that amount to the Kemper Money Market Portfolio.

Generally, unless otherwise requested, all payments will be allocated among the accounts in the same proportion that the initial net payment is allocated or, if subsequently changed, according to the most recent allocation instructions. As of the date of this Prospectus, payments may be allocated to a maximum of seventeen variable Sub-Accounts during the life of the Contract in addition to the Kemper Money Market Portfolio. There are no restrictions on the number of times the Fixed Account and the Guarantee Period Accounts may be used over the life of the Contract.


The Owner may change allocation instructions for new payments pursuant to a written or telephone request. If telephone requests are elected by the Owner, a properly completed authorization must be on file before telephone requests will be honored. The Company will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The procedures the Company follows for transactions initiated by telephone may include requirements that callers on behalf of an Owner identify themselves by name and identify the Annuitant by name, date of birth and social security number or PIN number. All transfer instructions by telephone are tape recorded.



B. RIGHT TO CANCEL INDIVIDUAL RETIREMENT ANNUITY



An individual purchasing a Contract intended to qualify as an IRA my cancel the Contract at any time within ten days after receipt of the Contract and receive a refund. In order to cancel the Contract, the Owner must mail or deliver the Contract to the agent through whom the Contract was purchased or the Company's Principal Office at 440 Lincoln Street, Worcester, MA 01653. Mailing or deliver must occur on or before ten days after receipt of the Contract for cancellation to be effective.


Within seven days the Company will provide a refund equal to the gross payment(s) received. In some states, however, the refund may equal the greater of (a) gross payments or (b) any amounts allocated to the Fixed Account and the Guarantee Period Accounts plus the Accumulated Value of amounts allocated to the Variable Account plus any amounts deducted under the Contract or by the Portfolios for taxes, charges or fees. At the time the Contract is issued, the "Right to Examine" provision on the cover of the Contract will specifically indicate whether the refund will be equal to gross payments or equal to the greater of (a) or (b) as set forth above.

The liability of the Variable Account under this provision is limited to the Owner's Accumulated Value in the Sub-Accounts on the date of Cancellation. Any additional amounts refunded to the Owner will be paid by the Company.


C. RIGHT TO CANCEL ALL OTHER CONTRACTS



An owner may cancel the Contract at any time within ten days after receipt of the Contract (or longer if required by state law) and receive a refund. In most states, the Company will pay the Owner an amount equal to the sum of (1) the difference between the payment received, including fees, and any amount allocated to the Variable Account, and (2) the Accumulated Value of amounts allocated to the Variable Account as of the date the request is received. If the Contract was purchased as an IRA or issued in a state that requires a full refund of the initial payments(s), the IRA cancellation right described above will be used. At the time the Contract is issued, the "Right to Examine" provision on the cover of the Contract will specifically indicate what the refund will be and the time period allowed to exercise the right to cancel.



In order to comply with New York regulations concerning the purchase of a new annuity contract to replace an existing life or annuity contract (a "replacement"), an Owner who purchases the Contract in New York as a replacement may cancel within 60 days after receipt. In order to cancel the Contract, the Owner must mail or deliver it to the Company's Principal Office or to one of its authorized representatives. The Company will refund an amount equal to the Surrender Value plus all fees and charges and the Contract will be void from the beginning.



D. TRANSFER PRIVILEGE



At any time prior to the Annuity Date, an Owner may transfer amounts among accounts subject to the seventeen variable Sub-Account restriction noted in "A. Payments." Transfer values will be based on the Accumulated Value next computed after receipt of the transfer request. The Company will make transfers pursuant to written or telephone requests. As discussed in "A. Payments," a properly completed authorization form must be on file before telephone requests will be honored.


Transfers to a Guarantee Period Account must be at least $1,000. If the amount to be transferred to a Guarantee Period Account is less than $1,000, the Company may transfer that amount to the Sub-Account which invests in the Kemper

Money Market Portfolio. Transfers from a Guarantee Period Account prior to the expiration of the Guarantee Period will be subject to a Market Value Adjustment.

The Owner may authorize an independent third party to transact allocations and transfers in accordance with an asset allocation strategy or other investment strategy. The Company may provide administrative or other support services to these independent third parties, however, the Company does not engage any third parties to offer allocation or other investment services under this Contract, does not endorse or review any allocation or transfer recommendations and is not responsible for the investment results of such allocations or transfers transacted on the Owner's behalf. In addition, the Company reserves the right to discontinue services or limit the number of Portfolios that it may provide such services for The Company does not charge the Owner for providing additional support services.

The first twelve transfers in a Contract year are guaranteed to be free of any transfer charge. The Company does not currently charge for additional transfers but reserves the right to asses a charge, guaranteed never to exceed $25, to reimburse it for the expense of processing transfers.

AUTOMATIC TRANSFERS (DOLLAR COST AVERAGING) AND AUTOMATIC ACCOUNT REBALANCING OPTIONS. The Owner may elect automatic transfers of a predetermined dollar amount, not less than $100, on a periodic basis (monthly, bi-monthly, quarterly, semi-annually or annually) from the Sub-Account investing in the Kemper Money Market Portfolio or the Kemper Government Securities Portfolio, or from the Fixed Account (the source account) to one or more of the Sub-Accounts. Automatic transfers may not be made into the Fixed Account, the Guarantee Period Accounts or, if applicable, the Portfolio being used as the source account. If an automatic transfer would reduce the balance in the source account to less than $100, the entire balance will be transferred proportionately to the chosen Portfolios. Automatic transfers will continue until the amount in the source account on a transfer date is zero or the Owner's request to terminate the option is received by the Company. If additional amounts are allocated to the source account after its balance has fallen to zero, this option will not restart automatically, and the Owner must provide a new request to the Company.

To the extent permitted by state law, the Company reserves the right, from time to time, to credit an enhanced interest rate to certain initial and/or subsequent payments which are deposited into the Fixed Account and which utilize the Fixed Account as the source account for the payment from which to process automatic transfers. For more information see APPENDIX A, "MORE INFORMATION ABOUT THE FIXED ACCOUNT."

The Owner may request automatic rebalancing of Sub-Account allocations on a monthly, bi-monthly, quarterly, semi-annual or annual basis in accordance with specified percentage allocations. As frequently as requested, the Company will review the percentage allocations in the Portfolios and, if necessary, transfer amounts to ensure conformity with the designated percentage allocation mix. If the amount necessary to re-establish the mix on any scheduled date is less than $100, no transfer will be made. Automatic Account Rebalancing will continue until the Owner's request to terminate or change the option is received by the Company. As such, subsequent payments allocated in a manner different from the percentage allocation mix in effect on the date the payment is received will be reallocated in accordance with the existing mix on the next scheduled date unless the Owner's timely request to change the mix or terminate the option is received by the Company.


The Company reserves the right to limit the number of Sub-Accounts that may be used for automatic transfers and rebalancing, and to discontinue either option upon advance written notice. The first automatic transfer or rebalancing and all subsequent transfers or rebalancings effected in a Contract year under a request, count as one transfer for purposes of the 12 transfers guaranteed to be free of a transfer charge in each Contract year. Currently, Dollar Cost Averaging and Automatic Account Rebalancing may not be in effect simultaneously. Either option may be elected at no additional charge when the Contract is purchased or at a later date.



E. SURRENDER



At any time prior to the Annuity Date, an Owner may surrender the Contract and receive its Surrender Value, less any tax withholding. The Owner must return the Contract and a signed, written request for surrender, satisfactory to the Company, to the Principal Office. The Surrender Value will be calculated based on the Contract's Accumulated Value as of the Valuation Date on which the request and the Contract are received at the Principal Office.



Before the Annuity Date, a surrender charge may be deducted when a Contract is surrendered if payments have been credited to the Contract during the last six full Contract years. See "CHARGES AND DEDUCTIONS." The Contract fee will be deducted upon surrender of the Contract.



After the Annuity Date, only Contracts annuitized under a commutable period certain option may be surrendered. The amount payable is the commuted value of any unpaid installments, computed on the basis of the assumed interest rate incorporated in such annuity benefit payments. No surrender charge is imposed after the Annuity Date.


Any amount surrendered normally is payable within seven days following the Company's receipt of the surrender request. The Company reserves the right to defer surrenders and withdrawals of amounts in each Sub-Account in any period during which (1) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays, (2) the SEC has, by order, permitted such suspension, or (3) an emergency, as determined by the SEC, exists such that disposal of Portfolio securities or valuation of assets of each separate account is not reasonably practicable.

The Company reserves the right to defer surrenders and withdrawals of amounts allocated to the Company's Fixed Account and Guarantee Period Accounts for a period not to exceed six months.

The surrender rights of Owners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program ("Texas ORP") are restricted; see "FEDERAL TAX CONSIDERATIONS," "Tax-Sheltered Annuities" and "Texas Optional Retirement Program."

For important tax consequences which may result from surrender, see "FEDERAL TAX CONSIDERATIONS."


F. WITHDRAWALS



At any time prior to the Annuity Date, an Owner may withdraw a portion of the Contract's Accumulated Value, subject to the limits stated below. The Owner must submit a signed, written request for withdrawals, satisfactory to the Company, to the Principal Office. The request must indicate the dollar amount the Owner wishes to receive and the accounts from which such amount is to be withdrawn. The Company will then withdraw an amount equal to the amount requested by the Owner plus any applicable surrender charge, as described under "CHARGES AND DEDUCTIONS." In addition, amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period will be subject to a Market Value Adjustment, as described under "GUARANTEE PERIOD ACCOUNTS."


Where allocations have been made to more than one account, a percentage of the withdrawal may be allocated to each such account. A withdrawal from a Sub-Account will result in cancellation of a number of units equivalent in value to the amount withdrawn, computed as of the Valuation Date that the request is received at the Principal Office.


The minimum withdrawal amount is $100. Except in New York where no specific balance is required, no withdrawal will be permitted if the Accumulated Value remaining under the Contract would be reduced to less than $1,000. Withdrawals will be paid in accordance with the time limitations described under "E. Surrender."



After the Annuity Date, withdrawals are allowed only if the Contract is annuitized under a commutable period certain option. A withdrawal after the Annuity Date will result in cancellation of a number of Annuity Units equivalent in value to the amount withdrawn.

For important restrictions on withdrawals which are applicable to Owners who are participants under Section 403(b) plans or under the Texas ORP, see "FEDERAL TAX CONSIDERATIONS," "Tax-Sheltered Annuities" and "Texas Optional Retirement Program."

For important tax consequences which may result from withdrawals, see "FEDERAL TAX CONSIDERATIONS."

SYSTEMATIC WITHDRAWALS. The Owner may elect an automatic schedule of withdrawals (systematic withdrawals) from amounts in the Sub-Accounts and/or the Fixed Account on a monthly, bi-monthly, quarterly, semi-annual or annual basis. Systematic withdrawals from Guarantee Period Accounts are not available. The minimum amount of each automatic withdrawal is $100, and will be subject to any applicable withdrawal charges. If elected at the time of purchase, the Owner must designate in writing the specific dollar amount of each withdrawal and the percentage of this amount which should be taken from each designated Sub-Account and/or the Fixed Account. Systematic withdrawals then will begin on the date indicated on the application. If elected after the issue date, the Owner may elect, by written request, a specific dollar amount and the percentage of this amount to be taken from each designated Sub-Account and/or the Fixed Account, or the Owner may elect to withdraw a specific percentage of the Accumulated Value calculated as of the withdrawal dates, and may designate the percentage of this amount which should be taken from each account. The first withdrawal will take place on the date the written request is received at the Principal Office or, if later, on a date specified by the Owner.


If a withdrawal would cause the remaining Accumulated Value to be less than $1,000, systematic withdrawals may be discontinued. Systematic withdrawals will cease automatically on the Annuity Date. The Owner may change or terminate systematic withdrawals only by written request to the Principal Office.



LIFE EXPECTANCY DISTRIBUTIONS. Prior to the Annuity Date, an Owner who also is the Annuitant may elect to make a series of systematic withdrawals from the Contract according to the Company's life expectancy distribution ("LED") option by returning a properly signed LED request form to the Principal Office.



The Owner may elect monthly, bi-monthly, quarterly, semi-annual, or annual LED distributions, and may terminate the LED option at any time. Under contracts issued in Hawaii and New York, the LED option will terminate automatically on the maximum Annuity Date permitted under the Contract, at which time an Annuity Option must be selected.



If an Owner elects the Company's LED option, in each calendar year a fraction of the Accumulated Value is withdrawn without a surrender charge based on the Owner's then life expectancy (or the joint life expectancy of the Owner and a beneficiary.) The numerator of the fraction is 1 (one) and the denominator of the fraction is the remaining life expectancy of the Owner, as determined annually by the Company. The resulting fraction, expressed as a percentage, is applied to the Accumulated Value at the beginning of the year to determine the amount to be distributed during the year. Under the Company's LED option, the amount withdrawn from the Contract changes each year, because life expectancy changes each year that a person lives. For example, actuarial tables indicate that a person age 70 has a life expectancy of 16 years, but a person who attains age 86 has a life expectancy of another 6.5 years. Where the Owner is a trust or other nonnatural person, the Owner may elect the LED option based on the Annuitant's life expectancy.



(Note: this option may not produce annual distributions that meet the definition of "substantially equal periodic payments" as defined under Code Section 72(t). As such, the withdrawals may be treated by the Internal Revenue Service (IRS) as premature distributions from the Contract and may be subject to a 10% federal tax penalty. Owners seeking distributions over their life under this definition should consult their tax advisor. For more information, see "FEDERAL TAX CONSIDERATIONS," "B. Taxation of the Contracts in General." In addition, if the amount necessary to meet the substantially equal periodic payment definition is greater than the Company's LED amount, a surrender charge may apply to the amount in excess of the LED amount.)


The Company may discontinue or change the LED option at any time, but not with respect to election of the option made prior to the date of any change in the LED option.

G. DEATH BENEFIT


In the event that the Annuitant, Owner or Joint Owner, if applicable, dies while the Contract is in force, the Company will pay the beneficiary a death benefit, except when a spousal beneficiary chooses to continue the Contract as provided below in "H. The Spouse of the Owner as Beneficiary." The amount of the death benefit and the time requirements for receipt of payment may vary depending upon whether the Annuitant or an Owner dies first, and whether death occurs prior to or after the Annuity Date.



DEATH OF THE ANNUITANT PRIOR TO THE ANNUITY DATE. At the death of the Annuitant (including an Owner who is also the Annuitant), the death benefit is equal to the greatest of (a) the Accumulated Value under the Contract increased for any positive Market Value Adjustment; (b) gross payments compounded daily at the annual rate of 5% starting on the date each payment is applied, decreased proportionately to reflect withdrawals (except in Hawaii and New York where (b) equals gross payments decreased proportionately to reflect withdrawals) (for each withdrawal, the proportionate reduction is calculated as the death benefit under this option immediately prior to the withdrawal multiplied by the withdrawal amount and divided by the Accumulated Value immediately prior to the withdrawal); or (c) the death benefit that would have been payable on the most recent Contract anniversary, increased for subsequent payments and decreased proportionately for subsequent withdrawals.


This guaranteed death benefit works in the following way assuming no withdrawals are made. On the first anniversary, the death benefit will be equal to the greater of (a) the Accumulated Value (increased by any positive Market Value Adjustment) or (b) gross payments compounded daily at the annual rate of 5% (except in Hawaii and New York where (b) equals gross payments). The higher of
(a) or (b) will then be locked in until the second anniversary, at which time the death benefit will be equal to the greatest of (a) the Contract's then current Accumulated Value increased by any positive Market Value Adjustment; (b) gross payments compounded daily at the annual rate of 5% (5% compounding does not apply in Hawaii and New York) or (c) the locked-in value of the death benefit at the first anniversary. The greatest of (a), (b) or (c) will be locked in until the next Contract anniversary. This calculation will then be repeated on each anniversary date while the Contract remains in force and prior to the Annuity Date. As noted above, the values of (b) and (c) will be decreased proportionately if withdrawals are taken.


DEATH OF AN OWNER WHO IS NOT ALSO THE ANNUITANT PRIOR TO THE ANNUITY DATE. If an Owner who is not also the Annuitant dies before the Annuity Date, the death benefit will be the Accumulated Value increased by any positive Market Value Adjustment. The death benefit never will be reduced by a negative Market Value Adjustment.

PAYMENT OF THE DEATH BENEFIT PRIOR TO THE ANNUITY DATE. The death benefit generally will be paid to the beneficiary in one sum within seven business days of the receipt of due proof of death at the Principal Office unless the Owner has specified a death benefit annuity option. Instead of payment in one sum, the beneficiary may, by written request, elect to:

(1) defer distribution of the death benefit for a period no more than five years from the date of death; or

(2) receive a life annuity or an annuity for a period certain not extending beyond the beneficiary's life expectancy, with annuity benefit payments beginning one year from the date of death.

If distribution of the death benefit is deferred under (1) or (2), any value in the Guarantee Period Accounts will be transferred to the Sub-Account investing in the Kemper Money Market Portfolio. The excess, if any, of the death benefit over the Accumulated Value also will be transferred to the Sub-Account investing in the Kemper Money Market Portfolio. The beneficiary may, by written request, effect transfers and withdrawals during the deferral period and prior to annuitization under (2), but may not make additional payments. The death benefit will reflect any earnings or losses experienced during the deferral period. If there are multiple beneficiaries, the consent of all is required.

With respect to the death benefit, the Accumulated Value under the Contract will be based on the unit values next computed after due proof of the death has been received.

DEATH OF THE ANNUITANT ON OR AFTER THE ANNUITY DATE. If the Annuitant's death occurs on or after the Annuity Date but before completion of all guaranteed annuity benefit payments, any unpaid amounts or installments will be paid to the beneficiary. The Company must pay out the remaining payments at least as rapidly as under the payment option in effect on the date of the Annuitant's death.


H. THE SPOUSE OF THE OWNER AS BENEFICIARY



The Owner's spouse, if named as the sole beneficiary, may by written request continue the Contract in lieu of receiving the amount payable upon death of the Owner. The spouse will then become the Owner and Annuitant subject to the following: (1) any value in the Guarantee Period Accounts will be transferred to the Sub-Account investing in the Kemper Money Market Portfolio and (2) the excess, if any, of the death benefit over the Contract's Accumulated Value also will be transferred to the Sub-Account investing in the Kemper Money Market Portfolio. This value never will be subject to a surrender charge when withdrawn. Additional payments may be made; however, a surrender charge will apply to these amounts if they have not been invested in the Contract for more than six years. All other rights and benefits provided in the Contract will continue, except that any subsequent spouse of such new Owner will not be entitled to continue the Contract upon such new Owner's death.



I. ASSIGNMENT


The Contract, other than one sold in connection with certain qualified plans, may be assigned by the Owner at any time prior to the Annuity Date and while the Annuitant is alive (see "FEDERAL TAX CONSIDERATIONS"). The Company will not be deemed to have knowledge of an assignment unless it is made in writing and filed at the Principal Office. The Company will not assume responsibility for determining the validity of any assignment. If an assignment of the Contract is in effect on the Annuity Date, the Company reserves the right to pay to the assignee, in one sum, that portion of the Surrender Value of the Contract to which the assignee appears to be entitled. The Company will pay the balance, if any, in one sum to the Owner in full settlement of all liability under the Contract. The interest of the Owner and of any beneficiary will be subject to any assignment.

For important tax liability which may result from assignments, see "FEDERAL TAX CONSIDERATIONS."

J. ELECTING THE FORM OF ANNUITY AND ANNUITY DATE


The Owner selects the Annuity Date. To the extent permitted by state law, the Annuity Date may be the first day of any month: (1) before the Annuitant's 85th birthday, if the Annuitant's age on the issue date of the Contract is 75 or under, or (2) within ten years from the issue date of the Contract and before the Annuitant's 90th birthday, if the Annuitant's age on the issue date is between 76 and 90. The Owner may elect to change the Annuity Date by sending a request to the Principal Office at least one month before the Annuity Date. To the extent permitted by state law, the new Annuity Date must be the first day of any month occurring before the Annuitant's 90th birthday, and must be within the life expectancy of the Annuitant. The Company shall determine such life expectancy at the time a change in Annuity Date is requested. In no event will the maximum annuitization age exceed 90. The Code and the terms of qualified plans impose limitations on the age at which annuity benefit payments may commence and the type of annuity option selected. See "FEDERAL TAX CONSIDERATIONS" for further information.


Subject to certain restrictions described below, the Owner has the right (1) to select the annuity payout option under which annuity benefit payments are to be made, and (2) to determine whether payments are to be made on a fixed basis, a variable basis, or a combination fixed and variable basis. Annuity benefit payments are determined according to the annuity tables in the Contract, by the annuity option selected, and by the investment performance of the Accounts selected.

To the extent a fixed annuity payout is selected, Accumulated Value will be transferred to the Fixed Account, and the annuity benefit payments will be fixed in amount. See APPENDIX A, "MORE INFORMATION ABOUT THE FIXED ACCOUNT."


Under a variable annuity payout option, a payment equal to the value of the fixed number of Annuity Units in the Sub-Accounts is made monthly, quarterly, semi-annually or annually. Since the value of an Annuity Unit in a Sub-Account will reflect the investment performance of the Sub-Account, the amount of each annuity benefit payment will vary.


The annuity payout option selected must produce an initial payment of at least $50 (a lower amount may be required in some states). The Company reserves the right to increase this minimum amount. If the annuity payout option selected does not produce an initial payment which meets this minimum, a single payment will be made. Once the Company begins making annuity benefit payments, the Annuitant cannot make withdrawals or surrender the annuity benefit, except where the Annuitant has elected a commutable period certain option. Beneficiaries entitled to receive remaining payments under either a commutable or noncommutable period certain may elect instead to receive a lump sum settlement. See "K. Description of Variable Annuity Payout Options."



If the Owner does not elect an option, a variable life annuity with periodic payments guaranteed for ten years will be purchased. Changes in either the Annuity Date or annuity option can be made up to one month prior to the Annuity Date.



If the Owner exercises the Minimum Guaranteed Annuity Payout Rider, annuity benefit payments must be made under a fixed annuity payout option involving a life contingency and will be determined based on the guaranteed annuity purchase rates listed under the Annuity Option Tables in the Contract.



K. DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS



The Company provides the variable annuity payout options described below. Currently, variable annuity payout options may be funded through the Sub-Accounts investing in the Kemper Investment Grade Bond, Kemper Value+Growth, Kemper Horizon 10+ and Kemper Horizon 5 Portfolios. The Company also provides these same options funded through the Fixed Account (fixed-amount annuity option). Regardless of how payments were allocated during the accumulation period, any of the variable annuity payout options or the fixed-amount payout options may be selected, or any of the variable annuity payout options may be selected in combination with any of the fixed-amount annuity payout options. Other annuity options may be offered by the Company. IRS regulations may not permit certain of the available annuity options when used in connection with certain qualified Contracts.


VARIABLE LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR TEN YEARS. This variable annuity is payable periodically during the lifetime of the payee with the guarantee that if the payee should die before all payments have been made, the remaining annuity benefit payments will continue to the beneficiary.


VARIABLE LIFE ANNUITY PAYABLE PERIODICALLY DURING THE LIFETIME OF THE ANNUITANT ONLY. This variable annuity is payable during the payee's life. It would be possible under this option for the payee to receive only one annuity benefit payment if the payee dies prior to the due date of the second annuity benefit payment, two annuity benefit payments if the payee dies before the due date of the third annuity benefit payment, and so on. Payments will continue, however, during the lifetime of the payee, no matter how long he or she lives.


UNIT FUND VARIABLE LIFE ANNUITY. This is an annuity payable periodically during the lifetime of the payee with the guarantee that if (1) exceeds (2) then periodic variable annuity benefit payments will continue to the beneficiary until the number of such payments equals the number determined in (1).


Where: (1) is the dollar amount of the Accumulated Value at annuitization divided by the dollar amount of the first payment, and


       (2) is the number of payments paid prior to the death of the payee.

JOINT AND SURVIVOR VARIABLE LIFE ANNUITY. This variable annuity is payable jointly to two payees during their joint lifetime, and then continues thereafter during the lifetime of the survivor. The amount of each payment to the survivor is based on the same number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be either the person designated as the Annuitant in the Contract or the beneficiary. There is no minimum number of payments under this option.

JOINT AND TWO-THIRDS SURVIVOR VARIABLE LIFE ANNUITY. This variable annuity is payable jointly to two payees during their joint lifetime, and then continues thereafter during the lifetime of the survivor. The amount of each periodic payment to the survivor, however, is based upon two-thirds of the number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be the person designated as the Annuitant or the beneficiary in the Contract. There is no minimum number of payments under this option.

PERIOD CERTAIN VARIABLE ANNUITY. This variable annuity has periodic payments for a stipulated number of years ranging from one to 30. If the Annuitant dies before the end of the period, remaining payments will continue to be paid. This option may be commutable, that is, the payee reserves the right to receive a lump sum in place of installments, or it becomes noncommutable. The payee must reserve this right at the time benefits begin.

It should be noted that the period certain option does not involve a life contingency. In computing payments under this option, the Company deducts a charge for annuity rate guarantees, which includes a factor for mortality risks. Although not contractually required to do so, the Company currently follows a practice of permitting persons receiving payments under the period certain option to elect to convert to a variable annuity involving a life contingency. The Company may discontinue or change this practice at any time, but such a change will not effect elections made prior to the date of any change in this practice. See "FEDERAL TAX CONSIDERATIONS" for a discussion of the possible adverse tax consequences of selecting a period certain option.

L. ANNUITY BENEFIT PAYMENTS



DETERMINATION OF THE FIRST VARIABLE ANNUITY BENEFIT PAYMENT. The amount of the first monthly payment depends upon the selected variable annuity option, the sex (however, see "N. NORRIS Decision" below) and age of the Annuitant, and the value of the amount applied under the annuity option ("annuity value"). The Contract provides annuity rates that determine the dollar amount of the first periodic payment under each variable annuity option for each $1,000 of applied value. From time to time, the Company may offer its Owners both fixed and variable annuity rates more favorable than those contained in the Contract. Any such rates will be applied uniformly to all Owners of the same class.



The dollar amount of the first periodic annuity benefit payment is calculated based upon the type of annuity option chosen, as follows:



- For life annuity options and noncommutable period certain options of ten years or more (six or more years under New York Contracts), the dollar amount is determined by multiplying (1) the Accumulated Value applied under that option (after application of any Market Value Adjustment and less premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value.



- For commutable period certain options and any period certain option of less than ten years (less than six years under New York Contracts), the dollar amount is determined by multiplying (1) the Surrender Value less premium taxes, if any, applied under that option (after application of any Market Value Adjustment and less premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value.



- For a death benefit annuity, the annuity value will be the amount of the death benefit.



The first periodic annuity benefit payment is based upon the Accumulated Value as of a date not more than four weeks preceding the date that the first annuity benefit payment is due. The Company transmits variable annuity benefit payments for receipt by the payee by the first of a month. Variable annuity benefit payments are currently based on unit values as of the 15th day of the preceding month.



THE ANNUITY UNIT. On and after the Annuity Date, the Annuity Unit is a measure of the value of the monthly annuity benefit payments under a variable annuity option. The value of an Annuity Unit in each Sub-Account initially was set at $1.00. The value of an Annuity Unit under a Sub-Account on any Valuation Date thereafter is equal to the value of such unit on the immediately preceding Valuation Date, multiplied by the net investment factor of the Sub-

Account for the current Valuation Period and divided by the assumed interest rate for the current Valuation Period The assumed interest rate, discussed below, is incorporated in the variable annuity options offered in the Contract.



DETERMINATION OF THE NUMBER OF ANNUITY UNITS. The dollar amount of the first variable annuity benefit payment is divided by the value of an Annuity Unit of the selected Sub-Account(s) to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed under all annuity options except the joint and two-thirds survivor annuity option.



DOLLAR AMOUNT OF SUBSEQUENT VARIABLE ANNUITY BENEFIT PAYMENTS. The dollar amount of each periodic variable annuity benefit payment after the first will vary with the value of the Annuity Units of the selected Sub-Account(s). The dollar amount of each subsequent variable annuity benefit payment is determined by multiplying the fixed number of Annuity Units (derived from the dollar amount of the first payment, as described above) with respect to a Sub-Account by the value of an Annuity Unit of that Sub-Account on the applicable Valuation Date.



The variable annuity options offered by the Company are based on a 3.5% assumed interest rate, which affects the amounts of the variable annuity benefit payments. Variable annuity benefit payments with respect to a Sub-Account will increase over periods when the actual net investment result of the Sub-Account exceeds the equivalent of the assumed interest rate. Variable annuity benefit payments will decrease over periods when the actual net investment results are less than the equivalent of the assumed interest rate.



For an illustration of a calculation of a variable annuity benefit payment using a hypothetical example, see "Annuity Benefit Payments" in the SAI.



If the Owner elects the Minimum Guaranteed Annuity Payout Rider, at annuitization the annuity benefit payments provided under the Rider (by applying the guaranteed annuity factors to the Minimum Guaranteed Annuity Payout Benefit
Base), are compared to the payments that would otherwise be available with the Rider. If annuity benefit payments under the Rider are higher, the Owner may exercise the Rider, provided that the conditions of the Rider are met. If annuity benefit payments under the Rider are lower, the Owner may choose not to exercise the Rider and instead annuitize under current annuity factors. See "M. Optional Minimum Guaranteed Annuity Payout Rider," below.



M. OPTIONAL MINIMUM GUARANTEED ANNUITY PAYOUT RIDER



An optional Minimum Guaranteed Annuity Payout Rider is available in most jurisdictions for a separate monthly charge. The Minimum Guaranteed Annuity Payout Rider guarantees a minimum amount of fixed lifetime income during the annuity payout phase, subject to the conditions described below. On each Contract anniversary a Minimum Guaranteed Annuity Payout Benefit Base is determined. The Minimum Guaranteed Annuity Payout Benefit Base (less any applicable premium taxes) is the value that will be annuitized if the Rider is exercised. In order to exercise the Rider, a fixed annuitization option involving a life contingency must be selected. Annuitization under this Rider will occur at the guaranteed annuity purchase rate of 3 1/2%. The Minimum Guaranteed Annuity Payout Benefit Base is equal to the greatest of:



  (a) the Accumulated Value increased by any positive Market Value Adjustment, if applicable; or



  (b) the Accumulated Value on the effective date of the Rider compounded daily at the annual rate of 5% plus gross payments made thereafter compounded daily at the annual rate of 5%, starting on the date each payment is applied, decreased proportionately to reflect withdrawals; or



  (c) the highest Accumulated Value on any Contract anniversary since the Rider effective date, as determined after positive adjustments have been made for subsequent payments and any positive Market Value Adjustment, if applicable, and negative adjustments have been made for subsequent withdrawals.



For each withdrawal described in (b) and (c) above, the proportionate reduction is calculated by multiplying the (b) or (c) value, whichever is applicable, determined immediately prior to the withdrawal by the following fraction:



                            amount of the withdrawal
          -----------------------------------------------------------
        Accumulated Value determined immediately prior to the withdrawal



CONDITIONS OF ELECTION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT RIDER.



- The Owner may elect the Minimum Guaranteed Annuity Payout Rider at Contract issue or at any time thereafter, however, if the Rider is not elected within thirty days after Contract issue or within thirty days after a Contract anniversary date, the effective date of the Rider will be the following Contract anniversary date.



- The Owner may not elect a Rider with a ten-year waiting period if at the time of election the Annuitant has reached his or her 78th birthday. The Owner may not elect a Rider with a fifteen-year waiting period if at the time of election the Annuitant has reached his or her 73rd birthday.

EXERCISING THE MINIMUM GUARANTEED ANNUITY PAYOUT RIDER.



- The Owner may only exercise the Minimum Guaranteed Annuity Payout Rider within thirty days after any Contract anniversary following the expiration of a ten or fifteen-year waiting period from the effective date of the Rider.



- The Owner may only annuitize under a fixed annuity payout option involving a life contingency as provided under "K. Description of Variable Annuity Payout Options."



- The Owner may only annuitize at the guaranteed annuity purchase rates listed under the Annuity Option Tables in the Contract.



TERMINATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT RIDER.



- The Owner may not terminate the Minimum Guaranteed Annuity Payout Rider prior to the seventh Contract anniversary after the effective date of the Rider, unless such termination occurs on or within thirty days after any Contract anniversary and in conjunction with the repurchase of a Minimum Guaranteed Annuity Payout Rider with a waiting period of equal or greater length at its then current price, if available.



- After the seventh Contract anniversary from the effective date of the Rider the Owner may terminate the Rider at any time.



- The Owner may repurchase a Rider with a waiting period equal to or greater than the Rider then in force at the new Rider's then current price, if available, however, repurchase may only occur on or within thirty days of a Contract anniversary.



- Other than in the event of a repurchase, once terminated the Rider may not be purchased again.



- The Rider will terminate upon surrender of the Contract or the date that a death benefit is payable if the Contract is not continued under "H. The Spouse of the Owner as Beneficiary" (see "DESCRIPTION OF THE CONTRACT").



From time to time the Company may illustrate minimum guaranteed income amounts under the Minimum Guaranteed Annuity Payout Rider based on a variety of assumptions, including varying rates of return on the value of the Contract during the accumulation phase, annuity payout periods, annuity payout options and Minimum Guaranteed Annuity Payout Rider waiting periods. Any assumed rates of return are for purposes of illustration only and are not intended as a representation of past or future investment rates of return.



For example, the illustration below assumes an initial payment of $100,000 for an Annuitant age 60 (at issue) and exercise of a Minimum Guaranteed Annuity Payout Rider with a ten-year waiting period. The illustration assumes that no subsequent payments or withdrawals are made and that the annuity payout option is a Life Annuity With Payments Guaranteed For 10 Years. The values below have been computed based on a 5% net rate of return and are the guaranteed minimums that would be received under the Minimum Guaranteed Annuity Payout Rider. The minimum guaranteed benefit base amounts are the values that will be annuitized. Minimum guaranteed annual income values are based on a fixed annuity payout.



 CONTRACT      MINIMUM         MINIMUM
ANNIVERSARY   GUARANTEED      GUARANTEED
AT EXERCISE  BENEFIT BASE  ANNUAL INCOME(1)
-----------  ------------  ----------------
    10        $  162,889     $     12,153
    15        $  207,892     $     17,695



(1) Other fixed annuity options involving a life contingency other than Life Annuity With Payments Guaranteed for 10 Years are available. See "K. Description of Variable Annuity Payout Options."



The Minimum Guaranteed Annuity Payout Rider does not create Accumulated Value or guarantee performance of any investment option. Because this Rider is based on conservative actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by application of Accumulated Value at current annuity factors. Therefore, the Rider should be regarded as a safety net. As described above, withdrawals will reduce the benefit base.



NOTE: Adding the Minimum Guaranteed Annuity Payout Rider after the issue date or repurchasing the benefit will impact the Program to Protect Principal and Provide Growth Potential offered under the GPA Accounts since the Minimum Guaranteed Annuity Payout Rider charges are deducted on a pro-rata basis from all accounts including the GPA Accounts. (See "Program to Protect Principal and Provide Growth Potential" under "GUARANTEE PERIOD ACCOUNTS.")



N. NORRIS DECISION


In the case of ARIZONA GOVERNING COMMITTEE V. NORRIS, the United States Supreme Court ruled that, in connection with retirement benefit options offered under certain employer-sponsored employee benefit plans, annuity options based on sex-distinct actuarial tables are not permissible under Title VII of the Civil Rights Act of 1964. The ruling requires that benefits derived from contributions paid into a plan after August 1, 1983 be calculated without regard to the sex of the employee. Annuity benefits attributable to payments received by the Company under a Contract issued in connection with an employer-sponsored benefit plan affected by the NORRIS decision will be based on the greater of (1) the Company's unisex non-guaranteed current annuity option rates, or (2) the guaranteed unisex rates described in such Contract, regardless of whether the Annuitant is male or female.

O. COMPUTATION OF VALUES


THE ACCUMULATION UNIT. Each net payment is allocated to the accounts selected by the Owner. Allocations to the Sub-Accounts are credited to the Contract in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account. The number of Accumulation Units of each Sub-Account credited to the Contract is equal to the portion of the net payment allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received in good order at the Company's Principal Office. The number of Accumulation Units resulting from each payment will remain fixed unless changed by a subsequent split of Accumulation Unit value, a transfer, a withdrawal, or surrender. The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account, and will reflect the investment performance, expenses and charges of its Portfolios. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account.

Allocations to Guarantee Period Accounts and the Fixed Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See "GUARANTEE PERIOD ACCOUNTS" and APPENDIX A, "MORE INFORMATION ABOUT THE FIXED ACCOUNT."

The Accumulated Value under the Contract is determined by (1) multiplying the number of Accumulation Units in each Sub-Account by the value of an Accumulation Unit of that Sub-Account on the Valuation Date, (2) adding the products, and (3) adding the amount of the accumulations in the Fixed Account and Guarantee Period Accounts, if any.

NET INVESTMENT FACTOR. The Net Investment Factor is an index that measures the investment performance of a Sub-Account from one Valuation Period to the next. This factor is equal to 1.000000 plus the result from dividing (1) by (2) and subtracting (3) and (4) where:

  (1) is the investment income of a Sub-Account for the Valuation Period, including realized or unrealized capital gains and losses during the Valuation Period, adjusted for provisions made for taxes, if any;

  (2) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

  (3) is a charge for mortality and expense risks equal to 1.25% on an annual basis of the daily value of the Sub-Account's assets; and

  (4) is an administrative charge equal to 0.15% on an annual basis of the daily value of the Sub-Account's assets.

The dollar value of an Accumulation Unit as of a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor. For an illustration of Accumulation Unit calculation using a hypothetical example see the SAI.

                             CHARGES AND DEDUCTIONS


Deductions under the Contract and charges against the assets of the Sub-Accounts are described below. Other deductions and expenses paid out of the assets of the Portfolios are described in the prospectuses and SAIs of KVS and Scudder VLIF.



A. VARIABLE ACCOUNT DEDUCTIONS



MORTALITY AND EXPENSE RISK CHARGE. The Company assesses a charge against the assets of each Sub-Account to compensate for certain mortality and expense risks it has assumed. The charge is imposed during both the accumulation phase and the annuity payout phase. The mortality risk arises from the Company's guarantee that it will make annuity benefit payments in accordance with annuity rate provisions established at the time the Contract is issued for the life of the Annuitant (or in accordance with the annuity payout option selected), no matter how long the Annuitant (or other payee) lives and no matter how long all Annuitants as a class live. Therefore, the mortality charge is deducted during the annuity payout phase on all Contracts, including those that do not involve a life contingency, even though the Company does not bear direct mortality risk with respect to variable annuity settlement options that do not involve life contingencies. The expense risk arises from the Company's guarantee that the charges it makes will not exceed the limits described in the Contract and in this Prospectus.


If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If expenses are less than the amounts provided to the Company by the charge, the difference will be a profit to the Company. To the extent this charge results in a profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses.

The mortality and expense risk charge is assessed daily at an annual rate of 1.25% of each Sub-Account's assets. This charge may not be increased. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each. The Company estimates that a reasonable allocation might be 0.85% for mortality risk and 0.40% for expense risk.

ADMINISTRATIVE EXPENSE CHARGE. The Company assesses each Sub-Account with a daily charge at an annual rate of 0.15% of the average daily net assets of the Sub-Account. The charge is imposed during both the accumulation phase and the annuity payout phase. The daily administrative expense charge is assessed to help defray administrative expenses actually incurred in the administration of the Sub-Account, without profits. There is no direct relationship, however, between the amount of administrative expenses imposed on a given Contract and the amount of expenses actually attributable to that Contract.


Deductions for the Contract fee (described below under "B. Contract Fee") and for the administrative expense charge are designed to reimburse the Company for the cost of administration and related expenses and are not expected to be a source of profit. The administrative functions and expense assumed by the Company in connection with the Variable Account and the Contract include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expense of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.



OTHER CHARGES. Because the Sub-Accounts hold shares of the Portfolios, the value of the net assets of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Portfolios. The prospectuses and SAIs of the Underlying Portfolios contain additional information concerning expenses of the Portfolios.



B. CONTRACT FEE



A $35 Contract fee (a lower fee may apply in certain states) currently is deducted on the Contract anniversary date and upon full surrender of the Contract if the Accumulated Value is less than $50,000 on the date assessed. The Contract fee is waived for Contracts issued to and maintained by the trustee of a 401(k) plan. Where Contract value has been allocated to more than one account, a percentage of the total Contract fee will be deducted from the value in each account. The portion of the charge deducted from each account will be equal to the percentage which the value in that account bears to the Accumulated Value under the Contract. The deduction of the Contract fee from a Sub-Account will result in cancellation of a number of Accumulation Units equal in value to the percentage of the charge deducted from that account.


Where permitted by law, the Contract fee also may be waived for Contracts where, on the issue date, either the Owner or the Annuitant is within the following classes of individuals: employees and registered representatives of any broker-dealer which has entered into a sales agreement with the Company to sell the Contract; employees of the Company, its affiliates and subsidiaries; officers, directors, trustees and employees of any of the Portfolios; investment managers or Sub-Advisers; and the spouses of and immediate family members residing in the same household with such eligible persons. "Immediate family members" means children, siblings, parents and grandparents.


C. OPTIONAL MINIMUM GUARANTEED ANNUITY PAYOUT RIDER CHARGE



Subject to state availability, the Company offers an optional Minimum Guaranteed Annuity Payout Rider that may be elected by the Owner. A separate monthly charge is made for the Rider. On the last day of each month and on the date the Rider is terminated, a charge equal to 1/12th of the applicable annual rate (see table below) is made against the Accumulated Value of the Contract at that time. The charge is made through a pro-rata reduction of the Accumulated Value of the Sub-Accounts, the Fixed Account and the Guarantee Period Accounts (based on the relative value that the Accumulation Units of the Sub-Accounts, the dollar amounts in the Fixed Account and the dollar amounts in the Guarantee Period Accounts bear to the total Accumulated Value).



The applicable charge is assessed on the Accumulated Value on the last day of each month and on the date the Rider is terminated, multiplied by 1/12th of the following annual percentage rates:



Minimum Guaranteed Annuity Payout Rider with ten-year waiting
 period......................................................    0.25%
Minimum Guaranteed Annuity Payout Rider with fifteen-year
 waiting period..............................................    0.15%



For a description of the Rider, see "M. Optional Minimum Guaranteed Annuity Payout Rider" under "DESCRIPTION OF THE CONTRACT," above.



D. PREMIUM TAXES


Some states and municipalities impose a premium tax on variable annuity contracts. State premium taxes currently range up to 3.5%. The Company makes a charge for state and municipal premium taxes, when applicable, and deducts the amount paid as a premium tax charge. The current practice of the Company is to deduct the premium tax charge in one of two ways:

  1. if the premium tax was paid by the Company when payments were received, the premium tax charge is deducted on a pro-rata basis when withdrawals are made, upon surrender of the Contract, or when annuity benefit payments begin (the Company reserves the right instead to deduct the premium tax charge for these Contracts at the time the payments are received); or


  2. the premium tax charge is deducted in total when annuity benefit payments begin.

In no event will a deduction be taken before the Company has incurred a tax liability under applicable state law. If no amount for premium tax was deducted at the time the payment was received, but subsequently tax is determined to be due prior to the Annuity Date, the Company reserves the right to deduct the premium tax from the Contract value at the time such determination is made.


E. SURRENDER CHARGE


No charge for sales expense is deducted from payments at the time the payments are made. A surrender charge is deducted from the Accumulated Value of the Contract, however, in the case of surrender and/or withdrawals or at the time annuity benefit payments begin, within certain time limits described below.


For purposes of determining the surrender charge, the Accumulated Value is divided into three categories: (1) New Payments -- payments received by the Company during the six years preceding the date of the surrender; (2) Old Payments -- accumulated payments invested in the Contract for more than six years; and (3) the amount available under the Withdrawal Without Surrender Charge provision. See "Withdrawal Without Surrender Charge" below. For purposes of determining the amount of any surrender charge, surrenders will be deemed to be taken first from amounts available as a Withdrawal Without Surrender Charge, if any; then from Old Payments, and then from New Payments. Amounts available as a Withdrawal Without Surrender Charge, followed by Old Payments, may be withdrawn from the Contract at any time without the imposition of a surrender charge. If a withdrawal is attributable all or in part to New Payments, a surrender charge may apply.


An Owner may withdraw the greater of 100% of cumulative earnings, or 15% of the Accumulated Value in any calendar year, without assessment of a Withdrawal Charge. If the Owner withdraws an amount in excess of the Withdrawal Without Surrender Charge amount in any calendar year, the excess may be subject to a Withdrawal Charge.


CHARGES FOR SURRENDER AND WITHDRAWAL. If the Contract is surrendered or if New Payments are withdrawn while the Contract is in force and before the Annuity Date, a surrender charge may be imposed. This charge never will be applied to earnings. The amount of the charge will depend upon the number of years that any New Payments, to which the withdrawal is attributed have remained credited under the Contract. Amounts withdrawn are deducted first from Old Payments. Then, for the purpose of calculating surrender charges for New Payments, all amounts withdrawn are assumed to be deducted first from the oldest New Payment and then from the next oldest New Payment and so on, until all New Payments have been exhausted pursuant to the first-in-first-out ("FIFO") method of accounting. (See "FEDERAL TAX CONSIDERATIONS" for a discussion of how withdrawals are treated for income tax purposes.)

The Surrender Charge is as follows:


  YEARS FROM       CHARGE AS PERCENTAGE
   DATE OF                OF NEW
   PAYMENT          PAYMENTS WITHDRAWN
--------------  --------------------------
     0-1                    7%
      2                     6%
      3                     5%
      4                     4%
      5                     3%
      6                     2%
 More than 6                0%


The amount withdrawn equals the amount requested by the Owner plus the surrender charge, if any. The charge is applied as a percentage of the New Payments withdrawn, but in no event will the total surrender charge exceed a maximum limit of 7% of total gross New Payments. Such total charge equals the aggregate of all applicable surrender charges for surrender, withdrawals and annuitization.



REDUCTION OR ELIMINATION OF SURRENDER CHARGE AND ADDITIONAL AMOUNTS
CREDITED. Where permitted by state law, the Company will waive the surrender charge in the event that the Owner (or the Annuitant, if the Owner is not an individual) becomes physically disabled after the issue date of the Contract and before attaining age 65. Under New York Contracts, the disability also must exist for a continuous period of at least four months. The Company may require proof of such disability and continuing disability, including written confirmation of receipt and approval of any claim for Social Security Disability Benefits and reserves the right to obtain an examination by a licensed physician of its choice and at its expense. In addition, except in New York and New Jersey where not permitted by state law, the Company will waive the surrender charge in the event that an Owner (or the Annuitant, if the Owner is not an individual) is: (1) admitted to a medical care facility and remains confined there until the later of one year after the issue date or 90 consecutive days or (2) first diagnosed by a licensed physician as having a fatal illness after the issue date of the Contract.


For purposes of the above provision, "medical care facility" means any state-licensed facility (or, in a state that does not require licensing, a facility that is operating pursuant to state law) providing medically necessary in-patient care which is prescribed in writing by a licensed "physician" and based on physical limitations which prohibit daily living in a non-institutional setting; "fatal illness" means a condition diagnosed by a licensed physician which is expected to result in death within two years of the diagnosis; and "physician" means a person other than the Owner, Annuitant or a member of one of their families who is state licensed to give medical care or treatment and is acting within the scope of that license.

Where surrender charges have been waived under any of the situations discussed above, no additional payments under the Contract will be accepted.



In addition, from time to time, where permitted by state law, the Company may allow a reduction in or elimination of the surrender charges, the period during which the charges apply, or both, and/or credit additional amounts on Contracts, when Contracts are sold to individuals or groups of individuals in a manner that reduces sales expenses. The Company will consider factors such as the following:
(1) the size and type of group or class, and the persistency expected from that group or class; (2) the total amount of payments to be received and the manner in which payments are remitted; (3) the purpose for which the Contracts are being purchased and whether that purpose makes it likely that costs and expenses will be reduced; (4) other transactions where sales expenses are likely to be reduced; or (5) the level of commissions paid to selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class (for example, broker-dealers who offer this Contract in connection with financial planning services offered on a fee-for-service basis). The Company also may reduce or waive the surrender charge, and/or credit additional amounts on the Contract where either the Owner or the Annuitant on the date of issue is within the following class of individuals ("eligible persons"): employees and registered representatives of any broker-dealer which has entered into a Sales Agreement with the Company to sell the Contract; employees of the Company, its affiliates or subsidiaries; officers, directors, trustees and employees of any of the Portfolios, investment managers or sub-advisers; and the spouses of and immediate family members residing in the same household with such eligible persons. "Immediate family members" means children, siblings, parents and grandparents. Finally, if permitted by state law, surrender charges may be waived under Section 403(b) Contracts where the amount withdrawn is being contributed to a life insurance policy issued by the Company as part of the individual's Section 403(b) plan.



Any reduction or elimination in the amount or duration of the surrender charge will not discriminate unfairly among purchasers of the Contract. The Company will not make any changes to this charge where prohibited by law.



Pursuant to Section 11 of the 1940 Act and Rule 11a-2 thereunder, the surrender charge is modified to effect certain exchanges of existing contracts issued by the Company for this Contract. See "EXCHANGE OFFER" in the SAI.

WITHDRAWAL WITHOUT SURRENDER CHARGE. In each calendar year, including the calendar year in which the Contract is issued, the Company will waive the surrender charge, if any, on an amount ("Withdrawal Without Surrender Charge") equal to the greatest of (1), (2) or (3):



Where (1)     100% of Cumulative Earnings (calculated as the
is:           Accumulated Value as of the Valuation Date the Company
              receives the withdrawal request, or the following day,
              reduced by the total gross payments not previously
              withdrawn;
Where (2)     15% of the Accumulated Value as of the Valuation Date
is:           the Company receives the withdrawal request, or the
              following day, reduced by the total amount of any prior
              withdrawals made in the same calendar year to which no
              surrender charge was applied;
Where (3)     the amount calculated under the Company's life
is:           expectancy distribution ("LED") option (see "Life
              Expectancy Distributions," above) whether or not the
              withdrawal was part of such distribution (applies only
              if Annuitant is also an Owner).


For example, an 81-year-old Owner/Annuitant with an Accumulated Value of $15,000, of which $1,000 is Cumulative Earnings, would have a Withdrawal Without Surrender Charge amount of $2,250, which is equal to the greatest of:

(1) Cumulative Earnings ($1,000);

(2) 15% of Accumulated Value ($2,250); or

(3) LED distribution of 10.2% of Accumulated Value ($1,530).


The Withdrawal Without Surrender Charge will be deducted first from Cumulative Earnings. If the Withdrawal Without Surrender Charge exceeds Cumulative Earnings, the excess amount will be deemed withdrawn from payments not previously withdrawn on a last-in-first-out ("LIFO") basis. If more than one withdrawal is made during the year, on each subsequent withdrawal the Company will waive the surrender charge, if any, until the entire Withdrawal Without Surrender Charge has been withdrawn. Amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period may be subject to a Market Value Adjustment.



SURRENDERS. In the case of a complete surrender, the amount received by the Owner is equal to the entire Accumulated Value under the Contract, net of the applicable surrender charge on New Payments, the Contract fee and any applicable tax withholding and adjusted for any applicable Market Value Adjustment. Subject to the same rules applicable to withdrawals, the Company will not assess a surrender charge on an amount equal to the highest Withdrawal Without Surrender Charge Amount, described above.

Where an Owner who is a trustee under a pension plan surrenders, in whole or in part, a Contract on a terminating employee, the trustee will be permitted to reallocate all or a part of the total Accumulated Value under the Contract to other contracts issued by the Company and owned by the trustee, with no deduction for any otherwise applicable surrender charge. Any such reallocation will be at the unit values for the Sub-Accounts as of the Valuation Date on which a written, signed request is received at the Principal Office.



For further information on surrender and withdrawals, including minimum limits on amount withdrawn and amount remaining under the Contract in the case of withdrawals, and important tax considerations, see "Surrender" and "F. Withdrawals" under "DESCRIPTION OF THE CONTRACT," and see "FEDERAL TAX CONSIDERATIONS."



CHARGE AT THE TIME ANNUITY BENEFIT PAYMENTS BEGIN. If the Owner chooses a commutable period certain option or a noncommutable period certain option for less than ten years (less than six years under New York contracts), a surrender charge will be deducted from the Accumulated Value of the Contract if the Annuity Date occurs at any time when a surrender charge would still apply had the Contract been surrendered on the Annuity Date. (See discussion of period certain variable annuity under "K. Description of Variable Annuity Payout Options.")



No surrender charge is imposed at the time of annuitization in any Contract year under an option involving a life contingency or for any noncommutable period certain option for ten years or more (six or more years under New York contracts). A Market Value Adjustment, however, may apply. See "GUARANTEE PERIOD ACCOUNTS."



If an owner of a fixed annuity contract issued by the Company wishes to elect a variable annuity payout option, the Company may permit such owner to exchange, at the time of annuitization, the fixed contract for a Contract offered in this Prospectus. The proceeds of the fixed contract, minus any surrender charge applicable under the fixed contract if a period certain option is chosen, will be applied towards the variable annuity option desired by the owner. The number of Annuity Units under the option will be calculated using the Annuity Unit values as of the 15th of the month preceding the Annuity Date.



F. TRANSFER CHARGE



The first 12 transfers in a Contract are guaranteed to year be free of any transfer charge, The Company does not currently charge for additional transfers but reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse it for the expense of processing transfers. For more information, see "D. Transfer Privilege" under "DESCRIPTION OF THE CONTRACT."

                           GUARANTEE PERIOD ACCOUNTS

Due to certain exemptive and exclusionary provisions in the securities laws, interests in the Guarantee Period Accounts and the Fixed Account are not registered as an investment company under the provisions of the Securities Act of 1933 (the "1933 Act") or the 1940 Act. Accordingly, the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Guarantee Period Accounts or the Fixed Account. Nevertheless, disclosures regarding the Guarantee Period Accounts and the Fixed Account of the Contract or any benefits offered under these accounts may be subject to the provisions of the 1933 Act relating to the accuracy and completeness of statements made in the Prospectus.


INVESTMENT OPTIONS. In most jurisdictions, there currently are nine Guarantee Periods available under the Contract with durations of two, three, four, five, six, seven, eight, nine and ten years. Each Guarantee Period Account established for the Owner is accounted for separately in a non-unitized segregated account, except in California where it is accounted for in the Company's General Account. Each Guarantee Period Account provides for the accumulation of interest at a Guaranteed Interest Rate. The Guaranteed Interest Rate on amounts allocated or transferred to a Guarantee Period Account is determined from time to time by the Company in accordance with market conditions; however, once an interest rate is in effect for a Guarantee Period Account, the Company may not change it during the duration of the Guarantee Period. In no event will the Guaranteed Interest Rate be less than 3%.



To the extent permitted by law, the Company reserves the right at any time to offer Guarantee Periods with durations that differ from those which were available when a Contract initially was issued and to stop accepting new allocations, transfers or renewals to a particular Guarantee Period. Owners may allocate net payments or make transfers from any of the Sub-Accounts, the Fixed Account or an existing Guarantee Period Account to establish a new Guarantee Period Account at any time prior to the Annuity Date. Transfers from a Guarantee Period Account on any date other than on the day following the expiration of that Guarantee Period will be subject to a Market Value Adjustment. The Company establishes a separate investment account each time the Owner allocates or transfers amounts to a Guarantee Period Account except that amounts allocated to the same Guarantee Period on the same day will be treated as one Guarantee Period Account. The minimum that may be allocated to establish a Guarantee Period Account is $1,000. If less than $1,000 is allocated, the Company reserves the right to apply that amount to the Sub-Account investing in the Kemper Money Market Portfolio. The Owner may allocate amounts to any of the Guarantee Periods available.


At least 45 days, but not more than 75 days, prior to the end of a Guarantee Period, the Company will notify the Owner in writing of the expiration of that

Guarantee Period. At the end of a Guarantee Period the Owner may transfer amounts to the Sub-Accounts, the Fixed Account or establish a new Guarantee Period Account of any duration then offered by the Company without a Market Value Adjustment. If reallocation instructions are not received at the Principal Office before the end of a Guarantee Period, the account value automatically will be applied to a new Guarantee Period Account with the same duration unless
(1) less than $1,000 would remain in the Guarantee Period Account on its expiration date, or (2) the Guarantee Period would extend beyond the Annuity Date or is no longer available. In such cases, the Guarantee Period Account value will be transferred to the Sub-Account investing in the Kemper Money Market Portfolio. Where amounts have been renewed automatically in a new Guarantee Period, it is the Company's current practice to give the Owner an additional 30 days to transfer out of the Guarantee Period Account without application of a Market Value Adjustment. This practice may be discontinued or changed at the Company's discretion. Under Contracts issued in New York, the Company will transfer monies out of the Guarantee Period Account without application of a Market Value Adjustment if the Owner's request is received within ten days of the renewal date.


MARKET VALUE ADJUSTMENT. No Market Value Adjustment will be applied to transfers, withdrawals or a surrender from a Guarantee Period Account on the expiration of its Guarantee Period. In addition, no negative Market Value Adjustment will be applied to a death benefit, although a positive Market Value Adjustment, if any, will be applied to increase the value of the death benefit when based on the Contract's Accumulated Value. See "Death Benefit." A Market Value Adjustment will apply to all other transfers, withdrawals or a surrender. Amounts applied under an annuity option are treated as withdrawals when calculating the Market Value Adjustment. The Market Value Adjustment will be determined by multiplying the amount taken from each Guarantee Period Account before deduction of any surrender charge by the market value factor. The market value factor for each Guarantee Period Account is equal to:

                     [(1+i)/(1+j)] to the power of n/365-1

where: i is the Guaranteed Interest Rate expressed as a decimal (for example: 3% = 0.03) being credited to the current Guarantee
           Period;

           j is the new Guaranteed Interest Rate, expressed as a decimal, for a Guarantee Period with a duration equal to the number of years remaining in the current Guarantee Period, rounded to the next higher number of whole years. If that rate is not available, the Company will use a suitable rate or index allowed by the Department of Insurance; and

           n is the number of days remaining from the effective
           Valuation Date to the end of the current Guarantee Period.

Based on the application of this formula, the value of a Guarantee Period Account will increase after the Market Value Adjustment is applied if the then current market rates are lower than the rate being credited to the Guarantee Period Account. Similarly, the value of a Guarantee Period Account will decrease after the Market Value Adjustment is applied if the then current market rates are higher than the rate being credited to the Guarantee Period Account. The Market Value Adjustment is limited, however, so that even if the account value is decreased after application of a Market Value Adjustment, it will equal or exceed the Owner's principal plus 3% earnings per year less applicable Contract fees. Conversely, if the then current market rates are lower and the account value is increased after the Market Value Adjustment is applied, the increase in value also is affected by the minimum guaranteed rate of 3% such that the amount that will be added to the Guarantee Period Account is limited to the difference between the amount earned and the 3% minimum guaranteed earnings. For examples of how the Market Value Adjustment works, See APPENDIX D, "SURRENDER CHARGES AND THE MARKET VALUE ADJUSTEMENT."



PROGRAM TO PROTECT PRINCIPAL AND PROVIDE GROWTH POTENTIAL. Under this feature, the Owner elects a Guarantee Period and one or more Sub-Accounts. The Company then will compute the proportion of the initial payment that must be allocated to the Guarantee Period selected, assuming no transfers or withdrawals, in order to ensure that the value in the Guarantee Period Account on the last day of the Guarantee Period will equal the amount of the entire initial payment. The required amount then will be allocated to the pre-selected Guarantee Period Account and the remaining balance to the other investment options selected by the Owner in accordance with the procedures described in "A. Payments."



WITHDRAWALS. Prior to the Annuity Date, the Owner may make withdrawals of amounts held in the Guarantee Period Accounts. Withdrawals from these accounts will be made in the same manner and be subject to the same rules as set forth under "E. Surrender" and "F. Withdrawals." In addition, the following provisions also apply to withdrawals from a Guarantee Period Account: (1) a Market Value Adjustment will apply to all withdrawals, including Withdrawals without Surrender Charge, unless made at the end of the Guarantee Period; and (2) the Company reserves the right to defer payments of amounts withdrawn from a Guarantee Period Account for up to six months from the date it receives the withdrawal request. If deferred for 30 days or more, the Company will pay interest on the amount deferred at a rate of at least 3%.


In the event that a Market Value Adjustment applies to a withdrawal of a portion of the value of a Guarantee Period Account, it will be calculated on the amount requested and deducted or added to the amount remaining in the Guarantee Period Account. If the entire amount in a Guarantee Period Account is requested,

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

the adjustment will be made to the amount payable. If a surrender charge applies to the withdrawal, it will be calculated as set forth under "E. Surrender Charge" after application of the Market Value Adjustment.


                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of the Contract, on withdrawals or surrenders, on annuity benefit payments, and on the economic benefit to the Owner, Annuitant, or beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of current federal income tax laws as they are interpreted as of the date of this Prospectus. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS.

IT SHOULD BE RECOGNIZED THAT THE FOLLOWING DISCUSSION OF FEDERAL INCOME TAX ASPECTS OF AMOUNTS RECEIVED UNDER VARIABLE ANNUITY CONTRACTS IS NOT EXHAUSTIVE, DOES NOT PURPORT TO COVER ALL SITUATIONS AND IS NOT INTENDED AS TAX ADVICE. A QUALIFIED TAX ADVISER ALWAYS SHOULD BE CONSULTED WITH REGARD TO THE APPLICATION OF LAW TO INDIVIDUAL CIRCUMSTANCES.

The Company intends to make a charge for any effect which the income, assets or existence of the Contract, the Variable Account or the Sub-Accounts may have upon its tax. The Variable Account presently is not subject to tax, but the Company reserves the right to assess a charge for taxes should the Variable Account at any time become subject to tax. Any charge for taxes will be assessed on a fair and equitable basis in order to preserve equity among classes of Owners and with respect to each separate account as though that separate account were a separate taxable entity.

The Variable Account is considered a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under Subchapter L of the Code. The Company files a consolidated tax return with its affiliates.


The IRS has issued regulations relating to the diversification requirements for variable annuity and variable life insurance contracts under Section 817(h) of the Code. The regulations prescribed by the Treasury Department provide that the investments of a segregated asset account underlying a variable annuity contract are adequately diversified if no more than 55% of the value of its assets is represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. Under this section of the Code, if the investments are not adequately diversified, the Contract will not be treated as an annuity contract and therefore, the income on the Contract, for any taxable year of the Owner, would be treated as ordinary income received or accrued by the Owner. It is anticipated that the Portfolios of the Fund in this Contract will comply with the current diversification requirements. In the event that future IRS regulations and/or rulings would require Contract modifications in order to remain in compliance with the diversification standards, the Company will make reasonable efforts to comply, and it reserves the right to make such changes as it deems appropriate for that purpose.



In addition, traditionally in order for a variable annuity contract to qualify for tax deferral, the Company, and not the variable contract owner, must be considered to be the owner for tax purposes of the assets in the segregated asset account underlying the variable annuity contract. In certain circumstances, however, variable annuity contract owners may now be considered the owners of these assets for federal income tax purposes. Specifically, the IRS has stated in published rulings that a variable annuity contract owner may be considered the owner of segregated account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning investment diversification, that those regulations do not provide guidance governing the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account. This announcement also states that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued. The Company therefore additionally reserves the right to modify the Contract as necessary in order to attempt to prevent a contract owner from being considered the owner of a pro rata share of the assets of the segregated asset account underlying the variable annuity contracts.



A. QUALIFIED AND NON-QUALIFIED CONTRACTS



From a federal tax viewpoint there are two types of variable annuity contracts:
"qualified" contracts and "non-qualified" contracts. A qualified contract is one that is purchased in connection with a retirement plan which meets the requirements of Sections 401, 403 or 408 of the Code, while a non-qualified contract is one that is not purchased in connection with one of the indicated retirement plans. The tax treatment for certain withdrawals or surrenders will vary according to whether they are made from a qualified contract or a non-qualified contract. For more information on the tax provisions applicable to qualified Contracts, see "D. Provisions Applicable to Qualified Employer Plans."



B. TAXATION OF THE CONTRACTS IN GENERAL



The Company believes that the Contract described in this Prospectus will, with certain exceptions (see "Nonnatural Owners" below), be considered an annuity contract under Section 72 of the Code. Please note, however if the Owner


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

chooses an Annuity Date beyond the Annuitant's 85th birthday, it is possible that the Contract may not be considered an annuity for tax purposes, and therefore the Owner may be taxed on the annual increase in Accumulated Value. The Owner should consult tax and financial advisors for more information. This section governs the taxation of annuities. The following discussion concerns annuities subject to Section 72.


WITHDRAWALS PRIOR TO ANNUITIZATION. With certain exceptions, any increase in the Contract's Accumulated Value is not taxable to the Owner until it is withdrawn from the Contract. If the Contract is surrendered or amounts are withdrawn prior to the Annuity Date, any withdrawal of investment gain in value over the cost basis of the Contract will be taxed as ordinary income. Under the current provisions of the Code, amounts received under an annuity contract prior to annuitization (including payments made upon the death of the annuitant or owner), generally are first attributable to any investment gains credited to the contract over the taxpayer's "investment in the contract." Such amounts will be treated as gross income subject to federal income taxation. "Investment in the contract" is the total of all payments to the Contract which were not excluded from the Owner's gross income less any amounts previously withdrawn which were not included in income. Section 72(e)(11)(A)(ii) requires that all non-qualified deferred annuity contracts issued by the same insurance company to the same owner during a single calendar year be treated as one contract in determining taxable distributions.

ANNUITY PAYOUTS AFTER ANNUITIZATION. When annuity benefit payments are commenced under the Contract, generally a portion of each payment may be excluded from gross income. The excludable portion generally is determined by a formula that establishes the ratio that the investment in the Contract bears to the expected return under the Contract. The portion of the payment in excess of this excludable amount is taxable as ordinary income. Once all the investment in the Contract is recovered, the entire payment is taxable. If the Annuitant dies before the total investment in the Contract is recovered, a deduction for the difference is allowed on the Annuitant's final tax return.

PENALTY ON DISTRIBUTION. A 10% penalty tax may be imposed on the withdrawal of investment gains if the withdrawal is made prior to age 59 1/2. The penalty tax will not be imposed on withdrawals taken on or after age 59 1/2, or if the withdrawal follows the death of the owner (or, if the Owner is not an individual, the death of the primary annuitant, as defined in the Code) or, in the case of the Owner's "total disability" (as defined in the Code). Furthermore, under Section 72 of the Code, this penalty tax will not be imposed, irrespective of age, if the amount received is one of a series of "substantially equal" periodic payments made at least annually for the life or life expectancy of the payee. This requirement is met when the owner elects to have distributions made over the

Owner's life expectancy, or over the joint life expectancy of the Owner and beneficiary. The requirement that the amount be paid out as one of a series of "substantially equal" periodic payments is met when the number of units withdrawn to make each distribution is substantially the same. Any modification, other than by reason of death or disability, of distributions which are part of a series of substantially equal periodic payments that occurs before the Owner's age 59 1/2 or five years, will subject the Owner to the 10% penalty tax on the prior distributions. In addition to the exceptions above, the penalty tax will not apply to withdrawals from a qualified contract made to an employee who has terminated employment after reaching age 55.


In a Private Letter Ruling, the IRS took the position that where distributions from a variable annuity contract were determined by amortizing the accumulated value of the contract over the taxpayer's remaining life expectancy (such as under the Contract's LED option), and the option could be changed or terminated at any time, the distributions failed to qualify as part of a "series of substantially equal payments" within the meaning of Section 72 of the Code. The distributions, therefore, were subject to the 10% federal penalty tax. This Private Letter Ruling may be applicable to an Owner who receives distributions under any LED-type option prior to age 59 1/2. Subsequent Private Letter Rulings, however, have treated LED-type withdrawal programs as effectively avoiding the 10% penalty tax. The position of the IRS on this issue is unclear.


ASSIGNMENTS OR TRANSFERS. If the Owner transfers (assigns) the Contract to another individual as a gift prior to the Annuity Date, the Code provides that the Owner will incur taxable income at the time of the transfer. An exception is provided for certain transfers between spouses. The amount of taxable income upon such taxable transfer is equal to any investment gain in value over the Owner's cost basis at the time of the transfer. The transfer also is subject to federal gift tax provisions. Where the Owner and Annuitant are different persons, the change of ownership of the Contract to the Annuitant on the Annuity Date, as required under the Contract, is a gift and will be taxable to the Owner as such; however, the Owner will not incur taxable income. Instead, the Annuitant will incur taxable income upon receipt of annuity benefit payments as discussed above.

NONNATURAL OWNERS. As a general rule, deferred annuity contracts owned by "nonnatural persons" (e.g., a corporation) are not treated as annuity contracts for federal tax purposes, and the investment income attributable to contributions made after February 28, 1986 is taxed as ordinary income that is received or accrued by the owner during the taxable year. This rule does not apply to annuity contracts purchased with a single payment when the annuity date is no later than a year from the issue date or to deferred annuities owned by qualified employer plans, estates, employers with respect to a terminated pension plan, and entities other than employers, such as a trust, holding an annuity as an agent for a natural person. This exception, however, will not apply in cases of any employer who is the owner of an annuity contract under a non-qualified deferred compensation plan.


DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENT AND TAX-EXEMPT ORGANIZATIONS. Under Section 457 of the Code, deferred compensation plans established by governmental and certain other tax-exempt employers for their employees may invest in annuity contracts. Contributions and investment earnings are not taxable to employees until distributed; however, with respect to payments made after February 28, 1986, a contract owned by a state or local government or a tax-exempt organization will not be treated as an annuity under
Section 72 as well. In addition, plan assets are treated as property of the employer and are subject to the claims of the employer's general creditors.



C. TAX WITHHOLDING


The Code requires withholding with respect to payments or distributions from non-qualified contracts and IRAs, unless a taxpayer elects not to have withholding. A 20% withholding requirement applies to distributions from most other qualified contracts. In addition, the Code requires reporting to the IRS of the amount of income received with respect to payment or distributions from annuities.

The tax treatment of certain withdrawals or surrenders of the non-qualified Contracts offered by this Prospectus will vary according to whether the amount withdrawn or surrendered is allocable to an investment in the Contract made before or after certain dates.

D. PROVISIONS APPLICABLE TO QUALIFIED EMPLOYER PLANS

The tax rules applicable to qualified employer plans, as defined by the Code, are complex and vary according to the type of plan. Benefits under a qualified plan may be subject to that plan's terms and conditions irrespective of the terms and conditions of any annuity contract used to fund such benefits. As such, the following is simply a general description of various types of qualified plans that may use the Contract. Before purchasing any annuity contract for use in funding a qualified plan, more specific information should be obtained.

A qualified Contract may include special provisions (endorsements) changing or restricting rights and benefits otherwise available to an Owner of a non-qualified Contract. Individuals purchasing a qualified Contract should carefully review any such changes or limitations which may include restrictions to ownership, transferability, assignability, contributions and distributions.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT SHARING PLANS. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, permits self-employed individuals to establish similar plans for themselves and their employees. Employers intending to use qualified Contracts in connection with such plans should seek competent advice as to the suitability of the Contract to their specific needs and as to applicable Code limitations and tax consequences.

The Company can provide prototype plans for certain pension or profit sharing plans for review by the plan's legal counsel. For information, ask your financial representative.

INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity ("IRA"). Note: this term covers all IRAs permitted under Section 408(b) of the Code, including Roth IRAs. IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from other types of retirement plans may be "rolled over," on a tax-deferred basis, to an IRA. Purchasers of an IRA Contract will be provided with supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract as described in this Prospectus. See "B. Right to Revoke Contract." Eligible employers that meet specified criteria may establish simplified employee pension plans (SEP-IRAs) or SIMPLE IRA plans for their employees using IRAs. Employer contributions that may be made to such plans are larger than the amounts that may be contributed to regular IRAs, and may be deductible to the employer.

TAX-SHELTERED ANNUITIES ("TSAS"). Under the provisions of Section 403(b) of the Code, payments made to annuity contracts purchased for employees under annuity plans adopted by public school systems and certain organizations which are tax exempt under Section 501(c)(3) of the Code are excludable from the gross income of such employees to the extent that total annual payments do not exceed the maximum contribution permitted under the Code. Purchasers of TSA Contracts should seek competent advice as to eligibility, limitations on permissible payments and other tax consequences associated with the Contracts.

Withdrawals or other distributions attributable to salary reduction contributions (including earnings thereon) made to a TSA contract after December 31, 1988, may not begin before the employee attains age 59 1/2, separates from service, dies or becomes disabled. In the case of hardship, an Owner may withdraw amounts contributed by salary reduction, but not the earnings on such amounts. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may be subject to a 10% penalty tax as a premature distribution, in addition to income tax.

TEXAS OPTIONAL RETIREMENT PROGRAM. Distributions under a TSA Contract issued to participants in the Texas Optional Retirement Program may not be received except in the case of the participant's death, retirement or termination of employment in the Texas public institutions of higher education. These additional restrictions are imposed under the Texas Government Code and a prior opinion of the Texas Attorney General.


                             STATEMENTS AND REPORTS



An Owner is sent a report semi-annually which provides certain financial information about the Portfolios. At least annually, but possibly as frequent as quarterly, the Company will furnish a statement to the Owner containing information about his or her Contract, including Accumulation Unit Values and other information as required by applicable law, rules and regulations . The Company will also send a confirmation statement to Owners each time a transaction is made affecting the Contract Value. (Certain transactions made under recurring payment plans such as Dollar Cost Averaging may in the future be confirmed quarterly rather than by immediate confirmations.) The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Contract. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/annual statements unless the Owner notifies the Principal Office in writing within 30 days after receipt of the statement.


                        LOANS (QUALIFIED CONTRACTS ONLY)

Loans are available to owners of TSA Contracts (i.e., contracts issued under Section 403(b) of the Code) and to Contracts issued to plans qualified under Sections 401(a) and 401(k) of the Code. Loans are subject to provisions of the Code and to applicable qualified retirement plan rules. Tax advisors and plan fiduciaries should be consulted prior to exercising loan privileges.

Loaned amounts will be withdrawn first from Sub-Account and Fixed Account values on a pro-rata basis until exhausted. Thereafter, any additional amounts will be withdrawn from the Guarantee Period Accounts (pro-rata by duration and LIFO within each duration), subject to any applicable Market Value Adjustments. The maximum loan amount will be determined under the Company's maximum loan formula. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Contract and the amount borrowed will be transferred to a loan asset account within the Company's General Account, where it will accrue interest at a specified rate below the then current loan rate.

Generally, loans must be repaid within five years or less, and repayments must be made quarterly and in substantially equal amounts. Repayments will be allocated pro rata in accordance with the most recent payment allocation, except that any allocations to a Guarantee Period Account will be allocated to the Kemper Money Market Portfolio instead.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Portfolio no longer are available for investment or if in the Company's judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account or the affected Sub-Account, the Company may redeem the shares of that Portfolio and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Contract interest in a Sub-Account without notice to the Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Variable Account may, to the extent permitted by law, purchase other securities for other contracts or permit a conversion between contracts upon request by an Owner.

The Company also reserves the right to establish additional sub-accounts of the Variable Account, each of which would invest in shares corresponding to a new portfolio or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new sub-accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new sub-accounts may be made available to existing Owners on a basis to be determined by the Company.


Shares of the Portfolios also are issued to separate accounts of other insurance companies which issue variable life contracts ("mixed funding"). Shares of the Portfolios also are issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life owners or variable annuity owners. Although the Company, KVS and Scudder VLIF do not currently foresee any such disadvantages to either variable life insurance owners or variable annuity owners, the Company and the trustees of KVS and Scudder VLIF intend to monitor events in order to identify any material conflicts between such Owners and to determine what action, if any, should be taken in response thereto. If the trustees were to conclude that separate portfolios should be established for variable life and variable annuity separate accounts, the Company will bear the attendant expenses.

If any of these substitutions or changes is made, the Company may, by appropriate endorsement, change the Contract to reflect the substitution or change, and will notify Owners of all such changes. If the Company deems it to be in the best interest of Owners, and subject to any approvals that may be required under applicable law, the Variable Account or any Sub-Accounts may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration no longer is required, or may be combined with other sub-accounts or other separate accounts of the Company.

The Company reserves the right, subject to compliance with applicable law and to the provisions of the Participation Agreements, to (1) transfer assets from the Variable Account or Sub-Account to another of the Company's variable accounts or sub-accounts having assets of the same class, (2) to operate the Variable Account or any Sub-Account as a management investment company under the 1940 Act or in any other form permitted by law, (3) to deregister the Variable Account under the 1940 Act in accordance with the requirements of the 1940 Act, (4) to substitute the shares of any other registered investment company for the Portfolio shares held by a Sub-Account, in the event that Portfolio shares are unavailable for investment, or if the Company determines that further investment in such Portfolio shares is inappropriate in view of the purpose of the Sub-Account, (5) to change the methodology for determining the net investment factor, and (6) to change the names of the Variable Account or of the Sub-Accounts. In no event will the changes described be made without notice to Owners in accordance with the 1940 Act.

                   CHANGES TO COMPLY WITH LAW AND AMENDMENTS


The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered, and to make any change to provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Code and pertinent regulations or any state statute or regulation. Any such changes will apply uniformly to all Contracts that are affected. You will be given written notice of such changes.


                                 VOTING RIGHTS

The Company will vote Portfolio shares held by each Sub-Account in accordance with instructions received from Owners and, after the Annuity Date, from the Annuitants. Each person having a voting interest in a Sub-Account will be provided with proxy materials of the Portfolio, together with a form with which to give voting instructions to the Company. Shares for which no timely instructions are received will be voted in proportion to the instructions which are received. The Company also will vote shares in a Sub-Account that it owns and which are not attributable to the Contract in the same proportion. If the 1940

Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Contract, the Company reserves the right to do so.

The number of votes which an Owner or Annuitant may cast will be determined by the Company as of the record date established by the Portfolio. During the accumulation phase, the number of Portfolio shares attributable to each Owner will be determined by dividing the dollar value of the Accumulation Units of the Sub-Account credited to the Contract by the net asset value of one Portfolio share. During the annuity payout phase, the number of Portfolio shares attributable to each Annuitant will be determined by dividing the reserve held in each Sub-Account for the Annuitant's variable annuity by the net asset value of one Portfolio share. Ordinarily, the Annuitant's voting interest in the Portfolio will decrease as the reserve for the variable annuity is depleted.

                                  DISTRIBUTION

The Contract offered by this Prospectus may be purchased from certain independent broker-dealers, including representatives of Allmerica Investments, Inc. (the Principal Underwriter) which are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. ("NASD").


The Company pays commissions, not to exceed 6.5% of payments, to broker-dealers which sell the Contract. Alternative commission schedules are available with lower initial commission amounts based on payments, plus ongoing annual compensation of up to 1% of Contract value. To the extent permitted by NASD rules, promotional incentives or payments also may be provided to such broker-dealers based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract, including the recruitment and training of personnel, production of promotional literature, and similar services.



The Company intends to recoup commissions and other sales expenses through a combination of anticipated surrender charges and profits from the Company's General Account, which may include amounts derived from mortality and expense risk charges. Commissions paid on the Contract, including additional incentives or payments, do not result in any additional charge to Owners or to the Variable Account. Any surrender charges assessed on a Contract will be retained by the Company.


Owners may direct any inquiries to their financial representative or to Allmerica Investments, Inc., 440 Lincoln Street, Worcester, MA 01653, Telephone 1-800-782-8380.

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
                                    SERVICES

The Company receives fees from the investment advisers or other service providers of certain Underlying Portfolios in return for providing certain services to Owners. Currently, the Company receives service fees with respect to the Scudder International Portfolio, Scudder Global Discovery Portfolio, Scudder Capital Growth Portfolio and Scudder Growth and Income Portfolio. The Company receives service fees at an annual rate of 0.15% per annum of the aggregate net asset value of shares held by the Variable Account. The Company may in the future render services for which it will receive compensation from the investment advisers or other service providers of other Underlying Portfolios.

                                 LEGAL MATTERS


There are no legal proceedings pending to which the Variable Account is a party or to which the assets of the Variable Account are subject. The Company and the Principal Underwriter are not involved in any litigation that is of material importance in relation to their total assets or that relates to the Variable Account.



                              YEAR 2000 COMPLIANCE



The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities.



Based on a third party assessment, the Company determined that significant portions of its software required modification or replacement to enable its computer systems to properly process dates beyond December 31, 1999. The Company is presently completing the process of modifying or replacing existing software and believes that this action will resolve the Year 2000 issue. However, if such modifications and conversions are not made, or are not completed timely, or should there be serious unanticipated interruptions from unknown sources, the Year 2000 issue could have a material adverse impact on the operations of the Company. Specifically, the Company could experience, among other things, an interruption in its ability to collect and process premiums, process claim payments, safeguard and manage its invested assets, accurately maintain policyholder information, accurately maintain accounting records, and perform customer service. Any of these specific events, depending on duration, could have a material adverse impact on the results of operations and the financial position of the Company.

The Company has initiated formal communications with all of its suppliers to determine the extent to which the Company is vulnerable to those third parties' failure to remediate their own Year 2000 issue. The Company's total Year 2000 project cost and estimates to complete the project include the estimated costs and time associated with the Company's involvement on a third party's Year 2000 issue, and are based on presently available information. However, there can be no guarantee that the systems of other companies on which the Company's systems rely will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with the Company's systems, would not have material adverse effect on the Company. The Company does not believe that it has material exposure to contingencies related to the Year 2000 issue for the products it has sold. Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.



The cost of the Year 2000 project will be expensed as incurred and is being funded primarily through a reallocation of resources from discretionary projects and a reduction in systems maintenance and support costs. Therefore, the Year 2000 project is not expected to result in any significant incremental technology cost and is not expected to have a material effect on the results of operations. The Company and its affiliates have incurred and expensed approximately $54 million related to the assessment, plan development and substantial completion of the Year 2000 project, through December 31, 1998. The total remaining cost of the project is estimated between $20-30 million.


                              FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted in this Prospectus pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees.

                                   APPENDIX A
                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

Because of exemption and exclusionary provisions in the securities laws, interests in the Fixed Account generally are not subject to regulation under the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the fixed portion of the Contract and the Fixed Account may be subject to the provisions of the 1933 Act concerning the accuracy and completeness of statements made in this Prospectus. The disclosures in this APPENDIX A have not been reviewed by the SEC.

The Fixed Account is part of the Company's General Account which is made up of all of the general assets of the Company other than those allocated to separate accounts. Allocations to the Fixed Account become part of the assets of the Company, and are used to support insurance and annuity obligations. A portion or all of net payments may be allocated to accumulate at a fixed rate of interest in the Fixed Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. Under the Contract, the minimum interest which may be credited on amounts allocated to the Fixed Account is 3% compounded annually. Additional "Excess Interest" may or may not be credited at the sole discretion of the Company.

If the Contract is surrendered, or if an Excess Amount is withdrawn while the Contract is in force and before the Annuity Date, a surrender charge is imposed if such event occurs before the payments attributable to the surrender or withdrawal have been credited to the Contract for at least six full Contract years.

In Massachusetts, payments and transfers to the Fixed Account are subject to the following restrictions:

    If the Contract is issued prior to the Annuitant's 60th birthday, allocations to the Fixed Account will be permitted until the Annuitant's 61st birthday. On and after the Annuitant's 61st birthday, no additional Fixed Account allocations will be accepted. If the Contract is issued on or after the Annuitant's 60th birthday, up through and including the Annuitant's 81st birthday, Fixed Account allocations will be permitted during the first Contract year. On and after the first Contract anniversary, no additional allocations to the Fixed Account will be permitted. If a Contract is issued after the Annuitant's 81st birthday, no payments to the Fixed Account will be permitted at any time.

In Oregon, no additional allocations will be accepted into the Fixed Account on or after the third Contract anniversary. Further, no payments to the Fixed Account will be permitted if the Contract is issued after the Annuitant's 81st birthday.

If an allocation designated as a Fixed Account allocation is received at the Principal Office during a period when the Fixed Account is not available due to the limitations outlined above, the monies will be allocated to the Kemper Money Market Portfolio.


To the extent permitted by state law, the Company reserves the right, from time to time, to credit an enhanced interest rate to certain initial and/or subsequent payments ("eligible payments") which are deposited into the Fixed Account under an Automatic Transfer Option (Dollar Cost Averaging election) that uses the Fixed Account as the source account from which automatic transfers are then processed. The following are not considered eligible payments: amounts transferred into the Fixed Account from the Variable Account and/or the Guarantee Period Accounts; amounts already in the Fixed Account at the time an eligible payment is deposited and amounts transferred to the Contract from another annuity contract issued by the Company. The Company reserves the right to extend the period of time that the enhanced rate will apply. For more information, please contact your financial representative or call 1-800-782-8380.

                                   APPENDIX B
                               PERFORMANCE TABLES
                       ALLMERICA FINANCIAL LIFE INSURANCE
                              AND ANNUITY COMPANY


                                    TABLE 1A
                  AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 1998
                         SINCE INCEPTION OF SUB-ACCOUNT
                (ASSUMING COMPLETE WITHDRAWAL OF THE INVESTMENT)


                                                                 FOR YEAR       SINCE
SUB-ACCOUNT INVESTING IN                        SUB-ACCOUNT       ENDED      INCEPTION OF
UNDERLYING PORTFOLIO                           INCEPTION DATE    12/31/98    SUB-ACCOUNT
---------------------------------------------  --------------  ------------  ------------
Kemper Aggressive Growth.....................       N/A            N/A           N/A
Kemper Technology Growth.....................       N/A            N/A           N/A
Kemper-Dreman Financial Services.............      5/4/98          N/A            -8.89%
Kemper Small Cap Growth......................     12/4/96             9.55%       20.40%
Kemper Small Cap Value.......................     11/13/96          -18.02%        0.84%
Kemper-Dreman High Return Equity.............      5/4/98          N/A            -4.19%
Kemper International.........................     11/13/96            1.73%        5.98%
Kemper International Growth and Income.......      5/5/98          N/A           -15.04%
Kemper Global Blue Chip......................     5/12/98          N/A            -7.02%
Kemper Growth................................     12/4/96             6.49%       13.19%
Kemper Contrarian Value......................     11/13/96           10.13%       20.92%
Kemper Blue Chip.............................      5/1/97             5.42%       10.27%
Kemper Value+Growth..........................     11/29/96           11.19%       16.59%
Kemper Horizon 20+...........................     12/5/96             4.78%       12.07%
Kemper Total Return..........................     11/29/96            6.50%       11.78%
Kemper Horizon 10+...........................     12/23/96            3.19%       10.09%
Kemper High Yield............................     11/13/96           -6.32%        2.90%
Kemper Horizon 5.............................     12/23/96            1.75%        7.35%
Kemper Global Income.........................      5/1/97             2.92%        3.44%
Kemper Investment Grade Bond.................     12/12/96            0.02%        4.60%
Kemper Government Securities.................     12/4/96            -0.78%        3.63%
Kemper Money Market..........................     11/20/96           -2.52%        1.51%
Scudder International........................      5/6/98          N/A            -7.32%
Scudder Global Discovery.....................      5/6/98          N/A           -10.16%
Scudder Capital Growth.......................     5/11/98          N/A            -0.45%
Scudder Growth and Income....................      5/1/98          N/A           -11.77%

                                    TABLE 1B
            SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 1998
                         SINCE INCEPTION OF SUB-ACCOUNT
        (ASSUMING NO WITHDRAWAL OF THE INVESTMENT AND NO CONTRACT FEES)



                                                                 FOR YEAR       SINCE
SUB-ACCOUNT INVESTING IN                        SUB-ACCOUNT       ENDED      INCEPTION OF
UNDERLYING PORTFOLIO                           INCEPTION DATE    12/31/98    SUB-ACCOUNT
---------------------------------------------  --------------  ------------  ------------
Kemper Aggressive Growth.....................       N/A            N/A           N/A
Kemper Technology Growth.....................       N/A            N/A           N/A
Kemper-Dreman Financial Services.............      5/4/98          N/A            -3.11%
Kemper Small Cap Growth......................     12/4/96            16.73%       22.67%
Kemper Small Cap Value.......................     11/13/96          -12.48%        3.41%
Kemper-Dreman High Return Equity.............      5/4/98          N/A             1.91%
Kemper International.........................     11/13/96            8.50%        8.67%
Kemper International Growth and Income.......      5/5/98          N/A            -9.67%
Kemper Global Blue Chip......................     5/12/98          N/A            -1.13%
Kemper Growth................................     12/4/96            13.51%       15.66%
Kemper Contrarian Value......................     11/13/96           17.61%       23.44%
Kemper Blue Chip.............................      5/1/97            12.27%       13.81%
Kemper Value+Growth..........................     11/29/96           18.51%       19.01%
Kemper Horizon 20+...........................     12/5/96            11.47%       14.27%
Kemper Total Return..........................     11/29/96           13.55%       14.28%
Kemper Horizon 10+...........................     12/23/96            9.79%       12.41%
Kemper High Yield............................     11/13/96            0.05%        5.62%
Kemper Horizon 5.............................     12/23/96            8.24%        9.69%
Kemper Global Income.........................      5/1/97             9.45%        6.76%
Kemper Investment Grade Bond.................     12/12/96            6.44%        6.96%
Kemper Government Securities.................     12/4/96             5.55%        5.90%
Kemper Money Market..........................     11/20/96            3.70%        3.71%
Scudder International........................      5/6/98          N/A            -1.45%
Scudder Global Discovery.....................      5/6/98          N/A            -4.47%
Scudder Capital Growth.......................     5/11/98          N/A             5.85%
Scudder Growth and Income....................      5/1/98          N/A            -6.17%

                                    TABLE 2A
                  AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 1998
                    SINCE INCEPTION OF UNDERLYING PORTFOLIO
                  (ASSUMING COMPLETE WITHDRAWAL OF INVESTMENT)


                                                                               10 YEARS
                                    UNDERLYING      FOR YEAR                  (OR SINCE
SUB-ACCOUNT INVESTING IN            PORTFOLIO        ENDED                   INCEPTION IF
UNDERLYING PORTFOLIO              INCEPTION DATE    12/31/98     5 YEARS        LESS)
--------------------------------  --------------  ------------  ---------  ----------------
Kemper Aggressive Growth........       N/A            N/A          N/A           N/A
Kemper Technology Growth........       N/A            N/A          N/A           N/A
Kemper-Dreman Financial
 Services.......................      5/4/98          N/A          N/A              -8.89%
Kemper Small Cap Growth.........      5/2/94             9.55%     N/A              22.00%
Kemper Small Cap Value..........      5/1/96           -18.02%     N/A               0.21%
Kemper-Dreman High Return
 Equity.........................      5/4/98          N/A          N/A              -4.19%
Kemper International............      1/6/92             1.73%      6.46%            8.60%
Kemper International Growth and
 Income.........................      5/5/98          N/A          N/A             -15.04%
Kemper Global Blue Chip.........      5/5/98          N/A          N/A              -8.78%
Kemper Growth...................     12/9/83             6.49%     14.53%           16.31%
Kemper Contrarian Value.........      5/1/96            10.13%     N/A              21.74%
Kemper Blue Chip................      5/1/97             5.42%     N/A              10.27%
Kemper Value+Growth.............      5/1/96            11.19%     N/A              19.37%
Kemper Horizon 20+..............      5/1/96             4.78%     N/A              15.29%
Kemper Total Return.............      4/6/82             6.50%     10.74%           12.44%
Kemper Horizon 10+..............      5/1/96             3.19%     N/A              11.68%
Kemper High Yield...............      4/6/82            -6.32%      5.80%            8.38%
Kemper Horizon 5................      5/1/96             1.75%     N/A               8.87%
Kemper Global Income............      5/1/97             2.92%     N/A               3.44%
Kemper Investment Grade Bond....      5/1/96             0.02%     N/A               4.40%
Kemper Government Securities....      9/3/87            -0.78%      4.69%            6.83%
Kemper Money Market.............      4/6/82            -2.52%      2.94%            3.89%
Scudder International...........      5/1/87             9.73%      8.33%           10.40%
Scudder Global Discovery........      5/1/96             7.95%     N/A               9.68%
Scudder Capital Growth..........     7/16/85            14.47%     16.52%           15.27%
Scudder Growth and Income.......      5/2/94            -0.91%     N/A              18.13%

                                    TABLE 2B
            SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 1998
                    SINCE INCEPTION OF UNDERLYING PORTFOLIO
          (ASSUMING NO WITHDRAWAL OF INVESTMENT AND NO CONTRACT FEES)



                                                                               10 YEARS
                                    UNDERLYING      FOR YEAR                  (OR SINCE
SUB-ACCOUNT INVESTING IN            PORTFOLIO        ENDED                   INCEPTION IF
UNDERLYING PORTFOLIO              INCEPTION DATE    12/31/98     5 YEARS        LESS)
--------------------------------  --------------  ------------  ---------  ----------------
Kemper Aggressive Growth........       N/A            N/A          N/A           N/A
Kemper Technology Growth........       N/A            N/A          N/A           N/A
Kemper-Dreman Financial
 Services.......................      5/4/98          N/A          N/A             -3.11%
Kemper Small Cap Growth.........      5/2/94            16.73%     N/A             22.50%
Kemper Small Cap Value..........      5/1/96           -12.48%     N/A              2.24%
Kemper-Dreman High Return
 Equity.........................      5/4/98          N/A          N/A              1.91%
Kemper International............      1/6/92             8.50%      7.32%           9.00%
Kemper International Growth and
 Income.........................      5/5/98          N/A          N/A             -9.67%
Kemper Global Blue Chip.........      5/5/98          N/A          N/A             -3.01%
Kemper Growth...................     12/9/83            13.51%     15.13%          16.47%
Kemper Contrarian Value.........      5/1/96            17.61%     N/A             23.56%
Kemper Blue Chip................      5/1/97            12.27%     N/A             13.81%
Kemper Value+Growth.............      5/1/96            18.51%     N/A             21.05%
Kemper Horizon 20+..............      5/1/96            11.47%     N/A             16.81%
Kemper Total Return.............      4/6/82            13.55%     11.39%          12.62%
Kemper Horizon 10+..............      5/1/96             9.79%     N/A             13.29%
Kemper High Yield...............      4/6/82             0.05%      6.69%           8.74%
Kemper Horizon 5................      5/1/96             8.24%     N/A             10.53%
Kemper Global Income............      5/1/97             9.45%     N/A              6.76%
Kemper Investment Grade Bond....      5/1/96             6.44%     N/A              6.21%
Kemper Government Securities....      9/3/87             5.55%      5.24%           6.87%
Kemper Money Market.............      4/6/82             3.70%      3.55%           3.96%
Scudder International...........      5/1/87            16.68%      8.77%          10.40%
Scudder Global Discovery........      5/1/96            14.78%     N/A             11.27%
Scudder Capital Growth..........     7/16/85            21.48%     16.84%          15.27%
Scudder Growth and Income.......      5/2/94             5.37%     N/A             18.48%

                                   APPENDIX C
                               PERFORMANCE TABLES
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY


                                    TABLE 1A
                  AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 1998
                         SINCE INCEPTION OF SUB-ACCOUNT
                (ASSUMING COMPLETE WITHDRAWAL OF THE INVESTMENT)


                                                               FOR YEAR         SINCE
SUB-ACCOUNT INVESTING IN                     SUB-ACCOUNT         ENDED      INCEPTION OF
UNDERLYING PORTFOLIO                        INCEPTION DATE     12/31/98      SUB-ACCOUNT
----------------------------------------  ------------------  -----------  ---------------
Kemper Aggressive Growth................         N/A              N/A            N/A
Kemper Technology Growth................         N/A              N/A            N/A
Kemper-Dreman Financial Services........         10/27/98         N/A               5.99%
Kemper Small Cap Growth.................         10/16/97          9.55%            7.07%
Kemper Small Cap Value..................         11/18/97         10.29%          -15.52%
Kemper-Dreman High Return Equity........         10/12/98         N/A               8.45%
Kemper International....................         10/16/97          1.86%           -3.66%
Kemper International Growth and
 Income.................................          12/9/98         N/A              -2.54%
Kemper Global Blue Chip.................         11/17/98         N/A              -2.00%
Kemper Growth...........................         10/16/97          6.56%            3.64%
Kemper Contrarian Value.................         10/14/97         10.29%           10.23%
Kemper Blue Chip........................           5/1/97          5.29%           10.13%
Kemper Value+Growth.....................         10/14/97         11.21%            6.01%
Kemper Horizon 20+......................         10/16/97          4.79%            2.95%
Kemper Total Return.....................         11/17/97          6.45%            7.60%
Kemper Horizon 10+......................         11/25/97          3.19%            5.17%
Kemper High Yield.......................         10/16/97         -6.22%           -4.41%
Kemper Horizon 5........................         11/10/97          1.75%            3.83%
Kemper Global Income....................           5/1/97          2.91%            3.43%
Kemper Investment Grade Bond............         12/11/97          0.01%            1.16%
Kemper Government Securities............         12/11/97         -0.79%            0.42%
Kemper Money Market.....................         12/29/97         -2.53%           -1.66%
Scudder International...................          8/28/98         N/A               3.40%
Scudder Global Discovery................         N/A              N/A            N/A
Scudder Capital Growth..................         10/28/98         N/A              10.19%
Scudder Growth and Income...............          8/28/98         N/A               3.70%

                                    TABLE 1B
            SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 1998
                         SINCE INCEPTION OF SUB-ACCOUNT
        (ASSUMING NO WITHDRAWAL OF THE INVESTMENT AND NO CONTRACT FEES)



                                                              FOR YEAR         SINCE
SUB-ACCOUNT INVESTING IN                     SUB-ACCOUNT       ENDED       INCEPTION OF
UNDERLYING PORTFOLIO                       INCEPTION DATE     12/31/98      SUB-ACCOUNT
-----------------------------------------  ---------------  ------------  ---------------
Kemper Aggressive Growth.................        N/A            N/A             N/A
Kemper Technology Growth.................        N/A            N/A             N/A
Kemper-Dreman Financial Services.........       10/27/98        N/A               12.70%
Kemper Small Cap Growth..................       10/16/97          16.73%          12.28%
Kemper Small Cap Value...................       11/18/97         -12.48%         -11.02%
Kemper-Dreman High Return Equity.........       10/12/98        N/A               15.31%
Kemper International.....................       10/16/97           8.50%           0.95%
Kemper International Growth and Income...        12/9/98        N/A                3.63%
Kemper Global Blue Chip..................       11/17/98        N/A                4.21%
Kemper Growth............................       10/16/97          13.51%           8.61%
Kemper Contrarian Value..................       10/14/97          17.61%          15.65%
Kemper Blue Chip.........................         5/1/97          12.27%          13.81%
Kemper Value+Growth......................       10/14/97          18.51%          11.23%
Kemper Horizon 20+.......................       10/16/97          11.47%           7.59%
Kemper Total Return......................       11/17/97          13.55%          13.40%
Kemper Horizon 10+.......................       11/25/97           9.79%          10.43%
Kemper High Yield........................       10/16/97           0.05%           0.39%
Kemper Horizon 5.........................       11/10/97           8.24%           8.81%
Kemper Global Income.....................         5/1/97           9.45%           6.76%
Kemper Investment Grade Bond.............       12/11/97           6.44%           6.51%
Kemper Government Securities.............       12/11/97           5.55%           5.65%
Kemper Money Market......................       12/29/97           3.67%           3.68%
Scudder International....................        8/28/98        N/A                9.94%
Scudder Global Discovery.................        N/A            N/A             N/A
Scudder Capital Growth...................       10/28/98        N/A               17.17%
Scudder Growth and Income................        8/28/98        N/A               10.26%

                                    TABLE 2A
                  AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 1998
                    SINCE INCEPTION OF UNDERLYING PORTFOLIO
                  (ASSUMING COMPLETE WITHDRAWAL OF INVESTMENT)


                                                                              10 YEARS
                                     UNDERLYING     FOR YEAR                 (OR SINCE
SUB-ACCOUNT INVESTING IN             PORTFOLIO       ENDED                  INCEPTION IF
UNDERLYING PORTFOLIO               INCEPTION DATE   12/31/98    5 YEARS        LESS)
---------------------------------  --------------  ----------  ---------  ----------------
Kemper Aggressive Growth.........       N/A           N/A         N/A           N/A
Kemper Technology Growth.........       N/A           N/A         N/A           N/A
Kemper-Dreman Financial
 Services........................      5/4/98         N/A         N/A              -8.88%
Kemper Small Cap Growth..........      5/2/94           9.55%     N/A              21.98%
Kemper Small Cap Value...........      5/1/96          10.29%     N/A               0.32%
Kemper-Dreman High Return
 Equity..........................      5/4/98         N/A         N/A              -4.16%
Kemper International.............      1/6/92           1.86%      6.66%            8.83%
Kemper International Growth and
 Income..........................      5/5/98         N/A         N/A             -15.04%
Kemper Global Blue Chip..........      5/5/98         N/A         N/A              -8.78%
Kemper Growth....................     12/9/83           6.56%     14.61%           16.36%
Kemper Contrarian Value..........      5/1/96          10.29%     N/A              21.91%
Kemper Blue Chip.................      5/1/97           5.29%     N/A              10.13%
Kemper Value+Growth..............      5/1/96          11.21%     N/A              19.41%
Kemper Horizon 20+...............      5/1/96           4.79%     N/A              15.30%
Kemper Total Return..............      4/6/82           6.45%     10.65%           12.39%
Kemper Horizon 10+...............      5/1/96           3.19%     N/A              11.67%
Kemper High Yield................      4/6/82          -6.22%      5.96%            8.52%
Kemper Horizon 5.................      5/1/96           1.75%     N/A               8.87%
Kemper Global Income.............      5/1/97           2.91%     N/A               3.43%
Kemper Investment Grade Bond.....      5/1/96           0.01%     N/A               4.38%
Kemper Government Securities.....      9/3/87          -0.79%      4.66%            6.80%
Kemper Money Market..............      4/6/82          -2.53%      2.94%            3.89%
Scudder International............      5/1/87         N/A         N/A              10.40%
Scudder Global Discovery.........      5/1/96           7.95%     N/A               9.68%
Scudder Capital Growth...........     7/16/85         N/A         N/A              15.27%
Scudder Growth and Income........      5/2/94          -0.90%     N/A              18.13%

                                    TABLE 2B
            SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 1998
                    SINCE INCEPTION OF UNDERLYING PORTFOLIO
          (ASSUMING NO WITHDRAWAL OF INVESTMENT AND NO CONTRACT FEES)


                                                                               10 YEARS
                                    UNDERLYING      FOR YEAR                  (OR SINCE
SUB-ACCOUNT INVESTING IN            PORTFOLIO        ENDED                   INCEPTION IF
UNDERLYING PORTFOLIO              INCEPTION DATE    12/31/98     5 YEARS        LESS)
--------------------------------  --------------  ------------  ---------  ----------------
Kemper Aggressive Growth........       N/A            N/A          N/A           N/A
Kemper Technology Growth........       N/A            N/A          N/A           N/A
Kemper-Dreman Financial
 Services.......................      5/4/98          N/A          N/A             -3.11%
Kemper Small Cap Growth.........      5/2/94            16.73%     N/A             22.50%
Kemper Small Cap Value..........      5/1/96           -12.48%     N/A              2.22%
Kemper-Dreman High Return
 Equity.........................      5/4/98          N/A          N/A              1.91%
Kemper International............      1/6/92             8.50%      7.32%           9.00%
Kemper International Growth and
 Income.........................      5/5/98          N/A          N/A             -9.66%
Kemper Global Blue Chip.........      5/5/98          N/A          N/A             -2.99%
Kemper Growth...................     12/9/83            13.51%     15.13%          16.47%
Kemper Contrarian Value.........      5/1/96            17.61%     N/A             23.55%
Kemper Blue Chip................      5/1/97            12.27%     N/A             13.81%
Kemper Value+Growth.............      5/1/96            18.51%     N/A             21.05%
Kemper Horizon 20+..............      5/1/96            11.47%     N/A             16.81%
Kemper Total Return.............      4/6/82            13.55%     11.39%          12.62%
Kemper Horizon 10+..............      5/1/96             9.79%     N/A             13.29%
Kemper High Yield...............      4/6/82             0.05%      6.69%           8.74%
Kemper Horizon 5................      5/1/96             8.24%     N/A             10.53%
Kemper Global Income............      5/1/97             9.45%     N/A              6.76%
Kemper Investment Grade Bond....      5/1/96             6.44%     N/A              6.21%
Kemper Government Securities....      9/3/87             5.55%      5.24%           6.87%
Kemper Money Market.............      4/6/82             3.67%      3.55%           3.96%
Scudder International...........      5/1/87            16.68%      8.77%          10.40%
Scudder Global Discovery........      5/1/96          N/A          N/A           N/A
Scudder Capital Growth..........     7/16/85            21.52%     16.85%          15.27%
Scudder Growth and Income.......      5/2/94             5.37%     N/A             18.48%

                                   APPENDIX D
               SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT

PART 1: SURRENDER CHARGES

FULL SURRENDER

Assume a Payment of $50,000 is made on the issue date and no additional payments are made. Assume there are no withdrawals and that the Withdrawal Without Surrender Charge amount is equal to the greater of 15% of the current Accumulated Value or the accumulated earnings in the Contract. The table below presents examples of the surrender charge resulting from a full surrender of the Owners' Contract, based on hypothetical Accumulated Values.

                 HYPOTHETICAL       FREE           SURRENDER
    ACCOUNT       ACCUMULATED    WITHDRAWAL         CHARGE         SURRENDER
     YEAR            VALUE         AMOUNT         PERCENTAGE         CHARGE
---------------  -------------  -------------  -----------------  ------------
           1     $   54,000.00  $    8,100.00             7%      $   3,213.00
           2         58,320.00       8,748.00             6%          2,974.32
           3         62,985.60      12,985.60             5%          2,500.00
           4         68,024.45      18,024.45             4%          2,000.00
           5         73,466.40      23,466.40             3%          1,500.00
           6         79,343.72      29,343.72             2%          1,000.00
           7         85,691.21      35,691.21             0%              0.00

WITHDRAWAL

Assume a Payment of $50,000 is made on the issue date and no additional payments are made. Assume that the Withdrawal Without Surrender Charge amount is equal to the greater of 15% of the current Accumulated Value or the accumulated earnings in the contract and there are withdrawals as detailed below. The table below presents examples of the surrender charge resulting from withdrawals from the Owners' Contract, based on hypothetical Accumulated Values.

                 HYPOTHETICAL                      FREE           SURRENDER
    ACCOUNT       ACCUMULATED                   WITHDRAWAL         CHARGE         SURRENDER
     YEAR            VALUE       WITHDRAWAL       AMOUNT         PERCENTAGE        CHARGE
---------------  -------------  -------------  -------------  -----------------  -----------
           1     $   54,000.00  $        0.00  $    8,100.00             7%       $    0.00
           2         58,320.00           0.00       8,748.00             6%            0.00
           3         62,985.60           0.00      12,985.60             5%            0.00
           4         68,024.45      30,000.00      18,024.45             4%          479.02
           5         41,066.40      10,000.00       6,159.96             3%          115.20
           6         33,551.72       5,000.00       5,032.76             2%            0.00
           7         30,835.85      10,000.00       4,625.38             0%            0.00

PART 2: MARKET VALUE ADJUSTMENT

The market value factor is: [(1+i)/(1+j)] to the power of n/365-1

The following examples assume:

  1. The payment was allocated to a ten-year Guarantee Period Account with a Guaranteed Interest Rate of 8%.

  2. The date of surrender is seven years (2,555 days) from the expiration date.

  3. The value of the Guarantee Period Account is equal to $62,985.60 at the end of three years.

  4. No transfers or withdrawals affecting this Guarantee Period Account have been made.

  5. Surrender charges, if any, are calculated in the same manner as shown in the examples in Part 1.

NEGATIVE MARKET VALUE ADJUSTMENT (UNCAPPED)

Assume that on the date of surrender, the current rate (j) is 10.00% or 0.10

The market value factor = [(1+i)/(1+j)] to the power of n/365-1
                     = [(1+.08)/(1+.10)] to the power of 2555/365-1
                     = (.98182) to the power of 7-1
                     = -.12054

The market value adjustment = the market value factor multiplied by the withdrawal

                      = -.12054X$62,985.60
                     = -$7,592.11

POSITIVE MARKET VALUE ADJUSTMENT (UNCAPPED)

Assume that on the date of surrender, the current rate (j) is 7.00% or 0.07

The market value factor = [(1+i)/(1+j)]
                     to the power of n/365-1
                     = [(1+.08)/(1+.07)] to the power of 2555/365-1
                     = (1.0093) to the power of 7-1
                     = .06694

The market value adjustment=the market value factor multiplied by the withdrawal

                      = .06694 X $62,985.60
                     = $4,216.26

NEGATIVE MARKET VALUE ADJUSTMENT (CAPPED)

Assume that on the date of surrender, the current rate (j) is 11.00% or 0.11

The market value factor = [(1+i)/(1+j)] to the power of n/365-1
                     = [(1+.08)/(1+.11)] to the power of 2555/365-1
                     = (.97297) to the power of 7-1
                     = -.17454

The market value adjustment = Minimum of the market value factor multiplied by the withdrawal or the negative of the excess interest earned over 3%

                      = Minimum of (-.17454X$62,985.60 or -$8,349.25)
                     = Minimum of (-$10,993.51 or -$8,349.25)
                     = -$8,349.25

POSITIVE MARKET VALUE ADJUSTMENT (CAPPED)

Assume that on the date of surrender, the current rate (j) is 6.00% or 0.06

The market value factor = [(1+i)/(1+j)]n/365-1
                     = [(1+.08)/(1+.06)]2555/365-1
                     = (1.01887)7-1
                     = .13981

The market value adjustment = Minimum of the market value factor multiplied by the withdrawal or the excess interest earned over
                              3%

The market value factor = Minimum of (.13981X$62,985.60 or $8,349.25)
                     = Minimum of ($8,806.02 or $8,349.25)
                     = $8,349.25

                                   APPENDIX E
                               THE DEATH BENEFIT

PART 1: DEATH OF THE ANNUITANT

DEATH BENEFIT ASSUMING NO WITHDRAWALS

Assume a Payment of $50,000 is made on the issue date and no additional payments are made. Assume there are no withdrawals and that the Death Benefit Effective Annual Yield is equal to 5%. The table below presents examples of the Death Benefit based on the hypothetical Accumulated Values.

           HYPOTHETICAL   HYPOTHETICAL
            ACCUMULATED   MARKET VALUE      DEATH        DEATH        DEATH      HYPOTHETICAL
  YEAR         VALUE       ADJUSTMENT    BENEFIT (A)  BENEFIT (B)  BENEFIT (C)  DEATH BENEFIT
---------  -------------  -------------  -----------  -----------  -----------  --------------
    1       $ 53,000.00     $    0.00    $ 53,000.00  $ 52,500.00  $ 50,000.00   $  53,000.00
    2         53,530.00        500.00      54,030.00    55,125.00    53,000.00      55,125.00
    3         58,883.00          0.00      58,883.00    57,881.25    55,125.00      58,883.00
    4         52,994.70        500.00      53,494.70    60,775.31    58,883.00      60,775.31
    5         58,294.17          0.00      58,294.17    63,814.08    60,775.31      63,814.08
    6         64,123.59        500.00      64,623.59    67,004.78    63,814.08      67,004.78
    7         70,535.95          0.00      70,535.95    70,355.02    67,004.78      70,535.95
    8         77,589.54        500.00      78,089.54    73,872.77    70,535.95      78,089.54
    9         85,348.49          0.00      85,348.49    77,566.41    78,089.54      85,348.49
   10         93,883.34          0.00      93,883.34    81,444.73    85,348.49      93,883.34

Death Benefit (a) is the Accumulated Value increased by any positive Market Value Adjustment.

Death Benefit (b) is the gross payments accumulated daily at the Death Benefit Effective Annual Yield of 5%, reduced proportionately to reflect withdrawals.

Death Benefit (c) is the death benefit that would have been payable on the most recent Contract anniversary, increased for subsequent payments, and decreased proportionately for subsequent withdrawals.

The Hypothetical Death Benefit is equal to the greatest of Death Benefits (a),
(b), or (c).

DEATH BENEFIT ASSUMING WITHDRAWALS

Assume a Payment of $50,000 is made on the issue date and no additional payments are made. Assume there are withdrawals as detailed in the table below and that the Death Benefit Effective Annual Yield is equal to 5%. The table below presents examples of the Death Benefit based on the hypothetical Accumulated Values.

           HYPOTHETICAL                 HYPOTHETICAL
CONTRACT    ACCUMULATED     PARTIAL     MARKET VALUE       DEATH
  YEAR         VALUE       WITHDRAWAL    ADJUSTMENT     BENEFIT (A)
---------  -------------  ------------  -------------  --------------
    1       $ 53,000.00    $     0.00    $      0.00    $  53,000.00
    2         53,530.00          0.00         500.00       54,030.00
    3          3,883.00     50,000.00           0.00        3,883.00
    4          3,494.70          0.00         500.00        3,994.70
    5          3,844.17          0.00           0.00        3,844.17
    6          4,228.59          0.00         500.00        4,728.59
    7          4,651.45          0.00           0.00        4,651.45
    8          5,116.59          0.00         500.00        5,616.59
    9          5,628.25          0.00           0.00        5,628.25
   10            691.07      5,000.00           0.00          691.07

CONTRACT                     DEATH          DEATH       HYPOTHETICAL
  YEAR                    BENEFIT (B)    BENEFIT (C)   DEATH BENEFIT
---------                 ------------  -------------  --------------
    1                      $52,500.00    $ 50,000.00    $  53,000.00
    2                       55,125.00      53,000.00       55,125.00
    3                        4,171.13       3,972.50        4,171.13
    4                        4,379.68       4,171.13        4,379.68
    5                        4,598.67       4,379.68        4,598.67
    6                        4,828.60       4,598.67        4,828.60
    7                        5,070.03       4,828.60        5,070.03
    8                        5,323.53       5,070.03        5,616.69
    9                        5,589.71       5,616.69        5,628.25
   10                          712.70         683.44          712.70

Death Benefit (a) is the Accumulated Value increased by any positive Market Value Adjustment.

Death Benefit (b) is the gross payments accumulated daily at the Death Benefit Effective Annual Yield reduced proportionately to reflect withdrawals.

Death Benefit (c) is the death benefit that would have been payable on the most recent Contract anniversary, increased for subsequent payments, and decreased proportionately for subsequent withdrawals.

The Hypothetical Death Benefit is equal to the greatest of Death Benefits (a),
(b), or (c).

PART 2: DEATH OF THE OWNER WHO IS NOT THE ANNUITANT

Assume a Payment of $50,000 is made on the issue date and no additional Payments are made. Assume there are no withdrawals. The table below presents examples of the Death Benefit based on the hypothetical Accumulated Values.

           HYPOTHETICAL   HYPOTHETICAL
CONTRACT    ACCUMULATED   MARKET VALUE    HYPOTHETICAL
  YEAR         VALUE       ADJUSTMENT    DEATH BENEFIT
---------  -------------  -------------  --------------
    1       $ 53,000.00     $    0.00     $  53,000.00
    2         53,530.00        500.00        54,030.00
    3         58,883.00          0.00        58,883.00
    4         52,994.70        500.00        53,494.70
    5         58,294.17          0.00        58,294.17
    6         64,123.59        500.00        64,623.59
    7         70,535.95          0.00        70,535.95
    8         77,589.54        500.00        78,089.54
    9         85,348.49          0.00        85,348.49
   10         93,883.34          0.00        93,883.34

The hypothetical Death Benefit is the Accumulated Value increased by any positive Market Value Adjustment.

                                   APPENDIX F


                        CONDENSED FINANCIAL INFORMATION
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              SEPARATE ACCOUNT KG


SUB-ACCOUNT                                               1998       1997       1996
-----------------------------------------------------  ----------  ---------  ---------
KEMPER-DREMAN FINANCIAL SERVICES PORTFOLIO
Unit Value $:
    Beginning of Period..............................       0.000        N/A        N/A
    End of Period....................................       0.969        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands)..........................................      12,487        N/A        N/A
KEMPER SMALL CAP GROWTH PORTFOLIO
Unit Value $:
    Beginning of Period..............................       1.309      0.989      1.000
    End of Period....................................       1.528      1.309      0.989
Number of Units Outstanding at End of Period (in
 thousands)..........................................      34,993     16,339        210
KEMPER SMALL CAP VALUE PORTFOLIO
Unit Value $:
    Beginning of Period..............................       1.227      1.022      1.000
    End of Period....................................       1.074      1.227      1.022
Number of Units Outstanding at End of Period (in
 thousands)..........................................      49,408     29,597        314
KEMPER-DREMAN HIGH RETURN EQUITY PORTFOLIO
Unit Value $:
    Beginning of Period..............................       0.000        N/A        N/A
    End of Period....................................       1.019        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands)..........................................      45,758        N/A        N/A
KEMPER INTERNATIONAL PORTFOLIO
Unit Value $:
    Beginning of Period..............................       1.100      1.019      1.000
    End of Period....................................       1.194      1.100      1.019
Number of Units Outstanding at End of Period (in
 thousands)..........................................      46,830      0,789        360

                        CONDENSED FINANCIAL INFORMATION
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              SEPARATE ACCOUNT KG

SUB-ACCOUNT                                               1998       1997       1996
-----------------------------------------------------  ----------  ---------  ---------
KEMPER INTERNATIONAL GROWTH AND INCOME PORTFOLIO
Unit Value $:
    Beginning of Period..............................       0.000        N/A        N/A
    End of Period....................................       0.903        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands)..........................................       2,218        N/A        N/A
KEMPER GLOBAL BLUE CHIP PORTFOLIO
Unit Value $:
    Beginning of Period..............................       0.000        N/A        N/A
    End of Period....................................       0.989        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands)..........................................       2,382        N/A        N/A
KEMPER GROWTH PORTFOLIO
Unit Value $:
    Beginning of Period..............................       1.191      0.995      1.000
    End of Period....................................       1.352      1.191      0.995
Number of Units Outstanding at End of Period (in
 thousands)..........................................      56,608      4,186        370
KEMPER CONTRARIAN VALUE PORTFOLIO
Unit Value $:
    Beginning of Period..............................       1.332      1.036      1.000
    End of Period....................................       1.566      1.332      1.036
Number of Units Outstanding at End of Period (in
 thousands)..........................................      90,048      3,634        317
KEMPER BLUE CHIP PORTFOLIO
Unit Value $:
    Beginning of Period..............................       1.105          0        N/A
    End of Period....................................       1.241      1.105        N/A
Number of Units Outstanding at End of Period (in
 thousands)..........................................      49,320      3,179        N/A
KEMPER VALUE+GROWTH PORTFOLIO
Unit Value $:
    Beginning of Period..............................       1.213      0.981      1.000
    End of Period....................................       1.438      1.213      0.981
Number of Units Outstanding at End of Period (in
 thousands)..........................................      64,931      0,946        197

                        CONDENSED FINANCIAL INFORMATION
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              SEPARATE ACCOUNT KG

SUB-ACCOUNT                                               1998       1997       1996
-----------------------------------------------------  ----------  ---------  ---------
KEMPER HORIZON 20+ PORTFOLIO
Unit Value $:
    Beginning of Period..............................       1.183      0.995      1.000
    End of Period....................................       1.318      1.183      0.995
Number of Units Outstanding at End of Period (in
 thousands)..........................................      19,538      7,768        226
KEMPER TOTAL RETURN PORTFOLIO
Unit Value $:
    Beginning of Period..............................       1.164      0.984      1.000
    End of Period....................................       1.321      1.164      0.984
Number of Units Outstanding at End of Period (in
 thousands)..........................................      85,265      1,284        353
KEMPER HORIZON 10+ PORTFOLIO
Unit Value $:
    Beginning of Period..............................       1.154      1.002      1.000
    End of Period....................................       1.267      1.154      1.002
Number of Units Outstanding at End of Period (in
 thousands)..........................................      28,551      0,199         39
KEMPER HIGH YIELD PORTFOLIO
Unit Value $:
    Beginning of Period..............................       1.123      1.020      1.000
    End of Period....................................       1.124      1.123      1.020
Number of Units Outstanding at End of Period (in
 thousands)..........................................     132,619      4,634        941
KEMPER HORIZON 5 PORTFOLIO
Unit Value $:
    Beginning of Period..............................       1.114      1.002      1.000
    End of Period....................................       1.206      1.114      1.002
Number of Units Outstanding at End of Period (in
 thousands)..........................................      19,335      7,888         53
KEMPER GLOBAL INCOME PORTFOLIO
Unit Value $:
    Beginning of Period..............................       1.019          0        N/A
    End of Period....................................       1.115      1.019        N/A
Number of Units Outstanding at End of Period (in
 thousands)..........................................       2,760      1,317        N/A

                        CONDENSED FINANCIAL INFORMATION
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              SEPARATE ACCOUNT KG

SUB-ACCOUNT                                               1998       1997       1996
-----------------------------------------------------  ----------  ---------  ---------
KEMPER INVESTMENT GRADE BOND PORTFOLIO
Unit Value $:
  Beginning of Period................................       1.079      1.003      1.000
    End of Period....................................       1.148      1.079      1.003
Number of Units Outstanding at End of Period (in
 thousands)..........................................      29,010      8,255         22
KEMPER GOVERNMENT SECURITIES PORTFOLIO
Unit Value $:
    Beginning of Period..............................       1.067      0.993      1.000
    End of Period....................................       1.126      1.067      0.993
Number of Units Outstanding at End of Period (in
 thousands)..........................................      28,997      7,815        498
KEMPER MONEY MARKET PORTFOLIO
Unit Value $:
    Beginning of Period..............................       1.042      1.004      1.000
    End of Period....................................       1.080      1.042      1.004
Number of Units Outstanding at End of Period (in
 thousands)..........................................      28,692      5,760      1,904
SCUDDER INTERNATIONAL PORTFOLIO
Unit Value $:
    Beginning of Period..............................       0.000        N/A        N/A
    End of Period....................................       0.986        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands)..........................................       4,592        N/A        N/A
SCUDDER GLOBAL DISCOVERY PORTFOLIO
Unit Value $:
    Beginning of Period..............................       0.000        N/A        N/A
    End of Period....................................       0.955        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands)..........................................       2,770        N/A        N/A
SCUDDER CAPITAL GROWTH PORTFOLIO
Unit Value $:
    Beginning of Period..............................       0.000        N/A        N/A
    End of Period....................................       1.059        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands)..........................................       4,396        N/A        N/A

                        CONDENSED FINANCIAL INFORMATION
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              SEPARATE ACCOUNT KG

SUB-ACCOUNT                                               1998       1997       1996
-----------------------------------------------------  ----------  ---------  ---------
SCUDDER GROWTH AND INCOME PORTFOLIO
Unit Value $:
    Beginning of Period..............................       0.000        N/A        N/A
    End of Period....................................       0.938        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands)..........................................      11,424        N/A        N/A

                        CONDENSED FINANCIAL INFORMATION
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT KG


SUB-ACCOUNT                                                          1998       1997
-----------------------------------------------------------------  ---------  ---------
KEMPER-DREMAN FINANCIAL SERVICES PORTFOLIO
Unit Value $:
  Beginning of Period............................................      0.000        N/A
  End of Period..................................................      1.127        N/A
Number of Units Outstanding at End of Period (in thousands)......         51        N/A
KEMPER SMALL CAP GROWTH PORTFOLIO
Unit Value $:
    Beginning of Period..........................................      0.985          0
    End of Period................................................      1.150      0.985
Number of Units Outstanding at End of Period (in thousands)......        232         18
KEMPER SMALL CAP VALUE PORTFOLIO
Unit Value $:
    Beginning of Period..........................................      1.003          0
    End of Period................................................      0.878      1.003
Number of Units Outstanding at End of Period (in thousands)......        707         52
KEMPER-DREMAN HIGH RETURN EQUITY PORTFOLIO
Unit Value $:
    Beginning of Period..........................................      0.000        N/A
    End of Period................................................      1.153        N/A
Number of Units Outstanding at End of Period (in thousands)......        450        N/A
KEMPER INTERNATIONAL PORTFOLIO
Unit Value $:
    Beginning of Period..........................................      0.932          0
    End of Period................................................      1.012      0.932
Number of Units Outstanding at End of Period (in thousands)......        377         48
KEMPER INTERNATIONAL GROWTH AND INCOME PORTFOLIO
Unit Value $:
    Beginning of Period..........................................      0.000        N/A
    End of Period................................................      1.036        N/A
Number of Units Outstanding at End of Period (in thousands)......          5        N/A

                        CONDENSED FINANCIAL INFORMATION
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT KG


SUB-ACCOUNT                                                          1998       1997
-----------------------------------------------------------------  ---------  ---------
KEMPER GLOBAL BLUE CHIP PORTFOLIO
Unit Value $:
    Beginning of Period..........................................      0.000        N/A
    End of Period................................................      1.042        N/A
Number of Units Outstanding at End of Period (in thousands)......         50        N/A
KEMPER GROWTH PORTFOLIO
Unit Value $:
    Beginning of Period..........................................      0.973          0
    End of Period................................................      1.105      0.973
Number of Units Outstanding at End of Period (in thousands)......        512         16
KEMPER CONTRARIAN VALUE PORTFOLIO
Unit Value $:
    Beginning of Period..........................................      1.014          0
    End of Period................................................      1.193      1.014
Number of Units Outstanding at End of Period (in thousands)......      1,914        174
KEMPER BLUE CHIP PORTFOLIO
Unit Value $:
    Beginning of Period..........................................      1.105          0
    End of Period................................................      1.241      1.105
Number of Units Outstanding at End of Period (in thousands)......        931         43
KEMPER VALUE+GROWTH PORTFOLIO
Unit Value $:
    Beginning of Period..........................................      0.960          0
    End of Period................................................      1.138      0.960
Number of Units Outstanding at End of Period (in thousands)......      1,081        125
KEMPER HORIZON 20+ PORTFOLIO
Unit Value $:
    Beginning of Period..........................................      0.980          0
    End of Period................................................      1.092      0.980
Number of Units Outstanding at End of Period (in thousands)......         35          5

                        CONDENSED FINANCIAL INFORMATION
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT KG


SUB-ACCOUNT                                                          1998       1997
-----------------------------------------------------------------  ---------  ---------
KEMPER TOTAL RETURN PORTFOLIO
Unit Value $:
    Beginning of Period..........................................      1.014          0
    End of Period................................................      1.151      1.014
Number of Units Outstanding at End of Period (in thousands)......      1,222         42
KEMPER HORIZON 10+ PORTFOLIO
Unit Value $:
    Beginning of Period..........................................      1.016          0
    End of Period................................................      1.115      1.016
Number of Units Outstanding at End of Period (in thousands)......        789         21
KEMPER HIGH YIELD PORTFOLIO
Unit Value $:
    Beginning of Period..........................................      1.004          0
    End of Period................................................      1.005      1.004
Number of Units Outstanding at End of Period (in thousands)......      2,121         75
KEMPER HORIZON 5 PORTFOLIO
Unit Value $:
    Beginning of Period..........................................      1.017          0
    End of Period................................................      1.101      1.017
Number of Units Outstanding at End of Period (in thousands)......        643         81
KEMPER GLOBAL INCOME PORTFOLIO
Unit Value $:
    Beginning of Period..........................................      1.019          0
    End of Period................................................      1.115      1.019
Number of Units Outstanding at End of Period (in thousands)......         26         11
KEMPER INVESTMENT GRADE BOND PORTFOLIO
Unit Value $:
    Beginning of Period..........................................      1.004          0
    End of Period................................................      1.069      1.004
Number of Units Outstanding at End of Period (in thousands)......        404         21

                        CONDENSED FINANCIAL INFORMATION
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT KG


SUB-ACCOUNT                                                          1998       1997
-----------------------------------------------------------------  ---------  ---------
KEMPER GOVERNMENT SECURITIES PORTFOLIO
Unit Value $:
    Beginning of Period..........................................      1.004          0
    End of Period................................................      1.060      1.004
Number of Units Outstanding at End of Period (in thousands)......        971         21
KEMPER MONEY MARKET PORTFOLIO
Unit Value $:
    Beginning of Period..........................................      1.000          0
    End of Period................................................      1.037      1.000
Number of Units Outstanding at End of Period (in thousands)......        772          5
SCUDDER INTERNATIONAL PORTFOLIO
Unit Value $:
    Beginning of Period..........................................      0.000        N/A
    End of Period................................................      1.099        N/A
Number of Units Outstanding at End of Period (in thousands)......        201        N/A
SCUDDER GLOBAL DISCOVERY PORTFOLIO
Unit Value $:
    Beginning of Period..........................................      0.000        N/A
    End of Period................................................      1.000        N/A
Number of Units Outstanding at End of Period (in thousands)......          0        N/A
SCUDDER CAPITAL GROWTH PORTFOLIO
Unit Value $:
    Beginning of Period..........................................      0.000        N/A
    End of Period................................................      1.172        N/A
Number of Units Outstanding at End of Period (in thousands)......        143        N/A
SCUDDER GROWTH AND INCOME PORTFOLIO
Unit Value $:
    Beginning of Period..........................................      0.000        N/A
    End of Period................................................      1.103        N/A
Number of Units Outstanding at End of Period (in thousands)......        411        N/A



No information is shown above for Sub-Accounts that commenced operations after December 31, 1998.

                  FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                        STATEMENT OF ADDITIONAL INFORMATION

                                         OF

   FLEXIBLE PAYMENT DEFERRED VARIABLE AND FIXED ANNUITY CONTRACTS FUNDED THROUGH

                                  SUB-ACCOUNTS OF

                                SEPARATE ACCOUNT KG

                 INVESTING IN SHARES OF KEMPER VARIABLE SERIES AND
                       SCUDDER VARIABLE LIFE INVESTMENT FUND




THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE ABOVE SUB-ACCOUNTS OF SEPARATE ACCOUNT KG (KEMPER GATEWAY ELITE) DATED MAY 1, 1999 ("THE PROSPECTUS"). THE PROSPECTUS MAY BE OBTAINED FROM ANNUITY CLIENT SERVICES, FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653, TELEPHONE 1-800-782-8380.

                                 DATED MAY 1, 1999



FAFLIC Kemper Gateway Elite

                                 TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY. . . . . . . . . . . . . . . . . . . . . . . . 2

TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT AND THE
     COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

UNDERWRITERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

ANNUITY BENEFIT PAYMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

EXCHANGE OFFER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

TAX-DEFERRED ACCUMULATION. . . . . . . . . . . . . . . . . . . . . . . . . . .10

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-1


                          GENERAL INFORMATION AND HISTORY

Separate Account KG (the "Variable Account") is a separate investment account of First Allmerica Financial Life Insurance Company (the "Company") authorized by vote of its Board of Directors on June 13, 1996. The Company, organized under the laws of Massachusetts in 1844, is among the five oldest life insurance companies in America. As of December 31, 1998, the Company and its subsidiaries had over $27 billion in combined assets and over $48 billion in life insurance in force. Effective October 16, 1995, the Company converted from a mutual life insurance company, known as State Mutual Life Assurance Company of America, to a stock life insurance company and adopted its present name. At that time, the Company became a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). The Company's principal office (the "Principal Office") is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone 508-855-1000.


The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.


Currently, 26 Sub-Accounts of the Variable Account are available under the Contract. Each Sub-Account invests in a corresponding investment portfolio of Kemper Variable Series ("KVS") or Scudder Variable Life Investment Fund ("Scudder VLIF"), open-end, registered management investment companies. Twenty-two different portfolios of KVS are available under the Contract: the Kemper Aggressive Growth Portfolio, Kemper Technology Growth Portfolio, Kemper-Dreman Financial Services Portfolio, Kemper Small Cap Growth Portfolio, Kemper Small Cap Value Portfolio, Kemper-Dreman High Return Equity Portfolio, Kemper International Portfolio, Kemper International Growth and Income Portfolio, Kemper Global Blue Chip Portfolio, Kemper Growth Portfolio, Kemper Contrarian Value Portfolio, Kemper Blue Chip Portfolio, Kemper Value+Growth Portfolio, Kemper Horizon 20+ Portfolio, Kemper Total Return Portfolio, Kemper Horizon 10+ Portfolio, Kemper High Yield Portfolio, Kemper Horizon 5 Portfolio,

Kemper Global Income Portfolio, Kemper Investment Grade Bond Portfolio, Kemper Government Securities Portfolio, and Kemper Money Market Portfolio. Four portfolios of Scudder VLIF are available under the Contract: the Scudder International Portfolio, Scudder Global Discovery Portfolio, Scudder Capital Growth Portfolio, and Scudder Growth and Income Portfolio (together, the "Underlying Portfolios"). Each Underlying Portfolio available under the Contract has its own investment objectives and certain attendant risks.


                       TAXATION OF THE CONTRACT, THE VARIABLE
                              ACCOUNT AND THE COMPANY

The Company currently imposes no charge for taxes payable in connection with the Contract, other than for state and local premium taxes and similar assessments when applicable. The Company reserves the right to impose a charge for any other taxes that may become payable in the future in connection with the Contract or the Variable Account.

The Variable Account is considered to be a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under subchapter L of the Internal Revenue Code (the "Code"), and files a consolidated tax return with its affiliated companies.

The Company reserves the right to make a charge for any effect which the income, assets or existence of the Contract or the Variable Account may have upon its tax. Such charge for taxes, if any, will be assessed on a fair and equitable basis in order to preserve equity among classes of Contract Owners ("Owners"). The Variable Account presently is not subject to tax.

                                      SERVICES

CUSTODIAN OF SECURITIES. The Company serves as custodian of the assets of the Variable Account. Underlying Portfolio shares owned by the Sub-Accounts are held on an open account basis. A Sub-Account's ownership of Underlying Portfolio shares is reflected on the records of the Underlying Portfolio and is not represented by any transferable stock certificates.


EXPERTS. The financial statements of the Company as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998, and the financial statements of Separate Account KG of the Company as of December 31, 1998 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Contract.

                                    UNDERWRITERS

Allmerica Investments, Inc. ("Allmerica Investments"), a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD"), serves as principal underwriter and general distributor for the Contract pursuant to a contract with Allmerica Investments, the Company and the Variable Account. Allmerica Investments distributes the Contract on a best-efforts basis. Allmerica Investments, Inc., 440 Lincoln Street, Worcester, Massachusetts 01653, was organized in 1969 as a wholly owned subsidiary of First Allmerica, and presently is indirectly wholly owned by First Allmerica.

The Contract offered by this Prospectus is offered continuously, and may be purchased from certain independent broker-dealers which are NASD members and whose representatives are authorized by applicable law to sell variable annuity contracts.

All persons selling the Contract are required to be licensed by their respective state insurance authorities for the sale of variable annuity contracts. The Company pays commissions, not to exceed 6.5% of purchase payments, to entities which sell the Contract. To the extent permitted by NASD rules, promotional incentives or payments also may be provided to such entities based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract, including the recruitment and training of personnel, production of promotional literature and similar services. A Promotional Allowance of 1.0% of total payments is paid to Kemper Distributors, Inc. for administrative and support services with respect to the distribution of the Contract; however, Kemper Distributors, Inc. may direct the Company to pay a portion of said allowance to broker-dealers who provide support services directly.

Commissions paid by the Company do not result in any charge to Owners or to the Variable Account in addition to the charges described under "CHARGES AND DEDUCTIONS" in the Prospectus. The Company intends to recoup the commission and other sales expense through a combination of anticipated surrender, withdrawal and/or annuitization charges, profits from the Company's general account, including the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company, and the profit, if any, from the mortality and expense risk charge.


No commissions were paid to Allmerica Investments, Inc. during 1997 and 1998. Sales of these contracts began in 1997.


                              ANNUITY BENEFIT PAYMENTS

The method by which the Accumulated Value under the Contract is determined is described in detail under "Computation of Values" in the Prospectus.

ILLUSTRATION OF ACCUMULATION UNIT CALCULATION USING HYPOTHETICAL EXAMPLE. The Accumulation Unit calculation for a daily Valuation Period may be illustrated by the following hypothetical example: Assume that the assets of a Sub-Account at the beginning of a one-day Valuation Period were $5,000,000; that the value of an Accumulation Unit on the previous date was $1.135000; and that during the Valuation Period, the investment income and net realized and unrealized capital gains exceed net realized and unrealized capital losses by $1,675. The Accumulation Unit Value at the end of the current Valuation Period would be calculated as follows:

(1)  Accumulation Unit Value -- Previous Valuation Period. . . . . . . . . . . . . . . . . . .$ 1.135000

(2)  Value of Assets -- Beginning of Valuation Period. . . . . . . . . . . . . . . . . . . . .$5,000,000

(3)  Excess of Investment Income and Net Gains Over Capital Losses . . . . . . . . . . . . . . . .$1,675

(4)  Adjusted Gross Investment Rate for the Valuation Period (3) divided by (2). . . . . . . . .0.000335

(5)  Annual Charge (one-day equivalent of 1.40% per annum) . . . . . . . . . . . . . . . . . . .0.000039

(6)  Net Investment Rate (4) - (5) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .0.000296

(7)  Net Investment Factor 1.000000 + (6). . . . . . . . . . . . . . . . . . . . . . . . . . . .1.000296

(8)  Accumulation Unit Value -- Current Period (1) x (7) . . . . . . . . . . . . . . . . . . .$ 1.135336

Conversely, if unrealized capital losses and charges for expenses and taxes exceeded investment income and net realized capital gains by $1,675, the Accumulation Unit Value at the end of the Valuation Period would have been $1.134576.

The method for determining the amount of annuity benefit payments is described in detail under "Determination of the First and Subsequent Annuity Benefit Payments" in the Prospectus.


ILLUSTRATION OF VARIABLE ANNUITY BENEFIT PAYMENT CALCULATION USING HYPOTHETICAL EXAMPLE. The determination of the Annuity Unit value and the variable annuity benefit payment may be illustrated by the following hypothetical example:
Assume an Annuitant has 40,000 Accumulation Units in a Variable Account, and that the value of an Accumulation Unit on the Valuation Date used to determine the amount of the first variable annuity benefit payment is $1.120000. Therefore, the Accumulation Value of the Contract is $44,800 (40,000 x $1.120000). Assume also that the Owner elects an option for which the first monthly payment is $6.57 per $1,000 of Accumulated Value applied. Assuming no premium tax or surrender charge, the first monthly payment would be 44.800 multiplied by $6.57, or $294.34.


Next, assume that the Annuity Unit value for the assumed rate of 3.5% per annum for the Valuation Date as of which the first payment was calculated was $1.100000. Annuity Unit values will not be the same as Accumulation Unit values because the former reflect the 3.5% assumed interest rate used in the annuity rate calculations. When the Annuity Unit value of $1.100000 is divided into the first monthly payment, the number of Annuity Units represented by that payment is determined to be 267.5818. The value of this same number of Annuity Units will be paid in each subsequent month under most options. Assume further that the net investment factor for the Valuation Period applicable to the next annuity benefit payment is 1.000190. Multiplying this factor by .999906 (the one-day adjustment factor for the assumed interest rate of 3.5% per annum) produces a factor of 1.000096. This then is multiplied by the Annuity Unit value on the immediately preceding Valuation Date (assumed here to be $1.105000). The result is an Annuity Unit value of $1.105106 for the current monthly payment. The current monthly payment then is determined by multiplying the number of Annuity Units by the current Annuity Unit value, or 267.5818 times $1.105106, which produces a current monthly payment of $295.71.

METHOD FOR DETERMINING COMMUTED VALUE ON VARIABLE ANNUITY PERIOD CERTAIN OPTIONS AND ILLUSTRATION USING HYPOTHETICAL EXAMPLE. The Contract offers both commutable and non-commutable period certain annuity options. A commutable option gives the Annuitant the right to exchange any remaining payments for a lump sum payment based on the commuted value. The Commuted Value is the present value of remaining payments calculated at 3.5% interest. The determination of the Commuted Value may be illustrated by the following hypothetical example.

Assume a commutable period certain option is elected. The number of Annuity Units upon which each payment is based would be calculated using the Surrender Value less any premium tax rather than the Accumulated Value. Assume this results in 250.0000 Annuity Units. Assume the Commuted Value is requested with 60 monthly payments remaining and a current Annuity Unit Value of $1.200000. Based on these assumptions, the dollar amount of remaining payments would be $300 a month for 60 months. The present value at 3.5% of all remaining payments would be $16,560.72.

                                   EXCHANGE OFFER

A.   VARIABLE ANNUITY CONTRACT EXCHANGE OFFER

The Company will permit Owners of certain variable annuity contracts issued by Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"), described below, to exchange their contracts at net asset value for the variable annuity contracts described in the Prospectus, which are issued on Form No. A3025-96 or a state variation thereof ("new Contract"). The Company reserves the right to suspend this exchange offer at any time.

This offer applies to the exchange of Elective Payment Variable Annuity contracts issued by AFLIAC on Forms A3012-79 and A3013-79 ("Elective Payment Exchanged Contract," all such contracts having numbers with a "JQ" or "JN" prefix), and Single Payment Variable Annuity contracts issued on Forms A3014-79 and A3015-79 ("Single Payment Exchanged Contract," all such contracts having numbers with a "KQ" or "KN" prefix). These contracts are referred to collectively as the "Exchanged Contract." To effect an exchange, the Company should receive (1) a completed application for the new Contract, (2) the contract being exchanged, and (3) a signed Letter of Awareness.


SURRENDER CHARGE COMPUTATION. No surrender charge otherwise applicable to the Exchanged Contract will be assessed as a result of the exchange. Instead, the surrender charge under the new Contract will be computed as if the payments that had been made to the Exchanged Contract were made to the new Contract, as of the date of issue of the Exchanged Contract. Any additional payments to the new Contract after the exchange will be subject to the surrender charge computation outlined in the new Contract and Prospectus; i.e., the charge will be computed based on the number of years that the additional payment (or portion of that payment) that is being withdrawn has been credited to the new Contract.


SUMMARY OF DIFFERENCES BETWEEN EXCHANGED CONTRACT AND THE NEW CONTRACT. The new Contract and the Exchanged Contract differ substantially as summarized below. There may be additional differences important to a person considering an exchange, and the Prospectuses for the new Contract and the Exchanged Contract should be reviewed carefully before the exchange request is submitted to the Company.


SURRENDER CHARGE. The surrender charge under the new Contract, as described in the Prospectus, imposes higher charge percentages against the excess amount redeemed than the Exchanged Contract and, in the case of a Single Payment Exchanged Contract, applies the charge for a greater number of years. In addition, if an Elective Payment Exchanged Contract was issued more than nine years before the date of an exchange under this offer, additional payments to the Exchanged Contract would not be subject to a surrender charge. New payments to the new Contract may be subject to a charge if withdrawn prior to the surrender charge period described in the Prospectus.


CONTRACT FEE. Under the new Contract, the Company deducts a $30 fee on each Contract anniversary and at surrender if the Accumulated Value is less than $50,000. This fee is waived if the new Contract is part of a 401(k) plan. No Contract fees are charged on the Single Payment Exchanged Contract. A $9 semi-annual fee is charged on the Elective Payment Exchanged Contract if the Accumulated Value is $10,000 or less.

VARIABLE ACCOUNT ADMINISTRATIVE EXPENSE CHARGE. Under the new Contract, the Company assesses each Sub-Account a daily administrative expense charge at an annual rate of 0.15% of the average daily net assets of the Sub-Account. No administrative expense charge based on a percentage of Sub-Account assets is imposed under the Exchanged Contract.

TRANSFER CHARGE. No charge for transfers is imposed under the Exchanged Contract. Currently, no transfer charge is imposed under the new Contract; however, the Company reserves the right to assess a charge not to exceed $25 for each transfer after the twelfth in any contract year.

ANNUITY TABLES. The Exchanged Contract contains higher guaranteed annuity rates.

INVESTMENTS. Accumulated Values and payments under the new Contract may be allocated to significantly more investment options than are available under the Exchanged Contract.

DEATH BENEFIT. The Exchanged Contract offers a death benefit that is guaranteed to be the greater of a Contract's Accumulated Value or gross payments made (less withdrawals). At the time an exchange is processed, the Accumulated Value of the Exchanged Contract becomes the "payment" for the new Contract. Therefore, prior purchase payments made under the Exchanged Contract (if higher than the Exchanged Contract's Accumulated Value) no longer are a basis for determining the death benefit under the new Contract. Consequently, whether the initial minimum death benefit under the new Contract is greater than, equal to, or less than, the death benefit of the Exchanged Contract depends on whether the Accumulated Value transferred to the new Contract is greater than, equal to, or less than, the gross payments under the Exchanged Contract. In addition, under the Exchanged Contract, the amount of any prior withdrawals is subtracted from the value of the death benefit. Under the new Contract, where there is a reduction in the death benefit amount due to a prior withdrawal, the value of the death benefit is reduced in the same proportion that the new Contract's Accumulated Value was reduced on the date of the withdrawal.

B.   FIXED ANNUITY EXCHANGE OFFER


This exchange offer also applies to all fixed annuity contracts issued by the Company's subsidiary, Allmerica Financial Life Insurance and Annuity Company. A fixed annuity contract to which this exchange offer applies may be exchanged at net asset value for the Contract described in this Prospectus, subject to the same provisions for effecting the exchange and for applying the new Contract's surrender charge as described above for variable annuity contracts. This Prospectus should be read carefully before making such exchange. Unlike a fixed annuity, the new Contract's value is not guaranteed and will vary depending on the investment performance of the Underlying Portfolios to which it is allocated. The new Contract has a different charge structure than a fixed annuity contract, which includes not only a surrender charge that may vary from that of the class of contracts to which the exchanged fixed contract belongs, but also Contract fees, mortality and expense risk charges (for the Company's assumption of certain mortality and expense risks), administrative expense charges, transfer charges (for transfers permitted among Sub-Accounts and the Fixed Account), and expenses incurred by the Underlying Portfolios. Additionally, the interest rates offered under the Fixed Account of the new Contract and the Annuity Tables for determining minimum annuity benefit payments may be different from those offered under the exchanged fixed contract.


C.   EXERCISE OF  "FREE-LOOK PROVISION" AFTER ANY EXCHANGE


Persons who, under the terms of this exchange offer, exchange their contract for the new Contract and subsequently cancel the new Contract within the time permitted, as described in the sections of this Prospectus captioned "Right to Cancel Individual Retirement Annuity" and "Right to Cancel All Other Contracts," will have their exchanged contract automatically reinstated as of the date of cancellation. The refunded amount will be applied as the new current Accumulated Value under the reinstated contract, which may be more or less than it would have been had no exchange and reinstatement occurred. The refunded amount will be allocated initially among the Fixed Account and Sub-Accounts of the reinstated contract in the same proportion that the value in the Fixed Account and the value in each Sub-Account bore to the transferred Accumulated Value on the date of the exchange of the contract for the new Contract. For purposes of calculating any surrender charge under the reinstated contract, the reinstated contract will be deemed to have been issued and to have received past purchase payments as if there had been no exchange.

                              PERFORMANCE INFORMATION

Performance information for a Sub-Account may be compared, in reports and promotional literature, to certain indices described in the Prospectus under "PERFORMANCE INFORMATION." In addition, the Company may provide advertising, sales literature, periodic publications or other material information on various topics of interest to Owners and prospective Owners. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Contract and the characteristics of and market for such financial instruments. Total return data and supplemental total return information may be advertised based on the period of time that an Underlying Portfolio and an underlying Sub-Account have been in existence, even if longer than the period of time that the Contract has been offered. The results for any period prior to a Contract being offered will be calculated as if the Contract had been offered during that period of time, with all charges assumed to be those applicable to the Contract.

TOTAL RETURN


"Total Return" refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period, reduced by the Sub-Account's asset charge and any applicable surrender charge which would be assessed upon complete withdrawal of the investment.


Total Return figures are calculated by standardized methods prescribed by rules of the Securities and Exchange Commission (the "SEC"). The quotations are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable values, according to the following formula:

     P(1 + T) (n) = ERV

     Where:   P     =    a hypothetical initial payment to the Variable Account
                         of $1,000

              T     =    average annual total return

              n     =    number of years

            ERV     =    the ending redeemable value of the $1,000 payment at
                         the end of the specified period

The calculation of Total Return includes the annual charges against the asset of the Sub-Account. This charge is 1.40% on an annual basis. The calculation of ending redeemable value assumes (1) the Contract was issued at the beginning of the period, and (2) a complete surrender of the Contract at the end of the period. The deduction of the surrender charge, if any, applicable at the end of the period is included in the calculation, according to the following schedule:

                         YEARS FROM DATE       CHARGE AS
                                OF         PERCENTAGE OF NEW
                         PAYMENT TO DATE   PURCHASE PAYMENTS
                          OF WITHDRAWAL        WITHDRAWN*
                          -------------        ----------
                               0-1                 7%
                                2                  6%
                                3                  5%
                                4                  4%
                                5                  3%
                                6                  2%
                            Thereafter             0%

            * Subject to the maximum limit described in the Prospectus.


No surrender charge is deducted upon expiration of the periods specified above. In each calendar year, a certain amount (withdrawal without surrender charge amount, as described in the Prospectus) is not subject to the surrender charge.


The calculations of Total Return reflect the deduction of the $30 annual Contract fee.

SUPPLEMENTAL TOTAL RETURN INFORMATION

The Supplemental Total Return Information in this section refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period reduced by the Sub-Account's asset charges. However, it is assumed that the investment is NOT withdrawn at the end of each period.

The quotations of Supplemental Total Return are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending values, according to the following formula:

     P(1 + T) (n) = EV

     Where:   P     =    a hypothetical initial payment to the Variable Account
                         of $1,000

              T     =    average annual total return

              n     =    number of years

             EV     =    the ending value of the $1,000 payment at the end of
                         the specified period

The calculation of Supplemental Total Return reflects the 1.40% annual charge against the assets of the Sub-Accounts. The ending value assumes that the Contract is NOT surrendered at the end of the specified period, and therefore there is no adjustment for the surrender charge that would be applicable if the Contract was surrendered at the end of the period. The calculation of supplemental total return does not include the deduction of the $30 annual Contract fee.

YIELD AND EFFECTIVE YIELD - THE MONEY MARKET SUB-ACCOUNT


Set forth below is yield and effective yield information for the Money Market Sub-Account for the seven-day period ended December 31, 1998:



                     ----------------
                     Yield      3.13%
                     ----------------
                     Effective  3.18%
                     ----------------



The yield and effective yield figures are calculated by standardized methods prescribed by rules of the SEC. Under those methods, the yield quotation is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Sub-Account at the beginning of the period, dividing the difference by the value of the account at the beginning of the same period to obtain the base period return, and then multiplying the return for a seven-day base period by (365/7), with the resulting yield carried to the nearest hundredth of one percent.


The Money Market Sub-Account computes effective yield by compounding the unannualized base period return by using the formula:

                                                         (365/7)
              Effective Yield = [(base period return + 1)       ] - 1

The calculations of yield and effective yield reflect the $30 annual Contract fee.

                             TAX-DEFERRED ACCUMULATION

                              NON-QUALIFIED                   CONVENTIONAL
                             ANNUITY CONTRACT                 SAVINGS PLAN

                         AFTER-TAX CONTRIBUTIONS
                        AND TAX-DEFERRED EARNINGS
                        -------------------------
                        -------------------------
                                                                AFTER-TAX
                                         TAXABLE LUMP         CONTRIBUTIONS
                    NO WITHDRAWALS      SUM WITHDRAWAL    AND TAXABLE EARNINGS
                    --------------      --------------    --------------------
 10 Years . . . .      $107,946           $   86,448           $   81,693
 .
 20 Years . . . .        233,048             165,137              133,476
 .
 30 Years . . . .        503,133             335,021              218,082
 .

This chart compares the accumulation of a $50,000 initial investment into a non-qualified annuity contract with a conventional savings plan. Contributions to the non-qualified annuity contract and the conventional savings plan are made after tax. Only the gain in the non-qualified annuity contract will be subject to income tax in a taxable lump sum withdrawal. The chart assumes a 37.1% federal marginal tax rate and an 8% annual return. The 37.1% federal marginal tax is based on a marginal tax rate of 36%, representative of the target market, adjusted to reflect a decrease of $3 of itemized deductions for each $100 of income over $117,950. Tax rates are subject to change as is the tax-deferred treatment of the Contract. Income on non-qualified annuity contracts is taxed as ordinary income upon withdrawal. A 10% tax penalty may apply to early withdrawals. See "Federal Income Taxes" in the Prospectus.

The chart does not reflect the following charges and expenses under the
Contract: 1.25% for mortality and
expense risk; 0.15% administration charges; 7% maximum surrender charge;
and $30 annual Contract fee. The tax-deferred accumulation would be reduced if these charges were reflected. No implication is intended by the use of these assumptions that the return shown is guaranteed in any way or that the return shown represents an average or expected rate of return over the period of the Contract. (IMPORTANT -- THIS IS NOT AN ILLUSTRATION OF YIELD OR RETURN.)



Unlike savings plans, contributions to non-qualified annuity contracts provide tax-deferred treatment on earnings. In addition, contributions to tax-deferred retirement annuities are not subject to current tax in the year of contribution. When monies are received from a non-qualified annuity contract (and you have many different options on how you receive your funds), they are subject to income tax. At the time of receipt, if the person receiving the monies is retired, not working or has additional tax exemptions, these monies may be taxed at a lesser rate.

                                FINANCIAL STATEMENTS

Financial Statements are included for First Allmerica Financial Life Insurance Company and for its Separate Account KG.

FIRST ALLMERICA
FINANCIAL LIFE
INSURANCE COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1998

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of First Allmerica Financial Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of First Allmerica Financial Life Insurance Company and its subsidiaries (the "Company") at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 2, 1999, except for paragraph 2 of Note 18 and Note 20, which are as of March 19, 1999 and April 1, 1999, respectively

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                      1998      1997      1996
 -----------------------------------------------  --------  --------  --------
 REVENUES
     Premiums...................................  $2,303.9  $2,311.0  $2,236.3
     Universal life and investment product
       policy fees..............................     296.6     237.3     197.2
     Net investment income......................     613.7     641.8     670.8
     Net realized investment gains..............      62.6      76.5      66.8
     Other income...............................     142.6     117.6     108.4
                                                  --------  --------  --------
         Total revenues.........................   3,419.4   3,384.2   3,279.5
                                                  --------  --------  --------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims, losses and loss
       adjustment expenses......................   2,050.2   2,004.6   1,957.0
     Policy acquisition expenses................     452.8     425.1     470.1
     Sales practice litigation..................      31.0     --        --
     Loss from exiting reinsurance pools........      25.3     --        --
     Loss from cession of disability income
       business.................................     --         53.9     --
     Restructuring costs........................      13.0     --        --
     Other operating expenses...................     559.0     523.7     503.2
                                                  --------  --------  --------
         Total benefits, losses and expenses....   3,131.3   3,007.3   2,930.3
                                                  --------  --------  --------
 Income before federal income taxes.............     288.1     376.9     349.2
                                                  --------  --------  --------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................      67.6      83.3      96.8
     Deferred...................................     (15.4)     14.2     (15.7)
                                                  --------  --------  --------
         Total federal income tax expense.......      52.2      97.5      81.1
                                                  --------  --------  --------
 Income before minority interest................     235.9     279.4     268.1
     Minority interest..........................     (55.0)    (79.4)    (74.6)
                                                  --------  --------  --------
 Net income.....................................  $  180.9  $  200.0  $  193.5
                                                  --------  --------  --------
                                                  --------  --------  --------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31,
 (IN MILLIONS)                                               1998       1997
 --------------------------------------------------------  ---------  ---------

 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
      $7,520.8 and $6,992.8).............................  $ 7,683.9  $ 7,253.5
     Equity securities at fair value (cost of $253.1 and
      $341.1)............................................      397.1      479.0
     Mortgage loans......................................      562.3      567.5
     Real estate.........................................       20.4       50.3
     Policy loans........................................      154.3      141.9
     Other long-term investments.........................      142.7      148.3
                                                           ---------  ---------
         Total investments...............................    8,960.7    8,640.5
                                                           ---------  ---------
   Cash and cash equivalents.............................      504.0      213.9
   Accrued investment income.............................      141.0      141.8
   Deferred policy acquisition costs.....................    1,161.2      965.5
                                                           ---------  ---------
   Reinsurance receivables:
     Future policy benefits..............................      322.6      307.1
     Outstanding claims, losses and loss adjustment
      expenses...........................................      652.2      626.7
     Other...............................................      161.6      106.4
                                                           ---------  ---------
         Total reinsurance receivables...................    1,136.4    1,040.2
                                                           ---------  ---------
   Deferred federal income taxes.........................       19.4     --
   Premiums, accounts and notes receivable...............      510.5      554.4
   Other assets..........................................      530.6      373.0
   Closed Block assets...................................      803.1      806.7
   Separate account assets...............................   13,697.7    9,755.4
                                                           ---------  ---------
         Total assets....................................  $27,464.6  $22,491.4
                                                           ---------  ---------
                                                           ---------  ---------
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $ 2,802.2  $ 2,598.5
     Outstanding claims, losses and loss adjustment
      expenses...........................................    2,815.9    2,825.0
     Unearned premiums...................................      843.2      846.8
     Contractholder deposit funds and other policy
      liabilities........................................    2,637.0    1,852.7
                                                           ---------  ---------
         Total policy liabilities and accruals...........    9,098.3    8,123.0
                                                           ---------  ---------
   Expenses and taxes payable............................      681.9      662.6
   Reinsurance premiums payable..........................       50.2       37.7
   Short-term debt.......................................      221.3       33.0
   Deferred federal income taxes.........................     --           12.9
   Long-term debt........................................     --            2.6
   Closed Block liabilities..............................      872.0      885.6
   Separate account liabilities..........................   13,691.5    9,749.7
                                                           ---------  ---------
         Total liabilities...............................   24,615.2   19,507.1
                                                           ---------  ---------
   Minority interest.....................................      532.9      748.9
   Commitments and contingencies (Notes 13 and 18)
 SHAREHOLDER'S EQUITY
   Common stock, $10 par value, 1 million shares
     authorized, 500,000 shares issued and outstanding...        5.0        5.0
   Additional paid-in capital............................      444.0      453.7
   Accumulated other comprehensive income................      169.2      209.3
   Retained earnings.....................................    1,698.3    1,567.4
                                                           ---------  ---------
         Total shareholder's equity......................    2,316.5    2,235.4
                                                           ---------  ---------
         Total liabilities and shareholder's equity......  $27,464.6  $22,491.4
                                                           ---------  ---------
                                                           ---------  ---------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                      1998      1997      1996
 -----------------------------------------------  --------  --------  --------
 COMMON STOCK...................................  $    5.0  $    5.0  $    5.0
                                                  --------  --------  --------
 ADDITIONAL PAID-IN CAPITAL
     Balance at beginning of period.............     453.7     392.4     392.4
     Contributed from parent....................     --         61.3     --
     Loss on change of interest -- Allmerica
       P&C......................................      (9.7)    --        --
                                                  --------  --------  --------
     Balance at end of period...................     444.0     453.7     392.4
                                                  --------  --------  --------
 ACCUMULATED OTHER COMPREHENSIVE INCOME
     Net unrealized appreciation on investments:
     Balance at beginning of period.............     209.3     131.4     153.0
     Appreciation (depreciation) during the
       period:
     Net (depreciation) appreciation on
       available-for-sale securities............     (82.4)    170.9     (35.1)
     Benefit (provision) for deferred federal
       income taxes.............................      28.9     (59.8)     11.8
     Minority interest..........................      13.4     (33.2)      1.7
                                                  --------  --------  --------
                                                     (40.1)     77.9     (21.6)
                                                  --------  --------  --------
     Balance at end of period...................     169.2     209.3     131.4
                                                  --------  --------  --------
 RETAINED EARNINGS
     Balance at beginning of period.............   1,567.4   1,367.4   1,173.9
     Net income.................................     180.9     200.0     193.5
     Dividend to shareholder....................     (50.0)    --        --
                                                  --------  --------  --------
     Balance at end of period...................   1,698.3   1,567.4   1,367.4
                                                  --------  --------  --------
         Total shareholder's equity.............  $2,316.5  $2,235.4  $1,896.2
                                                  --------  --------  --------
                                                  --------  --------  --------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  1998    1997    1996
 --------------------------------------------  ------  ------  ------
 Net income..................................  $180.9  $200.0  $193.5
                                               ------  ------  ------
 Other comprehensive income:
   Net (depreciation) appreciation on
     available-for-sale securities...........   (82.4)  170.9   (35.1)
   Benefit (provision) for deferred federal
     income taxes............................    28.9   (59.8)   11.8
   Minority interest.........................    13.4   (33.2)    1.7
                                               ------  ------  ------
     Other comprehensive income..............   (40.1)   77.9   (21.6)
                                               ------  ------  ------
   Comprehensive income......................  $140.8  $277.9  $171.9
                                               ------  ------  ------
                                               ------  ------  ------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                   1998       1997       1996
 --------------------------------------------  --------   --------   --------

 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $  180.9   $  200.0   $  193.5
     Adjustments to reconcile net income to
      net cash provided by operating
      activities:
         Minority interest...................      55.0       79.4       74.6
         Net realized gains..................     (62.7)     (77.8)     (66.8)
         Net amortization and depreciation...      20.7       31.6       44.7
         Deferred federal income taxes.......     (15.4)      14.2      (15.7)
         Loss from exiting reinsurance
         pools...............................      25.3      --         --
         Sales practice litigation expense...      31.0      --         --
         Payment related to exiting
         reinsurance pools...................     (30.3)     --         --
         Loss from cession of disability
         income business.....................     --          53.9      --
         Payment related to cession of
         disability income business..........     --        (207.0)     --
         Change in deferred acquisition
         costs...............................    (185.8)    (189.7)     (73.9)
         Change in premiums and notes
         receivable, net of reinsurance
         payable.............................      56.7      (15.1)     (16.8)
         Change in accrued investment
         income..............................       0.8        7.1       16.7
         Change in policy liabilities and
         accruals, net.......................     168.1     (134.9)    (184.3)
         Change in reinsurance receivable....    (115.4)      27.2      123.8
         Change in expenses and taxes
         payable.............................      (3.3)      49.4       26.0
         Separate account activity, net......     (48.5)     --           5.2
         Other, net..........................     (63.8)      20.4       38.5
                                               --------   --------   --------
         Net cash provided by (used in)
         operating activities................      13.3     (141.3)     165.5
                                               --------   --------   --------
 CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from disposals and maturities
      of available-for-sale fixed
      maturities.............................   1,929.1    2,892.9    3,985.8
     Proceeds from disposals of equity
      securities.............................     285.3      162.7      228.7
     Proceeds from disposals of other
      investments............................     120.8      116.3       99.3
     Proceeds from mortgages matured or
      collected..............................     171.2      204.7      176.9
     Purchase of available-for-sale fixed
      maturities.............................  (2,588.4)  (2,596.0)  (3,771.1)
     Purchase of equity securities...........    (119.9)     (67.0)     (90.9)
     Purchase of other investments...........    (274.4)    (175.0)    (168.0)
     Capital expenditures....................      (0.7)     (15.3)     (12.8)
     Purchase of minority interest in
      Citizens Corporation...................    (195.9)     --         --
     Other investing activities, net.........       5.1        1.3        4.3
                                               --------   --------   --------
         Net cash (used in) provided by
         investing activities................    (667.8)     524.6      452.2
                                               --------   --------   --------
 CASH FLOWS FROM FINANCING ACTIVITIES
     Deposits and interest credited to
      contractholder deposit funds...........   1,419.2      457.6      268.7
     Withdrawals from contractholder deposit
      funds..................................    (625.0)    (647.1)    (905.0)
     Change in short-term debt...............     188.3       (5.4)      10.4
     Change in long-term debt................      (2.6)      (0.1)      (0.1)
     Dividend paid to parent.................     (50.0)     --         --
     Dividends paid to minority
      shareholders...........................     --          (9.4)      (3.9)
     Additional paid-in capital..............     --           0.1      --
     Subsidiary treasury stock purchased, at
      cost...................................      (1.0)    (140.0)     (42.0)
                                               --------   --------   --------
         Net cash provided by (used in)
         financing activities................     928.9     (344.3)    (671.9)
                                               --------   --------   --------
 Net change in cash and cash equivalents.....     274.4       39.0      (54.2)
 Net change in cash held in the Closed
  Block......................................      15.7       (1.0)      (6.5)
 Cash and cash equivalents, beginning of
  period.....................................     213.9      175.9      236.6
                                               --------   --------   --------
 Cash and cash equivalents, end of period....  $  504.0   $  213.9   $  175.9
                                               --------   --------   --------
                                               --------   --------   --------
 SUPPLEMENTAL CASH FLOW INFORMATION
 Interest paid...............................  $    7.3   $    3.6   $   18.6
 Income taxes paid...........................  $  133.5   $   66.3   $   72.0

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The consolidated financial statements of First Allmerica Financial Life Insurance Company ("FAFLIC", or the "Company"), a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"), include the accounts of its wholly owned life insurance subsidiary Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"), its non-insurance subsidiaries (principally brokerage and investment advisory subsidiaries), and Allmerica Property and Casualty Companies, Inc. ("Allmerica P&C") (a 70.06%-owned non-insurance holding company). The Closed Block (Note 1B) assets and liabilities at December 31, 1998 and 1997, and its results of operations subsequent to demutualization are presented in the consolidated financial statements as single line items. Unless specifically stated, all disclosures contained herein supporting the consolidated financial statements at December 31, 1998 and 1997, and the years then ended exclude the Closed Block related amounts. All significant intercompany accounts and transactions have been eliminated.

On December 3, 1998, the Company acquired all of the outstanding common stock of Citizens Corporation (formerly an 82.5% owned non-insurance subsidiary of Hanover, a wholly owned subsidiary of Allmerica P&C) that it did not already own in exchange for cash of $195.9 million (Note 3). The acquisition has been recognized as a purchase. The minority interest acquired totaled $158.5 million. A total of $40.8 million representing the excess of the purchase price over the fair values of the net assets acquired, net of deferred taxes, has been allocated to goodwill and is being amortized over a 40-year period.

Allmerica P&C and a wholly owned subsidiary of AFC merged on July 16, 1997. Through the merger, AFC acquired all of the outstanding common stock of Allmerica P&C that it did not already own in exchange for cash and stock. The merger has been accounted for as a purchase. A total of $90.6 million, representing the excess of the purchase price over the fair values of the net assets acquired, net of deferred taxes, has been allocated to goodwill and is being amortized over a 40-year period. Additional information pertaining to the merger agreement is included in Note 2, significant transactions.

Minority interest relates to the Company's investment in Allmerica P&C and its only significant subsidiary, The Hanover Insurance Company ("Hanover"). Hanover's wholly owned subsidiary is Citizens Corporation, the holding company for Citizens Insurance Company of America ("Citizens"). Minority interest also includes an amount related to the minority interest in Citizens Corporation.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  CLOSED BLOCK

The Company established and began operating a closed block (the "Closed Block") for the benefit of the participating policies included therein, consisting of certain individual life insurance participating policies, individual deferred annuity contracts and supplementary contracts not involving life contingencies which were in force as of FAFLIC's demutualization on October 16, 1995; such policies constitute the "Closed Block Business". The purpose of the Closed Block is to protect the policy dividend expectations of such FAFLIC dividend paying policies and contracts. Unless the Commissioner consents to an earlier termination, the Closed Block will continue to be in effect until the date none of the Closed Block policies are in force. FAFLIC allocated to the Closed Block assets in an amount that is expected to produce cash flows which, together with future revenues from the Closed Block Business, are reasonably sufficient to support the Closed Block Business, including provision for payment of policy benefits, certain future expenses and taxes and for continuation of policyholder dividend scales payable in 1994 so long as the experience underlying such dividend scales continues. The Company expects that the factors underlying such experience will fluctuate in the future and policyholder dividend scales for Closed Block Business will be set accordingly.

Although the assets and income allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block, the excess of Closed Block liabilities over Closed Block assets as measured on a GAAP basis represent the expected future post-tax income from the Closed Block which may be recognized in income over the period the policies and contracts in the Closed Block remain in force.

If the actual income from the Closed Block in any given period equals or exceeds the expected income for such period as determined at the inception of the Closed Block, the expected income would be recognized in income for that period. Further, any excess of the actual income over the expected income would also be recognized in income to the extent that the aggregate expected income for all prior periods exceeded the aggregate actual income. Any remaining excess of actual income over expected income would be accrued as a liability for policyholder dividends in the Closed Block to be paid to the Closed Block policyholders. This accrual for future dividends effectively limits the actual Closed Block income recognized in income to the Closed Block income expected to emerge from operation of the Closed Block as determined at inception.

If, over the period the policies and contracts in the Closed Block remain in force, the actual income from the Closed Block is less than the expected income from the Closed Block, only such actual income (which could reflect a loss) would be recognized in income. If the actual income from the Closed Block in any given period is less than the expected income for that period and changes in dividends scales are inadequate to offset the negative performance in relation to the expected performance, the income inuring to shareholders of the Company will be reduced. If a policyholder dividend liability had been previously established in the Closed Block because the actual income to the relevant date had exceeded the expected income to such date, such liability would be reduced by this reduction in income (but not below zero) in any periods in which the actual income for that period is less than the expected income for such period.

C.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" ("Statement No. 115"), the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and reevaluates such designation as of each balance sheet date.

Marketable equity securities and debt securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in a separate component of shareholder's equity. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

During 1997, the Company adopted a plan to dispose of all real estate assets by the end of 1998. As of December 31, 1998, there were 7 properties remaining in the Company's real estate portfolio, all of which are being actively marketed. As a result of the plan, real estate held by the Company and real estate joint ventures were written down to the estimated fair value less costs of disposal. Depreciation is not recorded on these assets while they are held for disposal.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans are included in realized investment gains or losses.

D.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, investment and loan commitments, swap contracts and interest rate futures contracts. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

Derivative financial instruments are accounted for under three different methods: fair value accounting, deferral accounting and accrual accounting. Interest rate swap contracts used to hedge interest rate risk are accounted for using a combination of the fair value method and accrual method, with changes in fair value reported in unrealized gains and losses in equity consistent with the underlying hedged security, and the net payment or receipt on the swaps reported in net investment income. Foreign currency swap contracts used to hedge foreign currency exchange risk are accounted for using a combination of the fair value method and accrual method, with changes in fair value reported in unrealized gains and losses in equity consistent with the underlying hedged security, and the net payment or receipt on the swaps reported in net investment income. Futures contracts used to hedge interest rate risk are accounted for using the deferral method, with gains and losses deferred in unrealized gains and losses in equity and recognized in earnings in conjunction with the earnings recognition of the underlying hedged item. Default swap contracts entered into for investment purposes are accounted for using the fair value method, with changes in fair value, if any, reported in realized investment gains and losses in earnings. Premium paid to the Company on default swap contracts is reported in net investment income in earnings. Other swap contracts entered into for investment purposes are accounted for using the fair value method, with changes in fair value reported in realized investment gains and losses in earnings. Any ineffective swaps or futures hedges are recognized currently in realized investment gains and losses in earnings.

E.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

F.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Property and casualty, group life and group health insurance business acquisition costs are deferred and amortized over the terms of the insurance policies. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed annually and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each life product and property and casualty line of business are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

G.  PROPERTY AND EQUIPMENT

Property, equipment and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight-line or accelerated method over the estimated useful lives of the related assets which generally range from 3 to 30 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

H.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

I.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2 1/2% to 7 1/4% for life insurance and 2 1/2% to 9 1/2% for annuities. Estimated liabilities are established for group life and health policies that contain experience rating provisions. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges.

Liabilities for outstanding claims, losses and loss adjustment expenses ("LAE") are estimates of payments to be made on property and casualty and health insurance for reported losses and LAE and estimates of losses and LAE incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all losses incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations. Estimated amounts of salvage and subrogation on unpaid property and casualty losses are deducted from the liability for unpaid claims.

Premiums for property and casualty, group life, and accident and health insurance are reported as earned on a pro-rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

Contractholder deposit funds and other policy liabilities include investment related products such as guaranteed investment contracts, deposit administration funds and immediate participation guarantee funds and consist of deposits received from customers and investment earnings on their fund balances.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

J.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life and health insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Property and casualty and group life, accident and health insurance premiums are recognized as revenue over the related contract periods. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income, and mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

K.  FEDERAL INCOME TAXES

AFC and its domestic subsidiaries file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life company taxable income. Prior to the merger on July 16, 1997, Allmerica P&C and its subsidiaries filed a separate United States federal income tax return.

The Board of Directors has delegated to AFC management, the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. The Federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes ("Statement No. 109"). These differences result primarily from loss and LAE reserves, policy reserves, policy acquisition expenses, and unrealized appreciation or depreciation on investments.

L.  NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position, and establishes special accounting for the following three types of hedges: fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investments in foreign operations. This statement is effective for fiscal years beginning after June 15, 1999. The Company is currently assessing the impact of the adoption of Statement No. 133.

In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 98-1, "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use" ("SoP 98-1"). SoP 98-1 requires that certain costs incurred in developing internal-use computer software be capitalized and provides guidance for determining whether computer software is to be considered for internal use. This statement is effective for fiscal years beginning after December 15, 1998. In the second quarter, the Company adopted SoP 98-1 effective January 1, 1998, resulting in an increase in pre-tax income of $12.4 million through December 31, 1998. The adoption of SOP 98-1 did not have a material effect on the results of operations or financial position for the three months ended March 31, 1998.

In December 1997, the AICPA issued Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SoP 97-3"). SoP 97-3 provides guidance on when a liability should be recognized for guaranty fund and other assessments and how to measure the liability. This statement allows for the discounting of the liability if the amount and timing of the cash payments are fixed and determinable. In addition, it provides criteria for when an asset may be recognized for a portion or all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges. This statement is effective for fiscal years beginning after December 15, 1998. The Company believes that the adoption of this statement will not have a material effect on the results of operations or financial position.

In June 1997, the FASB issued Statement No. 131, "Disclosures About Segments of an Enterprise and Related Information" ("Statement No. 131"). This statement establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. This statement supersedes Statement No. 14, "Financial Reporting for Segments of a Business Enterprise". Statement No. 131 requires that all public enterprises report financial and descriptive information about their reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. This statement is effective for fiscal years beginning after December 15, 1997. The Company adopted Statement No. 131 for the first quarter of 1998, which resulted in certain segment re-definitions, which have no impact on the consolidation results of operations. (Note 12)

In June 1997, the FASB also issued Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("Statement No. 130"). Statement No. 130 which establishes standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are to be reported in a financial statement that is displayed with the same prominence as other financial statements. This statement stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and other events and circumstances from non-owner sources. This statement is effective for fiscal years beginning after December 15, 1997. The Company adopted

Statement No. 130 for the first quarter of 1998, which resulted primarily in reporting unrealized gains and losses on investments in debt and equity securities in comprehensive income.

M.  RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the current year presentation.

2.  SIGNIFICANT TRANSACTIONS

On December 3, 1998 Citizens Acquisition Corporation, a wholly owned subsidiary of the Allmerica P&C, completed a cash tender offer to acquire the outstanding shares of Citizens Corporation common stock that AFC or its subsidiaries did not already own at a price of $33.25 per share. Approximately 99.8% of publicly held shares of Citizens Corporation common stock were tendered. On December 14, 1998, the Company completed a short-form merger, acquiring all shares of common stock of Citizens Corporation not purchased in its tender offer, through the merger of its wholly owned subsidiary, Citizens Acquisition Corporation with Citizens Corporation at a price of $33.25 per share. Total consideration for the transactions amounted to $195.9 million. The acquisition has been recognized as a purchase. The minority interest acquired totaled $158.5 million. A total of $40.8 million representing the excess of the purchase price over the fair values of the net assets acquired, net of deferred taxes, has been allocated to goodwill and is being amortized over a 40-year period.

The Company's consolidated results of operations include minority interest in Citizens prior to December 3, 1998. The unaudited pro forma information below presents consolidated results of operation as if the acquisition had occurred at the beginning of 1997.

The following unaudited pro forma information is not necessarily indicative of the consolidated results of operations of the combined Company had the acquisition occurred at the beginning of 1997, nor is it necessarily indicative of future results.

(UNAUDITED)
FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                                                  1998        1997
------------------------------------------------------------------------------------------  ----------  ----------
Revenue...................................................................................  $  3,405.1  $  3,366.3
                                                                                            ----------  ----------
                                                                                            ----------  ----------
Net realized capital gains included in revenue............................................  $     59.8  $     71.8
                                                                                            ----------  ----------
                                                                                            ----------  ----------
Income before taxes and minority interest.................................................       272.9       358.0
Income taxes..............................................................................       (47.2)      (91.3)
Minority Interest:
    Equity in earnings....................................................................       (42.6)      (64.1)
                                                                                            ----------  ----------
Net income................................................................................  $    183.1  $    202.6
                                                                                            ----------  ----------
                                                                                            ----------  ----------

On October 29, 1998, the Company announced that had adopted a formal restructuring plan for its Risk Management business. As part of this initiative, the Company, in its Corporate Risk Management Services segment, has exited its accident and health assumed reinsurance pool business, as well as its administrative services only business. Additionally, it has commenced the closing of nearly half of its nationwide Corporate Risk Management Services' sales offices, eliminated certain staff and discontinued certain automation initiatives. In addition to the aforementioned initiatives in the Corporate Risk Management Services segment, the Property and Casualty segment is consolidating its field support activities from fourteen regional branches into three hub locations. As a result of the Company's restructuring initiative, it recognized a pretax loss of $13.0 million, in the fourth quarter of 1998. Approximately $5.5 million of this loss relates to severance and other employee related costs resulting from the elimination of 339 positions, of which 129 employees had been terminated as of December 31, 1998. In addition, contract terminations and lease cancellations resulted in losses of approximately $4.1 million and $3.4 million, respectively. During 1998, the Company made payments of approximately $1.6 million related to this restructuring initiative.

Effective July 1, 1998, the Company entered into a reinsurance agreement with a highly rated reinsurer that cedes current and future underwriting losses, including unfavorable development of prior year reserves, up to a $40.0 million maximum, of which $19.7 million relating to the Company's accident and health assumed reinsurance pool business has been utilized as of December 31, 1998. These pools consist primarily of the Corporate Risk Management Services segment's assumed stop loss business, small group managed care pools, long-term disability and long-term care pools, student accident and special risk business. The agreement is consistent with management's decision to exit this line of business, which the Company expects to run-off over the next three years. As a result of this transaction, the Company recognized a $25.3 million pre-tax loss in the third quarter of 1998.

Effective January 1, 1998, the Company entered into an agreement with a highly rated reinsurer to reinsure the mortality risk on the universal life and variable universal life blocks of business. The agreement did not have a material effect on its results of operations or financial position.

In 1998 and 1997, Allmerica P&C redeemed 3,289.5 and 5,735.3 shares, respectively, of its issued and outstanding common stock owned by AFC for $125.0 million and $195.0 million, respectively, thereby increasing FAFLIC's ownership of Allmerica P&C by 4.3% and 6.3%, respectively. The 1998 transaction consisted of $124.0 million of securities and $1.0 million of cash. The 1997 transaction consisted of $55.0 million of securities and $140.0 million of cash.

The merger of Allmerica P&C and a wholly owned subsidiary of AFC was consummated on July 16, 1997. Through the merger, AFC acquired all of the outstanding common stock of Allmerica P&C that FAFLIC did not already own in exchange for cash of $425.6 million and approximately 9.7 million shares of AFC stock valued at $372.5 million. At consummation of this transaction AFC owned 59.5% through FAFLIC and 40.5% directly.

The merger has been accounted for as a purchase. Total consideration of approximately $798.1 million has been allocated to the minority interest in the assets and liabilities based on estimates of their fair values. The minority interest acquired totaled $703.5 million. A total of $90.6 million representing the excess of the purchase price over the fair values of the net assets acquired, net of deferred taxes, has been allocated to goodwill and is being amortized over a 40-year period.

On February 3, 1997, AFC Capital Trust (the "Trust"), a subsidiary business trust of AFC, issued $300 million Series A Capital Securities, which pay cumulative dividends at a rate of 8.207% semiannually commencing August 15, 1997. The Trust exists for the sole purpose of issuing the Capital Securities and investing the proceeds thereof in an equivalent amount of 8.207% Junior Subordinated Deferrable Interest Debentures due 2027 of AFC (the "Subordinated Debentures"). Through certain guarantees, the Subordinated Debentures and the terms of related agreements, AFC has irrevocably and unconditionally guaranteed the obligations of the Trust under the Capital Securities. Net proceeds from the offering of approximately $296.3 million funded a portion of the acquisition of the 24.2 million publicly-held shares of Allmerica P&C pursuant to the merger on July 16, 1997.

The Company's consolidated results of operations include minority interest in Allmerica P&C prior to July 16, 1997. The unaudited pro forma information below presents consolidated results of operations as if the merger and issuance of Capital Securities had occurred at the beginning of 1996 and reflects adjustments which include interest expense related to the assumed financing of a portion of the cash consideration paid and amortization of goodwill.

The following unaudited pro forma information is not necessarily indicative of the consolidated results of operations of the combined Company had the merger and issuance of Capital Securities occurred at the beginning of 1996, nor is it necessarily indicative of future results.

(UNAUDITED)
FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                                                  1997        1996
------------------------------------------------------------------------------------------  ----------  ----------
Revenue...................................................................................  $  3,362.7  $  3,246.4
                                                                                            ----------  ----------
                                                                                            ----------  ----------
Net realized capital gains included in revenue............................................  $     63.0  $     46.7
                                                                                            ----------  ----------
                                                                                            ----------  ----------
Income before taxes and minority interest.................................................       353.0       311.6
Income taxes..............................................................................       (89.6)      (68.7)
Minority Interest:
    Equity in earnings....................................................................       (75.5)      (67.3)
                                                                                            ----------  ----------
Net income................................................................................  $    187.9  $    175.6
                                                                                            ----------  ----------
                                                                                            ----------  ----------

On April 14, 1997, the Company entered into an agreement in principle to cede substantially all of the Company's individual disability income line of business under a 100% coinsurance agreement with a highly rated reinsurer. The coinsurance agreement became effective October 1, 1997. The transaction has resulted in the recognition of a $53.9 million pre-tax loss in the first quarter of 1997.

3.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                              1998
                                          --------------------------------------------
                                                      GROSS        GROSS
DECEMBER 31,                              AMORTIZED UNREALIZED   UNREALIZED     FAIR
(IN MILLIONS)                             COST (1)    GAINS        LOSSES      VALUE
----------------------------------------  --------  ----------   ----------   --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $  192.8   $   12.0     $   24.5    $  180.3
States and political subdivisions.......   2,408.9       83.0          5.2     2,486.7
Foreign governments.....................     107.9        7.7          4.5       111.1
Corporate fixed maturities..............   4,293.3      167.8         81.9     4,379.2
Mortgage-backed securities..............     517.9       11.5          2.8       526.6
                                          --------  ----------   ----------   --------
Total fixed maturities..................  $7,520.8   $  282.0     $  118.9    $7,683.9
                                          --------  ----------   ----------   --------
                                          --------  ----------   ----------   --------
Equity securities.......................  $  253.1   $  151.1     $    7.1    $  397.1
                                          --------  ----------   ----------   --------
                                          --------  ----------   ----------   --------

                                                              1997
                                          --------------------------------------------
                                                      GROSS        GROSS
DECEMBER 31,                              AMORTIZED UNREALIZED   UNREALIZED     FAIR
(IN MILLIONS)                             COST (1)    GAINS        LOSSES      VALUE
----------------------------------------  --------  ----------   ----------   --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $  265.3   $    9.5     $    0.9    $  273.9
States and political subdivisions.......   2,200.6       78.3          3.1     2,275.8
Foreign governments.....................     110.8        8.5          2.2       117.1
Corporate fixed maturities..............   4,041.6      175.1         12.2     4,204.5
Mortgage-backed securities..............     374.5        9.7          2.0       382.2
                                          --------  ----------   ----------   --------
Total fixed maturities..................  $6,992.8   $  281.1     $   20.4    $7,253.5
                                          --------  ----------   ----------   --------
                                          --------  ----------   ----------   --------
Equity securities.......................  $  341.1   $  141.9     $    4.0    $  479.0
                                          --------  ----------   ----------   --------
                                          --------  ----------   ----------   --------

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding general account liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 1998, the amortized cost and market value of assets on deposit in New York were $268.5 million and $284.1 million, respectively. At December 31, 1997, the amortized cost and market value of assets on deposit were $276.8 million and $291.7 million, respectively.

In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $105.4 million and $105.1 million were on deposit with various state and governmental authorities at December 31, 1998 and 1997, respectively.

There were no contractual fixed maturity investment commitments at December 31, 1998 and 1997, respectively.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                      1998
                                                              --------------------
DECEMBER 31,                                                  AMORTIZED     FAIR
(IN MILLIONS)                                                   COST       VALUE
------------------------------------------------------------  ---------   --------
Due in one year or less.....................................  $   384.7   $  391.5
Due after one year through five years.......................    2,309.4    2,341.2
Due after five years through ten years......................    2,173.3    2,199.6
Due after ten years.........................................    2,653.4    2,751.6
                                                              ---------   --------
Total.......................................................  $ 7,520.8   $7,683.9
                                                              ---------   --------
                                                              ---------   --------

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

FOR THE YEARS ENDED DECEMBER 31,                               PROCEEDS FROM    GROSS   GROSS
(IN MILLIONS)                                                 VOLUNTARY SALES   GAINS   LOSSES
------------------------------------------------------------  ---------------   ------  ------
1998
Fixed maturities............................................     $  993.3       $ 18.2  $ 11.9
Equity securities...........................................     $  276.4       $ 76.3  $  9.6

1997
Fixed maturities............................................     $1,894.8       $ 27.6  $ 16.2
Equity securities...........................................     $  145.5       $ 55.8  $  1.3

1996
Fixed maturities............................................     $2,432.8       $ 19.3  $ 30.5
Equity securities...........................................     $  228.1       $ 56.1  $  1.3

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                              EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED       SECURITIES
(IN MILLIONS)                                                 MATURITIES   AND OTHER (1)   TOTAL
------------------------------------------------------------  ----------   -------------   ------
1998
Net appreciation, beginning of year.........................    $122.6        $ 86.7       $209.3
                                                              ----------      ------       ------
Net (depreciation) appreciation on available-for-sale
 securities.................................................     (99.3)          4.4        (94.9)
Appreciation due to Allmerica P&C purchase of minority in
 interest of Citizens.......................................      10.7          10.7         21.4
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................       6.3        --              6.3
Provision for deferred federal income taxes and minority
 interest...................................................      38.7         (11.6)        27.1
                                                              ----------      ------       ------
                                                                 (43.6)          3.5        (40.1)
                                                              ----------      ------       ------
Net appreciation, end of year...............................    $ 79.0        $ 90.2       $169.2
                                                              ----------      ------       ------
                                                              ----------      ------       ------

1997
Net appreciation, beginning of year.........................    $ 71.3        $ 60.1       $131.4
                                                              ----------      ------       ------
Net appreciation (depreciation) on available-for-sale
 securities.................................................      83.2          (5.9)        77.3
Appreciation due to AFC purchase of minority interest of
 Allmerica P&C..............................................      50.7          59.6        110.3
Net depreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................     (16.7)       --            (16.7)
Provision for deferred federal income taxes and minority
 interest...................................................     (65.9)        (27.1)       (93.0)
                                                              ----------      ------       ------
                                                                  51.3          26.6         77.9
                                                              ----------      ------       ------
Net appreciation, end of year...............................    $122.6        $ 86.7       $209.3
                                                              ----------      ------       ------
                                                              ----------      ------       ------

                                                                              EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED       SECURITIES
(IN MILLIONS)                                                 MATURITIES   AND OTHER (1)   TOTAL
------------------------------------------------------------  ----------   -------------   ------
1996
Net appreciation, beginning of year.........................    $108.7        $ 44.3       $153.0
                                                              ----------      ------       ------
Net (depreciation) appreciation on available-for-sale
 securities.................................................     (94.1)         35.9        (58.2)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................      23.1        --             23.1
Provision for deferred federal income taxes and minority
 interest...................................................      33.6         (20.1)        13.5
                                                              ----------      ------       ------
                                                                 (37.4)         15.8        (21.6)
                                                              ----------      ------       ------
Net appreciation, end of year...............................    $ 71.3        $ 60.1       $131.4
                                                              ----------      ------       ------
                                                              ----------      ------       ------

(1) Includes net appreciation on other investments of $0.8 million, $1.8 million, and $0.6 million in 1998, 1997, and 1996, respectively.

B.  MORTGAGE LOANS AND REAL ESTATE

FAFLIC's mortgage loans and real estate are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made.

The carrying values of mortgage loans and real estate investments net of applicable reserves were as follows:

DECEMBER 31,
(IN MILLIONS)                                                  1998    1997
------------------------------------------------------------  ------  ------
Mortgage loans..............................................  $562.3  $567.5
Real estate held for sale...................................    20.4    50.3
                                                              ------  ------
Total mortgage loans and real estate........................  $582.7  $617.8
                                                              ------  ------
                                                              ------  ------

Reserves for mortgage loans were $11.5 million and $20.7 million at December 31, 1998 and 1997, respectively.

During 1997, the Company committed to a plan to dispose of all real estate assets by the end of 1998. At December 31, 1998, there were 7 properties remaining in the Company's portfolio, which are being actively marketed. As a result of the plan, during 1997 real estate assets with a carrying amount of $54.7 million were written down to the estimated fair value less cost of disposal of $50.3 million, and a net realized investment loss of $4.4 million was recognized. Depreciation is not recorded on these assets while they are held for disposal. There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 1998 and 1997. During 1996, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which had a fair value of $0.9 million.

There were no contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 1998. These commitments generally expire within one year.

Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                   1998     1997
------------------------------------------------------------  --------  ------
Property type:
  Office building...........................................    $304.4  $265.1
  Residential...............................................      52.8    66.6
  Retail....................................................     108.5   132.8
  Industrial/warehouse......................................     110.0   107.2
  Other.....................................................      18.5    66.8
  Valuation allowances......................................     (11.5)  (20.7)
                                                              --------  ------
Total.......................................................    $582.7  $617.8
                                                              --------  ------
                                                              --------  ------

Geographic region:
  South Atlantic............................................    $136.1  $173.4
  Pacific...................................................     155.1   152.8
  East North Central........................................      80.5   102.0
  Middle Atlantic...........................................      61.2    73.8
  West South Central........................................      54.7    34.9
  New England...............................................      60.7    46.9
  Other.....................................................      45.9    54.7
  Valuation allowances......................................     (11.5)  (20.7)
                                                              --------  ------
Total.......................................................    $582.7  $617.8
                                                              --------  ------
                                                              --------  ------

At December 31, 1998, scheduled mortgage loan maturities were as follows: 1999 -- $84.7 million; 2000 -- $131.6 million; 2001 -- $33.9 million; 2002 -- $28.4 million; 2003 -- $42.5 million; and $241.2 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 1998, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

C.  INVESTMENT VALUATION ALLOWANCES

Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the consolidated balance sheets and changes thereto are shown below.

FOR THE YEARS ENDED DECEMBER 31,                              BALANCE AT                             BALANCE AT
(IN MILLIONS)                                                 JANUARY 1    PROVISIONS   WRITE-OFFS   DECEMBER 31
------------------------------------------------------------  ----------   ----------   ----------   -----------
1998
Mortgage loans..............................................    $20.7        $(6.8)       $ 2.4         $11.5
                                                                -----        -----        -----         -----
                                                                -----        -----        -----         -----
1997
Mortgage loans..............................................    $19.6        $ 2.5        $ 1.4         $20.7
Real estate.................................................     14.9          6.0         20.9         --
                                                                -----        -----        -----         -----
    Total...................................................    $34.5        $ 8.5        $22.3         $20.7
                                                                -----        -----        -----         -----
                                                                -----        -----        -----         -----
1996
Mortgage loans..............................................    $33.8        $ 5.5        $19.7         $19.6
Real estate.................................................     19.6        --             4.7          14.9
                                                                -----        -----        -----         -----
    Total...................................................    $53.4        $ 5.5        $24.4         $34.5
                                                                -----        -----        -----         -----
                                                                -----        -----        -----         -----

Provisions on mortgages during 1998 reflect the release of redundant reserves. Write-offs of $20.9 million to the investment valuation allowance related to real estate in 1997 primarily reflect write downs to the estimated fair value less costs to sell pursuant to the aforementioned 1997 plan of disposal.

The carrying value of impaired loans was $22.0 million and $30.5 million, with related reserves of $6.0 million and $13.8 million as of December 31, 1998 and 1997, respectively. All impaired loans were reserved as of December 31, 1998 and 1997.

The average carrying value of impaired loans was $26.1 million, $30.8 million and $50.4 million, with related interest income while such loans were impaired of $3.2 million, $3.2 million and $5.8 million as of December 31, 1998, 1997 and 1996, respectively.

D.  FUTURES CONTRACTS

The Company purchases long futures contracts and sells short futures contracts on margin to hedge against interest rate fluctuations associated with the sale of Guaranteed Investment Contracts ("GICs"). The Company is exposed to interest rate risk from the time of sale of the GIC until the receipt of the deposit and purchase of the underlying asset to back the liability. Futures contract activity increased significantly in 1998 due to the increase in sale of GICs. The Company's exposure to credit risk under futures contracts is limited to the margin deposited with the broker. The Company only trades futures contracts with nationally recognized brokers, which the Company believes have adequate capital to ensure that there is minimal danger of default. The Company does not require collateral or other securities to support financial instruments with credit risk.

The notional amount of futures contracts outstanding at December 31, 1998 was $92.7 million. There were no futures contracts outstanding at December 31, 1997. The notional amounts of the contracts represent the extent of the Company's investment but not the future cash requirements, as the Company generally settles open positions prior to maturity. The maturity of all futures contracts outstanding is less than one year. The fair value of futures contracts outstanding was $92.5 million at December 31, 1998.

Gains and losses on hedge contracts related to interest rate fluctuations are deferred and recognized in income over the period being hedged corresponding to related guaranteed investment contracts. If instruments being hedged by futures contracts are disposed, any unamortized gains or losses on such contracts are included in the determination of the gain or loss from the disposition. Deferred hedging gains (losses) were $(1.8) million in 1998. There were no deferred hedging gains or losses in 1997. Gains and losses on hedge contracts that are deemed ineffective by the Company are realized immediately. There were $0.1 million of gains realized on ineffective hedges in 1998. There was no gain or loss in 1997 or 1996.

A reconciliation of the notional amount of futures contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                                         1998        1997       1996
---------------------------------------------------------------------------------  -----------  ---------  ---------
Contracts outstanding, beginning of year.........................................  $   --       $   (33.0) $    74.7
New contracts....................................................................      1,117.5       (0.2)      (1.1)
Contracts terminated.............................................................     (1,024.8)      33.2     (106.6)
                                                                                   -----------  ---------  ---------
Contracts outstanding, end of year...............................................  $      92.7  $  --      $   (33.0)
                                                                                   -----------  ---------  ---------
                                                                                   -----------  ---------  ---------

E.  FOREIGN CURRENCY SWAP CONTRACTS

The Company enters into foreign currency swap contracts with swap counterparties to hedge foreign currency exposure on specific fixed income securities. Interest and principal related to foreign fixed income securities payable in foreign currencies, at current exchange rates, are exchanged for the equivalent payment in U.S dollars translated at a specific currency exchange rate. The primary risk associated with these transactions is the inability of the counterparty to meet its obligation. The Company regularly assesses the financial strength of its counterparties and generally enters into forward or swap agreements with counterparties rated "A" or better by nationally recognized rating agencies. The Company's maximum exposure to counterparty credit risk is the difference between the foreign currency exchange rate, as agreed upon in the swap contract, and the foreign currency spot rate on the date of the exchange, as indicated by the fair value of the contract. The fair values of the foreign currency swap contracts outstanding were $1.2 million and $1.3 million at December 31, 1998 and 1997, respectively. Changes in the fair value of contracts are reported as an unrealized gain or loss, consistent with the underlying hedged security. The Company does not require collateral or other security to support financial instruments with credit risk.

The difference between amounts paid and received on foreign currency swap contracts is reflected in the net investment income related to the underlying assets and is not material in 1998, 1997 and 1996. Any gain or loss on the termination of swap contracts is deferred and recognized with any gain or loss on the hedged transaction. The Company had no deferred gain or loss on foreign currency swap contracts in 1998 or 1997.

A reconciliation of the notional amount of foreign currency swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                                             1998       1997       1996
--------------------------------------------------------------------------------------  ---------  ---------  ---------
Contracts outstanding, beginning of year..............................................  $    42.6  $    47.6  $    69.4
New contracts.........................................................................     --            5.0     --
Contracts expired.....................................................................     --          (10.0)     (21.8)
                                                                                        ---------  ---------  ---------
Contracts outstanding, end of year....................................................  $    42.6  $    42.6  $    47.6
                                                                                        ---------  ---------  ---------
                                                                                        ---------  ---------  ---------

Expected maturities of foreign currency swap contracts outstanding at December 31, 1998 are $24.0 million in 1999, $8.3 million in 2000 and $10.3 million thereafter. There are no expected maturities of such foreign currency swap contracts in 2001, 2002 and 2003.

F.  INTEREST RATE SWAP CONTRACTS

The Company enters into interest rate swap contracts to hedge exposure to interest rate fluctuations. Specifically, for floating rate GIC liabilities that are matched with fixed rate securities, the Company manages the interest rate risk by hedging with interest rate swap contracts. Under these swap contracts, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated on an agreed-upon notional principal amount. The use of interest rate swap contracts increased during 1998 due to the increase in floating rate GIC liabilities. As with foreign currency swap contracts, the primary risk associated with these transactions is the inability of the counterparty to meet its obligation. The Company regularly assesses the financial strength of its counterparties and generally enters into forward or swap agreements with counterparties rated "A" or better by nationally recognized rating agencies. Because the underlying principal of swap contracts is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged, which at December 31, 1998 was a net payable of $3.9 million. The Company does not require collateral or other security to support financial instruments with credit risk.

The net amount receivable or payable is recognized over the life of the swap contract as an adjustment to net investment income. The (decrease) or increase in net investment income related to interest rate swap contracts was $(2.8) million, $(0.4) million and $0.6 million for the years ended December 31, 1998, 1997, and 1996, respectively. The fair value of interest rate swap contracts outstanding were $(28.3) million and $(2.3) million at December 31, 1998 and 1997, respectively. Changes in the fair value of contracts are reported as an unrealized gain or loss, consistent with the underlying hedged security. Any gain or loss on the termination of interest rate swap contracts accounted for as hedges are deferred and recognized with the gain or loss on the hedged transaction. The Company had no deferred gain or loss on interest rate swap contracts in 1998 or 1997. A reconciliation of the notional amount of interest rate swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                                          1998       1997       1996
----------------------------------------------------------------------------------  ----------  ---------  ---------
Contracts outstanding, beginning of year..........................................  $    244.1  $     5.0  $    17.5
New contracts.....................................................................       873.5      244.7        5.0
Contracts expired.................................................................        (5.0)      (5.6)     (17.5)
                                                                                    ----------  ---------  ---------
Contracts outstanding, end of year................................................  $  1,112.6  $   244.1  $     5.0
                                                                                    ----------  ---------  ---------
                                                                                    ----------  ---------  ---------

Expected maturities of interest rate swap contracts outstanding at December 31, 1998 is $44.0 million in 2000, $234.5 million in 2002, $810.5 million in 2003 and $23.6 million thereafter. There are no expected maturities of interest rate contracts in 1999 or 2001.

G.  OTHER SWAP CONTRACTS

The Company enters into security return-linked and insurance portfolio-linked swap contracts for investment purposes. Under the security return-linked contracts, the Company agrees to exchange cash flows according to the performance of a specified security or portfolio of securities. Under the insurance portfolio-linked swap contracts, the Company agrees to exchange cash flows according to the performance of a specified underwriter's portfolio of insurance business. As with interest rate swap contracts, the primary risk associated with these transactions is the inability of the counterparty to meet its obligation. The Company regularly assesses the financial strength of its counterparties and generally enters into forward or swap agreements with counterparties rated "A" or better by nationally recognized rating agencies. Because the underlying principal of swap contracts is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged, which at December 31, 1998, was not material to the Company. The Company does not require collateral or other security to support financial instruments with credit risk.

In 1998, the Company also entered into credit default swap agreements. Under the terms of these agreements, the Company assumes the default risk of a specific high credit quality issuer in exchange for a stated annual premium. In the case of default, the Company will pay the counterparty par value for a pre-determined security of the issuer. The primary risk associated with these transactions is the default risk of the underlying companies. The Company regularly assesses the financial strength of the underlying companies and generally enters into default swap agreements for companies rated "A" or better by nationally recognized rating agencies.

The swap contracts are marked to market with any gain or loss recognized currently. The fair values of swap contracts outstanding were $(0.1) million at December 31, 1998 and 1997. The net amount receivable or payable under security-returned-linked and insurance portfolio-linked swap contracts is recognized when the contracts are marked to market. The net increase (decrease) in realized investment gains related to these contracts was $1.1 million in 1998 and $(1.6) million in 1997. There were no realized investment gains or losses on other swap contracts recognized in 1996.

The stated annual premium under credit default swap contracts is recognized currently in net investment income. The net increase to investment income related to credit default swap contracts was $0.2 million in 1998. There was no investment income recognized in 1997 and 1996.

A reconciliation of the notional amount of other swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                                           1998       1997       1996
------------------------------------------------------------------------------------  ---------  ---------  ---------
Contracts outstanding, beginning of year............................................  $    15.0  $    58.6  $  --
New contracts.......................................................................      266.3      192.1       58.6
Contracts expired...................................................................      (26.3)    (211.6)    --
Contracts terminated................................................................     --          (24.1)    --
                                                                                      ---------  ---------  ---------
Contracts outstanding, end of year..................................................  $   255.0  $    15.0  $    58.6
                                                                                      ---------  ---------  ---------
                                                                                      ---------  ---------  ---------

Expected maturities of other swap contracts outstanding at December 31, 1998 are as follows: $115.0 million in 1999, $115.0 million in 2000 and $25.0 million in 2001. There are no expected maturities of such other swap contracts in 2002 or 2003.

H.  OTHER

At December 31, 1998, FAFLIC had no concentration of investments in a single investee exceeding 10% of shareholders' equity. At December 31, 1997, FAFLIC had no concentration of investments in a single investee exceeding 10% of shareholder's equity, except for investments with the U.S. Treasury with a carrying value of $262.4 million.

4.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Fixed maturities............................................  $530.8  $541.9  $553.8
Mortgage loans..............................................    58.3    57.5    69.5
Equity securities...........................................     7.4    10.6    11.1
Policy loans................................................    11.9    10.9    10.3
Real estate.................................................     7.2    20.1    40.8
Other long-term investments.................................    (0.5)   12.4    19.9
Short-term investments......................................    14.3    12.8    10.6
                                                              ------  ------  ------
Gross investment income.....................................   629.4   666.2   716.0
Less investment expenses....................................   (15.7)  (24.4)  (45.2)
                                                              ------  ------  ------
Net investment income.......................................  $613.7  $641.8  $670.8
                                                              ------  ------  ------
                                                              ------  ------  ------

At December 31, 1998, there was one mortgage loan on non-accrual status which had an outstanding principal balance of $4.3 million. This loan was restructured and fully impaired. There were no fixed maturities which were on non-accrual status at December 31, 1998. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, had no impact in 1998 and 1997, and reduced net income by $0.5 million in 1996.

The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $28.7 million, $40.3 million and $51.3 million at December 31, 1998, 1997 and 1996, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $3.3 million, $3.9 million and $7.7 million in 1998, 1997 and 1996, respectively. Actual interest income on these loans included in net investment income aggregated $3.3 million, $4.2 million and $4.5 million in 1998, 1997 and 1996, respectively.

There were no fixed maturities which were non-income producing for the year ended December 31, 1998. There was one mortgage loan which was non-income producing for the year ended December 31, 1998, which had an outstanding principal balance of $4.3 million and was fully impaired.

Included in other long-term investments is a loss from limited partnerships of $7.5 million in 1998, and income of $7.8 million and $13.7 million in 1997 and 1996, respectively.

B.  REALIZED INVESTMENT GAINS AND LOSSES

Realized gains (losses) on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
------------------------------------------------------------  ---------  ---------  ---------
Fixed maturities............................................  $   (11.8) $    14.7  $    (9.7)
Mortgage loans..............................................        8.8       (1.2)      (2.4)
Equity securities...........................................       66.6       53.6       54.8
Real estate.................................................       13.7       12.8       21.1
Other.......................................................      (14.7)      (3.4)       3.0
                                                              ---------  ---------  ---------
Net realized investment gains...............................  $    62.6  $    76.5  $    66.8
                                                              ---------  ---------  ---------
                                                              ---------  ---------  ---------

C.  OTHER COMPREHENSIVE INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized gains to the net balance shown in the Statement of Comprehensive Income:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
------------------------------------------------------------  ---------  ---------  ---------
Unrealized gains on securities:
Unrealized holding gains arising during period, (net of
 taxes and minority interest of $(20.8) million, $123.7
 million and $10.7 million in 1998, 1997 and 1996,
 respectively)..............................................  $    (6.8) $   115.5  $    (0.7)
Less: reclassification adjustment for gains included in net
 income (net of taxes and minority interest of $21.5
 million, $30.7 million and $24.2 million in 1998, 1997 and
 1996, respectively)........................................       33.3       37.6       20.9
                                                              ---------  ---------  ---------
Other comprehensive income..................................  $   (40.1) $    77.9  $   (21.6)
                                                              ---------  ---------  ---------
                                                              ---------  ---------  ---------

5.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement No. 107, "Disclosures about Fair Value of Financial Instruments", requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments which have comparable terms and credit quality. Included in the fair value of fixed maturities are swap contracts used to hedge fixed maturities with a fair value of $(27.1) million at December 31, 1998. Fair values of interest rate futures were not material at December 31, 1997.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans are limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the consolidated balance sheets approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under guaranteed investment type contracts are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued. Other liabilities are based on surrender values.

DEBT

The carrying value of short-term debt reported in the balance sheet approximates fair value. The fair value of long-term debt was estimated using market quotes, when available, and, when not available, discounted cash flow analyses.

The estimated fair values of the financial instruments were as follows:

                                                                     1998                1997
                                                              ------------------  ------------------
DECEMBER 31,                                                  CARRYING    FAIR    CARRYING    FAIR
(IN MILLIONS)                                                  VALUE     VALUE     VALUE     VALUE
------------------------------------------------------------  --------  --------  --------  --------
FINANCIAL ASSETS
  Cash and cash equivalents.................................  $  504.0  $  504.0  $  213.9  $  213.9
  Fixed maturities..........................................   7,683.9   7,683.9   7,253.5   7,253.5
  Equity securities.........................................     397.1     397.1     479.0     479.0
  Mortgage loans............................................     562.3     587.1     567.5     597.0
  Policy loans..............................................     154.3     154.3     141.9     141.9
                                                              --------  --------  --------  --------
                                                              $9,301.6  $9,326.4  $8,655.8  $8,685.3
                                                              --------  --------  --------  --------
                                                              --------  --------  --------  --------
FINANCIAL LIABILITIES
  Guaranteed investment contracts...........................  $1,791.8  $1,830.8  $  985.2  $1,004.7
  Supplemental contracts without life contingencies.........      37.3      37.3      22.4      22.4
  Dividend accumulations....................................      88.4      88.4      87.8      87.8
  Other individual contract deposit funds...................      61.6      61.1      57.9      55.7
  Other group contract deposit funds........................     700.4     704.0     714.8     715.5
  Individual annuity contracts..............................   1,110.6   1,073.6     907.4     882.2
  Short-term debt...........................................     221.3     221.3      33.0      33.0
  Long-term debt............................................     --        --          2.6       2.6
                                                              --------  --------  --------  --------
                                                              $4,011.4  $4,016.5  $2,811.1  $2,803.9
                                                              --------  --------  --------  --------
                                                              --------  --------  --------  --------

6.  CLOSED BLOCK

Included in other income in the Consolidated Statement of Income in 1998, 1997 and 1996 is a net pre-tax contribution from the Closed Block of $10.4 million, $9.1 million and $8.6 million, respectively. Summarized financial information of the Closed Block as of December 31, 1998 and 1997 and for the period ended December 31, 1998, 1997 and 1996 is as follows:

DECEMBER 31,
(IN MILLIONS)                                                  1998    1997
------------------------------------------------------------  ------  ------
Assets
  Fixed maturities, at fair value (amortized cost of $399.1
    and $400.1, respectively)...............................  $414.2  $412.9
  Mortgage loans............................................   136.0   112.0
  Policy loans..............................................   210.9   218.8
  Cash and cash equivalents.................................     9.4    25.1
  Accrued investment income.................................    14.1    14.1
  Deferred policy acquisition costs.........................    15.6    18.2
  Other assets..............................................     2.9     5.6
                                                              ------  ------
Total assets................................................  $803.1  $806.7
                                                              ------  ------
                                                              ------  ------
Liabilities
  Policy liabilities and accruals...........................  $862.9  $875.1
  Other liabilities.........................................     9.1    10.4
                                                              ------  ------
Total liabilities...........................................  $872.0  $885.5
                                                              ------  ------
                                                              ------  ------

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
------------------------------------------------------------  --------   --------   --------
Revenues
    Premiums................................................  $   55.4   $   58.3   $   61.7
    Net investment income...................................      53.3       53.4       52.6
    Realized investment loss................................       0.1        1.3       (0.7)
                                                              --------   --------   --------
Total revenues..............................................     108.8      113.0      113.6
Benefits and expenses
    Policy benefits.........................................      95.0      100.5      101.2
    Policy acquisition expenses.............................       2.7        3.0        3.2
    Other operating expenses................................       0.7        0.4        0.6
                                                              --------   --------   --------
Total benefits and expenses.................................      98.4      103.9      105.0
                                                              --------   --------   --------
Contribution from the Closed Block..........................  $   10.4   $    9.1   $    8.6
                                                              --------   --------   --------
                                                              --------   --------   --------
Cash flows
  Cash flows from operating activities:
    Contribution from the Closed Block......................  $   10.4   $    9.1   $    8.6
    Change in deferred policy acquisition costs, net........       2.6        2.9        3.4
    Change in premiums and other receivables................       0.3      --           0.2
    Change in policy liabilities and accruals...............     (13.5)     (11.6)     (13.9)
    Change in accrued investment income.....................     --           0.2        2.3
    Deferred Taxes..........................................       0.1       (5.1)       1.0
    Change in other assets..................................       2.4       (2.9)      (1.6)
    Change in expenses and taxes payable....................      (2.9)      (2.0)       1.7
    Other, net..............................................      (0.1)      (1.2)       1.4
                                                              --------   --------   --------
  Net cash (used in) provided by operating activities.......      (0.7)     (10.6)       3.1
  Cash flows from investing activities:
    Sales, maturities and repayments of investments.........      83.6      161.6      188.1
    Purchases of investments................................    (106.5)    (161.4)    (196.9)
    Other, net..............................................       7.9       11.4       12.2
                                                              --------   --------   --------
  Net cash provided by (used in) investing activities.......     (15.0)      11.6        3.4
                                                              --------   --------   --------
Net increase in cash and cash equivalents...................     (15.7)       1.0        6.5
Cash and cash equivalents, beginning of year................      25.1       24.1       17.6
                                                              --------   --------   --------
Cash and cash equivalents, end of year......................  $    9.4   $   25.1   $   24.1
                                                              --------   --------   --------
                                                              --------   --------   --------

There are no valuation allowances on mortgage loans in the Closed Block at December 31, 1998, 1997 or 1996, respectively.

Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside the Closed Block.

7.  DEBT

Short and long-term debt consisted of the following:

DECEMBER 31,
(IN MILLIONS)                                                  1998   1997
------------------------------------------------------------  ------  -----
Short-Term
    Commercial paper........................................  $  41.3 $32.6
    Borrowings under bank credit facility...................    150.0  --
    Repurchase agreements...................................     30.0  --
    Other...................................................    --      0.4
                                                              ------  -----
Total short-term debt.......................................  $ 221.3 $33.0
                                                              ------  -----
                                                              ------  -----
Long-term debt..............................................  $ --    $ 2.6
                                                              ------  -----
                                                              ------  -----

FAFLIC issues commercial paper primarily to manage imbalances between operating cash flows and existing commitments. Commercial paper borrowing arrangements are supported by a credit agreement. At December 31, 1998, the weighted average interest rate for outstanding commercial paper was approximately 5.34%.

Effective December 4, 1998, the Company entered into a credit agreement that expired on February 5, 1999. Borrowings under this agreement were unsecured and incurred interest at a rate per annum equal to the eurodollar rate plus applicable margin. Borrowings outstanding under this credit facility at December 31, 1998 were $150.0 million.

During 1998 and 1996, the Company utilized repurchase agreements to finance certain investments. The 1996 repurchase agreements were settled by the end of 1996.

In October, 1995, AFC issued $200.0 million face amount of Senior Debentures for proceeds of $197.2 million net of discounts and issuance costs. These securities have an effective interest rate of 7.65%, and mature on October 16, 2025. Interest is payable semiannually on October 15 and April 15 of each year. The Senior Debentures are subject to certain restrictive covenants, including limitations on issuance of or disposition of stock of restricted subsidiaries and limitations on liens. AFC is in compliance with all covenants. The primary source of cash for repayment of the debt by AFC is dividends from FAFLIC and APY. Interest expense was $7.3 million, $3.6 million and $16.8 million in 1998, 1997 and 1996, respectively. Interest paid on the credit agreement was approximately $0.7 million in 1998 and $2.8 million in 1997. Interest expense during 1996 also included $11.0 million related to interest payments on repurchase agreements. All interest expense is recorded in other operating expenses.

8.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of SFAS No. 109. A summary of the federal income tax expense (benefit) in the consolidated statements of income is shown below:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998     1997    1996
------------------------------------------------------------  -------   -----  -------
Federal income tax expense (benefit)
    Current.................................................  $  67.6   $83.3  $  96.8
    Deferred................................................    (15.4)   14.2    (15.7)
                                                              -------   -----  -------
Total.......................................................  $  52.2   $97.5  $  81.1
                                                              -------   -----  -------
                                                              -------   -----  -------

The federal income taxes attributable to the consolidated results of operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate. The sources of the difference and the tax effects of each were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Expected federal income tax expense.........................  $100.9  $131.8  $122.3
    Tax-exempt interest.....................................   (38.9)  (37.9)  (35.3)
    Differential earnings amount............................    --      --     (10.2)
    Dividend received deduction.............................    (5.1)   (3.2)   (1.6)
    Changes in tax reserve estimates........................     2.3     7.8     4.7
    Tax credits.............................................    (8.5)   (2.7)
    Other, net..............................................     1.5     1.7     1.2
                                                              ------  ------  ------
Federal income tax expense..................................  $ 52.2  $ 97.5  $ 81.1
                                                              ------  ------  ------
                                                              ------  ------  ------

Until conversion to a stock life insurance company, FAFLIC, as a mutual company, reduced its deduction for policyholder dividends by the differential earnings amount. This amount was computed, for each tax year, by multiplying the average equity base of the FAFLIC/AFLIAC consolidated group, as determined for tax purposes, by the estimate of an excess of an imputed earnings rate over the average mutual life insurance companies' earnings rate. The differential earnings amount for each tax year was subsequently recomputed when actual earnings rates were published by the Internal Revenue Service (IRS). The differential earnings amount included in 1996 related to an adjustment for the 1994 tax year based on the actual mutual life insurance companies' earnings rate issued by the IRS in 1996. As a stock life company, FAFLIC is no longer required to reduce its policyholder dividend deduction by the differential earnings amount.

The deferred income tax (asset) liability represents the tax effects of temporary differences attributable to the Company's consolidated federal tax return group. Its components were as follows:

DECEMBER 31,
(IN MILLIONS)                                                   1998       1997
------------------------------------------------------------  --------   --------
Deferred tax (assets) liabilities
    AMT carryforwards.......................................  $  (16.8)  $  (15.6)
    Loss reserve discounting................................    (406.6)    (391.6)
    Deferred acquisition costs..............................     345.8      291.8
    Employee benefit plans..................................     (45.3)     (48.0)
    Investments, net........................................     121.7      175.4
    Bad debt reserve........................................      (1.8)     (14.3)
    Litigation reserve......................................     (10.9)     --
    Other, net..............................................      (5.5)      15.2
                                                              --------   --------
Deferred tax (asset) liability, net.........................  $  (19.4)  $   12.9
                                                              --------   --------
                                                              --------   --------

Gross deferred income tax assets totaled $486.9 million and $469.5 million at December 31, 1998 and 1997, respectively. Gross deferred income tax liabilities totaled $467.5 million and $482.4 million at December 31, 1998 and 1997, respectively.

The Company believes, based on the its recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, the Company considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary. At December 31, 1998, there are available alternative minimum tax credit carryforwards of $16.8 million.

The Company's federal income tax returns are routinely audited by the IRS, and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/ AFLIAC consolidated group's federal income tax returns through 1994. The IRS has also examined the former Allmerica P&C consolidated group's federal income tax returns through 1991. The Company has appealed certain adjustments proposed by the IRS with respect to the federal income tax returns for 1992,1993 and 1994 for the FAFLIC/AFLIAC consolidated group. Also, certain adjustments proposed by the IRS with respect to FAFLIC/ AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. If upheld, these adjustments would result in additional payments; however, the Company will vigorously defend its position with respect to these adjustments. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

9.  PENSION PLANS

FAFLIC provides retirement benefits to substantially all of its employees under a defined benefit pension plan. This plan is based on a defined benefit cash balance formula, whereby the Company annually provides an allocation to each eligible employee based on a percentage of that employee's salary, similar to a defined contribution plan arrangement. The 1998, 1997 and 1996 allocations were based on 7.0% of each eligible employee's salary. In addition to the cash balance allocation, certain transition group employees, who have met specified age and service requirements as of December 31, 1994, are eligible for a grandfathered benefit based primarily on the employees' years of service and compensation during their highest five consecutive plan years of employment. The Company's policy for the plans is to fund at least the minimum amount required by the Employee Retirement Income Security Act of 1974.

Components of net periodic pension cost were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998      1997      1996
------------------------------------------------------------  -------   -------   -------
Service cost -- benefits earned during the year.............  $  19.0   $  19.9   $  19.0
Interest cost...............................................     25.5      23.5      21.9
Expected return on plan assets..............................    (34.9)    (31.2)    (28.3)
Recognized net actuarial loss (gain)........................      0.4       0.1      (0.4)
Amortization of transition asset............................     (1.8)     (1.9)     (1.9)
Amortization of prior service cost..........................     (1.7)     (2.0)     (2.3)
                                                              -------   -------   -------
Net periodic pension cost...................................  $   6.5   $   8.4   $   8.0
                                                              -------   -------   -------
                                                              -------   -------   -------

The following table summarizes the status of the pension plan. At December 31, 1998 and 1997 the plan's assets exceeded its projected benefit obligations.

DECEMBER 31,
(IN MILLIONS)                                                  1998    1997
------------------------------------------------------------  ------  ------
Change in benefit obligations:
    Projected benefit obligation at beginning of year.......  $370.4  $344.2
    Service cost -- benefits earned during the year.........    19.0    19.9
    Interest cost...........................................    25.5    23.5
    Actuarial losses........................................    20.4     0.3
    Benefits paid...........................................   (21.1)  (17.5)
                                                              ------  ------
    Projected benefit obligation at end of year.............  $414.2  $370.4
                                                              ------  ------
                                                              ------  ------
Change in plan assets:
    Fair value of plan assets at beginning of year..........  $395.5  $347.8
    Actual return on plan assets............................    67.2    65.2
    Benefits paid...........................................   (21.1)  (17.5)
                                                              ------  ------
    Fair value of plan assets at end of year................   441.6   395.5
                                                              ------  ------
    Funded status of the plan...............................    27.4    25.1
    Unrecognized transition obligation......................   (23.9)  (26.2)
    Unamortized prior service cost..........................   (11.0)  (13.9)
    Unrecognized net actuarial gains........................   (54.9)  (44.9)
                                                              ------  ------
        Net pension liability...............................  $(62.4) $(59.9)
                                                              ------  ------
                                                              ------  ------

As a result of AFC's merger with APY, certain pension liabilities were reduced by $11.7 million in 1997, to reflect their fair value as of the purchase date. These pension liabilities were reduced by $10.3 million in 1998, which reflects fair value, net of applicable amortization. Determination of the projected benefit obligations was based on a weighted average discount rate of 6.5% and 7.0% in 1998 and 1997, respectively, and the assumed long-term rate of return on plan assets was 9.0% in both 1998 and 1997. The actuarial present value of the projected benefit obligations was determined using assumed rates of increase in future compensation levels ranging from 5.0% to 5.5%. Plan assets are invested primarily in various separate accounts and the general account of FAFLIC. Plan assets also include 973,262 shares of AFC Common Stock at both December 31, 1998 and 1997, with a market value of $56.3 million and $48.6 million at December 31, 1998 and 1997, respectively.

The Company has a defined contribution 401(k) plan for its employees, whereby the Company matches employee elective 401(k) contributions, up to a maximum percentage determined annually by the Board of Directors. During 1998, 1997 and 1996, the Company matched 50% of employees' contributions up to 6.0% of eligible compensation. The total expenses related to this plan was $5.6 million, $3.3 million and $5.5 million, in 1998, 1997 and 1996, respectively. In addition to this plan, the Company has a defined contribution plan for substantially all of its agents. The Plan expense in 1998, 1997 and 1996 was $3.0 million, $2.8 million and $2.0 million, respectively.

On January 1, 1998, substantially all of the aforementioned defined benefit and defined contribution 401k plans were merged with the existing benefit plans of FAFLIC. The merger of benefit plans resulted in a $5.9 million change of interest adjustment to additional paid in capital during 1998. The change of interest adjustment arose from FAFLIC's forgiveness of certain Allmerica P&C benefit plan liabilities attributable to Allmerica P&C's minority interest.

10.  OTHER POSTRETIREMENT BENEFIT PLANS

In addition to the Company's pension plans, the Company currently provides postretirement medical and death benefits to certain full-time employees and dependents, under several plans sponsored by FAFLIC. Generally, employees become eligible at age 55 with at least 15 years of service. Spousal coverage is generally provided for up to two years after death of the retiree. Benefits include hospital, major medical, and a payment at death equal to retirees' final compensation up to certain limits. Effective January 1, 1996, the Company revised these benefits so as to establish limits on future benefit payments and to restrict eligibility to current employees. The medical plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

The plan changes, effective January 1, 1996, resulted in a negative plan amendment (change in eligibility and medical benefits) of $26.8 million and curtailment (no future increases in life insurance) of $5.3 million. The negative plan amendment will be amortized as prior service cost over the average number of years to full eligibility (approximately 9 years or $3.0 million per year). Of the $5.3 million curtailment gain, $3.3 million has been deducted from unrecognized loss and $2.0 million has been recorded as a reduction of the net periodic postretirement benefit expense.

The plans' funded status reconciled with amounts recognized in the Company's consolidated balance sheet were as follows:

DECEMBER 31,
(IN MILLIONS)                                                  1998    1997
------------------------------------------------------------  ------  ------
Change in benefit obligation:
    Accumulated postretirement benefit obligation at
      beginning of year.....................................  $ 71.8  $ 72.3
    Service cost............................................     3.1     3.0
    Interest cost...........................................     5.1     4.6
    Actuarial losses........................................     7.6    (4.7)
    Benefits paid...........................................    (3.6)   (3.4)
                                                              ------  ------
    Accumulated postretirement benefit obligation at end of
      year..................................................    84.0    71.8
    Fair value of plan assets at end of year................    --      --
                                                              ------  ------
    Funded status of the plan...............................   (84.0)  (71.8)
    Unamortized prior service cost..........................   (12.9)  (15.3)
    Unrecognized net actuarial losses.......................     7.5     0.8
                                                              ------  ------
    Accumulated postretirement benefit costs................  $(89.4) $(86.3)
                                                              ------  ------
                                                              ------  ------

The components of net periodic postretirement benefit expense were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998     1997     1996
------------------------------------------------------------  ------   ------   ------
Service cost................................................  $  3.1   $  3.0   $  3.2
Interest cost...............................................     5.1      4.6      4.6
Recognized net actuarial loss (gain)........................     0.1     (0.1)     0.2
Amortization of prior service cost..........................    (2.4)    (2.7)    (3.0)
                                                              ------   ------   ------
Net periodic postretirement benefit cost....................  $  5.9   $  4.8   $  5.0
                                                              ------   ------   ------
                                                              ------   ------   ------

As a result of AFC's merger with APY in 1997, certain postretirement liabilities were reduced by $6.1 million to reflect their fair value as of the purchase date. These postretirement liabilities were reduced by $5.4 million in 1998, which reflects fair value, net of applicable amortization.

For purposes of measuring the accumulated postretirement benefit obligation at December 31, 1998, health care costs were assumed to increase 7.0% in 1999, declining thereafter until the ultimate rate of 5.5% is reached in 2001 and remains at that level thereafter. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation at December 31, 1998 by $5.7 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 1998 by $0.7 million. Conversely, decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation at December 31, 1998 by $5.2 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 1998 by $0.6 million.

The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 6.5% and 7.0% at December 31, 1998 and 1997. In addition, the actuarial present value of the accumulated postretirement benefit obligation was determined using an assumed rate of increase in future compensation levels of 5.5% for FAFLIC agents.

On January 1, 1998, substantially all of the aforementioned postretirement medical and death benefits plans were merged with the existing benefit plans of FAFLIC. The merger of benefit plans resulted in a $3.8 million change of interest adjustment to additional paid in capital during 1998. The change of interest adjustment arose from FAFLIC's forgiveness of certain Allmerica P&C benefit plan liabilities attributable to Allmerica P&C's minority interest.

11.  DIVIDEND RESTRICTIONS

Massachusetts, Delaware, New Hampshire and Michigan have enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of FAFLIC, AFLIAC, Hanover and Citizens, respectively.

Dividends from FAFLIC and Allmerica P&C (Hanover) are the primary source of cash flow for AFC.

Massachusetts' statute limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company), or its net income for the preceding calendar year (if such insurer is not a life company). In addition, under Massachusetts law, no domestic insurer shall pay a dividend or make any distribution to its shareholders from other than unassigned funds unless the Commissioner shall have approved such dividend or distribution. During 1998, FAFLIC paid dividends of $50.0 million to AFC. No dividends were declared by FAFLIC to AFC during 1997 or 1996 During 1999, FAFLIC could pay dividends of $116.4 million to AFC without prior approval of the Commissioner.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance. No dividends were declared by AFLIAC to FAFLIC during 1998, 1997 or 1996. During 1999, AFLIAC could pay dividends of $26.1 million to FAFLIC without prior approval.

Pursuant to New Hampshire's statute, the maximum dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the New Hampshire Insurance Commissioner, is limited to 10% of such insurer's statutory policyholder surplus as of the preceding December 31. Hanover declared dividends to Allmerica P&C totaling, $125.0 million, $120.0 million and $105.0 million during 1998, 1997 and 1996, respectively. During 1999, the maximum dividend and other distributions that could be paid to Allmerica P&C by Hanover, without prior approval of the Insurance Commissioner, is approximately $1.6 million, which considers an extraordinary dividend of $125.0 million declared on March 12, 1998. The allowable dividend without prior approval will increase to $126.6 million on March 12, 1999.

Pursuant to Michigan's statute, the maximum dividends and other distributions that an insurer may pay in any twelve month period, without prior approval of the Michigan Insurance Commissioner, is limited to the greater of 10% of policyholders' surplus as of December 31 of the immediately preceding year or the statutory net income less realized gains, for the immediately preceding calendar year. Citizens Insurance paid dividends to Citizens Corporation totaling $200.0 million and $6.3 million during 1998 and 1996, respectively. A $180.0 million extraordinary dividend was approved by the Commissioner in 1998. No dividends were declared by Citizens Insurance during 1997. During 1999, Citizens Insurance can declare no dividends to Citizens Corporation without prior approval of the Michigan Insurance Commissioner as a result of the $180.0 million extraordinary dividend declared on December 21, 1998.

12.  SEGMENT INFORMATION

The Company offers financial products and services in two major areas: Risk Management and Retirement and Asset Accumulation. Within these broad areas, the Company conducts business principally in four operating segments.

Effective January 1, 1998, the Company adopted Statement No. 131. Upon adoption, the separate financial information of each segment was re-defined consistent with the way results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance. A summary of the significant changes in reportable segments is included below.

The Risk Management group includes two segments: Property and Casualty and Corporate Risk Management Services. The Property and Casualty segment includes property and casualty insurance products, such as automobile insurance, homeowners insurance, commercial multiple peril insurance, and workers' compensation insurance. These products are offered by Allmerica P&C through its operating subsidiaries, Hanover and Citizens. Substantially all of the Property and Casualty segment's earnings are generated in Michigan and the Northeast (Connecticut, Massachusetts, New York, New Jersey, New Hampshire, Rhode Island, Vermont and Maine). The Corporate Risk Management Services segment includes group life and health insurance products and services which assist employers in administering employee benefit programs and in managing the related risks.

The Retirement and Asset Accumulation group includes two segments: Allmerica Financial Services and Allmerica Asset Management. The Allmerica Financial Services segment includes variable annuities, variable universal life and traditional life insurance products distributed via retail channels as well as group retirement products, such as defined benefit and 401(k) plans and tax-sheltered annuities distributed to institutions. Through its Allmerica Asset Management segment, the Company offers its customers the option of investing in three types of GICs; the traditional GIC, the synthetic GIC and the floating rate GIC. This segment is also a Registered Investment Advisor providing investment advisory services, primarily to affiliates, and to other institutions, such as insurance companies and pension plans. In addition to the four operating segments, the Company has a Corporate segment, which consists primarily of cash, investments, corporate debt, Capital Securities and corporate overhead expenses. Corporate overhead expenses reflect costs not attributable to a particular segment, such as those generated by certain officers and directors, Corporate Technology, Corporate Finance, Human Resources and the legal department.

Significant changes to the Company's segmentation include a reclassification of corporate overhead expenses from each operating segment into the Corporate segment. Additionally, certain products (group retirement products, such as 401(k) plans and tax-sheltered annuities, group variable universal life) and certain other non-insurance operations (telemarketing and trust services) previously reported in the Allmerica Financial Institutional Services segment were combined with the Allmerica Financial Services segment. Also, the Company reclassified the GIC product line previously reported in the Allmerica Financial Institutional Services segment into the Allmerica Asset Management segment.

Management evaluates the results of the aforementioned segments based on pre-tax segment income. Pre-tax segment income is determined by adjusting net income for net realized investment gains and losses, net gains and losses on disposals of businesses, extraordinary items, the cumulative effect of accounting changes and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of pre-tax segment income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business. However, pre-tax segment income should not be construed as a substitute for net income determined in accordance with generally accepted accounting principles.

Summarized below is financial information with respect to business segments:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998      1997      1996
------------------------------------------------------------  --------  --------  --------
Segment revenues:
  Risk Management
    Property and Casualty...................................  $2,204.8  $2,211.0  $2,145.8
    Corporate Risk Management Services......................     412.9     405.4     370.7
                                                              --------  --------  --------
        Subtotal............................................   2,617.7   2,616.4   2,516.5
                                                              --------  --------  --------
  Retirement and Asset Accumulation
    Allmerica Financial Services............................     721.2     709.7     700.0
    Allmerica Asset Management..............................     121.7      91.1     110.5
                                                              --------  --------  --------
        Subtotal............................................     842.9     800.8     810.5
                                                              --------  --------  --------
  Corporate.................................................       2.3       5.5       5.2
  Intersegment revenues.....................................      (7.6)    (11.6)    (13.8)
                                                              --------  --------  --------
    Total segment revenues including Closed Block...........   3,455.2   3,411.1   3,318.4
                                                              --------  --------  --------
  Adjustment to segment revenues:
    Adjustment for Closed Block.............................     (98.4)   (102.6)   (105.7)
    Net realized gains......................................      62.6      75.6      66.8
                                                              --------  --------  --------
        Total revenues......................................  $3,419.4  $3,384.2  $3,279.5
                                                              --------  --------  --------
                                                              --------  --------  --------

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Segment income (loss) before income taxes and minority
 interest:
  Risk Management
    Property and Casualty...................................  $151.4  $172.9  $170.7
    Corporate Risk Management Services......................     7.8    27.0    28.3
                                                              ------  ------  ------
        Subtotal............................................   159.2   199.9   199.0
                                                              ------  ------  ------
  Retirement and Asset Accumulation
    Allmerica Financial Services............................   166.6   134.6   106.8
    Allmerica Asset Management..............................    23.7    18.4    11.5
                                                              ------  ------  ------
        Subtotal............................................   190.3   153.0   118.3
                                                              ------  ------  ------
  Corporate.................................................   (45.3)  (44.6)  (36.6)
                                                              ------  ------  ------
    Segment income before income taxes and minority
      interest..............................................   304.2   308.3   280.7
                                                              ------  ------  ------
  Adjustments to segment income:
    Net realized investment gains, net of amortization......    53.9    78.7    69.6
    Sales practice litigation expense.......................   (31.0)   --      --
    Loss on exiting reinsurance pools.......................   (25.3)
    Gain from change in mortality assumptions...............    --      47.0    --
    Loss on cession of disability income business...........    --     (53.9)   --
    Restructuring costs.....................................   (13.0)   --      --
    Other items.............................................     (.7)   (3.2)   (1.1)
                                                              ------  ------  ------
  Income before taxes and minority interest.................  $288.1  $376.9  $349.2
                                                              ------  ------  ------
                                                              ------  ------  ------

DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1998     1997
------------------------------------------------------------  ---------  ---------  --------  ------
                                                                                        DEFERRED
                                                                                      ACQUISITION
                                                              IDENTIFIABLE ASSETS        COSTS
Risk Management
    Property and Casualty...................................  $ 5,649.0  $ 5,650.4  $  164.9  $167.2
    Corporate Risk Management Services......................      567.8      619.8       2.6     2.9
                                                              ---------  ---------  --------  ------
        Subtotal............................................    6,216.8    6,270.2     167.5   170.1
Retirement and Asset Accumulation
    Allmerica Financial Services............................   19,407.3   15,159.2     993.1   794.5
    Allmerica Asset Management..............................    1,810.9    1,035.1       0.6     0.9
                                                              ---------  ---------  --------  ------
        Subtotal............................................   21,218.2   16,194.3     993.7   795.4
    Corporate...............................................       29.6       26.9     --       --
                                                              ---------  ---------  --------  ------
        Total...............................................  $27,464.6  $22,491.4  $1,161.2  $965.5
                                                              ---------  ---------  --------  ------
                                                              ---------  ---------  --------  ------

13.  LEASE COMMITMENTS

Rental expenses for operating leases, principally with respect to buildings, amounted to $34.9 million, $33.6 million and $34.9 million in 1998, 1997 and 1996, respectively. At December 31, 1998, future minimum rental payments under non-cancelable operating leases were approximately $73.5 million, payable as follows: 1999 -- $28.6 million; 2000 -- $21.0 million; 2001 -- $13.8 million;
2002 -- $6.9 million; and $3.2 million thereafter. It is expected that, in the normal course of business, leases that expire will be renewed or replaced by leases on other property and equipment; thus, it is anticipated that future minimum lease commitments will not be less than the amounts shown for 1999.

14.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from catastrophes or other events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short Duration and Long Duration Contracts".

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

The Company is subject to concentration of risk with respect to reinsurance ceded to various residual market mechanisms. As a condition to the ability to conduct certain business in various states, the Company is required to participate in various residual market mechanisms and pooling arrangements which provide various insurance coverages to individuals or other entities that are otherwise unable to purchase such coverage voluntarily provided by private insurers. These market mechanisms and pooling arrangements include the Massachusetts Commonwealth Automobile Reinsurers ("CAR"), the Maine Workers' Compensation Residual Market Pool ("MWCRP") and the Michigan Catastrophic Claims Association ("MCCA"). At December 31, 1998, CAR was the only reinsurer which represented 10% or more of the Company's reinsurance business. As a servicing carrier in Massachusetts, the Company cedes a significant portion of its private passenger and commercial automobile premiums to CAR. Net premiums earned and losses and loss adjustment expenses ceded to CAR in 1998, 1997 and 1996 were $34.3 million and $38.1 million, $32.3 million and $28.2 million, and $38.0 million and $21.8 million, respectively. The Company ceded to MCCA premiums earned and losses and loss adjustment expenses in 1998, 1997 and 1996 of $3.7 million and $18.0 million, $9.8 million and $(0.8) million, and $50.5 million and $(52.9) million, respectively.

On June 2, 1998, the Company recorded a $124.2 million one-time reduction of its direct and ceded written premiums as a result of a return of excess surplus from MCCA. This transaction had no impact on the total net premiums recorded by the Company in 1998.

Because the MCCA is supported by assessments permitted by statute, and all amounts billed by the Company to CAR, MWCRP and MCCA have been paid when due, the Company believes that it has no significant exposure to uncollectible reinsurance balances.

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                    1998       1997      1996
------------------------------------------------------------  ----------  --------  --------
Life and accident and health insurance premiums:
    Direct..................................................    $  416.6  $  417.4  $  389.1
    Assumed.................................................       111.9     110.7      87.8
    Ceded...................................................      (189.8)   (170.1)   (138.9)
                                                              ----------  --------  --------
Net premiums................................................    $  338.7  $  358.0  $  338.0
                                                              ----------  --------  --------
                                                              ----------  --------  --------
Property and casualty premiums written:
    Direct..................................................    $1,969.3  $2,068.5  $2,039.7
    Assumed.................................................        58.8     103.1     108.7
    Ceded...................................................       (74.1)   (179.8)   (234.0)
                                                              ----------  --------  --------
Net premiums................................................    $1,954.0  $1,991.8  $1,914.4
                                                              ----------  --------  --------
                                                              ----------  --------  --------
Property and casualty premiums earned:
    Direct..................................................    $1,966.8  $2,046.2  $2,018.5
    Assumed.................................................        64.5     102.0     112.4
    Ceded...................................................       (66.1)   (195.1)   (232.6)
                                                              ----------  --------  --------
Net premiums................................................    $1,965.2  $1,953.1  $1,898.3
                                                              ----------  --------  --------
                                                              ----------  --------  --------
Life insurance and other individual policy benefits, claims, losses and loss adjustment expenses:
    Direct..................................................    $  653.6  $  656.4  $  606.5
    Assumed.................................................        67.9      61.6      44.9
    Ceded...................................................      (164.0)   (158.8)    (77.8)
                                                              ----------  --------  --------
Net policy benefits, claims, losses and loss adjustment
 expenses...................................................    $  557.5  $  559.2  $  573.6
                                                              ----------  --------  --------
                                                              ----------  --------  --------
Property and casualty benefits, claims, losses and loss
 adjustment expenses:
    Direct..................................................    $1,588.3  $1,464.9  $1,299.8
    Assumed.................................................        62.7     101.2      85.8
    Ceded...................................................      (158.2)   (120.6)     (2.2)
                                                              ----------  --------  --------
Net policy benefits, claims, losses, and loss adjustment
 expenses...................................................    $1,492.8  $1,445.5  $1,383.4
                                                              ----------  --------  --------
                                                              ----------  --------  --------

15.  DEFERRED POLICY ACQUISITION COSTS

The following reflects changes to the deferred policy acquisition asset:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998      1997       1996
------------------------------------------------------------  --------  --------   --------
Balance at beginning of year................................  $  965.5  $  822.7   $  735.7
    Acquisition expenses deferred...........................     641.2     617.7      547.4
    Amortized to expense during the year....................    (452.8)   (476.0)    (470.1)
    Adjustment to equity during the year....................       7.3     (11.1)       9.7
    Adjustment for cession of disability income insurance...     --        (38.6)     --
    Adjustment for revision of universal and variable
      universal life insurance mortality assumptions........     --         50.8      --
                                                              --------  --------   --------
Balance at end of year......................................  $1,161.2  $  965.5   $  822.7
                                                              --------  --------   --------
                                                              --------  --------   --------

At October 1, 1997, the Company revised the mortality assumptions for universal life and variable universal life product lines. These revisions resulted in a $50.8 million recapitalization of deferred policy acquisition costs.

16.  LIABILITIES FOR OUTSTANDING CLAIMS, LOSSES AND
    LOSS ADJUSTMENT EXPENSES

The Company regularly updates its estimates of liabilities for outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its property and casualty and its accident and health lines of business. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses related to the Company's accident and health business was $568.0 million, $533.6 million and $471.7 million at December 31, 1998, 1997 and 1996, respectively. Accident and health claim liabilities were re-estimated for all prior years and were increased by $14.6 million in 1998, and decreased by $0.2 million and $0.6 million in 1997 and 1996, respectively. The increase in 1998 resulted from the Company's reserve strengthening primarily in the assumed reinsurance and stop loss only business.

The following table provides a reconciliation of the beginning and ending property and casualty reserve for unpaid losses and loss adjustment expenses
(LAE):

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998      1997      1996
------------------------------------------------------------  --------  --------  --------
Reserve for losses and LAE, beginning of the year...........  $2,615.4  $2,744.1  $2,896.0
Incurred losses and LAE, net of reinsurance recoverable:
    Provision for insured events of the current year........   1,609.0   1,564.1   1,513.3
    Decrease in provision for insured events of prior
      years.................................................    (127.2)   (127.9)   (141.4)
                                                              --------  --------  --------
Total incurred losses and LAE...............................   1,481.8   1,436.2   1,371.9
                                                              --------  --------  --------
Payments, net of reinsurance recoverable:
    Losses and LAE attributable to insured events of current
      year..................................................     871.9     775.1     759.6
    Losses and LAE attributable to insured events of prior
      years.................................................     643.0     732.1     627.6
                                                              --------  --------  --------
Total payments..............................................   1,514.9   1,507.2   1,387.2
                                                              --------  --------  --------
Change in reinsurance recoverable on unpaid losses..........      15.0     (50.2)   (136.6)
                                                              --------  --------  --------
Other (1)...................................................     --         (7.5)    --
                                                              --------  --------  --------
Reserve for losses and LAE, end of year.....................  $2,597.3  $2,615.4  $2,744.1
                                                              --------  --------  --------
                                                              --------  --------  --------

(1) Includes purchase accounting adjustments.

As part of an ongoing process, the property and casualty reserves have been re-estimated for all prior accident years and were decreased by $127.2 million, $127.9 million and $141.1 million in 1998, 1997, and 1996, respectively.

The decrease in favorable development on prior years' reserves of $0.7 million in 1998 results from a $20.7 million decrease in favorable development at Citizens, significantly offset by a $20.0 million increase in favorable development at Hanover. The decrease in favorable development on prior year reserves at Citizens in 1998, reflects a $13.8 million decrease in favorable development, to $21.9 million, in the workers' compensation line. In addition, favorable development in the commercial multiple peril line decreased $4.0 million, to

$0.3 million. These declines in favorable development are partially offset by continued favorable development on prior year reserves in the personal automobile line due to tort reform in Michigan, which became effective July 26, 1996. The new legislation requires judges rather than juries to determine if the minimum threshold to allow pain and suffering damage settlements has been met.

The increase in favorable development at Hanover during 1998 reflects a $20.6 million increase in favorable development on prior year reserves, to $38.0 million, in the personal automobile line, as well as a $14.9 million increase to $12.1 million in the commercial multiple peril line. These increases are primarily attributable to the initiatives taken by the Company over the past two years which are expected to reduce ultimate settlement costs. These increases are partially offset by less favorable development in the workers' compensation line where favorable development on prior year reserves decreased $19.2 million, to $9.6 million.

The decrease in favorable development on prior years' reserves of $13.5 million in 1997 results primarily from a $24.6 million decrease in favorable development at Hanover to $58.4 million, partially offset by an $11.1 million increase in favorable development at Citizens to $69.5 million. The decrease in Hanover's favorable development of $24.6 million in 1997 reflects a decrease in favorable development of $25.0 million, to $17.4 million, in the personal automobile line as well as a decrease in favorable development of $8.5 million, to unfavorable development of $2.8 million, in the commercial multiple peril line. These decreases were partially offset by an increase in favorable development in the workers' compensation line of $11.5 million, to $28.8 million. The increase in favorable development at Citizens in 1997, reflects improved severity in the workers' compensation line where favorable development increased $13.9 million, to $35.7 million, and in the commercial multiple peril line where favorable development increased $7.0 million, to $4.3 million. These increases are partially offset by less favorable development in the personal automobile line, where favorable development decreased $10.5 million, to $22.5 million in 1997.

This favorable development reflects the Regional Property and Casualty subsidiaries' reserving philosophy consistently applied over these periods. Conditions and trends that have affected development of the loss and LAE reserves in the past may not necessarily occur in the future.

Due to the nature of the business written by the Regional Property and Casualty subsidiaries, the exposure to environmental liabilities is relatively small and therefore their reserves are relatively small compared to other types of liabilities. Loss and LAE reserves related to environmental damage and toxic tort liability, included in the total reserve for losses and LAE were $49.9 million, $53.1 million and $50.8 million, net of reinsurance of $14.2 million, $15.7 million and $20.2 million in 1998, 1997 and 1996, respectively. The Regional Property and Casualty subsidiaries do not specifically underwrite policies that include this coverage, but as case law expands policy provisions and insurers' liability beyond the intended coverage, the Regional Property and Casualty subsidiaries may be required to defend such claims. The Company estimated its ultimate liability for these claims based upon currently known facts, reasonable assumptions where the facts are not known, current law and methodologies currently available. Although these claims are not material, their existence gives rise to uncertainty and is discussed because of the possibility, however remote, that they may become material. The Company believes that, notwithstanding the evolution of case law expanding liability in environmental claims, recorded reserves related to these claims are adequate. In addition, the Company is not aware of any litigation or pending claims that may result in additional material liabilities in excess of recorded reserves. The environmental liability could be revised in the near term if the estimates used in determining the liability are revised.

17.  MINORITY INTEREST

The Company's interest in Allmerica P&C is represented by ownership of 70.0%, 65.8% and 59.5% of the outstanding shares of common stock at December 31, 1998, 1997 and 1996, respectively. Earnings and shareholder's equity attributable to minority shareholders are included in minority interest in the consolidated financial statements.

18.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In July 1997, a lawsuit on behalf of a putative class was instituted in Louisiana against AFC and certain of its subsidiaries, including FAFLIC, by individual plaintiffs alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In October 1997, the plaintiffs voluntarily dismissed the Louisiana suit and filed a substantially similar action in Federal District Court in Worcester, Massachusetts. In early November 1998, the Company and the plaintiffs entered into a settlement agreement, to which the court granted preliminary approval on December 4, 1998. A hearing was held on March 19, 1999 to consider final approval of the settlement agreement. A decision by the court is expected to be rendered in the near future. Accordingly, FAFLIC recognized a $31.0 million pre-tax expense during the third quarter of 1998 related to this litigation. Although the Company believes that this expense reflects appropriate recognition of its obligation under the settlement, this estimate assumes the availability of insurance coverage for certain claims, and the estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers, if any, and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various other legal proceedings arising in the normal course of business. In the Company's opinion, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's consolidated financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

RESIDUAL MARKETS

The Company is required to participate in residual markets in various states. The results of the residual markets are not subject to the predictability associated with the Company's own managed business, and are significant to the workers' compensation line of business and both the private passenger and commercial automobile lines of business.

YEAR 2000

The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices, or engage in similar normal business activities.

Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.

19.  STATUTORY FINANCIAL INFORMATION

The Company and its insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. Statutory net income and surplus are as follows:

(IN MILLIONS)                                                   1998      1997      1996
------------------------------------------------------------  --------  --------  --------
Statutory Net Income (Combined)
    Property and Casualty Companies.........................  $  180.7  $  190.3  $  155.5
    Life and Health Companies...............................      86.4     191.2     133.3
Statutory Shareholder's Surplus (Combined)
    Property and Casualty Companies.........................  $1,269.3  $1,279.6  $1,201.6
    Life and Health Companies...............................   1,164.1   1,221.3   1,120.1

20.  SUBSEQUENT EVENT

On April 1, 1999, Allmerica P&C redeemed an additional 3,246.8 shares of its issued and outstanding common stock owned by AFC for $125.0 million, thereby increasing FAFLIC's ownership of Allmerica P&C by 4.8%. The 1999 transaction consisted of $75.4 million of securities and $49.6 million of cash.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of First Allmerica Financial Life Insurance Company and the Contractowners of Separate Account KG of First Allmerica Financial Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Separate Account KG of First Allmerica Financial Life Insurance Company at December 31, 1998, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of First Allmerica Financial Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the Funds, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
March 26, 1999

                              SEPARATE ACCOUNT KG
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

                                SMALL CAP    SMALL CAP    CONTRARIAN
                                  VALUE        GROWTH       VALUE*      INTERNATIONAL
                                ----------   ----------   -----------   ------------
ASSETS:
Investments in shares of
 Investors Fund Series........  $ 620,277    $ 266,398    $2,283,153     $ 381,737
Investments in shares of
 Scudder Variable Life
 Investment Fund (VLIF).......         --           --            --            --
Dividend receivable...........         --           --            --            --
                                ----------   ----------   -----------   ------------
  Total assets................    620,277      266,398     2,283,153       381,737

LIABILITIES:..................         --           --            --            --
                                ----------   ----------   -----------   ------------
  Net assets..................  $ 620,277    $ 266,398    $2,283,153     $ 381,737
                                ----------   ----------   -----------   ------------
                                ----------   ----------   -----------   ------------
Net asset distribution by
 category:
  Qualified variable annuity
    contracts.................  $ 328,799    $ 104,862    $  681,260     $  91,717
  Non-qualified variable
    annuity contracts.........    291,478      161,536     1,601,893       290,020
                                ----------   ----------   -----------   ------------
                                $ 620,277    $ 266,398    $2,283,153     $ 381,737
                                ----------   ----------   -----------   ------------
                                ----------   ----------   -----------   ------------

Qualified units outstanding,
 December 31, 1998............    374,630       91,169       571,064        90,674
Net asset value per qualified
 unit, December 31, 1998......  $0.877664    $1.150188    $ 1.192966     $1.011500
Non-qualified units
 outstanding, December 31,
 1998.........................    332,106      140,443     1,342,782       286,722
Net asset value per
 non-qualified unit, December
 31, 1998.....................  $0.877664    $1.150188    $ 1.192966     $1.011500

                                                                                 TOTAL
                                    GROWTH        VALUE+GROWTH  HORIZON 20+     RETURN
                                ---------------   -----------   -----------   -----------
ASSETS:
Investments in shares of
 Investors Fund Series........     $    565,217   $1,230,029    $   37,691    $ 1,407,021
Investments in shares of
 Scudder Variable Life
 Investment Fund (VLIF).......               --           --            --             --
Dividend receivable...........               --           --            --             --
                                ---------------   -----------   -----------   -----------
  Total assets................          565,217    1,230,029        37,691      1,407,021
LIABILITIES:..................               --           --            --             --
                                ---------------   -----------   -----------   -----------
  Net assets..................     $    565,217   $1,230,029    $   37,691    $ 1,407,021
                                ---------------   -----------   -----------   -----------
                                ---------------   -----------   -----------   -----------
Net asset distribution by
 category:
  Qualified variable annuity
    contracts.................     $    122,566   $  216,115    $   12,297    $   369,565
  Non-qualified variable
    annuity contracts.........          442,651    1,013,914        25,394      1,037,456
                                ---------------   -----------   -----------   -----------
                                   $    565,217   $1,230,029    $   37,691    $ 1,407,021
                                ---------------   -----------   -----------   -----------
                                ---------------   -----------   -----------   -----------
Qualified units outstanding,
 December 31, 1998............          110,928      189,924        11,256        321,006
Net asset value per qualified
 unit, December 31, 1998......     $   1.104913   $ 1.137903    $ 1.092464    $  1.151271
Non-qualified units
 outstanding, December 31,
 1998.........................          400,621      891,037        23,245        901,140
Net asset value per
 non-qualified unit, December
 31, 1998.....................     $   1.104913   $ 1.137903    $ 1.092464    $  1.151271

* Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT KG
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1998

                                               HORIZON                     HIGH       INVESTMENT
                                                 10+       HORIZON 5       YIELD      GRADE BOND
                                              ----------   ----------   -----------   ----------
ASSETS:
Investments in shares of Investors Fund
 Series.....................................  $ 879,679    $ 707,979    $ 2,130,914   $ 431,453
Investments in shares of Scudder Variable
 Life Investment Fund (VLIF)................         --           --             --          --
Dividend receivable.........................         --           --             --          --
                                              ----------   ----------   -----------   ----------
  Total assets..............................    879,679      707,979      2,130,914     431,453

LIABILITIES:................................         --           --             --          --
                                              ----------   ----------   -----------   ----------
  Net assets................................  $ 879,679    $ 707,979    $ 2,130,914   $ 431,453
                                              ----------   ----------   -----------   ----------
                                              ----------   ----------   -----------   ----------
Net asset distribution by category:
  Qualified variable annuity contracts......  $ 194,684    $  19,238    $   558,324   $  79,354
  Non-qualified variable annuity
    contracts...............................    684,995      688,741      1,572,590     352,099
                                              ----------   ----------   -----------   ----------
                                              $ 879,679    $ 707,979    $ 2,130,914   $ 431,453
                                              ----------   ----------   -----------   ----------
                                              ----------   ----------   -----------   ----------

Qualified units outstanding, December 31,
 1998.......................................    174,580       17,474        555,698      74,250
Net asset value per qualified unit, December
 31, 1998...................................  $1.115158    $1.100980    $  1.004726   $1.068746
Non-qualified units outstanding, December
 31, 1998...................................    614,258      625,571      1,565,192     329,450
Net asset value per non-qualified unit,
 December 31, 1998..........................  $1.115158    $1.100980    $  1.004726   $1.068746

                                              GOVERNMENT      MONEY        GLOBAL        BLUE
                                              SECURITIES      MARKET       INCOME        CHIP
                                              -----------   ----------   ----------   -----------
ASSETS:
Investments in shares of Investors Fund
 Series.....................................  $1,028,474    $  799,316   $   29,545   $ 1,155,373
Investments in shares of Scudder Variable
 Life Investment Fund (VLIF)................          --            --           --            --
Dividend receivable.........................          --         1,699           --            --
                                              -----------   ----------   ----------   -----------
  Total assets..............................   1,028,474       801,015       29,545     1,155,373
LIABILITIES:................................          --            --           --            --
                                              -----------   ----------   ----------   -----------
  Net assets................................  $1,028,474    $  801,015   $   29,545   $ 1,155,373
                                              -----------   ----------   ----------   -----------
                                              -----------   ----------   ----------   -----------
Net asset distribution by category:
  Qualified variable annuity contracts......  $  323,174    $    6,712   $       --   $   283,875
  Non-qualified variable annuity
    contracts...............................     705,300       794,303       29,545       871,498
                                              -----------   ----------   ----------   -----------
                                              $1,028,474    $  801,015   $   29,545   $ 1,155,373
                                              -----------   ----------   ----------   -----------
                                              -----------   ----------   ----------   -----------
Qualified units outstanding, December 31,
 1998.......................................     304,980         6,472           --       228,763
Net asset value per qualified unit, December
 31, 1998...................................  $ 1.059658    $ 1.036966   $ 1.115394   $  1.240913
Non-qualified units outstanding, December
 31, 1998...................................     665,592       765,988       26,488       702,303
Net asset value per non-qualified unit,
 December 31, 1998..........................  $ 1.059658    $ 1.036966   $ 1.115394   $  1.240913

   The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT KG
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1998

                                                DREMAN       DREMAN     INTERNATIONAL
                                              FINANCIAL       HIGH      GROWTH AND     GLOBAL
                                               SERVICES      RETURN       INCOME     BLUE CHIP
                                              ----------   ----------   ----------   ----------
ASSETS:
Investments in shares of Investors Fund
 Series.....................................  $   57,758   $ 518,900    $   5,182    $  52,246
Investments in shares of Scudder Variable
 Life Investment Fund (VLIF)................          --          --           --           --
Dividend receivable.........................          --          --           --           --
                                              ----------   ----------   ----------   ----------
  Total assets..............................      57,758     518,900        5,182       52,246

LIABILITIES:................................          --          --           --           --
                                              ----------   ----------   ----------   ----------
  Net assets................................  $   57,758   $ 518,900    $   5,182    $  52,246
                                              ----------   ----------   ----------   ----------
                                              ----------   ----------   ----------   ----------
Net asset distribution by category:
  Qualified variable annuity contracts......  $   25,468   $ 392,798    $      --    $  15,462
  Non-qualified variable annuity
    contracts...............................      32,290     126,102        5,182       36,784
                                              ----------   ----------   ----------   ----------
                                              $   57,758   $ 518,900    $   5,182    $  52,246
                                              ----------   ----------   ----------   ----------
                                              ----------   ----------   ----------   ----------

Qualified units outstanding, December 31,
 1998.......................................      22,599     340,638           --       14,838
Net asset value per qualified unit, December
 31, 1998...................................  $ 1.126951   $1.153125    $1.036313    $1.042072
Non-qualified units outstanding, December
 31, 1998...................................      28,653     109,356        5,000       35,299
Net asset value per non-qualified unit,
 December 31, 1998..........................  $ 1.126951   $1.153125    $1.036313    $1.042072

                                                              VLIF         VLIF         VLIF
                                                 VLIF        GLOBAL      CAPITAL       GROWTH
                                              INTERNATIONAL DISCOVERY(A)   GROWTH    AND INCOME
                                              ----------   ----------   ----------   ----------
ASSETS:
Investments in shares of Investors Fund
 Series.....................................  $      --    $      --    $      --    $      --
Investments in shares of Scudder Variable
 Life Investment Fund (VLIF)................    220,656           --      167,308      453,176
Dividend receivable.........................         --           --           --           --
                                              ----------   ----------   ----------   ----------
  Total assets..............................    220,656           --      167,308      453,176
LIABILITIES:................................         --           --           --           --
                                              ----------   ----------   ----------   ----------
  Net assets................................  $ 220,656    $      --    $ 167,308    $ 453,176
                                              ----------   ----------   ----------   ----------
                                              ----------   ----------   ----------   ----------
Net asset distribution by category:
  Qualified variable annuity contracts......  $ 220,578    $      --    $  39,245    $ 376,838
  Non-qualified variable annuity
    contracts...............................         78           --      128,063       76,338
                                              ----------   ----------   ----------   ----------
                                              $ 220,656    $      --    $ 167,308    $ 453,176
                                              ----------   ----------   ----------   ----------
                                              ----------   ----------   ----------   ----------
Qualified units outstanding, December 31,
 1998.......................................    200,632           --       33,494      341,766
Net asset value per qualified unit, December
 31, 1998...................................  $1.099414    $1.000000    $1.171706    $1.102621
Non-qualified units outstanding, December
 31, 1998...................................         71           --      109,296       69,233
Net asset value per non-qualified unit,
 December 31, 1998..........................  $1.099414    $1.000000    $1.171706    $1.102621

(a) For the period ended 12/31/98, there were no transactions.

   The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT KG
               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                SMALL CAP VALUE                SMALL CAP GROWTH
                                          ----------------------------   ----------------------------
                                                         PERIOD FROM                    PERIOD FROM
                                          YEAR ENDED    11/18/97** TO    YEAR ENDED    10/16/97** TO
                                           12/31/98        12/31/97       12/31/98        12/31/97
                                          -----------   --------------   -----------   --------------
INVESTMENT INCOME (LOSS):
  Dividends.............................    $     --       $    --         $     --       $    --
  Mortality and expense risk fees.......      (3,230)          (55)          (1,644)          (22)
  Administrative expense fees...........        (387)           (6)            (198)           (2)
                                          -----------      -------       -----------      -------
    Net investment income (loss)........      (3,617)          (61)          (1,842)          (24)
                                          -----------      -------       -----------      -------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors..................       2,562            --           15,390            --
  Net realized gain (loss) from sales of
    investments.........................      (2,879)           --           (4,239)           (1)
                                          -----------      -------       -----------      -------
  Net realized gain (loss)..............        (317)           --           11,151            (1)
  Net unrealized gain (loss)............       6,083           581           20,343           361
                                          -----------      -------       -----------      -------
    Net realized and unrealized gain
      (loss)............................       5,766           581           31,494           360
                                          -----------      -------       -----------      -------

  Net increase (decrease) in net assets
    from operations.....................       2,149           520           29,652           336
                                          -----------      -------       -----------      -------

CONTRACT TRANSACTIONS:
  Net purchase payments.................     504,022        51,073          192,942        17,253
  Withdrawals...........................     (29,292)           --          (13,874)           --
  Contract benefits.....................          --            --               --            --
  Contract charges......................          (8)           --              (22)           --
  Transfers between sub-accounts
    (including fixed account), net......      17,713            --          (22,808)           10
  Other transfers from (to) the General
    Account.............................      73,421           679           62,671           238
  Net increase (decrease) in investment
    by Sponsor..........................          --            --               --            --
                                          -----------      -------       -----------      -------
  Net increase (decrease) in net assets
    from contract transactions..........     565,856        51,752          218,909        17,501
                                          -----------      -------       -----------      -------

  Net increase (decrease) in net
    assets..............................     568,005        52,272          248,561        17,837

NET ASSETS:
  Beginning of year.....................      52,272            --           17,837            --
                                          -----------      -------       -----------      -------
  End of year...........................    $620,277       $52,272         $266,398       $17,837
                                          -----------      -------       -----------      -------
                                          -----------      -------       -----------      -------

                                               CONTRARIAN VALUE*                INTERNATIONAL
                                          ----------------------------   ---------------------------
                                                         PERIOD FROM                   PERIOD FROM
                                          YEAR ENDED    10/14/97** TO    YEAR ENDED   10/16/97** TO
                                           12/31/98        12/31/97       12/31/98       12/31/97
                                          -----------   --------------   ----------   --------------
INVESTMENT INCOME (LOSS):
  Dividends.............................  $    2,203       $     --       $  1,083       $    --
  Mortality and expense risk fees.......     (11,859)          (268)        (1,926)          (45)
  Administrative expense fees...........      (1,423)           (32)          (231)           (6)
                                          -----------   --------------   ----------      -------
    Net investment income (loss)........     (11,079)          (300)        (1,074)          (51)
                                          -----------   --------------   ----------      -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors..................       8,814             --          3,249            --
  Net realized gain (loss) from sales of
    investments.........................     (21,085)             7            173            --
                                          -----------   --------------   ----------      -------
  Net realized gain (loss)..............     (12,271)             7          3,422            --
  Net unrealized gain (loss)............     242,325          5,455         12,745           693
                                          -----------   --------------   ----------      -------
    Net realized and unrealized gain
      (loss)............................     230,054          5,462         16,167           693
                                          -----------   --------------   ----------      -------
  Net increase (decrease) in net assets
    from operations.....................     218,975          5,162         15,093           642
                                          -----------   --------------   ----------      -------
CONTRACT TRANSACTIONS:
  Net purchase payments.................   2,012,025        172,282        155,112        41,764
  Withdrawals...........................     (36,322)          (739)          (494)           --
  Contract benefits.....................          --             --             --            --
  Contract charges......................         (41)            --            (12)           --
  Transfers between sub-accounts
    (including fixed account), net......    (306,540)            --         35,312            89
  Other transfers from (to) the General
    Account.............................     218,266             85        132,350         1,881
  Net increase (decrease) in investment
    by Sponsor..........................          --             --             --            --
                                          -----------   --------------   ----------      -------
  Net increase (decrease) in net assets
    from contract transactions..........   1,887,388        171,628        322,268        43,734
                                          -----------   --------------   ----------      -------
  Net increase (decrease) in net
    assets..............................   2,106,363        176,790        337,361        44,376
NET ASSETS:
  Beginning of year.....................     176,790             --         44,376            --
                                          -----------   --------------   ----------      -------
  End of year...........................  $2,283,153       $176,790       $381,737       $44,376
                                          -----------   --------------   ----------      -------
                                          -----------   --------------   ----------      -------

* Name changed. See Note 1.

** Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT KG
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                          GROWTH                      VALUE+GROWTH
                                               ----------------------------   -----------------------------
                                                              PERIOD FROM                     PERIOD FROM
                                               YEAR ENDED    10/16/97** TO    YEAR ENDED     10/14/97** TO
                                                12/31/98        12/31/97       12/31/98        12/31/97
                                               -----------   --------------   -----------   ---------------
INVESTMENT INCOME (LOSS):
  Dividends..................................    $    517       $    --       $       --       $     --
  Mortality and expense risk fees............      (3,007)          (28)          (6,680)          (201)
  Administrative expense fees................        (361)           (3)            (802)           (24)
                                               -----------      -------       -----------   ---------------
    Net investment income (loss).............      (2,851)          (31)          (7,482)          (225)
                                               -----------      -------       -----------   ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................      25,852            --            8,275             --
  Net realized gain (loss) from sales of
    investments..............................        (512)           (1)          (9,098)           (19)
                                               -----------      -------       -----------   ---------------
  Net realized gain (loss)...................      25,340            (1)            (823)           (19)
  Net unrealized gain (loss).................      28,637            44          117,696          1,063
                                               -----------      -------       -----------   ---------------
    Net realized and unrealized gain
      (loss).................................      53,977            43          116,873          1,044
                                               -----------      -------       -----------   ---------------

  Net increase (decrease) in net assets from
    operations...............................      51,126            12          109,391            819
                                               -----------      -------       -----------   ---------------

CONTRACT TRANSACTIONS:
  Net purchase payments......................     383,758        15,681          966,340        119,828
  Withdrawals................................        (951)           --          (59,651)          (791)
  Contract benefits..........................          --            --               --             --
  Contract charges...........................         (27)           --              (14)            --
  Transfers between sub-accounts (including
    fixed account), net......................      12,998            17          (37,468)            --
  Other transfers from (to) the General
    Account..................................     102,267           336          131,568              7
  Net increase (decrease) in investment by
    Sponsor..................................          --            --               --             --
                                               -----------      -------       -----------   ---------------
  Net increase (decrease) in net assets from
    contract transactions....................     498,045        16,034        1,000,775        119,044
                                               -----------      -------       -----------   ---------------

  Net increase (decrease) in net assets......     549,171        16,046        1,110,166        119,863

NET ASSETS:
  Beginning of year..........................      16,046            --          119,863             --
                                               -----------      -------       -----------   ---------------
  End of year................................    $565,217       $16,046       $1,230,029       $119,863
                                               -----------      -------       -----------   ---------------
                                               -----------      -------       -----------   ---------------

                                                        HORIZON 20+                    TOTAL RETURN
                                               -----------------------------   ----------------------------
                                                                PERIOD FROM                   PERIOD FROM
                                                YEAR ENDED     10/31/97** TO   YEAR ENDED    11/17/97** TO
                                                 12/31/98        12/31/97       12/31/98        12/31/97
                                               -------------   -------------   -----------   --------------
INVESTMENT INCOME (LOSS):
  Dividends..................................     $   135         $   --       $   11,965       $    --
  Mortality and expense risk fees............        (333)           (12)          (7,535)          (39)
  Administrative expense fees................         (40)            (1)            (905)           (5)
                                               -------------      ------       -----------      -------
    Net investment income (loss).............        (238)           (13)           3,525           (44)
                                               -------------      ------       -----------      -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................         539             --           53,176            --
  Net realized gain (loss) from sales of
    investments..............................        (258)            --           (1,893)           --
                                               -------------      ------       -----------      -------
  Net realized gain (loss)...................         281             --           51,283            --
  Net unrealized gain (loss).................       1,029            (83)          58,881           623
                                               -------------      ------       -----------      -------
    Net realized and unrealized gain
      (loss).................................       1,310            (83)         110,164           623
                                               -------------      ------       -----------      -------
  Net increase (decrease) in net assets from
    operations...............................       1,072            (96)         113,689           579
                                               -------------      ------       -----------      -------
CONTRACT TRANSACTIONS:
  Net purchase payments......................      31,236          4,681          827,904        40,859
  Withdrawals................................      (1,556)            --          (16,986)           --
  Contract benefits..........................          --             --          (27,116)           --
  Contract charges...........................          (8)            --              (20)           --
  Transfers between sub-accounts (including
    fixed account), net......................          22             17          156,599            --
  Other transfers from (to) the General
    Account..................................       2,073            250          310,042         1,471
  Net increase (decrease) in investment by
    Sponsor..................................          --             --               --            --
                                               -------------      ------       -----------      -------
  Net increase (decrease) in net assets from
    contract transactions....................      31,767          4,948        1,250,423        42,330
                                               -------------      ------       -----------      -------
  Net increase (decrease) in net assets......      32,839          4,852        1,364,112        42,909
NET ASSETS:
  Beginning of year..........................       4,852             --           42,909            --
                                               -------------      ------       -----------      -------
  End of year................................     $37,691         $4,852       $1,407,021       $42,909
                                               -------------      ------       -----------      -------
                                               -------------      ------       -----------      -------

** Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT KG
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                       HORIZON 10+                     HORIZON 5
                                               ----------------------------   ----------------------------
                                                              PERIOD FROM                    PERIOD FROM
                                               YEAR ENDED    11/25/97** TO    YEAR ENDED    11/10/97** TO
                                                12/31/98        12/31/97       12/31/98        12/31/97
                                               -----------   --------------   -----------   --------------
INVESTMENT INCOME (LOSS):
  Dividends..................................    $    417       $    --         $  1,059       $    --
  Mortality and expense risk fees............      (3,721)          (26)          (3,929)         (138)
  Administrative expense fees................        (447)           (3)            (472)          (17)
                                               -----------      -------       -----------      -------
    Net investment income (loss).............      (3,751)          (29)          (3,342)         (155)
                                               -----------      -------       -----------      -------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................       1,251            --            3,177            --
  Net realized gain (loss) from sales of
    investments..............................         (42)           --             (480)            6
                                               -----------      -------       -----------      -------
  Net realized gain (loss)...................       1,209            --            2,697             6
  Net unrealized gain (loss).................      47,609           363           34,357         1,508
                                               -----------      -------       -----------      -------
    Net realized and unrealized gain
      (loss).................................      48,818           363           37,054         1,514
                                               -----------      -------       -----------      -------

  Net increase (decrease) in net assets from
    operations...............................      45,067           334           33,712         1,359
                                               -----------      -------       -----------      -------

CONTRACT TRANSACTIONS:
  Net purchase payments......................     687,794        21,224          543,947        82,180
  Withdrawals................................      (4,562)           --          (56,060)         (861)
  Contract benefits..........................          --            --               --            --
  Contract charges...........................          --            --               --            --
  Transfers between sub-accounts (including
    fixed account), net......................     108,163            --           17,017            --
  Other transfers from (to) the General
    Account..................................      21,659            --           86,685            --
  Net increase (decrease) in investment by
    Sponsor..................................          --            --               --            --
                                               -----------      -------       -----------      -------
  Net increase (decrease) in net assets from
    contract transactions....................     813,054        21,224          591,589        81,319
                                               -----------      -------       -----------      -------

  Net increase (decrease) in net assets......     858,121        21,558          625,301        82,678

NET ASSETS:
  Beginning of year..........................      21,558            --           82,678            --
                                               -----------      -------       -----------      -------
  End of year................................    $879,679       $21,558         $707,979       $82,678
                                               -----------      -------       -----------      -------
                                               -----------      -------       -----------      -------

                                                        HIGH YIELD               INVESTMENT GRADE BOND
                                               ----------------------------   ---------------------------
                                                              PERIOD FROM                   PERIOD FROM
                                               YEAR ENDED    10/16/97** TO    YEAR ENDED   12/11/97** TO
                                                12/31/98        12/31/97       12/31/98       12/31/97
                                               -----------   --------------   ----------   --------------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $   45,699       $    --        $    988       $    --
  Mortality and expense risk fees............     (11,339)          (64)         (1,843)           (6)
  Administrative expense fees................      (1,361)           (8)           (221)           (1)
                                               -----------      -------       ----------      -------
    Net investment income (loss).............      32,999           (72)         (1,076)           (7)
                                               -----------      -------       ----------      -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................          --            --             329            --
  Net realized gain (loss) from sales of
    investments..............................      (7,391)           (1)            714            --
                                               -----------      -------       ----------      -------
  Net realized gain (loss)...................      (7,391)           (1)          1,043            --
  Net unrealized gain (loss).................     (28,889)          444           9,800            38
                                               -----------      -------       ----------      -------
    Net realized and unrealized gain
      (loss).................................     (36,280)          443          10,843            38
                                               -----------      -------       ----------      -------
  Net increase (decrease) in net assets from
    operations...............................      (3,281)          371           9,767            31
                                               -----------      -------       ----------      -------
CONTRACT TRANSACTIONS:
  Net purchase payments......................   1,509,922        74,320         275,959        20,761
  Withdrawals................................     (37,859)           --          (3,684)           --
  Contract benefits..........................          --            --              --            --
  Contract charges...........................         (24)           --              --            --
  Transfers between sub-accounts (including
    fixed account), net......................     233,044          (132)        (69,316)           --
  Other transfers from (to) the General
    Account..................................     353,604           949         197,935            --
  Net increase (decrease) in investment by
    Sponsor..................................          --            --              --            --
                                               -----------      -------       ----------      -------
  Net increase (decrease) in net assets from
    contract transactions....................   2,058,687        75,137         400,894        20,761
                                               -----------      -------       ----------      -------
  Net increase (decrease) in net assets......   2,055,406        75,508         410,661        20,792
NET ASSETS:
  Beginning of year..........................      75,508            --          20,792            --
                                               -----------      -------       ----------      -------
  End of year................................  $2,130,914       $75,508        $431,453       $20,792
                                               -----------      -------       ----------      -------
                                               -----------      -------       ----------      -------

** Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT KG
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                  GOVERNMENT SECURITIES               MONEY MARKET
                                               ----------------------------   ----------------------------
                                                              PERIOD FROM                    PERIOD FROM
                                               YEAR ENDED    12/31/97** TO    YEAR ENDED    12/29/97** TO
                                                12/31/98        12/31/97       12/31/98        12/31/97
                                               -----------   --------------   -----------   --------------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $    1,690       $    --       $    8,110       $     1
  Mortality and expense risk fees............      (1,858)           (6)          (2,156)           --
  Administrative expense fees................        (223)           (1)            (259)           --
                                               -----------      -------       -----------       ------
    Net investment income (loss).............        (391)           (7)           5,695             1
                                               -----------      -------       -----------       ------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................          --            --               --            --
  Net realized gain (loss) from sales of
    investments..............................         443            --               --            --
                                               -----------      -------       -----------       ------
  Net realized gain (loss)...................         443            --               --            --
  Net unrealized gain (loss).................       5,941            50               --            --
                                               -----------      -------       -----------       ------
    Net realized and unrealized gain
      (loss).................................       6,384            50               --            --
                                               -----------      -------       -----------       ------

  Net increase (decrease) in net assets from
    operations...............................       5,993            43            5,695             1
                                               -----------      -------       -----------       ------

CONTRACT TRANSACTIONS:
  Net purchase payments......................     538,138        20,760        1,832,810         5,380
  Withdrawals................................     (25,456)           --               --            --
  Contract benefits..........................          --            --               --            --
  Contract charges...........................          --            --              (14)           --
  Transfers between sub-accounts (including
    fixed account), net......................     474,416            --         (894,926)           --
  Other transfers from (to) the General
    Account..................................      14,580            --         (147,931)           --
  Net increase (decrease) in investment by
    Sponsor..................................          --            --               --            --
                                               -----------      -------       -----------       ------
  Net increase (decrease) in net assets from
    contract transactions....................   1,001,678        20,760          789,939         5,380
                                               -----------      -------       -----------       ------

  Net increase (decrease) in net assets......   1,007,671        20,803          795,634         5,381

NET ASSETS:
  Beginning of year..........................      20,803            --            5,381            --
                                               -----------      -------       -----------       ------
  End of year................................  $1,028,474       $20,803       $  801,015       $ 5,381
                                               -----------      -------       -----------       ------
                                               -----------      -------       -----------       ------

                                                       GLOBAL INCOME                     BLUE CHIP
                                               ------------------------------   ----------------------------
                                                                PERIOD FROM                    PERIOD FROM
                                                YEAR ENDED      5/1/97** TO     YEAR ENDED     5/1/97** TO
                                                 12/31/98         12/31/97       12/31/98        12/31/97
                                               -------------   --------------   -----------   --------------
INVESTMENT INCOME (LOSS):
  Dividends..................................     $   255         $    --       $    2,283       $    --
  Mortality and expense risk fees............        (236)             (1)          (5,772)          (34)
  Administrative expense fees................         (28)             --             (693)           (5)
                                               -------------      -------       -----------      -------
    Net investment income (loss).............          (9)             (1)          (4,182)          (39)
                                               -------------      -------       -----------      -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................         128              --               --            --
  Net realized gain (loss) from sales of
    investments..............................          51              --            1,277            --
                                               -------------      -------       -----------      -------
  Net realized gain (loss)...................         179              --            1,277            --
  Net unrealized gain (loss).................       1,671             (37)          81,902         1,023
                                               -------------      -------       -----------      -------
    Net realized and unrealized gain
      (loss).................................       1,850             (37)          83,179         1,023
                                               -------------      -------       -----------      -------
  Net increase (decrease) in net assets from
    operations...............................       1,841             (38)          78,997           984
                                               -------------      -------       -----------      -------
CONTRACT TRANSACTIONS:
  Net purchase payments......................      13,781          10,760          826,872        46,776
  Withdrawals................................      (1,341)             --          (13,980)           --
  Contract benefits..........................          --              --               --            --
  Contract charges...........................          --              --              (17)           --
  Transfers between sub-accounts (including
    fixed account), net......................         626              --           33,427            --
  Other transfers from (to) the General
    Account..................................       3,917              --          182,261            54
  Net increase (decrease) in investment by
    Sponsor..................................         (21)             20              (21)           20
                                               -------------      -------       -----------      -------
  Net increase (decrease) in net assets from
    contract transactions....................      16,962          10,780        1,028,542        46,850
                                               -------------      -------       -----------      -------
  Net increase (decrease) in net assets......      18,803          10,742        1,107,539        47,834
NET ASSETS:
  Beginning of year..........................      10,742              --           47,834            --
                                               -------------      -------       -----------      -------
  End of year................................     $29,545         $10,742       $1,155,373       $47,834
                                               -------------      -------       -----------      -------
                                               -------------      -------       -----------      -------

** Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT KG
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                    DREMAN           DREMAN       INTERNATIONAL
                                                  FINANCIAL        HIGH RETURN       GROWTH
                                                   SERVICES          EQUITY        AND INCOME
                                               ----------------   -------------   -------------
                                                 PERIOD FROM       PERIOD FROM     PERIOD FROM
                                                10/27/98** TO     10/12/98** TO   12/9/98** TO
                                                   12/31/98         12/31/98        12/31/98
                                               ----------------   -------------   -------------
INVESTMENT INCOME (LOSS):
  Dividends..................................       $    --         $     --          $   --
  Mortality and expense risk fees............           (97)            (639)             (4)
  Administrative expense fees................           (12)             (77)             --
                                                    -------       -------------       ------
    Net investment income (loss).............          (109)            (716)             (4)
                                                    -------       -------------       ------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................            --               --              --
  Net realized gain (loss) from sales of
    investments..............................             3                2              --
                                                    -------       -------------       ------
  Net realized gain (loss)...................             3                2              --
  Net unrealized gain (loss).................         2,598            4,406             186
                                                    -------       -------------       ------
    Net realized and unrealized gain
     (loss)..................................         2,601            4,408             186
                                                    -------       -------------       ------

  Net increase (decrease) in net assets from
    operations...............................         2,492            3,692             182
                                                    -------       -------------       ------

CONTRACT TRANSACTIONS:
  Net purchase payments......................        45,869          425,097           5,000
  Withdrawals................................            --           (2,428)             --
  Contract benefits..........................            --               --              --
  Contract charges...........................            --               --              --
  Transfers between sub-accounts (including
    fixed account), net......................         5,200           22,544              --
  Other transfers from (to) the General
    Account..................................         4,197           69,995              --
  Net increase (decrease) in investment by
    Sponsor..................................            --               --              --
                                                    -------       -------------       ------
  Net increase (decrease) in net assets from
    contract transactions....................        55,266          515,208           5,000
                                                    -------       -------------       ------

  Net increase (decrease) in net assets......        57,758          518,900           5,182

NET ASSETS:
  Beginning of year..........................            --               --              --
                                                    -------       -------------       ------
  End of year................................       $57,758         $518,900          $5,182
                                                    -------       -------------       ------
                                                    -------       -------------       ------

                                                                                     VLIF
                                                   GLOBAL            VLIF           CAPITAL       VLIF GROWTH
                                                 BLUE CHIP      INTERNATIONAL       GROWTH        AND INCOME
                                               --------------   --------------   -------------   -------------
                                                PERIOD FROM      PERIOD FROM      PERIOD FROM     PERIOD FROM
                                               11/17/98** TO     8/28/98** TO    10/28/98** TO   8/28/98** TO
                                                  12/31/98         12/31/98        12/31/98        12/31/98
                                               --------------   --------------   -------------   -------------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $     --            $     --         $     --       $  1,881
  Mortality and expense risk fees............       (51)               (811)            (102)        (1,375)
  Administrative expense fees................        (6)                (97)             (12)          (166)
                                                -------         --------------   -------------   -------------
    Net investment income (loss).............       (57)               (908)            (114)           340
                                                -------         --------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................        --                  --               --             --
  Net realized gain (loss) from sales of
    investments..............................        54                  10                5            251
                                                -------         --------------   -------------   -------------
  Net realized gain (loss)...................        54                  10                5            251
  Net unrealized gain (loss).................     1,613              19,056            8,620         29,857
                                                -------         --------------   -------------   -------------
    Net realized and unrealized gain
     (loss)..................................     1,667              19,066            8,625         30,108
                                                -------         --------------   -------------   -------------
  Net increase (decrease) in net assets from
    operations...............................     1,610              18,158            8,511         30,448
                                                -------         --------------   -------------   -------------
CONTRACT TRANSACTIONS:
  Net purchase payments......................    52,985             199,090            8,587        355,959
  Withdrawals................................    (2,349)                 --               --         (3,012)
  Contract benefits..........................        --                  --               --             --
  Contract charges...........................        --                  --               --             --
  Transfers between sub-accounts (including
    fixed account), net......................        --               3,333          141,955         68,692
  Other transfers from (to) the General
    Account..................................        --                  75            8,255          1,089
  Net increase (decrease) in investment by
    Sponsor..................................        --                  --               --             --
                                                -------         --------------   -------------   -------------
  Net increase (decrease) in net assets from
    contract transactions....................    50,636             202,498          158,797        422,728
                                                -------         --------------   -------------   -------------
  Net increase (decrease) in net assets......    52,246             220,656          167,308        453,176
NET ASSETS:
  Beginning of year..........................        --                  --               --             --
                                                -------         --------------   -------------   -------------
  End of year................................  $ 52,246            $220,656         $167,308       $453,176
                                                -------         --------------   -------------   -------------
                                                -------         --------------   -------------   -------------

** Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT KG

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

    Separate Account KG is a separate investment account of First Allmerica Financial Life Insurance Company (the Company), established on November 14, 1997 for the purpose of separating from the general assets of the Company those assets used to fund certain variable annuity contracts issued by the Company. The Company is a wholly-owned subsidiary of Allmerica Financial Corporation
(AFC). Under applicable insurance law, the assets and liabilities of Separate Account KG are clearly identified and distinguished from the other assets and liabilities of the Company. Separate Account KG cannot be charged with liabilities arising out of any other business of the Company.

    Separate Account KG is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Separate Account KG currently offers twenty-four Sub-Accounts under the variable annuity contracts. Each Sub-Account invests exclusively in a corresponding investment portfolio of Investors Fund Series (Kemper INFS) or Scudder Variable Life Investment Fund (Scudder VLIF) managed by Scudder Kemper Investments, Inc. (Scudder Kemper). Kemper INFS and Scudder VLIF (the Funds) are open-end, management investment companies registered under the 1940 Act.

    Separate Account KG funds two types of variable annuity contracts, "qualified" contracts and "non-qualified" contracts. A qualified contract is one that is purchased in connection with a retirement plan which meets the requirements of Section 401, 403, or 408 of the Internal Revenue Code (the
Code), while a non-qualified contract is one that is not purchased in connection with one of the indicated retirement plans. The tax treatment for certain withdrawals or surrenders will vary according to whether they are made from a qualified contract or a non-qualified contract.

    Effective May 1, 1998, Kemper Value Portfolio was renamed Kemper Contrarian Value Portfolio.

    Certain prior year balances have been reclassified to conform with current year presentation.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS -- Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Funds. Net realized gains and losses on securities sold are determined using the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Funds at net asset value.

    FEDERAL INCOME TAXES -- The Company is taxed as a "life insurance company" under Subchapter L of the Code and files a consolidated federal income tax return. The Company anticipates no tax liability resulting from the operations of Separate Account KG. Therefore, no provision for income taxes has been charged against Separate Account KG.

                              SEPARATE ACCOUNT KG

NOTE 3 -- INVESTMENTS

    The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Funds at December 31, 1998 were as follows:

                                                PORTFOLIO INFORMATION
                                          ----------------------------------
                                                                  NET ASSET
                                          NUMBER OF   AGGREGATE     VALUE
INVESTMENT PORTFOLIO                        SHARES       COST     PER SHARE
----------------------------------------  ----------  ----------  ----------
Small Cap Value.........................    582,179   $  613,613    $ 1.065
Small Cap Growth........................    135,072      245,694      1.972
Contrarian Value*.......................  1,299,372    2,035,373      1.757
International...........................    224,550      368,299      1.700
Growth..................................    191,164      536,536      2.957
Value+Growth............................    736,139    1,111,270      1.671
Horizon 20+.............................     25,013       36,745      1.507
Total Return............................    514,525    1,347,517      2.735
Horizon 10+.............................    631,047      831,707      1.394
Horizon 5...............................    543,850      672,114      1.302
High Yield..............................  1,736,148    2,159,359      1.227
Investment Grade Bond...................    370,448      421,615      1.165
Government Securities...................    851,280    1,022,483      1.208
Money Market............................    799,316      799,316      1.000
Global Income...........................     26,638       27,911      1.109
Blue Chip...............................    917,210    1,072,448      1.260
Dreman Financial Services...............     59,064       55,160      0.978
Dreman High Return Equity...............    504,496      514,494      1.029
International Growth and Income.........      5,684        4,996      0.912
Global Blue Chip........................     53,369       50,633      0.979
VLIF International......................     15,155      201,600     14.560
VLIF Global Discovery...................         --           --      8.040
VLIF Capital Growth.....................      6,986      158,688     23.950
VLIF Growth and Income..................     40,390      423,319     11.220

* Name changed. See Note. 1

NOTE 4 -- RELATED PARTY TRANSACTIONS

    The Company makes a charge of 1.25% per annum based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks. The Company also charges each Sub-Account 0.15% per annum based on the average daily net assets of each Sub-Account for administrative expenses. These charges are deducted from the daily value of each Sub-Account and are paid to the Company on a daily basis.

    A contract fee is currently deducted on the contract anniversary and upon full surrender of the contract when the accumulated value is less than $50,000 on contracts issued on Form A3025-96 (Kemper Gateway Elite) and when the accumulated value is less than $75,000 for contracts issued on Form A3027-98 (Kemper

                              SEPARATE ACCOUNT KG

NOTE 4 -- RELATED PARTY TRANSACTIONS (CONTINUED)

Gateway Advisor). The fee is currently waived for contracts issued to and maintained by the trustee of a 401(k) plan.

    Allmerica Investments, Inc. (Allmerica Investments), a wholly-owned subsidiary of the Company, is principal underwriter and general distributor of Separate Account KG, and does not receive any compensation for sales of the contracts. Commissions are paid by the Company to registered representatives of Allmerica Investments and to certain independent broker-dealers. The current series of contracts have a contingent deferred sales charge and no deduction is made for sales charges at the time of the sale. For the years ended December 31, 1998 and 1997, there were no contingent deferred sales charges applicable to Separate Account KG.

NOTE 5 -- CONTRACTOWNERS AND SPONSOR TRANSACTIONS

    Transactions from contractowners and sponsor were as follows:

                                                               PERIOD ENDED DECEMBER 31,
                                                          1998                           1997
                                               ---------------------------   ----------------------------
                                                  UNITS          AMOUNT         UNITS          AMOUNT
                                               ------------   ------------   ------------   -------------
Small Cap Value
  Issuance of Units..........................       758,617   $    658,357         52,126   $      51,752
  Redemption of Units........................      (104,007)       (92,501)            --              --
                                               ------------   ------------   ------------   -------------
    Net increase (decrease)..................       654,610   $    565,856         52,126   $      51,752
                                               ------------   ------------   ------------   -------------
                                               ------------   ------------   ------------   -------------
Small Cap Growth
  Issuance of Units..........................       272,058   $    277,017         18,104   $      17,501
  Redemption of Units........................       (58,550)       (58,108)            --              --
                                               ------------   ------------   ------------   -------------
    Net increase (decrease)..................       213,508   $    218,909         18,104   $      17,501
                                               ------------   ------------   ------------   -------------
                                               ------------   ------------   ------------   -------------
Contrarian Value*
  Issuance of Units..........................     2,153,322   $  2,315,657        175,040   $     172,367
  Redemption of Units........................      (413,770)      (428,269)          (746)           (739)
                                               ------------   ------------   ------------   -------------
    Net increase (decrease)..................     1,739,552   $  1,887,388        174,294   $     171,628
                                               ------------   ------------   ------------   -------------
                                               ------------   ------------   ------------   -------------
International
  Issuance of Units..........................       334,236   $    326,967         47,600   $      43,734
  Redemption of Units........................        (4,440)        (4,699)            --              --
                                               ------------   ------------   ------------   -------------
    Net increase (decrease)..................       329,796   $    322,268         47,600   $      43,734
                                               ------------   ------------   ------------   -------------
                                               ------------   ------------   ------------   -------------
Growth
  Issuance of Units..........................       497,684   $    500,582         16,485   $      16,034
  Redemption of Units........................        (2,620)        (2,537)            --              --
                                               ------------   ------------   ------------   -------------
    Net increase (decrease)..................       495,064   $    498,045         16,485   $      16,034
                                               ------------   ------------   ------------   -------------
                                               ------------   ------------   ------------   -------------
Value+Growth
  Issuance of Units..........................     1,088,327   $  1,127,426        125,674   $     119,835
  Redemption of Units........................      (132,203)      (126,651)          (837)           (791)
                                               ------------   ------------   ------------   -------------
    Net increase (decrease)..................       956,124   $  1,000,775        124,837   $     119,044
                                               ------------   ------------   ------------   -------------
                                               ------------   ------------   ------------   -------------
* Name changed. See Note 1.

                              SEPARATE ACCOUNT KG

NOTE 5 -- CONTRACTOWNERS AND SPONSOR TRANSACTIONS (CONTINUED)

                                                               PERIOD ENDED DECEMBER 31,
                                                          1998                           1997
                                               ---------------------------   ----------------------------
                                                  UNITS          AMOUNT         UNITS          AMOUNT
                                               ------------   ------------   ------------   -------------
Horizon 20+
  Issuance of Units..........................        32,532   $     34,708          4,952   $       4,948
  Redemption of Units........................        (2,983)        (2,941)            --              --
                                               ------------   ------------   ------------   -------------
    Net increase (decrease)..................        29,549   $     31,767          4,952   $       4,948
                                               ------------   ------------   ------------   -------------
                                               ------------   ------------   ------------   -------------
Total Return
  Issuance of Units..........................     1,317,040   $  1,403,752         42,320   $      42,330
  Redemption of Units........................      (137,214)      (153,329)            --              --
                                               ------------   ------------   ------------   -------------
    Net increase (decrease)..................     1,179,826   $  1,250,423         42,320   $      42,330
                                               ------------   ------------   ------------   -------------
                                               ------------   ------------   ------------   -------------
Horizon 10+
  Issuance of Units..........................       773,419   $    818,896         21,224   $      21,224
  Redemption of Units........................        (5,805)        (5,842)            --              --
                                               ------------   ------------   ------------   -------------
    Net increase (decrease)..................       767,614   $    813,054         21,224   $      21,224
                                               ------------   ------------   ------------   -------------
                                               ------------   ------------   ------------   -------------
Horizon 5
  Issuance of Units..........................       648,542   $    682,429         82,138   $      82,180
  Redemption of Units........................       (86,777)       (90,840)          (858)           (861)
                                               ------------   ------------   ------------   -------------
    Net increase (decrease)..................       561,765   $    591,589         81,280   $      81,319
                                               ------------   ------------   ------------   -------------
                                               ------------   ------------   ------------   -------------
High Yield
  Issuance of Units..........................     2,309,193   $  2,324,603         75,323   $      75,270
  Redemption of Units........................      (263,493)      (265,916)          (133)           (133)
                                               ------------   ------------   ------------   -------------
    Net increase (decrease)..................     2,045,700   $  2,058,687         75,190   $      75,137
                                               ------------   ------------   ------------   -------------
                                               ------------   ------------   ------------   -------------
Investment Grade Bond
  Issuance of Units..........................       457,537   $    477,324         20,708   $      20,761
  Redemption of Units........................       (74,545)       (76,430)            --              --
                                               ------------   ------------   ------------   -------------
    Net increase (decrease)..................       382,992   $    400,894         20,708   $      20,761
                                               ------------   ------------   ------------   -------------
                                               ------------   ------------   ------------   -------------
Government Securities
  Issuance of Units..........................     1,005,478   $  1,060,460         20,721   $      20,760
  Redemption of Units........................       (55,627)       (58,782)            --              --
                                               ------------   ------------   ------------   -------------
    Net increase (decrease)..................       949,851   $  1,001,678         20,721   $      20,760
                                               ------------   ------------   ------------   -------------
                                               ------------   ------------   ------------   -------------
Money Market
  Issuance of Units..........................     1,817,832   $  1,862,887          5,380   $       5,380
  Redemption of Units........................    (1,050,752)    (1,072,948)            --              --
                                               ------------   ------------   ------------   -------------
    Net increase (decrease)..................       767,080   $    789,939          5,380   $       5,380
                                               ------------   ------------   ------------   -------------
                                               ------------   ------------   ------------   -------------
Global Income
  Issuance of Units..........................        17,964   $     19,083         10,541   $      10,780
  Redemption of Units........................        (2,017)        (2,121)            --              --
                                               ------------   ------------   ------------   -------------
    Net increase (decrease)..................        15,947   $     16,962         10,541   $      10,780
                                               ------------   ------------   ------------   -------------
                                               ------------   ------------   ------------   -------------

                              SEPARATE ACCOUNT KG

NOTE 5 -- CONTRACTOWNERS AND SPONSOR TRANSACTIONS (CONTINUED)

                                                               PERIOD ENDED DECEMBER 31,
                                                          1998                           1997
                                               ---------------------------   ----------------------------
                                                  UNITS          AMOUNT         UNITS          AMOUNT
                                               ------------   ------------   ------------   -------------
Blue Chip
  Issuance of Units..........................       923,571   $  1,071,111         43,276   $      46,850
  Redemption of Units........................       (35,781)       (42,569)            --              --
                                               ------------   ------------   ------------   -------------
    Net increase (decrease)..................       887,790   $  1,028,542         43,276   $      46,850
                                               ------------   ------------   ------------   -------------
                                               ------------   ------------   ------------   -------------
Dreman Financial Services
  Issuance of Units..........................        51,272   $     55,286             --   $          --
  Redemption of Units........................           (20)           (20)            --              --
                                               ------------   ------------   ------------   -------------
    Net increase (decrease)..................        51,252   $     55,266             --   $          --
                                               ------------   ------------   ------------   -------------
                                               ------------   ------------   ------------   -------------
Dreman High Return Equity
  Issuance of Units..........................       452,184   $    517,505             --   $          --
  Redemption of Units........................        (2,190)        (2,297)            --              --
                                               ------------   ------------   ------------   -------------
    Net increase (decrease)..................       449,994   $    515,208             --   $          --
                                               ------------   ------------   ------------   -------------
                                               ------------   ------------   ------------   -------------
International Growth and Income
  Issuance of Units..........................         5,020   $      5,020             --   $          --
  Redemption of Units........................           (20)           (20)            --              --
                                               ------------   ------------   ------------   -------------
    Net increase (decrease)..................         5,000   $      5,000             --   $          --
                                               ------------   ------------   ------------   -------------
                                               ------------   ------------   ------------   -------------
Global Blue Chip
  Issuance of Units..........................        52,450   $     53,005             --   $          --
  Redemption of Units........................        (2,313)        (2,369)            --              --
                                               ------------   ------------   ------------   -------------
    Net increase (decrease)..................        50,137   $     50,636             --   $          --
                                               ------------   ------------   ------------   -------------
                                               ------------   ------------   ------------   -------------
VLIF International
  Issuance of Units..........................       239,298   $    244,606             --   $          --
  Redemption of Units........................       (38,595)       (42,108)            --              --
                                               ------------   ------------   ------------   -------------
    Net increase (decrease)..................       200,703   $    202,498             --   $          --
                                               ------------   ------------   ------------   -------------
                                               ------------   ------------   ------------   -------------
VLIF Capital Growth
  Issuance of Units..........................       142,810   $    158,817             --   $          --
  Redemption of Units........................           (20)           (20)            --              --
                                               ------------   ------------   ------------   -------------
    Net increase (decrease)..................       142,790   $    158,797             --   $          --
                                               ------------   ------------   ------------   -------------
                                               ------------   ------------   ------------   -------------
VLIF Growth and Income
  Issuance of Units..........................       469,381   $    486,819             --   $          --
  Redemption of Units........................       (58,382)       (64,091)            --              --
                                               ------------   ------------   ------------   -------------
    Net increase (decrease)..................       410,999   $    422,728             --   $          --
                                               ------------   ------------   ------------   -------------
                                               ------------   ------------   ------------   -------------

                              SEPARATE ACCOUNT KG

NOTE 6 -- DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

    The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that Separate Account KG satisfies the current requirements of the regulations, and it intends that Separate Account KG will continue to meet such requirements.

NOTE 7 -- PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of shares of the Funds by Separate Account KG during the year ended December 31, 1998 were as follows:

INVESTMENT PORTFOLIO                                      PURCHASES     SALES
-------------------------------------------------------  -----------  ----------
Small Cap Value........................................  $   611,576  $   46,775
Small Cap Growth.......................................      285,582      53,125
Contrarian Value*......................................    2,240,637     355,514
International..........................................      328,516       4,073
Growth.................................................      524,955       3,909
Value+Growth...........................................    1,102,778     101,210
Horizon 20+............................................       35,137       3,069
Total Return...........................................    1,446,727     139,603
Horizon 10+............................................      815,885       5,331
Horizon 5..............................................      663,800      72,376
High Yield.............................................    2,241,524     149,838
Investment Grade Bond..................................      475,132      74,985
Government Securities..................................    1,058,568      57,281
Money Market...........................................    1,868,730   1,074,793
Global Income..........................................       19,275       2,194
Blue Chip..............................................    1,053,372      29,012
Dreman Financial Services..............................       55,247          90
Dreman High Return Equity..............................      515,257         765
International Growth and Income........................        5,000           4
Global Blue Chip.......................................       52,984       2,405
VLIF International.....................................      202,462         872
VLIF Global Discovery..................................           --          --
VLIF Capital Growth....................................      158,783         100
VLIF Growth and Income.................................      426,988       3,920
                                                         -----------  ----------
  Totals...............................................  $16,188,915  $2,181,244
                                                         -----------  ----------
                                                         -----------  ----------

* Name changed. See Note 1.

                             PART C.  OTHER INFORMATION


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

   (a)   FINANCIAL STATEMENTS

   Financial Statements Included in Part A
   None

   Financial Statements Included in Part B
   Financial Statements for First Allmerica Financial Life Insurance Company Financial Statements for Separate Account KG of First Allmerica Financial Life Insurance Company

   Financial Statements Included in Part C
   None

   (b)   EXHIBITS

   EXHIBIT 1 Vote of Board of Directors Authorizing Establishment of Registrant dated June 13, 1996 was previously filed on August 16, 1996 in Initial Registration Statement, and is incorporated by reference herein.

   EXHIBIT 2 Not Applicable. Pursuant to Rule 26a-2, the Insurance Company may hold the assets of the registrant NOT pursuant to a trust indenture or other such instrument.

   EXHIBIT 3     (a)   Underwriting and Administrative Services Agreement was
                       previously filed on April 30, 1998 in Post-Effective
                       Amendment No. 2, and is incorporated by reference herein.

                 (b) Wholesaling Agreement was previously filed on November 26, 1996 in Pre-Effective Amendment No. 1, and is incorporated by reference herein.

                 (c) Sales Agreements with Commission Schedule were previously filed on April 30, 1998 in Post-Effective Amendment No. 2, and are incorporated by reference herein.

                 (d) General Agent's Agreement was previously filed on April 30, 1998 in Post-Effective Amendment No. 2, and is incorporated by reference herein.

                 (e) Career Agent Agreement was previously filed on April 30, 1998 in Post-Effective Amendment No. 2, and is incorporated by reference herein.

                 (f) Registered Representative's Agreement was previously filed on April 30, 1998 in Post-Effective Amendment No. 2, and is incorporated by reference herein.

                 (g) Form of Indemnification Agreement with Scudder Kemper was previously filed on April 30, 1998 in Post-Effective Amendment No. 2, and is incorporated by reference herein.

   EXHIBIT 4 Policy Form was previously filed on August 16, 1996 in Initial Registration Statement. and is incorporated by reference herein.

   EXHIBIT 5 Application Form was previously filed on August 16, 1996 in Initial Registration Statement, and is incorporated by reference herein.

   EXHIBIT 6 The Depositor's Articles of Incorporation, as amended effective October 1, 1995 to reflect its new name, and Bylaws were previously filed on August 16, 1996 in Initial Registration Statement, and are incorporated by reference herein.

   EXHIBIT 7     Not Applicable.

   EXHIBIT 8     (a)   BFDS Agreements for lockbox and mailroom services were
                       previously filed on April 30, 1998 in Post-Effective
                       Amendment No. 2, and are incorporated by reference herein.

                 (b) Form of Scudder Services Agreement was previously filed on April 30, 1998 in Post-Effective Amendment No. 2, and is incorporated by reference herein.

                 (c)   Directors' Power of Attorney is filed herewith.

   EXHIBIT 9     Opinion of Counsel is filed herewith.

   EXHIBIT 10    Consent of Independent Accountants is filed herewith.

   EXHIBIT 11    None.

   EXHIBIT 12    None.

   EXHIBIT 13    Not Applicable.

   EXHIBIT 15    (a)   Participation Agreement with Kemper was previously filed
                       on April 30, 1998 in Post-Effective Amendment No. 2, and is incorporated by reference herein.

                 (b) Form of Participation Agreement with Scudder Kemper was previously filed on April 30, 1998 in Post-Effective Amendment No. 2, and is incorporated by reference herein.



ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

  The principal business address of all the following Directors and Officers is:
  440 Lincoln Street
  Worcester, Massachusetts 01653

                  DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY

NAME AND POSITION WITH
        COMPANY             PRINCIPAL OCCUPATION(s) DURING PAST FIVE YEARS
       ---------            ----------------------------------------------
 Bruce C. Anderson          Director (since 1996), Vice President (since 1984)
  Director, Vice President  and Assistant Secretary (since 1992) of First
  and Assistant Secretary   Allmerica

 Abigail M. Armstrong       Secretary (since 1996) and Counsel (since 1991) of
  Secretary and Counsel     First Allmerica; Secretary (since 1988) and Counsel
                            (since 1994) of Allmerica Investments, Inc.; and
                            Secretary (since 1990) of Allmerica Financial
                            Investment Management Services, Inc.

 Warren E. Barnes           Vice President (since 1996) and Corporate
  Vice President and        Controller (since 1998) of First Allmerica
  Corporate Controller

 Robert E. Bruce            Director and Chief Information Officer (since 1997)
  Director, Vice President  and Vice President (since 1995) of First Allmerica;
  and Chief                 and Corporate Manager (1979 to 1995) of Digital
  Information Officer       Equipment Corporation

 John P. Kavanaugh          Director and Chief Investment Officer (since 1996)
  Director, Vice President  and Vice President (since 1991) of First Allmerica;
  and Chief Investment      and Vice President (since 1998) of Allmerica
  Officer                   Financial Investment Management Services, Inc.

 John F. Kelly              Director (since 1996), Senior Vice President (since
  Director, Senior Vice     1986), General Counsel (since 1981) and Assistant
  President,                Secretary (since 1991) of First Allmerica; Director
  General Counsel and       (since 1985) of Allmerica Investments, Inc.; and
  Assistant                 Director (since 1990) of Allmerica Financial
  Secretary                 Investment Management Services, Inc.

 J. Barry May               Director (since 1996) of First Allmerica; Director
  Director                  and President (since 1996) of The Hanover Insurance
                            Company; and Vice President (1993 to 1996) of the
                            Hanover Insurance Company

 James R. McAuliffe         Director (since 1996) of First Allmerica; Director
  Director                  (since 1992), President (since 1994) and Chief
                            Executive Officer (since 1996) of Citizens
                            Insurance Company of America

 John F. O'Brien            Director, President and Chief Executive Officer
  Director, President and   (since 1989) of First Allmerica; Director (since
  Chief                     1989) of Allmerica Investments, Inc.; and Director
  Executive Officer         and Chairman of the Board (since 1990) of Allmerica
                            Financial Investment Management Services, Inc.

 Edward J. Parry, III       Director and Chief Financial Officer (since 1996)
  Director, Vice            and Vice President and Treasurer (since 1993) of
  President,                First Allmerica; Treasurer (since 1993) of
  Chief Financial Officer   Allmerica Investments, Inc.; and Treasurer (since
  and Treasurer             1993) of Allmerica Financial Investment Management
                            Services, Inc.

 Richard M. Reilly          Director (since 1996) and Vice President (since
  Director and Vice         1990) of First Allmerica; Director (since 1990) of
  President                 Allmerica Investments, Inc.; and Director and
                            President (since 1998) of Allmerica Financial
                            Investment Management Services, Inc.

 Robert P. Restrepo, Jr.    Director and Vice President (since 1998) of First
  Director and Vice         Allmerica; Chief Executive Officer (1996 to 1998)
  President                 of Travelers Property & Casualty; Senior Vice
                            President (1993 to 1996) of Aetna Life & Casualty
                            Company

 Eric A. Simonsen           Director (since 1996) and Vice President (since
  Director and Vice         1990) of First Allmerica; Director (since 1991) of
  President                 Allmerica Investments, Inc.; and Director (since
                            1991) of Allmerica Financial Investment Management
                            Services, Inc.

 Phillip E. Soule           Director (since 1996) and Vice President (since
  Director and Vice         1987) of First Allmerica
  President

ITEM 26.   PERSONS UNDER COMMON CONTROL WITH REGISTRANT

                                Allmerica Financial Corporation

                                            Delaware
     |               |                  |                  |              |            |              |
______________________________________________________________________________________________________________
 Financial          100%               100%               100%           100%         100%           100%
Profiles, Inc.  Allmerica, Inc.      Allmerica       First Allmerica  AFC Capital   Allmerica   First Sterling
                                   Funding Corp.     Financial Life    Trust I      Services        Limited
                                                       Insurance                   Corporation
                                                        Company

 California     Massachusetts       Massachusetts     Massachusetts    Delaware    Massachusetts    Bermuda
                                                            |                                    |
30%                                                   _________________                    _____________
                                                            |                                    |
                                                           100%                                 100%
                                                           SMA                            First Sterling
                                                      Financial Corp.                      Reinsurance
                                                                                             Company
                                                                                             Limited

                                                             Massachusetts                    Bermuda
                                                                     |
______________________________________________________________________________________________________________________
        |                   |                    |                   |                     |                   |
         70%               100%               99.2%                 100%                  100%                100%
     Allmerica        Sterling Risk         Allmerica             Allmerica             Allmerica           Allmerica
     Property           Management             Trust             Investments,           Financial        Financial Life
    & Casualty        Services, Inc.       Company, N.A.            Inc.                Investment       Insurance and
  Companies, Inc.                                                                       Management      Annuity Company
                                                                                      Services, Inc.

                                             Federally
     Delaware            Delaware            Chartered          Massachusetts         Massachusetts         Delaware
         |
___________________________________________________________________________
         |                  |                   |                    |
       100%                100%                100%                 100%
        APC             The Hanover          Allmerica           Citizens
   Funding Corp.         Insurance           Financial           Insurance
                          Company            Insurance           Company of
                                           Brokers, Inc.          Illinois

   Massachusetts       New Hampshire       Massachusetts          Illinois
                             |
______________________________________________________________________________________________________________________
        |                                       |                    |                     |                  |
       100%                 100%               100%                 100%                 82.5%               100%
     Allmerica            Allmerica         The Hanover        Hanover Texas           Citizens          Massachusetts
     Financial              Plus             American            Insurance            Corporation        Bay Insurance
      Benefit             Insurance          Insurance           Management                                 Company
     Insurance          Agency, Inc.          Company          Company, Inc.
      Company

   Pennsylvania        Massachusetts       New Hampshire           Texas                Delaware         New Hampshire
                                                                                           |
                                                              ________________________________________________________
                                                                     |                     |                   |
                                                                    100%                  100%               100%
                                                                  Citizens         Citizens Insurance      Citizens
                                                                 Insurance            Company of           Insurance
                                                              Company of Ohio           America         Company of the
                                                                                                            Midwest

                                                                    Ohio                Michigan            Indiana
                                                                                           |
                                                                                    _______________
                                                                                          100%
                                                                                        Citizens
                                                                                    Management Inc.

                                                                                        Michigan



                                Allmerica Financial Corporation

                                            Delaware
     |                    |                     |                   |             |           |               |
_______________________________________________________________________________________________________________________
  Financial              100%                  100%               100%           100%        100%            100%
Profiles, Inc.     Allmerica, Inc.          Allmerica        First Allmerica  AFC Capital   Allmerica   First Sterling
                                          Funding Corp.      Financial Life    Trust I      Services        Limited
                                                                Insurance                  Corporation
                                                                 Company

 California         Massachusetts         Massachusetts       Massachusetts    Delaware   Massachusetts     Bermuda
                                                      |                                          |

_____________________________________________________________________________________________________________________
        |                    |                   |                     |                   |
       100%                100%                 100%                  100%                100%
     Allmerica           Allmerica           Allmerica             Allmerica           Allmerica
    Investment             Asset         Financial Services          Asset             Benefits
    Management          Management,          Insurance            Management,             Inc.
   Company, Inc.            Inc.            Agency, Inc.            Limited

   Massachusetts       Massachusetts       Massachusetts            Bermuda             Florida

                                                              ________________      _________________________________
                                                              Allmerica Equity         Greendale              AAM
                                                                 Index Pool             Special           Equity Fund
                                                                                       Placements
                                                                                          Fund

                                                               Massachusetts         Massachusetts       Massachusetts
_____________________________________
        |                   |                                 --------------  Grantor Trusts established for the benefit of First
       100%                100%                                               Allmerica, Allmerica Financial Life, Hanover and
     Allmerica          AMGRO, Inc.                                           Citizens
     Financial                                                   Allmerica               Allmerica
     Alliance                                                 Investment Trust          Securities
     Insurance                                                                             Trust
      Company
                                                               Massachusetts           Massachusetts
   New Hampshire       Massachusetts
                             |
                      _______________
                             |
                           100%                               --------------  Affiliated Management Investment Companies
                          Lloyds
                          Credit                                                    Hanover Lloyd's
                        Corporation                                                    Insurance
                                                                                        Company

                       Massachusetts                                                     Texas

                                                              --------------  Affiliated Lloyd's plan company, controlled by
                                                                              Underwriters for the benefit of The Hanover
                                                                              Insurance Company

                                                                                          AAM              AAM
                                                                                       Growth &            High
                                                                                      Income Fund       Yield Fund,
                                                                                          L.P.            L.L.C.

                                                                                        Delaware       Massachusetts

                                                              --------------  L.P. or L.L.C. established for the benefit of
                                                                              First Allmerica, Allmerica
                                                                              Financial Life, Hanover and
                                                                              Citizens


                 FIRST ALLMERICA  FINANCIAL LIFE INSURANCE COMPANY

     NAME                  ADDRESS                TYPE OF BUSINESS
AAM Equity Fund            440 Lincoln Street     Massachusetts Grantor Trust
                           Worcester MA 01653

AAM Growth & Income        440 Lincoln Street     Limited Partnership
Fund, L.P.                 Worcester MA 01653

AFC Capital Trust I        440 Lincoln Street     Statutory Business Trust
                           Worcester MA 01653

Allmerica Asset            440 Lincoln Street     Investment advisory services
Management Limited         Worcester MA 01653

Allmerica Asset            440 Lincoln Street     Investment advisory services
Management, Inc.           Worcester MA 01653

Allmerica Benefits, Inc.   440 Lincoln Street     Non-insurance medical services
                           Worcester MA 01653

Allmerica Equity           440 Lincoln Street     Massachusetts Grantor Trust
Index Pool                 Worcester MA 01653

Allmerica Financial        100 North Parkway      Multi-line property and
Alliance Insurance         Worcester MA 01605     casualty insurance
Company

Allmerica Financial        100 North Parkway      Multi-line property and
Benefit Insurance          Worcester MA 01605     casualty insurance
Company

Allmerica Financial        440 Lincoln Street     Holding Company
Corporation                Worcester MA 01653

Allmerica Financial        440 Lincoln Street     Insurance Broker
Insurance Brokers, Inc.    Worcester MA 01653

Allmerica Financial Life   440 Lincoln Street     Life insurance, accident and
Insurance and                                     health



Annuity Company            Worcester MA 01653     insurance, annuities,variable
(formerly known                                   annuities and variable life
as SMA Life Assurance                             insurance
Company)

Allmerica Financial        440 Lincoln Street     Insurance Agency
Services Insurance         Worcester MA 01653
Agency, Inc.

Allmerica Funding Corp.    440 Lincoln Street     Special purpose funding
                           Worcester MA 01653     vehicle for commercial
                                                  paper

Allmerica Funds            440 Lincoln Street     Investment Company
                           Worcester MA 01653

Allmerica, Inc.            440 Lincoln Street     Common employer for Allmerica
                           Worcester MA 01653     Financial Corporation entities

Allmerica Financial        440 Lincoln Street     Investment advisory services
Investment Management      Worcester MA 01653
Services, Inc. (formerly
known as Allmerica
Institutional Services, Inc.)

Allmerica Investment       440 Lincoln Street     Investment advisory services
Management Company, Inc.   Worcester MA 01653

Allmerica Investments,     440 Lincoln Street     Securities, retail broker-
Inc.                       Worcester MA 01653     dealer

Allmerica Investment Trust 440 Lincoln Street     Investment Company
                           Worcester MA 01653

Allmerica Plus Insurance   440 Lincoln Street     Insurance Agency
Agency, Inc.               Worcester MA 01653

Allmerica Property &       440 Lincoln Street     Holding Company
Casualty Companies, Inc.   Worcester MA 01653

Allmerica Securities Trust 440 Lincoln Street     Investment Company
                           Worcester MA 01653

Allmerica Services         440 Lincoln Street     Internal administrative
Corporation                Worcester MA 01653     services provider to Allmerica
                                                  Financial Corporation entities

Allmerica Trust Company,   440 Lincoln Street     Limited purpose national trust
N.A.                       Worcester MA 01653     company

AMGRO, Inc.                100 North Parkway      Premium financing
                           Worcester MA 01605

Citizens Corporation       440 Lincoln Street     Holding Company
                           Worcester MA 01653

Citizens Insurance Company 645 West Grand River   Multi-line property and
of America                 Howell MI 48843        casualty insurance


Citizens Insurance Company 333 Pierce Road        Multi-line property and
of Illinois                Itasca IL 60143        casualty insurance

Citizens Insurance Company 3950 Priority Way      Multi-line property of the
Midwest                    South Drive,           and casualty insurance
                           Suite 200
                           Indianapolis IN 46280
Citizens Insurance         8101 N. High Street    Multi-line property and
Company of Ohio            P.O. Box 342250        casualty insurance
                           Columbus OH 43234

Citizens Management, Inc.  645 West Grand River   Services management company
                           Howell MI 48843

Financial Profiles         5421 Avenida Encinas   Computer software company
                           Carlsbad, CA  92008

First Allmerica Financial  440 Lincoln Street     Life, pension, annuity, Life
Insurance Company          Worcester MA 01653     accident and health insurance
(formerly State Mutual                            company
Life Assurance Company of
of America)

First Sterling Limited     440 Lincoln Street     Holding Company
                           Worcester MA 01653

First Sterling Reinsurance 440 Lincoln Street     Reinsurance Company
Company Limited            Worcester MA 01653

Greendale Special          440 Lincoln Street     Massachusetts Grantor Trust
Placements Fund            Worcester MA 01653

The Hanover American       100 North Parkway      Multi-line property and
Insurance Company          Worcester MA 01605     casualty insurance

The Hanover Insurance      100 North Parkway      Multi-line property and
Company                    Worcester MA 01605     casualty insurance

Hanover Texas Insurance    801 East Campbell      Attorney-in-fact for
Management Company, Inc.   Road                   Hanover
                           Richardson TX 75081    Llyod's Insurance Company

Hanover Lloyd's Insurance  801 East Campbell      Multi-line property Company
                           Road                   and casualty insurance
                           Richardson TX 75081

Lloyds Credit Corporation  440 Lincoln Street     Premium financing service
                           Worcester MA 01653     franchises

Massachusetts Bay          100 North Parkway      Multi-line property and
Insurance Company          Worcester MA 01605     casualty insurance

SMA Financial Corp.        440 Lincoln Street     Holding Company
                           Worcester MA 01653

Sterling Risk Management   440 Lincoln Street     Risk management services
Services, Inc.             Worcester MA 01653

ITEM 27. NUMBER OF CONTRACT OWNERS

   As of February 28, 1999 there were 63 Contract holders of qualified Contracts and 162 Contract holders of non-qualified Contracts.

ITEM 28. INDEMNIFICATION

   Article VIII of the Bylaws of First Allmerica Financial Insurance Company (the Depositor) states: Each Director and each Officer of the Corporation, whether or not in office, (and his executors or administrators), shall be indemnified or reimbursed by the Corporation against all expenses actually and necessarily incurred by him in the defense or reasonable settlement of any action, suit, or proceeding in which he is made a party by reason of his being or having been a Director or Officer of the Corporation, including any sums paid in settlement or to discharge judgement, except in relation to matters as to which he shall be finally adjudged in such action, suit or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director or Officer; and the foregoing right of indemnification or reimbursement shall not affect any other rights to which he may be entitled under the Articles of Incorporation, any statute, bylaw, agreement, vote of stockholders, or otherwise.

ITEM 29. PRINCIPAL UNDERWRITERS
   a) Allmerica Investments, Inc. also acts as principal underwriter for the following:

   X VEL Account, VEL II Account, VEL Account III, Select Account III, Inheiritage Account, Separate Accounts VA-A, VA-B, VA-C, VA-G, VA-H, VA-K, VA-P Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, Fulcrum Variable Life Separate Account, and Allmerica Select Separate Account of Allmerica Financial Life Insurance and Annuity Company

   X Inheiritage Account, VEL II Account, Separate Account I, Separate Account VA-K, Separate Account VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, and Allmerica Select Separate Account of First Allmerica Financial Life Insurance Company.

   -    Allmerica Investment Trust

   (b) The Principal Business Address of each of the following Directors and Officers of Allmerica
                 Investments, Inc. is:
        440 Lincoln Street
        Worcester, Massachusetts 01653

      NAME                   POSITION OR OFFICE WITH UNDERWRITER
      -----                ------------------------------------
   Abigail M. Armstrong      Secretary and Counsel

   Emil J. Aberizk, Jr.      Vice President

   Edward T. Berger          Vice President and Chief Compliance Officer

   Richard F. Betzler, Jr.   Vice  President

   Philip L. Heffernan       Vice President

   John F. Kelly             Director

   Daniel Mastrototaro       Vice President

   William F. Monroe, Jr.    Vice President

   David J. Mueller          Vice President and Controller

   John F. O'Brien           Director

   Stephen Parker            President, Director and Chief Executive Officer

   Edward J. Parry, III      Treasurer

   Richard M. Reilly         Director

   Eric A. Simonsen          Director

   Mark G. Steinberg         Senior Vice President

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

   Each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained by the Company at 440 Lincoln Street, Worcester, Massachusetts.

ITEM 31. MANAGEMENT SERVICES

   The Company provides daily unit value calculations and related services for the Company's separate accounts.

ITEM 32. UNDERTAKINGS

   (a) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission ("SEC")such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the SEC heretofore or hereafter duly adopted pursuant to authority conferred in that section.

   (b) The Registrant hereby undertakes to include in the prospectus a postcard that the applicant can remove to send for a Statement of Additional Information.

   (c) The Registrant hereby undertakes to deliver a Statement of Additional Information promptly upon written or oral request, according to the requirements of Form N-4.

   (d) Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, Officers and Controlling Persons of Registrant under any registration statement, underwriting agreement or otherwise, Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Director, Officer or Controlling Person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or Controlling Person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

   (e) The Company and the Registrant hereby represent that the aggregate fees and charges under the Contracts offered by this Registration Statement are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

ITEM 33. REPRESENTATIONS CONCERNING WITHDRAWAL RESTRICTIONS ON SECTION 403(b)
                 PLANS AND UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

   Registrant, a separate account of First Allmerica Financial Life Insurance Company ("Company"), states that it is (a) relying on Rule 6c-7 under the 1940 Act with respect to withdrawal restrictions under the Texas Optional Retirement Program ("Program") and (b) relying on the "no-action" letter (Ref. No. IP-6-88) issued on November 28, 1988 to the American Council of Life Insurance, in applying the withdrawal restrictions of Internal Revenue Code Section 403(b)(11). Registrant has taken the following steps in reliance on the letter:

   1. Appropriate disclosures regarding the redemption restrictions imposed by the Program and by Section 403(b)(11) have been included in the prospectus of each registration statement used in connection with the offer of the Company's variable contracts.

   2. Appropriate disclosures regarding the redemption restrictions imposed by the Program and by Section 403(b)(11) have been included in sales literature used in connection with the offer of the Company's variable contracts.

   3. Sales Representatives who solicit participants to purchase the variable contracts have been instructed to specifically bring the redemption restrictions imposed by the Program and by Section 403(b)(11) to the attention of potential participants.

   4.    A signed statement acknowledging the participant's understanding of
         (i) the restrictions on redemption imposed by the Program and by
         Section 403(b)(11) and (ii) the investment alternatives available under the employer's arrangement will be obtained from each participant who purchases a variable annuity contract prior to or at the time of purchase.

   Registrant hereby represents that it will not act to deny or limit a transfer request except to the extent that a Service-Ruling or written opinion of counsel, specifically addressing the fact pattern involved and taking into account the terms of the applicable employer plan, determines that denial or limitation is necessary for the variable annuity contracts to meet the requirements of the Program or of Section 403(b). Any transfer request not so denied or limited will be effected as expeditiously as possible.

                                     SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts, on the 2nd day of April, 1999.
                               SEPARATE ACCOUNT KG OF
            FIRST ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                    By: /s/ Abigail M. Armstrong
                        --------------------------------
                        Abigail M. Armstrong, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                Title                                 Date
----------                -----                                 ----
/s/ Warren E. Barnes      Vice President and Corporate          April 2, 1999
------------------------  Controller
Warren E. Barnes

/s/ Edward J. Parry III   Director, Vice President, Chief       April 2, 1999
------------------------  Financial Officer and Treasurer
Edward J. Parry III

/s/ Richard M. Reilly     Director and Vice President           April 2, 1999
------------------------
Richard M. Reilly

John F. O'Brien*          Director, President and Chief         April 2, 1999
------------------------  Executive Officer

Bruce C. Anderson*        Director and Vice President           April 2, 1999
------------------------

Robert E. Bruce*          Director, Vice President  and         April 2, 1999
------------------------  Chief Information Officer

John P. Kavanaugh*        Director, Vice President and          April 2, 1999
------------------------  Chief Investment Officer

John F. Kelly*            Director, Senior Vice President       April 2, 1999
------------------------  and General Counsel

J. Barry May*             Director                              April 2, 1999
------------------------

James R. McAuliffe*       Director                              April 2, 1999
------------------------

Robert P. Restrepo, Jr.*  Director and Vice President           April 2, 1999
------------------------

Eric A. Simonsen*         Director and Vice President           April 2, 1999
------------------------

Phillip E. Soule*         Director and Vice President           April 2, 1999
------------------------

* Sheila B. St. Hilaire, by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Power of Attorney dated April 1, 1999 duly executed by such persons.

/s/ Sheila B. St. Hilaire
---------------------------------------
Sheila B. St. Hilaire, Attorney-in-Fact
(333-10285)

                                   EXHIBIT TABLE


Exhibit 8(c)               Directors' Power of Attorney

Exhibit 9                  Opinion of Counsel

Exhibit 10                 Consent of Independent Accountants